SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12

THE ALPINE GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction: $70 million

(5)	Total fee paid: $8,239.

☒	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE ALPINE GROUP, INC.
One Meadowlands Plaza
East Rutherford, New Jersey 07073

December 23, 2005

Dear Fellow Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of The Alpine Group, Inc., (“Alpine”) to be held at The Sheraton Meadowlands Hotel and Conference Center, Conference Room C, Two Meadowlands Plaza, East Rutherford, New Jersey 07073 on January 26, 2006 at 9:00 a.m.

At the Special Meeting, stockholders will be asked to authorize an Asset Purchase Agreement that Essex Electric Inc., Alpine’s indirect, 84%-owned subsidiary (“Essex”), has entered into pursuant to which Essex has agreed to sell (the “Asset Sale”) its building wire manufacturing business, which sale will constitute the sale of substantially all of Essex’s assets under Delaware law. Even though Alpine has other significant assets, the Asset Sale will constitute a sale by Alpine of substantially all of its assets under Delaware law and, therefore, requires the approval of Alpine’s stockholders.

THE BOARD OF DIRECTORS OF ALPINE HAS DETERMINED THAT THE ASSET SALE IS IN THE BEST INTERESTS OF ALPINE. ACCORDINGLY, THE BOARD OF DIRECTORS OF ALPINE HAS APPROVED THE ASSET PURCHASE AGREEMENT AND RECOMMENDS THAT STOCKHOLDERS VOTE TO AUTHORIZE THE ASSET SALE AT THE SPECIAL MEETING.

A Notice of the Special Meeting and proxy statement containing detailed information concerning the Asset Sale and related transactions accompany this letter. The board of directors of Alpine urges you to read the material carefully. Your vote is very important. Even if you plan to attend the Special Meeting, please mark, date, sign and return the enclosed proxy in the enclosed postage prepaid envelope as soon as possible or vote your shares by telephone in accordance with the instructions on the enclosed proxy card. If you have any questions regarding the proposed transactions, please call Alpine at (201) 549-4400.

Sincerely,

Steven S. Elbaum
Chairman of the Board
and Chief Executive Officer

THE ALPINE GROUP, INC.
One Meadowlands Plaza
East Rutherford, New Jersey 07073

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 26, 2006

To the Stockholders of THE ALPINE GROUP, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of The Alpine Group, Inc. (“Alpine”) will be held at The Sheraton Meadowlands Hotel and Conference Center, Conference Room C, Two Meadowlands Plaza, East Rutherford, New Jersey 07073 on January 26, 2006 at 9:00 a.m. to consider and vote upon the following matters, which are more fully described in the accompanying proxy statement:

1.

Authorization of the sale by Essex Electric Inc., Alpine’s indirect, 84%-owned subsidiary, of its building wire manufacturing business, which sale will constitute the sale of substantially all of Essex’s and Alpine’s assets under Delaware law, pursuant to an Asset Purchase Agreement, dated as of September 30, 2005, between Essex Electric Inc. and Southwire Company; and

2.

Transaction of such other business as may properly come before the Special Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. All stockholders of record at the close of business on December 22, 2005 will be entitled to vote at the Special Meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Special Meeting and, while the transfer books remain open prior thereto, at Alpine’s offices during regular business hours.

By Order of the Board of Directors,

Stewart H. Wahrsager
Secretary

December 23, 2005

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE, USING A TOLL-FREE NUMBER. THE ENCLOSED PROXY CARD CONTAINS COMPLETE INSTRUCTIONS FOR VOTING BY TELEPHONE.

Liabilities to be Assumed by Southwire	16
Assets to be Retained by Essex	16
Liabilities to be Retained by Essex	16
Sale Price and Adjustments	17
Representations and Warranties	17
Representations and Warranties of Essex	17
Representations and Warranties of Southwire	18
Covenants of Essex	18
Closing Conditions	18
Agreements Related to the Asset Purchase Agreement	19
Termination; Expenses; Termination Fee	19
Indemnification	21
Amendments and Assignment	22
OWNERSHIP OF SECURITIES	22
AVAILABLE INFORMATION	26
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	26
OTHER BUSINESS	27

ANNEX I – Asset Purchase Agreement, dated as of September 30, 2005, between Essex Electric Inc. and Southwire Company

ANNEX II – Guaranty, dated September 30, 2005, of The Alpine Group, Inc.

ANNEX III – Form of Non-Competition Agreement, among The Alpine Group, Inc., Essex Electric Inc. and Southwire Company

ANNEX IV – The Alpine Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004

ANNEX V – The Alpine Group, Inc.’s Annual Report on Form 10-K/A for the year ended December 31, 2004

ANNEX VI – Historical Audited Consolidated Financial Statements of The Alpine Group, Inc.

ANNEX VII – The Alpine Group, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005

ANNEX VIII – The Alpine Group, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005

ANNEX IX – The Alpine Group, Inc.’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2005

ANNEX X – Unaudited Historical Financial Statements of Essex Electric Inc.

ANNEX XI – Unaudited Pro Forma Condensed Consolidated Financial Statements of The Alpine Group, Inc.

THE ALPINE GROUP, INC.
One Meadowlands Plaza
East Rutherford, New Jersey 07073

________________________________

PROXY STATEMENT

________________________________

INTRODUCTION

This proxy statement is furnished to the stockholders of The Alpine Group, Inc. (“Alpine”) in connection with the solicitation by Alpine’s board of directors (the “Board”) of proxies to be voted at a special meeting of Stockholders of Alpine to be held on January 26, 2006, and any adjournments or postponements thereof (the “Special Meeting”), for the purposes set forth herein and in the accompanying Notice of Special Meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about December 23, 2005.

Stockholders are to consider and vote upon the following matters, which are more fully described in this proxy statement:

1.

Authorization of the sale by Essex Electric Inc., Alpine’s indirect, 84%-owned subsidiary, of its building wire manufacturing business, which sale will constitute the sale of substantially all of Essex’s and Alpine’s assets under Delaware law, pursuant to an Asset Purchase Agreement, dated as of September 30, 2005, between Essex Electric Inc. and Southwire Company; and

2.

Transaction of such other business as may properly come before the Special Meeting.

Alpine has set the close of business on December 22, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting (the “Record Date”). As of the Record Date, Alpine had 16,526,140 shares of common stock outstanding and 13,955 shares of series A preferred stock outstanding. Each share of common stock is entitled to one vote per share. Each share of series A preferred stock is entitled to 743.01 votes per share. Alpine is required to have a quorum to hold the Special Meeting. A quorum is a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock and series A preferred stock on the Record Date. Abstentions and broker “non-votes” are counted for purposes of determining a quorum. An abstention is a properly signed proxy card that is marked “abstain.” A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

Stockholders are encouraged to vote their shares, either by voting in person at the Special Meeting or by granting a proxy. If a stockholder executes the attached proxy card, the individuals designated on that card will vote the stockholder’s shares according to the stockholder’s instructions. If any matter other than the proposal to approve the Asset Purchase Agreement (described above and herein) is properly presented at the Special Meeting, the designated individuals will have the authority to vote all proxies on such matters in their discretion in the manner they perceive to be in the best interests of Alpine.

If a stockholder executes the enclosed proxy card but does not give instructions, the proxy will be voted as follows: (1) FOR the authorization of the Asset Purchase Agreement; and (2) in accordance with the best judgment of the persons appointed as proxies with respect to any other matters which properly come before the Special Meeting.

Information on how a stockholder may vote at the Special Meeting (such as granting a proxy that directs how such stockholder’s shares should be voted or attending the Special Meeting in person), as well as how a stockholder can revoke a proxy, is contained in this proxy statement below under the heading QUESTIONS AND ANSWERS ABOUT THE ASSET SALE, THE ASSET PURCHASE AGREEMENT AND THE SPECIAL MEETING. The cost of this proxy statement and of solicitation of proxies will be borne by Alpine.

1

SUMMARY OF THE ASSET SALE

This summary highlights selected information contained in this proxy statement and the asset purchase agreement, dated as of September 30, 2005 (the “Asset Purchase Agreement”), between Essex Electric Inc. (“Essex”), Alpine’s indirect, 84%-owned subsidiary, and Southwire Company (“Southwire”). The Asset Purchase Agreement provides that Essex will sell (the “Asset Sale”) to Southwire Essex’s building wire manufacturing business, which sale will constitute the sale of substantially all of Essex’s assets under Delaware law, notwithstanding the retention by Essex of significant assets after the Asset Sale. Although Alpine has other significant assets, under Delaware law the Asset Sale will constitute a sale of substantially all of Alpine’s assets, and, therefore, requires the approval of Alpine’s stockholders. Superior Essex Inc. (“Superior”), the only other stockholder of Essex, currently owns a 16% interest in Essex but has a warrant to purchase additional shares of Essex, which, if exercised, would increase Superior’s ownership of Essex to a total of 19.9%. To understand the Asset Sale fully and for a more complete description of the terms of the Asset Sale, stockholders should carefully read this proxy statement, the Asset Purchase Agreement, which is attached hereto as Annex I, and the other documents described herein.

The Parties to the Asset Purchase Agreement

(page 15)

The parties to the Asset Purchase Agreement are:

•

Essex Electric Inc., as seller
Standard Federal Building
200 East Main Street
Suite 700
Fort Wayne, Indiana 46802-1914
Telephone: (260) 461-5600

•

Southwire Company, as purchaser
One Southwire Drive
Carrollton, Georgia 30119
Telephone: (770) 832-4884

Alpine, which indirectly owns an 84% interest in Essex, executed a guaranty, which is attached hereto as Annex II, whereby Alpine fully and unconditionally guaranteed Essex’s obligations arising under the Asset Purchase Agreement regarding other potential business combinations and maintenance of cash after the closing of the Asset Sale. Alpine’s address and telephone number are:

One Meadowlands Plaza
Suite 801
East Rutherford, New Jersey 07073
Telephone: (201) 549-4400

Assets to be Sold by Essex

(page 15)

The Asset Purchase Agreement provides that Essex will sell to Southwire substantially all of its assets relating to its building wire manufacturing business.

2

Assets to be Retained by Essex

(page 16)

The Asset Purchase Agreement provides that Essex will retain all of its assets not sold to Southwire, including:

•

Essex’s copper scrap reclamation plant and operation based in Jonesboro, Indiana, its plastic resin compounding plant and operation based in Marion, Indiana, and Essex’s owned real property at its Jonesboro, Indiana, Marion, Indiana and Orleans, Indiana facilities;

•

cash, cash equivalents and equity securities; and

•

accounts receivable arising prior to the closing of the Asset Sale.

Liabilities to be Retained by Essex

(page 16)

The Asset Purchase Agreement provides that Southwire will assume only those liabilities set forth in the Asset Purchase Agreement and that Essex will retain all liabilities not assumed by Southwire, including liabilities relating to:

•

all causes of action and claims, including with respect to environmental matters, of third parties against Essex (to the extent attributable to the period prior to the closing of the Asset Sale);

•

contracts not specifically assigned to Southwire; and

•

all employee benefit plans.

Sale Price

(page 17)

The Asset Purchase Agreement provides that upon consummation of the Asset Sale, Essex will receive $27 million in cash, plus an amount in cash equal to the agreed upon value of Essex’s inventory at closing. The book value (adjusted to reflect the market value of copper) of Essex’s inventory as of September 30, 2005 was $45 million. Essex will also retain all of its accounts receivable attributable to or arising out of Essex’s business prior to the closing of the Asset Sale. The book value of Essex’s accounts receivable as of September 30, 2005 was $59 million.

Recommendation of Alpine’s Board and Reasons for the Asset Sale

(page 12)

Alpine’s Board recommends that stockholders vote FOR the proposal to authorize the Asset Sale pursuant to the Asset Purchase Agreement. Alpine’s Board believes that the Asset Sale is in the best interests of Alpine. In reaching its determination to approve and recommend the Asset Sale and the Asset Purchase Agreement, Alpine’s Board considered a number of factors, including the opportunities and challenges facing Essex, other potential strategic alternatives and the terms of the Asset Purchase Agreement, including the consideration to be received thereunder.

3

Proceeds of the Asset Sale

(page 13)

Following the closing of the Asset Sale and after the anticipated collection of Essex’s retained accounts receivable and payment or establishment of a reserve for payment of Essex’s retained liabilities and other estimated expenses and costs incurred in connection with the Asset Sale and making the other assumptions set forth in the unaudited pro forma condensed consolidated financial statements attached hereto as Annex XI, Essex estimates that its pre-tax net cash proceeds will be between $70 and $75 million. The Asset Sale will be a taxable transaction for Essex. Essex will incur combined federal and state income taxes on the transaction of approximately $16 to $18 million, the payment of a portion of which may be deferred as a result of business operations of Essex following the closing of the Asset Sale.

Conduct of Business Following the Asset Sale

(page 13)

If the Asset Sale is authorized by Alpine’s stockholders, Essex will sell substantially all of its assets to Southwire under the terms of the Asset Purchase Agreement. Following the Asset Sale, Alpine will continue to have a 46% interest in Superior Cables Ltd., the largest Israeli-based producer of wire and cable products, as well as its interest in Essex.

Although specific investment or acquisition opportunities have not been identified, other than possible additional investment in Superior Cables Ltd. and/or a possible redemption or purchase of Superior’s minority interest in Essex, Alpine anticipates that it and Essex will explore and consider using their available liquid assets (including the proceeds of the Asset Sale, as described above) for investment or business acquisition opportunities. Preliminary discussions with Superior with respect to such redemption or purchase have taken place but no agreement was reached. There can be no assurance that Alpine or Essex will be able to locate or consummate appropriate investment or acquisition opportunities or that such investments or acquisitions will be profitable.

Conditions to Completion of the Asset Sale; Vote Required to Authorize the Asset Sale

(page 18; page 12)

In addition to the customary closing conditions, the parties’ obligations to consummate the Asset Sale are subject to a number of other closing conditions, including the absence of any material damage to the Florence, Alabama facility and authorization by Alpine’s stockholders of the Asset Sale. Authorization of the Asset Sale requires authorization of a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock and series A preferred stock on the Record Date, voting together.

Members of Alpine’s Board and Alpine’s executive officers, who collectively own shares of Alpine common stock and series A preferred stock entitling the holders to 11,352,365 votes, or 42.2% of the total votes, have indicated that they intend to vote for the Asset Sale.

4

Expenses and Termination Fee

(page 19)

The Asset Purchase Agreement provides that each party will pay the costs and expenses incurred by it in connection with the Asset Purchase Agreement, other than (i) costs and expenses related to obtaining environmental surveys and environmental insurance, which the parties have agreed to share and (ii) a $2,500,000 termination fee payable to Southwire under the following principal circumstances:

•

if Essex breaches its non-solicitation covenants;

•

if the Asset Purchase Agreement is terminated by Essex, because either Alpine or Essex exercises its fiduciary responsibilities; or

•

if the Asset Purchase Agreement is terminated by Southwire, because Essex or Alpine consummate a business combination involving Essex.

Agreements Related to the Asset Purchase Agreement

(page 19)

At the closing of the Asset Sale, Southwire, Essex and Alpine will enter into a Non-Competition Agreement pursuant to which Essex and Alpine and Alpine’s affiliates will covenant not to engage, for a period of seven years after the closing, in any business in North America that competes with the business operated by Essex immediately prior to the closing of the Asset Sale. The form of Non-Competition Agreement is attached hereto as Annex III. Southwire and Essex will also enter into a Transition Services Agreement under which Essex will provide Southwire with specific transitional services for up to 90 days following the closing. Alpine has also executed a Guaranty (attached hereto as Annex II) whereby it fully and unconditionally guarantees some of Essex’s obligations under the Asset Purchase Agreement.

No Appraisal Rights

(page 12)

The holders of Alpine’s common stock and series A preferred stock are not entitled to appraisal rights in connection with the Asset Sale under the Delaware General Corporation Law, Alpine’s Certificate of Incorporation or Alpine’s Bylaws.

QUESTIONS AND ANSWERS ABOUT THE ASSET SALE AND THE SPECIAL MEETING

Following are some commonly asked questions that may be raised by stockholders and answers to each of those questions.

Why did I receive this proxy statement?

This proxy statement and the enclosed proxy card have been sent to Alpine’s stockholders as of the Record Date for the Special Meeting, because Alpine’s Board is soliciting their vote at the Special Meeting. This proxy statement summarizes the information stockholders need to vote in an informed manner on the proposal to be considered at the Special Meeting. However, stockholders do not need to attend the Special Meeting to vote their shares. Instead stockholders may simply complete, sign and return the enclosed proxy card. Stockholders may also vote their shares by telephone, using a toll-free number. The enclosed proxy card contains complete instructions for voting by telephone.

5

What am I being asked to vote on at the Special Meeting?

Alpine’s stockholders will consider and vote upon the following proposals:

•

authorization of Essex’s sale of its building wire manufacturing business, which sale will constitute the sale of substantially all of the assets of Essex and the sale of substantially all of Alpine’s assets under Delaware law; and

•

transaction of any other business that may properly be presented at the Special Meeting.

Why are Alpine’s stockholders being asked to authorize the sale of substantially all of Essex’s assets?

Even though Essex and Alpine have other significant assets, under Delaware law, the sale of substantially all of Essex’s assets constitutes the sale of substantially all of Alpine’s assets and, therefore, requires the authorization of Alpine’s stockholders.

What are the estimated proceeds of the Asset Sale?

Following the closing of the Asset Sale and after the anticipated collection of Essex’s retained accounts receivable and payment, or establishment of a reserve for payment, of Essex’s retained liabilities and other estimated expenses and costs incurred in connection with the Asset Sale and making the other assumptions set forth in the unaudited pro forma condensed consolidated financial statements attached hereto as Annex XI, Essex estimates that its pre-tax cash proceeds will be between $70 and $75 million. Essex will incur combined federal and state income taxes of approximately $16 to $18 million, the payment of a portion of which may be deferred as a result of business operations of Essex following the closing of the Asset Sale.

What business will Alpine conduct after the Asset Sale?

If the Asset Sale is authorized by Alpine’s stockholders, Essex will sell substantially all of its assets to Southwire under the terms of the Asset Purchase Agreement. Following the Asset Sale, Alpine will continue to have a 46% interest in Superior Cables Ltd., the largest Israeli-based producer of wire and cable products, as well as its interest in Essex.

Although specific investment or acquisition opportunities have not been identified, other than a possible investment in Superior Cables Ltd. and/or a possible redemption or purchase of Superior’s minority interest in Essex, Alpine anticipates that it and Essex will explore and consider using their available liquid assets (including the proceeds of the Asset Sale) for investment or business acquisition opportunities. Preliminary discussions with Superior with respect to such purchase or redemption have taken place but no agreement was reached. There can be no assurance that Alpine or Essex will be able to locate or consummate appropriate investment or acquisition opportunities or that such investments or acquisitions will be profitable.

6

Other than as described above, Alpine has not yet identified any potential investment or acquisition candidates or determined the amount or source of any indebtedness which might be incurred to finance an acquisition. At the closing of the Asset Sale, Essex and Alpine will agree not to engage, for a period of seven years after the closing, in any business in North America that competes with the business operated by Essex immediately prior to the closing of the Asset Sale. Pending such use of the net proceeds of the Asset Sale, Alpine anticipates that Essex will invest the net proceeds from the Asset Sale in high quality marketable securities.

What will happen if the Asset Sale is not authorized by Alpine’s stockholders?

If the Asset Sale is not authorized by Alpine’s stockholders, Essex will not sell its assets to Southwire and Alpine and Essex will continue to conduct their business in the ordinary course and continue to evaluate all available strategic alternatives. If the Asset Sale is not authorized by Alpine’s stockholders, the Asset Purchase Agreement provides that either Essex or Southwire may terminate the Asset Purchase Agreement.

When is the Asset Sale expected to be completed?

It is expected that the Asset Sale will be completed as soon as practicable after it is authorized at the Special Meeting, subject to the satisfaction or waiver of the other conditions in the Asset Purchase Agreement. It is currently anticipated that all such conditions will be satisfied soon after the Special Meeting.

Am I entitled to appraisal rights in connection with the Asset Sale?

No. The holders of Alpine’s common stock and series A preferred stock are not entitled to appraisal rights in connection with the Asset Sale under the Delaware General Corporation Law, Alpine’s Certificate of Incorporation or Alpine’s Bylaws.

What will happen to my Alpine shares if the Asset Sale is authorized?

The Asset Sale will not alter the rights, privileges or nature of Alpine’s common stock or series A preferred stock. A stockholder who owns shares of Alpine’s common stock or series A preferred stock immediately prior to the closing of the Asset Sale will continue to hold the same number of shares immediately thereafter.

How does Alpine’s board of directors recommend that I vote on the proposal to be presented at the Special Meeting?

Alpine’s board of directors recommends that you vote FOR the proposal to authorize the Asset Sale pursuant to the Asset Purchase Agreement.

How do I vote?

Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Special Meeting. You may also vote your shares by telephone, using a toll-free number. The enclosed proxy card contains complete instructions for voting by telephone.

Can I change my vote?

Yes. You may change your proxy instructions at any time before your proxy is voted at the Special Meeting. Proxies may be revoked by taking any of the following actions:

•

filing a written notice of revocation with Alpine’s corporate secretary at Alpine’s principal executive office located at One Meadowlands Plaza, East Rutherford, New Jersey 07073;

•

filing a properly executed proxy showing a later date with Alpine’s corporate secretary at Alpine’s principal executive office; or

•

attending the Special Meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

7

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted.

How many votes do I have?

Stockholders who owned Alpine common stock or series A preferred stock at the close of business on December 22, 2005, the Record Date for the Special Meeting, are entitled to vote on all matters properly brought before the Special Meeting. Each share of common stock is entitled to one vote per share. Each share of series A preferred stock will be treated as if it had been converted into 743.01 shares of common stock on the Record Date and, therefore, each share of series A preferred stock is entitled to 743.01 votes per share. Set forth below is information concerning the votes to which each class of Alpine stock is entitled:

Class of Stock	Shares Outstanding on Record Date	Votes

Common stock	16,526,140	16,526,140

Series A preferred stock	13,955	10,368,688

Total votes at Special Meeting:		26,894,828

What vote is required to approve the proposal?

The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock and series A preferred stock on the Record Date, voting together, is required to authorize the sale of substantially all the assets of Essex, Alpine’s indirect, 84%-owned subsidiary, which sale will also constitute a sale of substantially all of Alpine’s assets.

Members of Alpine’s Board and Alpine’s executive officers, who collectively own shares of Alpine common stock and series A preferred stock entitling the holders to 11,352,365 votes, or 42.2% of the total votes, have indicated that they intend to vote for the Asset Sale.

What happens if I abstain or withhold authority to vote?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum. For purposes of determining the outcome of the proposal to authorize the Asset Sale, shares represented by such proxies will be treated as votes against that proposal.

8

How will voting on any other business be conducted?

Although Alpine does not know of any other business to be considered at the Special Meeting, if any other business is properly presented at the Special Meeting, the proxy holders named on the proxy card, have the authority to vote on such matters at their discretion such shares for which a signed proxy card has been received.

Who will bear the cost of this solicitation?

Alpine will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Alpine will provide copies of these proxy materials to banks, brokerages, fiduciaries and custodians holding in their names shares of common stock or series A preferred stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Alpine may solicit proxies by personal interview, mail, telephone and electronic communications. Alpine has not retained a proxy solicitor to assist with the solicitation of proxies for the Special Meeting. Alpine directors, officers and employees (acting without additional compensation) may assist in soliciting proxies. Alpine will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Those statements herein that involve expectations or intentions (including those related to the closing of the transactions contemplated by the Asset Purchase Agreement and Alpine’s plans or intentions following such closing, if any) are forward-looking statements within the meaning of the U.S. securities laws, involving risks and uncertainties, and are not guarantees of future performance. You are cautioned that these statements are only predictions and that forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to, future decisions by the Securities and Exchange Commission (the “SEC”) or other governmental or regulatory bodies; the vote of Alpine’s stockholders on the Asset Sale; business disruptions resulting from the announcement of the Asset Sale; uncertainties related to litigation; economic and political conditions in the U.S. and abroad; and other risks outlined in Alpine’s filings with the SEC. All forward-looking statements are effective only as of the date they are made and Alpine disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

9

AUTHORIZATION OF THE ASSET SALE

Background of the Asset Sale

Historically, Alpine has engaged in purchasing, operating, consolidating and restructuring a variety of manufacturing businesses and ultimately realizing upon the equity value so created through a sale or refinancing of these businesses. This business strategy has generally involved restructuring underperforming businesses or achieving economies of scale, greater market share or improved productivity and profitability of these businesses through consolidation or acquisitions. Since 1993, Alpine, directly or through its subsidiaries, has acquired and sold 12 companies.

Since its acquisition of Essex in December 2002, Alpine has implemented a strategy to restructure Essex as a downsized, lower cost and more competitive producer and supplier of electrical building wire products to the distributor and retail markets. Alpine also contemplated that Essex might seek appropriate acquisition opportunities to enhance its competitiveness and profitability, as well as to increase its market share.

The absence of appropriate or financially attractive acquisition opportunities for Essex, combined with volatile pricing conditions for Essex’s products and significant increases in its raw material costs, caused Essex and Alpine to consider a proposal made by Southwire for Essex’s business. Communications began in February 2005, when Stuart Thorn, President and Chief Executive Officer of Southwire, contacted Steven S. Elbaum regarding a possible acquisition by Southwire of some of Essex’s assets.

Alpine’s Board was apprised of Southwire’s interest concerning a proposed acquisition of Essex’s business at an executive session of Alpine’s Board held on March 16, 2005 and, following preliminary consideration of the relative desirability of, and risks associated with, such a sale to Southwire, Alpine’s Board approved further discussions with Southwire.

On March 17, 2005, Mr. Elbaum met with Mr. Thorn. During this meeting, Mr. Thorn made a preliminary proposal to purchase substantially all of Essex’s assets at a price approximating their aggregate book value. In early April 2005, Mr. Elbaum advised Mr. Thorn that the purchase price would need to be at a premium above the aggregate book value of the assets to be sold and that the assets to be sold would need to be further defined. Thereafter, Messrs. Elbaum and Thorn had several telephonic discussions, during which they agreed that the purchase price would be increased by approximately $15 million and that the assets to be purchased would essentially include only the plant and equipment of Essex’s Florence, Alabama manufacturing facility, Essex’s inventory and Essex’s transferable intellectual property. The parties also agreed to modify other terms of the proposed transaction to be more acceptable to Essex. The principal modifications agreed to by the parties were:

•

Southwire’s assumption of all severance costs of any employees of the Florence, Alabama plant not employed by Southwire following the closing;

•

Southwire’s acceptance that any loss by Essex of customers or sales between the date of the execution of the Asset Purchase Agreement and the closing date would not give rise to either a right of Southwire to terminate the Asset Purchase Agreement or a purchase price adjustment;

•

limitations to Southwire’s indemnification rights under the Asset Purchase Agreement, including: (i) the reduction from 24 to 18 months after the closing date of the time period during which claims for indemnification in most instances could be asserted against Essex; (ii) the reduction of the maximum amount for which indemnification could be sought by Southwire in most instances from 100% to 10% of the aggregate purchase price; (iii) the increase from $50,000 to $250,000 in the aggregate amount of damages which must be incurred by Southwire in most instances prior to its assertion of any claim for indemnification against Essex; and (iv) the elimination of Southwire’s ability to assert any claim for indemnification relating to environmental losses until it first exhausts applicable environmental insurance coverage;

10

•

the grant by Southwire to Essex of the right to terminate the transaction if the estimated value of the inventory to be sold to Southwire at closing is less then 95% of the value of such inventory as shown on Essex’s books; and

•

Essex’s retention of the assets and liabilities related to the scrap recycling and plastic compounding operations conducted at Jonesboro and Marion, Indiana, respectively.

On June 29, 2005, Southwire and Essex entered into a confidentiality agreement so that Essex could provide confidential materials to Southwire which Southwire needed to complete its evaluation of a potential transaction. On June 30, 2005, Essex and Southwire entered into a non-binding letter of intent that outlined the principal terms of a proposed sale of Essex’s assets to Southwire, including the purchase price payable at closing, the assets to be sold to, and liabilities to be assumed by, Southwire and the assets and liabilities to be retained by Essex.

Pursuant to the letter of intent, both parties made filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the potential transaction and, on July 30, 2005, the waiting period under such Act expired.

At the time of the regular meeting of Alpine’s Board on July 21, 2005, the parties began negotiating the specific terms and conditions of a proposed asset purchase agreement between them but had not completed these negotiations. At this meeting, Mr. Elbaum described the status of the negotiations with Southwire with respect to a definitive asset purchase agreement, the principal terms of the potential transaction, including that consummation of such a transaction would be deemed a sale of all or substantially all of the assets of both Essex and Alpine, requiring the approval of Alpine’s stockholders under Delaware law.

Alpine’s Board thereupon discussed the sale of Essex’s assets to Southwire. Among the factors considered by Alpine’s Board were: the realization of significant value from the Asset Sale; the risks and investment opportunities that may develop for the funds to be realized in the Asset Sale; and the ability of Alpine’s Board to exercise its fiduciary responsibilities to consider and accept a potential superior third party offer.

Following this discussion, Alpine’s Board authorized Alpine’s management to continue negotiations with Southwire with respect to a definitive asset purchase agreement substantially as contemplated by the letter of intent and to keep Alpine’s Board apprised with respect thereto.

During the first six months of 2005, two domestic and one foreign competitor of Essex contacted Alpine concerning their interest in the potential acquisition of Essex. In two instances, confidentiality agreements were entered into and information concerning Essex’s business was supplied. None of these contacts or related discussions resulted in a proposal. All such discussions ceased prior to the execution of the letter of intent with Southwire.

On September 29, 2005, Alpine’s Board authorized Alpine’s officers to cause Essex to execute and deliver the Asset Purchase Agreement. On September 30, 2005, the Asset Purchase Agreement was authorized by the board of directors of Essex. On September 30, 2005, the Asset Purchase Agreement was executed and delivered by Essex and Southwire.

11

Recommendation of Alpine’s Board; Reasons for the Asset Sale; Vote Required

Alpine’s Board has considered the financial and business aspects of the Asset Sale and believes that the Asset Sale is in the best interests of Alpine and its stockholders.

In making its determination, Alpine’s Board considered the following factors:

•

The Board’s belief that, as a result of the consideration to be received by Essex in the Asset Sale, including the collection of Essex’s retained accounts receivable, Alpine’s indirect, 84% interest in Essex will represent an attractive return to Alpine on Alpine’s investment in Essex.

•

As a result of the consideration to be received by Essex in the Asset Sale, including the collection of Essex’s retained accounts receivable, Essex will have a substantial amount of liquid assets and, either separately or in conjunction with Alpine’s liquid assets, will enable Essex and/or Alpine to prudently expand their operating activities through further investment and acquisition transactions when, as and if, in its judgment, financially and commercially attractive opportunities are available.

•

The Board’s view that attractive investment opportunities may develop in the foreseeable future in the types of businesses and industrial markets similar to those in which Alpine has operated in the past, particularly in financially distressed or underperforming businesses in a market that presents an investment opportunity for Essex and/or Alpine.

•

The “fiduciary out” retained by Essex and Alpine allowing Essex to terminate the Asset Purchase Agreement and sell its assets on terms more favorable than the terms set forth in the Asset Purchase Agreement, should such an offer be presented prior to the closing of the Asset Sale. Exercise of this “fiduciary out” would require Essex to pay Southwire a termination fee of $2.5 million.

The foregoing discussion of the information and factors considered by Alpine’s Board is not intended to be exhaustive, but includes all material factors considered by Alpine’s Board. In view of the wide variety of factors considered in connection with its evaluation of the Asset Sale, Alpine’s Board did not find it practicable to assign relative weights to the factors considered in reaching its decision. In addition, individual directors may have given different weights to different factors and may have viewed some factors more positively or negatively than others.

Based on the foregoing, Alpine’s Board recommends that stockholders vote FOR the proposal to authorize the Asset Sale pursuant to the Asset Purchase Agreement. The Asset Sale requires authorization of a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock and series A preferred stock on the Record Date, voting together. If Alpine fails to obtain the requisite stockholders’ authorization for the Asset Sale, Essex will not be able to consummate the Asset Sale and the Asset Purchase Agreement provides that either Essex or Southwire may terminate the Asset Purchase Agreement. The holders of Alpine’s common stock and series A preferred stock are not entitled to appraisal rights in connection with the Asset Sale under the Delaware General Corporation Law, Alpine’s Certificate of Incorporation or Alpine’s Bylaws.

Each share of common stock is entitled to one vote per share. Each share of series A preferred stock will be treated as if it had been converted into 743.01 shares of common stock on the Record Date and, therefore, each share of series A preferred stock is entitled to 743.01 votes per share. Accordingly, based on the number of shares of common stock and series A preferred stock outstanding on the Record Date, holders of common stock will be entitled to cast an aggregate of 16,526,140 votes, and holders of series A preferred stock will be entitled to cast an aggregate of 10,368,688 votes. Members of Alpine’s Board and Alpine’s executive officers, who collectively own shares of Alpine common stock and series A preferred stock entitling the holders to 11,352,365 votes, or 42.2% of the total votes, have indicated that they intend to vote in favor of the Asset Sale.

12

Certain Interested Persons

Harold M. Karp, who has been the President of Essex since December 2002, is employed pursuant to an employment agreement with Essex. The terms of Mr. Karp’s employment agreement provide that if within the six months prior to, or the three years after, a “change in control transaction,” such as the Asset Sale, Mr. Karp terminates his employment for “good reason” or if Essex terminates his employment without “cause,” than Mr. Karp is entitled to a severance payment equal to three times his annual salary and bonus. Mr. Karp’s annual salary is $250,000 and his bonus is determined annually based upon the achievement of performance goals set by Essex; his bonus for 2004 was $75,000. For severance purposes following termination in connection with a change in control transaction, Mr. Karp is entitled to a minimum bonus equal to 45% of his annual salary.

Other key employees of Essex, who are not directors or executive officers of Essex or Alpine, are entitled to payments upon both the consummation of a change of control of Essex, such as the Asset Sale, and the termination of their employment with Essex.

Use of Proceeds of the Asset Sale

The Asset Purchase Agreement provides that upon consummation of the Asset Sale, Essex will receive $27 million in cash, plus an amount in cash equal to the agreed upon value of Essex’s saleable inventory at closing. The book value (adjusted to reflect the market value of copper) of Essex’s inventory adjusted as of September 30, 2005 was $45 million. Essex will also retain all of its accounts receivable attributable to or arising out of Essex’s business prior to the closing of the Asset Sale. The book value of Essex’s accounts receivable as of September 30, 2005 was $59 million. Alpine expects that Essex will use a portion of the proceeds received from the Asset Sale and from the collection of Essex’s accounts receivable to pay off the outstanding liabilities of Essex not assumed by Southwire, including Essex’s revolving credit facility. As of September 30, 2005, the outstanding balance of Essex’s revolving credit facility was $44 million and its accounts payable and accrued liabilities aggregated $28 million. In addition, the Asset Purchase Agreement requires Essex to maintain a minimum of $3.5 million in cash or cash equivalents for at least 18 months after the closing date of the Asset Sale. Following the closing of the Asset Sale and after the anticipated collection of Essex’s retained accounts receivable and payment, or establishment of a reserve for payment, of Essex’s retained liabilities and other estimated expenses and costs incurred in connection with the Asset Sale and making the other assumptions set forth in the unaudited pro forma condensed consolidated financial statements attached hereto as Annex XI, Essex estimates that its pre-tax cash proceeds will be between $70 and $75 million. Essex will incur combined federal and state income taxes of approximately $16 to $18 million, the payment of a portion of which may be deferred as a result of business operations of Essex following the closing of the Asset Sale. Pending the use of the net proceeds of the Asset Sale in future investments or business acquisitions, Alpine anticipates that Essex will invest the net proceeds from the Asset Sale in high quality marketable securities.

The amount that Essex receives in the Asset Sale for its inventory and the amount that it collects in respect of its accounts receivable may be more or less than the book values thereof as of September 30, 2005. Similarly, liabilities that Essex will pay off, or establish reserves for, after the closing may be more or less than the amounts thereof as of September 30, 2005.

Conduct of Business Following the Asset Sale

If the Asset Sale is authorized by Alpine’s stockholders, Essex will sell substantially all of its assets to Southwire under the terms of the Asset Purchase Agreement.

Following the Asset Sale, Alpine will continue to have a 46% interest in Superior Cables Ltd., the largest Israeli-based producer of wire and cable products. For the year ended December 31, 2004 and the nine months ended September 30, 2005, Superior Cables Ltd. had revenues of $149.3 million and $137.1 million and a net loss of $4.5 million and net income of $1.2 million, respectively. As of September 30, 2005, Superior Cables Ltd. had total assets of $181.8 million and stockholders’ equity of $7.3 million.

13

Superior, the only other stockholder of Essex, currently owns a 16% interest in Essex but has a warrant to purchase additional shares of Essex, which, if exercised, would bring Superior’s ownership of Essex to a total of 19.9%. The warrant is exercisable in full for an exercise price of $555,000 only during the 30-day period prior to its expiration on December 11, 2007 or upon the earlier consummation of certain specified transactions generally involving a change in control of Essex or a sale of its assets, such as the Asset Sale. Under the terms of the warrant, Superior has been given notice of the Asset Sale, and if it elects to exercise the warrant, such exercise will take effect only on the consummation of the Asset Sale. The warrant will expire if it is not exercised on or prior to the closing of the Asset Sale. Alpine believes that the warrant will be exercised in its entirety upon the consummation the Asset Sale, thereby reducing Alpine’s ownership of Essex from 84% to 80.1%.

Alpine has substantial cash and cash equivalents that are available for investment. As of September 30, 2005, Alpine’s consolidated cash and cash equivalents and marketable securities were approximately $23.2 million. Alpine anticipates that it and Essex will explore and consider using their available liquid assets (including the proceeds of the Asset Sale, as described above) for investment and business acquisition opportunities, including a potential further investment in Superior Cables Ltd., which is currently 46% owned by Alpine. Alpine or Essex may consider using a portion of the net proceeds of the Asset Sale to purchase Superior’s minority interest in Essex. Preliminary discussions with respect to such purchase have taken place but no agreement was reached. There can be no assurance that Alpine or Essex will be able to locate or consummate appropriate investment and acquisition opportunities or that such investments or acquisitions will be profitable. Other than as described above, Alpine has not yet identified any potential investment or acquisition candidates or determined the amount or source of any indebtedness which might be incurred to finance an acquisition. At the closing of the Asset Sale, Essex and Alpine will agree not to engage, for a period of seven years after the closing, in any business in North America that competes with the business operated by Essex immediately prior to the closing of the Asset Sale.

Alpine’s Audited Historical Financial Information

Set forth on Annex VI to this proxy statement are certain historical audited consolidated financial statements of Alpine.

Essex’s Unaudited Historical Financial Information

Set forth on Annex X to this proxy statement is certain unaudited historical financial information of Essex.

Alpine’s Unaudited Pro Forma Condensed Consolidated Financial Information

Set forth on Annex XI to this proxy statement is unaudited pro forma condensed consolidated information of Alpine. The unaudited pro forma condensed consolidated statements of operations give effect to the Asset Sale as though it had occurred as of the beginning of the applicable period and the unaudited pro forma condensed consolidated balance sheet gives effect to the Asset Sale as though it had occurred as of the date of the balance sheet.

Operation of the Purchased Assets after the Asset Sale

Upon consummation of the Asset Sale, Southwire will own and operate the building wire manufacturing business currently carried on by Essex. Even though Essex will retain substantial assets, the Asset Sale will constitute the sale by Essex of substantially all of its assets under Delaware law.

14

Certain Income Tax Consequences

The Asset Sale will be a taxable transaction for federal and state income tax purposes. As a result of the Asset Sale, Essex will incur combined federal and state income taxes of approximately $16 to $18 million, the payment of a portion of which may be deferred as a result of business operations of Essex following the closing of the Asset Sale that are permitted under the provisions of its Non-Competition Agreement with Southwire.

THE ASSET PURCHASE AGREEMENT

Set forth below is a summary description of the Asset Purchase Agreement attached as Annex I to this proxy statement. Alpine recommends that stockholders carefully read the complete Asset Purchase Agreement for the precise legal terms and other information that may be important to stockholders.

The Parties to the Asset Purchase Agreement

Essex Electric Inc

Essex manufactures, sells and/or distributes a complete line of building wire products. Building wire products include a wide variety of thermoplastic and thermoset insulated wires for the commercial and industrial construction markets and service entrance cable, underground feeder wire and nonmetallic jacketed wire and cable for the residential construction market. These products are generally installed behind walls, in ceilings and underground.

Southwire Company

Southwire Company is a major wire and cable provider in North America, manufacturing building wire and cable, metal-clad cable, cord products, utility cable products, industrial power cable, copper and aluminum rod and continuous casting technology.

The Effective Time

The Asset Sale will become effective as promptly as practicable following the authorization of the Asset Purchase Agreement by stockholders of Alpine and upon the satisfaction or waiver, where permissible, of the other conditions to consummation of the Asset Sale.

Assets to be Sold by Essex

Subject to and upon the terms and conditions set forth in the Asset Purchase Agreement, the Asset Purchase Agreement provides for the sale by Essex to Southwire of substantially all of the assets relating to Essex’s wire manufacturing business, including the following:

•

all rights under scheduled contracts and contracts entered into in the ordinary course of business after the date of the Asset Purchase Agreement;

•

all inventory, other than scrap inventory at Essex’s scrap reclamation plant in Jonesboro, Indiana, raw materials at Essex’s compound fabrication plant in Marion, Indiana, and specified finished goods;

•

Essex’s Florence, Alabama manufacturing plant;

15

•

all rights with respect to Essex’s transferable intellectual property;

•

substantially all tangible personal property;

•

transferable permits, licenses, industry certifications and listings, and governmental authorizations relating to Essex’s business; and

•

all prepaid expenses, credits, deferred charges, prepaid items, advances and deposits, or portions thereof, arising out of or related to the purchased assets or Essex’s business.

Liabilities to be Assumed by Southwire

The Asset Purchase Agreement provides that Southwire will assume liabilities related to Essex’s business including:

•

obligations and liabilities relating to purchased contracts, to the extent they are attributable to the period after the closing of the Asset Sale and there are no existing defaults by Essex thereunder; and

•

other obligations and liabilities relating to the purchased assets for which Southwire receives a credit pursuant to the purchase price adjustment mechanism in the Asset Purchase Agreement, such as:

•

liabilities relating to accrued paid time off of Essex’s employees;

•

liabilities relating to ad valorem taxes arising out of purchased real and personal property; and

•

obligations under transferable licenses.

Assets to be Retained by Essex

The Asset Purchase Agreement provides that Essex will retain all assets not sold to Southwire, including the following:

•

Essex’s copper scrap reclamation plant and operation based in Jonesboro, Indiana, its plastic resin compounding plant and operation based in Marion, Indiana, its leased office headquarters located in Fort Wayne, Indiana, three leased warehouse distribution centers and Essex’s owned real property at its Jonesboro, Indiana, Marion, Indiana and Orleans, Indiana facilities, together with all personal property (other than specified tangible personal property acquired by Southwire) located at these three facilities;

•

all Essex’s cash and cash equivalent items and all equity securities owned by Essex or its affiliates;

•

all accounts receivables attributable to or arising out of Essex’s business before the closing of the Asset Sale; and

•

all causes of action, claims and rights of Essex arising prior to the closing against third parties relating to all of Essex’s assets not sold to Southwire.

Liabilities to be Retained by Essex

The Asset Purchase Agreement provides that Essex will retain all liabilities not specifically assumed by Southwire, including liabilities relating to:

•

all causes of action, claims and rights of third parties against Essex to the extent attributable to the period prior to the closing of the Asset Sale and not assumed by Southwire;

16

•

all contracts that are not assigned, including the leases for the leased property retained by Essex, or assets that are not transferred to Southwire;

•

all employee benefit plans;

•

the conduct or operation of Essex’s business or the ownership of the purchased assets prior to the closing; and

•

environmental matters arising prior to the closing of the Asset Sale.

Sale Price and Adjustments

The Asset Purchase Agreement provides that Southwire will pay Essex, on the closing date, $27 million plus (i) the closing date value of Essex’s inventory, plus (ii) the closing date value of prepaid assets acquired by Southwire, less (iii) the closing date value of liabilities acquired by Southwire, such as liabilities relating to accrued paid time off of Essex employees, liabilities relating to ad valorem taxes arising out of purchased real and personal property and obligations under purchased licenses.

Southwire has advised Essex that Southwire has a sufficient amount of cash on hand and funds immediately available under its existing credit lines to enable Southwire to pay the estimated amount due to Essex on the closing date.

Representations and Warranties

The Asset Purchase Agreement contains representations and warranties the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Essex and Southwire and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Alpine is not aware of any existing facts or circumstances that would render any of Essex’s material representations or warranties contained in the Asset Purchase Agreement incorrect or incomplete in any material respect; however, if occurrences or facts material to a stockholder’s decision whether or not to vote in favor of the Asset Sale arise subsequent to the date hereof, including incompleteness or inaccuracy of Essex’s material representations and warranties contained in the Asset Purchase Agreement, Alpine will publicly disclose such facts or occurrences.

Representations and Warranties of Essex

In the Asset Purchase Agreement, Essex makes a number of representations and warranties to Southwire, including with respect to the matters set forth below:

•

authority; no conflicts; governmental consents; subsidiaries and other corporate matters;

•

taxes;

•

brokers;

•

title to and sufficiency of the assets to be sold;

•

Florence, Alabama real property;

•

personal and intellectual property;

•

contracts;

•

legal proceedings;

17

•

licenses; compliance with regulatory requirements;

•

employee benefit matters; labor and employee relations;

•

suppliers and customers; and

•

environmental liabilities.

Representations and Warranties of Southwire

In the Asset Purchase Agreement, Southwire makes a number of representations and warranties to Essex, including with respect to the matters set forth below:

•

authority; no conflicts; governmental consents;

•

brokers; and

•

availability of financing.

Covenants of Essex

In the Asset Purchase Agreement, Essex makes a number of covenants, including the following:

•

customary covenants governing the operation of Essex’s business prior to the closing of the Asset Sale;

•

subject to limited exceptions, a covenant not to acquire a financial interest in or be a principal, partner, member, officer, director, owner, agent, representative, employee or consultant to, directly or indirectly, any business in North America the same as, similar to or in general competition with the business operated by Essex at or prior to closing, for a period of seven years after the closing; and

•

not to solicit bids or offers or initiate discussions with, or, on an unsolicited basis, furnish or cause to be furnished any information concerning Essex to any person in connection with any acquisition of Essex, except, in each case, if the board of directors of Essex or a shareholder of Essex receives a proposal that the board of directors of Essex or Alpine’s Board determines to be superior to the Asset Sale, in which case, Essex or Alpine may respond to such proposal consistent with the exercise of the fiduciary duties of Essex’s board of directors or Alpine’s Board.

Closing Conditions

The parties’ obligations to consummate the Asset Sale are subject to the prior satisfaction or waiver of the conditions set forth below:

•

authorization by Alpine’s stockholders of the Asset Sale; and

•

the absence of any injunction or legal restraint, actual or threatened, that would either prevent consummation of the transactions contemplated by the Asset Purchase Agreement or have a material adverse effect on such contemplated transactions.

Southwire’s obligation to consummate the Asset Sale is also subject to, among others, the prior satisfaction or waiver of the additional conditions set forth below:

•

Essex’s representations and warranties must be true and correct in all material respects, but any representation and warranty qualified as to materiality must be true and correct in accordance with its terms as of the date of the Asset Purchase Agreement (unless an earlier date is specified) and as of the closing date;

18

•

performance or compliance in all material respects with all obligations and covenants required by the Asset Purchase Agreement to be performed or complied with by Essex;

•

delivery by Essex of officers’ certificates and ancillary agreements as more fully described in the Asset Purchase Agreement;

•

the absence of any material damage to the Florence, Alabama manufacturing facility; and

•

Essex’s delivery of any and all instruments of conveyance as may be reasonably necessary or appropriate to transfer the purchased assets to Southwire.

Essex’s obligations to consummate the Asset Sale are also subject to, among others, the prior satisfaction or waiver of the additional conditions set forth below:

•

Southwire’s representations and warranties must be true and correct in all material respects as of the date of the Asset Purchase Agreement (unless an earlier date is specified) and as of the closing date;

•

performance or compliance in all material respects with all obligations and covenants required by the Asset Purchase Agreement to be performed or complied with by Southwire;

•

delivery by Southwire of officers’ certificates and ancillary agreements as more fully described in the Asset Purchase Agreement;

•

payment by Southwire of the purchase price;

•

delivery by Southwire to Essex of an insurance policy and applicable endorsements covering environmental matters, as described in the Asset Purchase Agreement, together with evidence reasonably satisfactory to Essex that such policy is in effect.

Agreements Related to the Asset Purchase Agreement

At the closing of the Asset Sale, Southwire, Essex and Alpine will enter into a Non-Competition Agreement pursuant to which Essex and Alpine and Alpine’s affiliates will covenant not to engage, for a period of seven years after the closing, in any business in North America that competes with the business operated by Essex immediately prior to the closing of the Asset Sale. The form of Non-Competition Agreement is attached hereto as Annex III. Southwire and Essex will also enter into a Transition Services Agreement under which Essex will provide Southwire with transitional services for up to 90 days following the closing.

Alpine has executed a Guaranty (attached hereto as Annex II) whereby it fully and unconditionally guarantees Essex’s obligations not to solicit other transactions relating to a merger or consolidation of Essex or a sale of Essex’s assets and to maintain not less than $3.5 million in cash and cash equivalents for at least 18 months after the closing of the Asset Sale.

Termination; Expenses; Termination Fee

Termination

The Asset Purchase Agreement may be terminated and the Asset Sale abandoned at any time prior to closing (whether before or after stockholder authorization) under the following circumstances:

•

by mutual written consent of Essex and Southwire;

•

by Essex if its estimate of the value of the inventory to be sold to Southwire as of the closing date of the Asset Purchase Agreement is less than 95% of such inventory’s value as then shown on Essex’s books;

19

•

by Southwire, if Essex gives notice to Southwire that Essex elects not to cure a defect in title with respect to the real property on which the Florence, Alabama facility is located, after it was notified by Southwire of such defect;

•

by Southwire, if Essex gives notice to Southwire of the existence or occurrence of a circumstance or event arising between September 30, 2005 and the closing of the Asset Sale that is material and adverse to Southwire’s interest in the Asset Sale;

•

by Southwire, if the Florence, Alabama facility is materially damaged between September 30, 2005 and the closing of the Asset Sale;

•

by either Essex or Southwire if Alpine’s stockholders have not authorized the Asset Sale on or prior to February 15, 2006 or if the Asset Sale is not completed on or prior to February 15, 2006;

•

by either Essex or Southwire if the other party materially breaches its representations, warranties, covenants or agreements contained in the Asset Purchase Agreement, unless such breach is not willful and can be cured on or prior to February 15, 2006;

•

by Southwire if Essex or Alpine consummates, whether by merger, purchase of the capital stock, the sale of all or substantially all of the assets of Essex or other acquisition or business combination involving Essex; or

•

by Essex’s if required to do so to satisfy either Essex’s or Alpine’s respective board’s fiduciary duties.

If the Asset Purchase Agreement is terminated, it will become void with no liability on the part of any party thereto, except for the termination fee described below and except for damages or other liability resulting from any willful or intentional breach.

Expenses and Termination Fee

The Asset Purchase Agreement provides that each party will pay the costs and expenses incurred by it in connection with the Asset Purchase Agreement, other than (i) costs and expenses related to obtaining environmental surveys and environmental insurance, which the parties have agreed to share and (ii) with respect to a $2,500,000 termination fee payable to Southwire if:

•

Essex breaches its non-solicitation covenant;

•

the Asset Purchase Agreement is terminated by Essex, because either Alpine or Essex exercises its fiduciary responsibilities;

•

the Asset Purchase Agreement is terminated by Southwire because Essex or Alpine consummate a business combination involving Essex, whether by merger, purchase of the capital stock, the sale of all or substantially all of the assets of Essex or other acquisition;

•

the Asset Purchase Agreement is terminated by Southwire because Alpine materially breached its representations, warranties, covenants or agreements contained in the Asset Purchase Agreement and, within one year after such termination, Essex or Alpine consummate a business combination involving Essex with a third party with which Alpine or Essex discussed such a transaction after September 30, 2005 and prior to such termination; or

•

the Asset Purchase Agreement is terminated by either Essex or Southwire because the Asset Sale is not consummated prior to February 15, 2006 and within one year after such termination, Essex or Alpine consummate a business combination involving Essex with a third party with which Alpine or Essex discussed such a transaction after September 30, 2005 and prior to such termination.

20

Indemnification

Essex has agreed to indemnify, defend and hold Southwire, its officers, directors, employees, counsel, agents, affiliates and assigns harmless against and in respect of any and all losses, arising out of, based upon or otherwise in respect of:

•

any breach of representations and warranties made by Essex in the Asset Purchase Agreement;

•

any breach or non-fulfillment of any covenant or obligation of Essex contained in the Asset Purchase Agreement; and

•

liabilities of Essex other than the liabilities to be assumed by Southwire in the Asset Sale;

Southwire agreed to indemnify, defend and hold Essex and its officers, directors, employees, counsel, agents, affiliates and assigns harmless against and in respect of any and all losses arising out of:

•

any breach of representations and warranties made by Southwire in the Asset Purchase Agreement;

•

any breach or non-fulfillment of any covenant or obligation of Southwire contained in the Asset Purchase Agreement; and

•

liabilities assumed by Southwire in the Asset Sale.

The parties also agreed to limitations on the indemnification rights set out in the Asset Purchase Agreement, including the following:

•

Southwire will have no right to indemnity for claims (other than specifically excluded claims) unless and until the aggregate amount of damages from these claims exceeds $250,000, at which time the full amount of damages will be subject to indemnification;

•

Essex will not have any indemnification obligations for any losses exceeding 10% of the sale price (other than losses attributable to specifically excluded claims); and

•

Southwire will have no right to indemnity for environmental claims unless and until it first exhausts the environmental insurance coverage effective at the closing of the Asset Sale.

21

Amendments and Assignment

Amendment

The Asset Purchase Agreement may be amended by action of both parties at any time before or after authorization of the Asset Sale by Alpine’s stockholders. After authorization by Alpine’s stockholders, no amendment may be made which by law requires further authorization by Alpine’s stockholders without such further authorization. The Asset Purchase Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Assignment

The Asset Purchase Agreement and the rights and obligations thereunder are not assignable or transferable by Essex or Southwire without the prior written consent of the other.

OWNERSHIP OF SECURITIES

As of December 19, 2005, there were issued and outstanding 16,525,528 shares of Alpine common stock and 13,955 shares of series A preferred stock. The following table contains information as of such date regarding the number of shares of Alpine common stock and series A preferred stock beneficially owned by (i) each person known to Alpine to have beneficial ownership of more than 5% of Alpine common stock or series A preferred stock, (ii) each director of Alpine, (iii) each executive officer of Alpine and (iv) all directors and executive officers as a group. The information contained herein is based on information provided by such beneficial holders to Alpine or contained in publicly filed documents with the SEC.

22

Name and Address of Beneficial Owner(1)	Number of Shares of Alpine Common Stock		Percent of Class(2)	Number of Shares of Series A Preferred Stock		Percent of Class

Steven S. Elbaum	3,303,852	(3)	20.0%	4,426	(18)	31.7%
Mellon Financial Corp.	877,292	(4)	5.3%	—		0.0%
One Mellon Center
Pittsburgh, PA 15258

Merriman Curham Ford & Co.	832,000	(5)	5.0%	—		0.0%
600 California, 9th Floor
San Francisco, CA 94108
A. Alex Porter and Paul Orlin	717,400	(6)	4.3%	—		0.0%
Porter Orlin LLC
666 Fifth Avenue
New York, NY 10103
Bragi F. Schut	614,520	(7)	3.7%	322	(18)	2.3%
Kenneth G. Byers, Jr.	687,175	(8)	4.1%	500		3.6%
John C. Jansing	389,160	(9)	2.4%	620		4.4%
K. Mitchell Posner	313,283	(10)	1.9%	1,316		9.4%
Stewart H. Wahrsager	167,916	(11)	1.0%	265		1.9%
James R. Kanely	141,788	(12)	*	400		2.9%
Randolph Harrison	115,523	(13)	*	265		1.9%
Harold M. Karp	103,770	(14)	*	53		*
Dana P. Sidur	104,499	(15)	*	40		*
David A. Owen	56,666	(16)	*	80		*
All directors and executive officers as a group	5,774,868	(17)	33.8%	8,287		59.4%

——————

*

Less than one percent

23

(1)

Unless otherwise indicated, the address of each beneficial owner is c/o The Alpine Group, Inc., One Meadowlands Plaza, Suite 801, East Rutherford, New Jersey 07073.

(2)

All holders of the series A preferred stock, including Alpine’s executive officers and directors, are entitled to vote their shares of series A preferred stock on an as-converted basis, together with the Alpine common stock. Each share of series A preferred stock is currently convertible into 743.01 shares of Alpine common stock. Accordingly, Alpine’s executive officers and directors have combined voting power, giving effect to both their interests in the Alpine common stock (but excluding shares credited to their respective accounts under Alpine’s Deferred Stock Account Plan, as to which they do not have voting power) and series A preferred stock, as follows: Mr. Elbaum - 4,824,841 votes, or 17.9%; Mr. Posner - 1,177,800 votes, or 4.4%; Mr. Byers - 1,058,680 votes, or 3.9%; Mr. Schut - 853,769 votes, or 3.2%; Mr. Jansing - 849,826 votes, or 3.2%; Mr. Kanely - 438,992 votes, or 1.6%; Mr. Wahrsager - 324,813 votes, or 1.2%; Mr. Harrison - 312,420 votes, or 1.2%; Mr. Karp - 123,149 votes, or less than 1%; Ms. Sidur - 104,219 votes, or less than 1%; Mr. Owen - 96,106 votes, or less than 1%; and all executive officers and directors as a group - 11,932,186 votes, or 43.4% ..

(3)

Includes (i) 1,262 shares owned by Mr. Elbaum’s wife as custodian for their son, as to which shares Mr. Elbaum disclaims beneficial ownership, (ii) 5,000 shares owned by Mr. Elbaum as custodian for his daughter, as to which shares Mr. Elbaum disclaims beneficial ownership, (iii) 1,767,571 shares in Mr. Elbaum’s account under Alpine’s Deferred Stock Account Plan, which provides that such shares shall be voted by action of the Board and (iv)  223,284 shares in the accounts of certain other officers of Alpine under Alpine’s Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.

(4)

Based on a Schedule 13G filed with the SEC on February 15, 2005. Mellon Financial Corporation, together with certain of its direct and indirect subsidiaries, have the sole voting and dispositive power over such shares.

(5)

Based on a Schedule 13D filed with the SEC on December 9, 2005. Merriman Curham Ford & Co. is a California corporation and Broker Dealer and has sole power to vote and dispose of such shares.

(6)

Based on a Schedule 13D filed with the SEC on November 15, 2001. Messrs. Porter and Orlin, as general partners or principals of certain entities, have sole power to vote, direct the vote, dispose and direct the disposition of such shares.

(7)

Includes 12,350 shares owned by Mr. Schut’s wife, as to which shares Mr. Schut disclaims beneficial ownership, and  34,728 shares of restricted stock.

(8)

Includes 39,409 shares owned by Byers Engineering Company, of which Mr. Byers is the president and sole stockholder, and 160,973 shares issuable upon exercise of certain stock options.

(9)

Includes 104,005 shares of restricted stock.

(10)

Includes 133,333 shares issuable upon exercise of certain stock options and 113,284 shares in Mr. Posner’s account under Alpine’s Deferred Stock Account Plan. The Deferred Stock Account Plan provides that Mr. Elbaum has the sole power to vote such shares.

(11)

Includes 76,500 shares issuable upon exercise of certain stock options and 40,000 shares in Mr. Wahrsager’s account under Alpine’s Deferred Stock Account Plan. The Deferred Stock Account Plan provides that Mr. Elbaum has the sole power to vote such shares.

(12)

Includes 53,239 shares issuable upon exercise of certain stock options and 138 shares owned by Mr. Kanely’s wife, as to which shares Mr. Kanely disclaims beneficial ownership.

(13)

Includes 46,388 shares issuable upon exercise of certain stock options.

(14)

Includes 41,667 shares issuable upon exercise of certain stock options and 20,000 shares in Mr. Karp’s account under Alpine’s Deferred Stock Account Plan. The Deferred Stock Account Plan provides that Mr. Elbaum has the sole power to vote such shares.

24

(15)

Includes 50,000 shares issuable upon exercise of certain stock options and 30,000 shares in Ms. Sidur’s account under Alpine’s Deferred Stock Account Plan. The Deferred Stock Account Plan provides that Mr. Elbaum has the sole power to vote such shares.

(16)

Includes 18,333 shares issuable upon exercise of certain stock options and 20,000 shares in Mr. Owen’s account under Alpine’s Deferred Stock Account Plan. The Deferred Stock Account Plan provides that Mr. Elbaum has the sole power to vote such shares.

(17)

Includes (i)  580,433 shares issuable upon exercise of certain stock options, (ii)  1,767,571 shares in Mr. Elbaum’s account under Alpine’s Deferred Stock Account Plan, which provides that such shares shall be voted by action of the Board and (iii) 18,750 shares as to which the officers and directors disclaim beneficial ownership.

(18)

Includes in the case of Mr. Elbaum, and excludes in the case of Mr. Schut, 1,052 shares owned by a limited liability company, of which Messrs. Elbaum and Schut are the sole members. Mr. Elbaum has an economic interest in 574 of such shares and Mr. Schut has an economic interest in 478 of such shares, but Mr. Elbaum, as sole manager of such limited liability company, has sole voting and dispositive power with respect to all such shares. In addition, the other shares of series A preferred stock beneficially owned by Mr. Elbaum are either held directly by Mr. Elbaum or through family-owned entities.

25

AVAILABLE INFORMATION

Alpine is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files periodic reports, proxy statements, and other information with the SEC, which may be inspected and copied at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Stockholders can obtain copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. These filings are also be available to stockholders on the SEC’s website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed with the SEC by Alpine pursuant to the Securities Exchange Act of 1934, as amended, are incorporated by reference in this proxy statement:

1.

Annual Report on Form 10-K for the year ended December 31, 2004 (attached hereto as Annex IV);

2.

Annual Report on Form 10-K/A for the year ended December 31, 2004 (attached hereto as Annex V);

3.

Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (attached hereto as Annex VII);

4.

Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (attached hereto as Annex VIII); and

5.

Quarterly Report on Form 10-Q/A for the quarter ended September 30 , 2005 (attached hereto as Annex IX).

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such document so modified or superseded, shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

26

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Special Meeting. If other matters are properly brought before the Special Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment. Discretionary authority with respect to such other matters is granted by the execution of the accompanying proxy.

By Order of the Board of Directors

Stewart H. Wahrsager,
Secretary

Dated: December 23, 2005

27

PROXY
THE ALPINE GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE ALPINE GROUP, INC.

The undersigned hereby appoints STEVEN S. ELBAUM and STEWART H. WAHRSAGER, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of stock of The Alpine Group, Inc. (the “Company”) held of record by the undersigned at the close of business on December 22, 2005, at the Special Meeting of Stockholders of the Company to be held at The Sheraton Meadowlands Hotel and Conference Center, Conference Room C, Two Meadowlands Plaza, East Rutherford, New Jersey 07073 on January 26, 2006 at 9:00 a.m., or at any adjournment thereof.

(Continued and to be signed on the reverse side)

28

SPECIAL MEETING OF STOCKHOLDERS OF
THE ALPINE GROUP, INC.

January 26, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

- OR -	ACCOUNT NUMBER

TELEPHONE - Call toll-free 1-800 PROXIES

(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided
IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.

To authorize the sale by Essex Electric Inc., The Alpine Group, Inc’s indirect, 84% owned subsidiary, of its building wire manufacturing business, which sale will constitute the sale of substantially all of Essex Electric Inc.’s and The Alpine Group, Inc’s assets under Delaware law, pursuant to the Asset Purchase Agreement, dated as of September 30, 2005, between Essex Electric Inc. and Southwire Company.

FOR

☐

AGAINST

☐

ABSTAIN

☐

2.

To transact such other business as may properly come before the special meeting or any adjournment thereof, including to consider any procedural matters incident to the conduct of the special meeting.

FOR

☐

AGAINST

☐

ABSTAIN

☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE FOR THE PROPOSALS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder _________________________________________

Date: _____________

Signature of Stockholder _________________________________________

Date: _____________

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

29

ANNEX I

Asset Purchase Agreement, dated as of September 30, 2005, between
Essex Electric Inc. and Southwire Company

Execution Copy

Asset Purchase Agreement
By and Between
Essex Electric Inc.
and
Southwire Company

Dated September 30, 2005

CONTENTS

Article 1 Purchase and Sale of Assets		1
1.1	Purchase of the Purchased Assets	1
1.2	Purchase Price	1
1.3	Payment of the Purchase Price	1
1.4	Adjustment of Purchase Price	1
1.5	Prorations and Certain Payments	2
1.6	Closing	3
1.7	Deliveries	3
1.8	Sale of Idled Production Machinery and Equipment	3
1.9	Allocation of Purchase Price	3
Article 2 Assumption of Liabilities		4
2.1	Assumption of Assumed Liabilities	4
2.2	Assignment of Certain Contracts	4
Article 3 Representations and Warranties of Seller		4
3.1	Organization and Qualification	4
3.2	Authority and Binding Effect	4
3.3	Validity of Contemplated Transactions; Governmental Authorizations	4
3.4	Subsidiaries; Joint Ventures	5
3.5	Title to Purchased Assets; No Liens	5
3.6	Absence of Certain Changes	5
3.7	Taxes	5
3.8	Florence Real Property	6
3.9	Personal Property	6
3.10	Condition of Property	6
3.11	Intellectual Property	7
3.12	Indebtedness	7
3.13	Inventory	7
3.14	Licenses	7
3.15	Environmental	7
3.16	Litigation	8
3.17	Employee Benefit Plans	8
3.18	Contracts	9
3.19	Products, Services & Warranties	10
3.20	Suppliers and Customers	10
3.21	Employee Matters	10
3.22	Brokers and Finders	10
3.23	Compliance with Law	10
3.24	Statements True and Correct	11
3.25	Patronage	11
Article 4 Representations and Warranties of Buyer		11
4.1	Organization, Standing and Foreign Qualification	11
4.2	Authority and Binding Effect	11
4.3	Validity of Contemplated Transactions, Restrictions	11
4.4	Brokers and Finders	11
4.5	Financing	11
4.6	Statements True and Correct	11

i

Article 5 Covenants and Additional Agreements of Seller and Purchaser		11
5.1	Operation of Business Pending Closing	11
5.2	Right of Inspection; Access	12
5.3	Confidentiality	12
5.4	Public Announcements	13
5.5	Use of Names	13
5.6	Environmental Corrective Actions	13
5.7	Environmental Compliance Matters	13
5.8	Employees	13
5.9	WARN Act	13
5.10	Reimbursement for Severance Obligations	14
5.11	Other Offers and Exclusive Dealing	14
5.12	Certain Tax Matters	14
5.13	Idled Production Machinery and Equipment	14
5.14	Expenses	15
5.15	Delivery of Books and Records	15
5.16	Alpine Proxy Materials	15
5.17	HSR Act Filings	15
5.18	Further Assurances; Covenant to Satisfy Conditions	15
5.19	Title	16
5.20	Notification of Changes	17
5.21	Future Business Dealings	17
5.22	Intrusive Testing	17
Article 6 Conditions Precedent to Obligations of Buyer		17
6.1	Representations True and Covenants Performed at Closing	17
6.2	No Injunction, Etc.	18
6.3	No Material Damage to Florence Manufacturing Facility	18
6.4	HSR Act Approval	18
6.5	Alpine Stockholder Approval	18
6.6	Bill of Sale; Assignments; Etc.	18
6.7	Assignment of Non-Competition Rights	18
6.8	Assignment of Intellectual Property	18
6.9	Irrevocable Proxy	18
6.10	Assignment of Trademark License Agreement	18
6.11	Lien Releases	18
6.12	Limited Warranty Deed and Quitclaim Deed	18
6.13	[Intentionally Omitted]	18
6.14	Certificate(s) of Occupancy, Etc.	18
6.15	Section 1445 Affidavit	18
6.16	Covenant Not To Compete	19
6.17	Transition Services Agreement	19
6.18	Secretary’s Certificate	19
6.19	Consents	19
Article 7 Conditions Precedent to Obligations of Seller		19
7.1	Representations True and Covenants Performed at Closing	19
7.2	No Injunction, Etc.	19
7.3	HSR Act Approval	19
7.4	Alpine Stockholder Approval	19
7.5	Payment of the Purchase Price	19
7.6	Assignment and Assumption Agreement	19
7.7	Secretary’s Certificate	19
7.8	Transition Services Agreement	19
7.9	Utility Letter of Credit	19
7.10	Environmental Matters Insurance Policy	19

Article 8 Survival of Representations and Warranties and Indemnification		20
8.1	Survival of Representations and Warranties	20
8.2	Obligation of Seller to Indemnify	20
8.3	Obligation of Buyer to Indemnify	20
8.4	Notice of Loss or Asserted Liability	20
8.5	Opportunity to Contest	21
8.6	Limitations on Indemnification	21
8.7	Subrogation Rights	22
8.8	Post-Closing Maintenance of Cash, Etc.	22
8.9	Indemnification Payments	22
8.10	Exclusive Remedies	22
Article 9 Termination		22
9.1	Method of Termination	22
9.2	Notice of Termination	23
9.3	Effect of Termination	23
9.4	Destruction, Damage or Condemnation	23
Article 10 Certain Defined Terms		24
Article 11 Miscellaneous		33
11.1	Notices	33
11.2	Entire Agreement	33
11.3	Modifications, Amendments and Waivers	33
11.4	Successors and Assigns	34
11.5	Table of Contents; Captions; References	34
11.6	Governing Law	34
11.7	Consent to Jurisdiction	34
11.8	Pronouns	34
11.9	Severability	34
11.10	Remedies Not Exclusive	34
11.11	Counterparts	34
11.12	Interpretations	34
11.13	No Intention to Benefit Third Parties	34

SCHEDULES

Schedule AL -	Assumed Liabilities
Schedule IPME -	Idled Production Machinery and Equipment
Schedule 1.2 -	Agreed Upon Procedures
Schedule 3.1 -	Locations of Purchased Assets
Schedule 3.5 -	Liens
Schedule 3.6 -	Absence of Certain Changes
Schedule 3.7 -	Taxes
Schedule 3.8 -	Legal Description of Florence Real Property
Schedule 3.9 -	Personal Property
Schedule 3.10 -	Condition of Property
Schedule 3.11 -	Intellectual Property
Schedule 3.12 -	Indebtedness
Schedule 3.13 -	Exceptions to Title to Inventory
Schedule 3.14 -	Licenses
Schedule 3.15 -	Environmental
Schedule 3.16(a) -	Litigation
Schedule 3.16(b) -	Government Investigation
Schedule 3.17(a) -	Florence Employee Benefit Plans
Schedule 3.17(d) -	Severance or Other Florence-Related Employment
Obligations
Schedule 3.18(a)(i) -	Supply & Services Contracts
Schedule 3.18(a)(ii) -	Sales Contracts
Schedule 3.18(a)(iii) -	Distributor Contracts
Schedule 3.18(a)(iv) -	Employment; Affiliate Contracts
Schedule 3.18(a)(v) -	Leased Personal Property
Schedule 3.18(a)(vi) -	Other Contracts
Schedule 3.18(b) -	Assigned Rights
Schedule 3.18(c) -	Consents to Avoid Default
Schedule 3.19 -	Products, Services & Warranties
Schedule 3.20A -	Large Suppliers
Schedule 3.20B -	Large Customers
Schedule 3.21 -	Florence Employees
Schedule 3.23 -	Compliance with Law
Schedule 5.2 -	Pre-Closing Access, Etc.
Schedule 5.6 -	Environmental Corrective Actions
Schedule 5.7 -	Environmental Compliance Matters
Schedule 6.19 -	Certain Contract Requiring Consent

EXHIBITS

Exhibit A -	Form of Seller’s Bringdown Certificate
Exhibit B -	Form of Bill of Sale
Exhibit C -	Form of Assignment and Assumption Agreement
Exhibit D -	Form of Assignment of Non-Competition Rights
Exhibit E-1 -	Form of Trademark/Service mark Assignment (U.S.)
Exhibit E-2 -	Form of Trademark Assignment (Canada)
Exhibit E-3 -	Form of Domain Name Assignment (U.S.)
Exhibit F -	Form of Irrevocable Proxy
Exhibit G -	Form of Assignment of Trademark License Agreement
Exhibit H -	Form of Limited Warranty Deed
Exhibit I -	Form of Non-Competition Agreement
Exhibit J -	Form of Transition Services Agreement
Exhibit K -	Form of Seller’s Secretary’s Certificate
Exhibit L -	Form of Buyer’s Bringdown Certificate
Exhibit M -	Form of Buyer’s Secretary’s Certificate
Exhibit N -	Form of Environmental Matters Insurance Policy

v

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT is made this 30th day of September, 2005, by and between ESSEX ELECTRIC INC., a Delaware corporation (“Seller”), and SOUTHWIRE COMPANY, a Delaware corporation (“Buyer”).

BACKGROUND

Seller is the owner of, and desires to sell to Buyer, and Buyer desires to purchase from Seller, certain assets of Seller, upon the terms and subject to the conditions set forth herein. Certain capitalized terms used in this Agreement shall have the meanings assigned to them in Article 10 hereof.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
PURCHASE AND SALE OF ASSETS

1.1 Purchase of the Purchased Assets. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, convey, transfer, assign and deliver to Buyer, and Buyer shall purchase and accept from Seller, all of the Purchased Assets, free and clear of any and all Liens, other than the Permitted Liens.

1.2 Purchase Price. Subject to adjustment as hereinafter set forth, the total “Purchase Price” for the Purchased Assets shall be equal to the sum of the following:

(a)

the Purchased Inventory Amount; plus

(b)

the Prepaid Assets Amount; plus

(c)

$26,950,000.00; less

(d)

the Assumed Liability Amount.

The Purchased Inventory Amount to be paid at the Closing (the “Estimated Purchased Inventory Amount”) shall be determined in accordance with Schedule 1.2 (the “Agreed Upon Procedures”) and shall be adjusted post-Closing in accordance with Section 1.4. If, pursuant to the Agreed Upon Procedures, the Estimated Purchased Inventory Amount is not at least equal to 95% of the value of Seller’s Inventory relating to the Business as then shown on Seller’s books of account, Seller shall have the option to terminate this Agreement pursuant to Section 9.1(b). Each of the Prepaid Assets Amount and the Assumed Liability Amount to be paid at Closing (the “Estimated Prepaid Assets Amount” and the “Estimated Assumed Liability Amount”) shall be estimated by Seller and Buyer prior to the Closing on the basis of the Agreed Upon Procedures and shall be adjusted post-Closing in accordance with Section 1.4. The Estimated Purchased Inventory Amount plus the Estimated Prepaid Assets Amount minus the Estimated Assumed Liability Amount is referred to as the “Estimated Purchase Price Adjustment Amount.”

1.3 Payment of the Purchase Price. On the Closing Date, Buyer shall pay the Purchase Price to Seller and Alpine as follows: (a) by a wire transfer of the sum of (i) $26,950,000 plus (ii) the Estimated Purchase Price Adjustment Amount, in immediately available funds, provided that, to the extent necessary to obtain the release of any Lien (other than Permitted Liens) on the Purchased Assets, a portion of such payment may be paid to the holder of such Lien to secure its release and (b) by the assumption of the Assumed Liabilities. At least two business days prior to the Closing Date, Seller and Alpine shall deliver to Buyer wire transfer instructions and Buyer shall pay to Seller and Alpine the Purchase Price as so directed.

1.4 Adjustment of Purchase Price.

(a) Within 45 days following the Closing, Buyer shall determine in good faith each of (i) the Purchased Inventory Amount, (ii) the Prepaid Assets Amount and (iii) the Assumed Liability Amount as of the Closing Date (the sum of (i) and (ii) minus (iii) being referred to as the “Closing Date Purchase Price Adjustment Amount”), in each case based solely upon the Agreed Upon Procedures. Such determination shall be delivered to Seller for review and approval.

(b) If Seller in good faith disagrees with Buyer’s determination of the Closing Date Purchase Price Adjustment Amount, Seller may deliver to Buyer, within 30 days after the delivery to Seller of Buyer’s determination of the Closing Date Purchase Price Adjustment Amount (the “Seller Review Period”), a notice (the “Objection Notice”) setting forth in reasonable detail the items or amounts with which Seller disagrees. Seller shall be deemed to have agreed with all items and amounts contained in Buyer’s determination of the Closing Date Purchase Price Adjustment Amount not included in the Objection Notice. If Seller does not deliver an Objection Notice within the Seller Review Period, then Seller shall be deemed to agree in all respects with Buyer’s determination of Closing Date Purchase Price Adjustment Amount and Buyer’s determination shall be final and binding upon Seller and Buyer.

(c) If an Objection Notice is properly and timely delivered, then Seller and Buyer shall negotiate in good faith with each other to resolve the disputed items or amounts set forth in the Objection Notice, in each case based solely upon the Agreed Upon Procedures. If the parties are unable to resolve the disputed items or amounts set forth in the Objection Notice within 30 days after Seller’s delivery of the Objection Notice to Buyer, then the parties shall cause the Birmingham, Alabama office of KPMG LLP (or, if it is unable or unwilling to serve, a firm of independent accountants of nationally recognized standing reasonably satisfactory to Seller and Buyer (which shall not have any material relationship with Seller or Buyer or any of their respective Affiliates) (KPMG or such other firm is hereinafter referred to as the “Independent Accounting Firm”)) to review promptly this Agreement, the Agreed Upon Procedures and the disputed items or amounts for the purpose of calculating the Closing Date Purchase Price Adjustment Amount. In making such calculation, the Independent Accounting Firm shall consider only those items or amounts in Buyer’s determination of the Closing Date Purchase Price Adjustment Amount as to which Seller has, in the Objection Notice, disagreed and such other issues as may reasonably be affected by the items as to which Seller has so disagreed. The Independent Accounting Firm shall deliver to Seller and Buyer, as promptly as practicable, but no later than 30 days after the Independent Accounting Firm is so engaged, a written report setting forth its calculation of the disputed items or amounts and the Closing Date Purchase Price Adjustment Amount. Upon such delivery, such report and the calculations set forth therein shall be final and binding upon Seller and Buyer. The cost of such review and report shall be shared equally by Seller and Buyer.

(d) Each party will furnish to the Independent Accounting Firm such work papers and other documents and information relating to the disputed items and amounts as the Independent Accounting Firm may reasonably request and are available to that party (or its independent public accountants), and will be afforded the opportunity to present to the Independent Accounting Firm any material relating to the determination of the Closing Date Purchase Price Adjustment Amount consistent with the Agreed Upon Procedures and to discuss the determination with the Independent Accounting Firm.

(e) Within three business days after the calculation of Closing Date Purchase Price Adjustment Amount becomes final pursuant to Section 1.4(b) or Section 1.4(c), as applicable, (i) Buyer shall pay to Seller, by wire transfer of immediately available funds to an account designated by Seller, an amount equal to the amount, if any, by which the final Closing Date Purchase Price Adjustment Amount exceeds the Estimated Closing Date Purchase Price Adjustment Amount, together with interest thereon at the Prime Rate from and including the Closing Date to but excluding the date of such payment, or (ii) Seller shall pay to Buyer, by wire transfer of immediately available funds to an account designated by Buyer, an amount equal to the amount, if any, by which the Estimated Purchase Price Adjustment Amount exceeds the final Closing Date Purchase Price Adjustment Amount, together with interest thereon at the Prime Rate from and including the Closing Date to but excluding the date of such payment. Any interest payable shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

1.5 Prorations and Certain Payments. To the extent not included in the Assumed Liabilities, the following prorations relating to the Purchased Assets shall be made as of the Closing Date, with Seller liable to the extent such items relate to any time period prior to the Closing and Buyer liable to the extent such items relate to periods on or after the Closing:

(i) personal property, real estate, occupancy and other similar Taxes, if any, on or with respect to the Purchased Assets;

(ii) utilities (including water, sewer, telephone, electricity and fuel);

(iii) all other appropriately proratable items that shall be paid by Buyer or which otherwise affect the Business or the Purchased Assets and that relate, in whole or in part, to periods prior to the Closing Date.

The net amount of all such prorations shall be settled and paid on the Closing Date upon consultation and the reasonable mutual agreement of Seller and Buyer and, to extent relevant thereto, the Agreed Upon Procedures. In the event that the amount of any of the items to be prorated pursuant to this Section 1.5 is not known by Seller and Buyer at the Closing, the proration shall be made based upon the amount of the most recent cost of such item to Seller. After Closing, Buyer and Seller each shall provide to the other, within five business days after receipt, each Third Party invoice relating to any item so estimated. Within ten business days thereafter, Buyer and Seller each shall make any payments to the other that are necessary to compensate for any difference between the proration made at the Closing and the correct proration based on the Third Party invoice. Notwithstanding anything herein to the contrary, if Seller and Buyer cannot agree upon the prorations to be made under this Section 1.5, Seller and Buyer agree to use the dispute resolution mechanism in Section 1.4 hereof, including, if necessary, hiring the Independent Accounting Firm to settle conclusively any such dispute.

1.6 Closing. Unless the parties have otherwise agreed in writing, the Closing shall take place on the third business day after the date on which the last of the conditions in Article 6 and Article 7 have been satisfied, at the offices of Sutherland, Asbill & Brennan LLP, 999 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309. Title to the Purchased Assets shall pass from Seller to Buyer upon the occurrence of the Closing, unless the parties shall otherwise have agreed in writing.

1.7 Deliveries. All deliveries, payments and other transactions and documents relating to the Closing (a) shall be interdependent and none shall be deemed effective unless and until all are effective (except to the extent that the party entitled to the benefit thereof has waived satisfaction or performance thereof as a condition precedent to Closing) and (b) shall be deemed to be consummated simultaneously.

1.8 Sale of Idled Production Machinery and Equipment. Notwithstanding anything to the contrary in this Agreement, the sale of the Idled Production Machinery and Equipment, if any, included in the Purchased Assets shall be on an “AS IS, WHERE IS” BASIS.

1.9 Allocation of Purchase Price. At the Closing, Buyer and Seller shall use commercially reasonable efforts to agree upon an allocation of the total Purchase Price payable for the Purchased Assets; provided, however, that such allocation shall be adjusted in respect of the amounts attributable to the Purchased Inventory and the Prepaid Assets promptly upon the final determination thereof in accordance with Sections 1.2 and 1.4 on a dollar-for-dollar basis. Such allocation shall be made in accordance with Section 1060 of the Code and Treas. Reg. ss. 1.338-6 and shall include a reasonable amount being allocated to covenants not to compete from Seller, Alpine, Alpine Holdco Inc. and Steven S. Elbaum. The parties agree to be bound by such allocation and to report the transaction contemplated herein for federal, state and local income Tax purposes in accordance with such allocation. No payment to any Person under Section 1.3 shall have any effect on the allocation pursuant to this Section 1.9.

ARTICLE 2
ASSUMPTION OF LIABILITIES

2.1 Assumption of Assumed Liabilities. Buyer agrees, effective on the Closing Date, to assume the Assumed Liabilities and thereafter to pay, perform and discharge such Assumed Liabilities in full, in accordance with their terms; provided, however that Buyer may in good faith contest or cause to be contested the amount or validity thereof, and Seller agrees to provide, at Buyer’s sole expense, reasonable assistance to Buyer in so contesting such claims; and provided, further, that, except as contemplated by the Transition Services Agreement (as hereinafter defined), Seller’s obligation to provide such assistance shall be limited to the extent Seller has the requisite information or personnel to then assist Buyer.

2.2 Assignment of Certain Contracts.

(a) Prior to the Closing, Seller shall use its commercially reasonable efforts to obtain all consents necessary to effect the assignment of the Contract that is listed on Schedule 6.19. Buyer agrees to provide reasonable assistance to Seller in connection with obtaining any such consent, including completion of credit applications and the disclosure of any financial and creditworthiness information. To the extent any such consent has not been obtained prior to Closing, then Seller shall continue its commercially reasonable efforts to obtain such consent(s) after the Closing and Seller shall take such action as shall be reasonably necessary (i) to afford Buyer the rights and obligations of Seller under such Contract and (ii) if applicable, to facilitate the collection of the monies due and payable, or to become due and payable, to Seller pursuant to such Contract, and Seller shall remit such monies to Buyer within five business days of actual collection.

(b) Buyer, at its expense, shall perform all of Seller’s obligations due to be performed under any Contract as to which consent to assignment is not obtained and that is included in the Assumed Liabilities to the extent (i) Buyer can perform such obligations without violating the terms of such Contract (other than the non-assignability provisions thereof) and (ii) Buyer is being provided the benefits of such Contract.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES
OF SELLER

Seller hereby represents and warrants to Buyer that:

3.1 Organization and Qualification. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to carry on its business and to own, lease and operate its assets as presently conducted by Seller. Seller is duly qualified or licensed to transact business as a foreign corporation in good standing in the State of Alabama. Schedule 3.1 contains the address (including city, state or other jurisdiction and zip code) of each location where any of the Purchased Assets are located and each trade name under which Seller operates at each such address.

3.2 Authority and Binding Effect. Seller has the requisite corporate power and authority necessary to enter into and perform its obligations under this Agreement and the Other Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Other Agreements have been duly approved by all necessary corporate action on the part of Seller, except for the approval of this Agreement and the Other Agreements by the shareholders of Alpine. This Agreement has been, and the Other Agreements will be, duly executed and delivered by properly authorized officers of Seller and each constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally, or by the availability of equitable remedies.

3.3 Validity of Contemplated Transactions; Governmental Authorizations.

(a) Validity. The execution, delivery and performance of this Agreement and the Other Agreements by Seller, and the consummation of the transactions contemplated hereby or thereby, do not and will not (i) violate any provision of the charter documents or Bylaws of Seller, or of any Law (subject to Section 7.4 hereof) or Order relating to Seller, (ii) except as disclosed on Schedule 3.18(c), result in a Default under any Contract of Seller (other than, to the extent such Default arises solely because a consent is required to effect the assignment thereof, the Ordinary Contracts Requiring Consent), or (iii) result in the creation or imposition of any Lien on the Purchased Assets (other than Permitted Liens).

(b) Government Authorizations. Except for the filing under the HSR Act contemplated by Section 5.17 hereof, notices contemplated by Section 5.9 hereof and the filing of the definitive proxy materials contemplated by Section 5.16 hereof, no notification, consent, authorization, order, review or approval of, or filing or registration with, any Governmental Authority is required for or in connection with the execution and delivery of this Agreement or any of the Other Agreements by Seller or the consummation by Seller of the transactions contemplated hereby and thereby.

3.4 Subsidiaries; Joint Ventures. No shares or any ownership or other investment interest, either of record, beneficially or equitably, in any Person are included in the Purchased Assets.

3.5 Title to Purchased Assets; No Liens. Except as disclosed on Schedule 3.5 or in Section 3.8 with respect to Real Property, and except for Permitted Liens, Seller has good, valid and marketable title to all of the Purchased Assets free and clear of any and all Liens.

3.6 Absence of Certain Changes. Except (i) with respect to Excluded Assets, (ii) as disclosed on Schedule 3.6 and (iii) for Seller’s recent cost-cutting, staff reduction, plant closings, termination notices to agents and distributors and similar actions (collectively, the “Restructuring Actions”), since December 31, 2004, there has not been any act or omission with respect to the Business (excluding for the purposes of this Section 3.6, any change or decline attributable to or arising from (A) the financial condition or results of operations of the Business as conducted by Seller, (B) the level of business or patronage of customers of the Business, (C) a decline or change in general economic or business conditions, (D) a decline or change in general industry conditions or (E) the announcement or consummation of the transactions contemplated by this Agreement) other than in the ordinary course of business. Without limiting the generality of the foregoing, except as disclosed on Schedule 3.6, there has not been:

(a) any change or decline in the Business or the Purchased Assets, whether or not covered by insurance, that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect upon the Business or the Purchased Assets (other than the Inventory);

(b) [Intentionally Omitted];

(c) any change in any method of accounting or accounting practice used by Seller with respect to its Inventory or any Material change in Seller’s manner of conducting the Business conducted at and from the Florence Manufacturing Facility;

(d) any payment of any Material obligation of the Business otherwise than when it has become due or any acceleration or deferral of any item;

(e) any entering into of a Contract with respect to the Business unless such Contract was entered into in the ordinary course of business in accordance with Seller’s past practice;

(f) any sale, lease or other conveyance of all or any portion of (or any interest in) any of Seller’s property used in the Business (other than dispositions in the ordinary course of business or in connection with the Restructuring Actions and of Excluded Assets);

(g) any settlement of any dispute with respect to the Business involving more than $100,000;

(h) any increase or other Material change in the amount or timing of wages, salaries, benefits or other compensation of any Florence Employee (except for customary increases based on term of service or promotion of non-salaried Florence Employees); or

(i) any Contract to do any of the foregoing or any Contract entered into by Seller with respect to the Business not in the ordinary course of business.

3.7 Taxes. Except for Taxes of the type included in the definition of Assumed Liabilities, Seller has no liability with respect to Taxes that would affect in any way whatsoever Buyer’s right, title, and interest in or Buyer’s right to use or enjoy (free and clear of any Lien other than Permitted Liens) any Purchased Asset. Except as set forth on Schedule 3.7, Seller has no special Tax status granted by any Governmental Authority or Law as to any Purchased Asset. No audit, action, proceeding, claim or, to Seller’s knowledge, investigation is pending with respect to any

Taxes payable by or asserted in writing against Seller relating to any Purchased Asset. Except as set forth on Schedule 3.7, Seller has not received notice in writing from any Taxing authority of its intent to examine or audit any of its property Tax Returns or other filings relating to any Purchased Asset. No Material claim has been made in writing against Seller relating to any Purchased Asset or the Business by any Governmental Authority in any jurisdiction in which Seller did not file sales, use, value-added or similar Tax Returns or other required filings or did not pay any such Taxes, that Seller is or could reasonably be subject to any such Tax by that jurisdiction.

3.8 Florence Real Property.

(a) Schedule 3.8 contains a correct and complete description of all of the land comprising the Florence Real Property. Seller has good, valid and marketable title to the Florence Real Property subject only to (i) that certain mortgage securing the amount of $100,000,000.00 from Seller to Foothill Capital Corporation, as Agent, recorded in Real Property Book 2002, Page 75198 in the office of the Judge of Probate of Lauderdale County, Alabama, which shall be discharged by Seller on or prior to the Closing Date in accordance with the provisions of Section 5.19(b) and (ii) the following title exceptions (the “Permitted Title Exceptions”): (i) state and county ad valorem taxes for the year 2005 and subsequent years, (ii) the state of facts shown on that certain survey of Derek L. Harvel, Registered Land Surveyor, dated July 27, 2005, (iii) any easements, rights of way or irregularities of title that do not Materially and adversely affect the value or present use of the Florence Real Property, including, without limitation, any easement, license and/or right created in favor of any public utility company providing electric, steam, gas, telephone, water, sewer, cable or other utility service to the Florence Real Property to install, use, maintain, repair and replace wiring, cables, terminal boxes, lines, service connections, poles, mains, facilities and the like upon, under and across the Florence Real Property, (iv) all present and future zoning, environmental, municipal, building and all other Laws and similar matters and restrictions imposed by any Governmental Authority or similar body or agency having jurisdiction over the Florence Real Property, or any portion thereof, (v) any variation between Tax lots, Tax diagrams and/or Tax maps and the record descriptions, and (vi) any other exception to title accepted or deemed accepted by Buyer pursuant to Section 5.19 hereof.

(b) As of the date hereof, Seller has not received any written notice from any Governmental Authority with regard to violations of building codes, zoning, subdivision or other similar Laws.

(c) As of the Closing Date, there will be no leases, sales contracts, or option agreements affecting the Florence Real Property or any part thereof, and there will be no Persons in possession of the Florence Real Property or any part thereof other than Seller.

(d) As of the date hereof, Seller has not received any written notice from any Governmental Authority of any Order for the sale, condemnation, expropriation or taking (by eminent domain or otherwise) of the Florence Real Property by any Governmental Authority, nor has any such sale, condemnation, expropriation or taking been, to Seller’s knowledge, proposed or threatened.

(e) As of the date hereof, Seller has not received any written notice from any Governmental Authority of any special assessments or community improvement district assessments that have been levied against the Florence Real Property or any proceeding pending as of the date hereof for an increase in the assessed valuation of the Florence Real Property.

3.9 Personal Property. Schedule 3.9 is a complete list of each item of Personal Property relating to the Business (other than the Excluded Assets) as of the date hereof, except for individual items having a book value of less than $5,000.

3.10 Condition of Property. As of the date hereof, except as disclosed on Schedule 3.10, to Seller’s knowledge (excluding for the purposes of this Section 3.10, any obligation on Seller to undertake any inquiry or inspection as to the physical condition of the Florence Real Property or any improvements thereon in connection with the representation made hereunder; and Buyer acknowledges that Seller has not made any specific investigation as to the condition of the improvements) (a) the foundation, exterior walls and roofs of any of the improvements constructed on the Florence Real Property are structurally sound and in good repair, normal wear and tear excepted and (b) each item of Personal Property included in the Purchased Assets (other than the Idled Production Machinery and Equipment) is in good repair and operating condition, normal wear and tear excepted. Except as specifically set forth in this Section, Seller does not make any implied warranty that any item of tangible property included in the Purchased Assets is fit for a particular purpose or is merchantable.

3.11 Intellectual Property.

(a) Schedule 3.11 contains a correct and complete list of all Material Intellectual Property related to the Business, both owned by Seller (“Seller’s Intellectual Property”) and licensed by Seller from Third Parties (“Licensed Intellectual Property”) (other than computer software that is generally available to the public). All Licenses included in the Licensed Intellectual Property are in full force and effect, are not in Default, and constitute legal, valid and binding obligations of the respective parties thereto. To Seller’s knowledge, (i) Seller has not violated, infringed upon or unlawfully or wrongfully used the Intellectual Property of others and (ii) none of Seller’s Intellectual Property related to the Business infringes upon or otherwise violates the rights of others. Seller has all right, title and interest in the Intellectual Property identified as Seller’s Intellectual Property on Schedule 3.11 sufficient to transfer title to Buyer. The consummation of the transactions contemplated by this Agreement will not alter or impair any of Seller’s rights to Seller’s Intellectual Property or result in a Default under any Contract of Seller relating to any Licensed Intellectual Property. Except as set forth in Schedule 3.11, Seller is not obligated, nor has Seller incurred any Liability, to make any payments for royalties, fees or otherwise to any Person in connection with any of Seller’s Intellectual Property related to the Business. All patents, trademarks, trade names, service marks, assumed names, and copyrights and all registrations thereof included in or related to Seller’s Intellectual Property related to the Business are validly issued, subsisting and in full force and effect.

(b) No Affiliate of Seller and no present or former officer, director, partner or employee of Seller or of any Affiliate of Seller owns or has any proprietary, financial or other interest, direct or indirect, in any of Seller’s Intellectual Property identified on Schedule 3.11.

3.12 Indebtedness. Schedule 3.12 lists each promissory note, instrument or other document or Contract (collectively, “Debt Instruments”) that (a) relates to (i) any indebtedness for borrowed money (excluding trade payables and accrued payables and Taxes) of Seller or (ii) any capital lease, lease-purchase arrangement, guaranty (except endorsements made in the ordinary course of business in connection with the deposit of items for collection) by Seller relating to the Purchased Assets (the terms listed in (i) and (ii) being collectively, “Indebtedness”), and (b) is either (i) included in the Assumed Liabilities or (ii) imposes, or could reasonably be expected to impose, a Lien with respect to any Purchased Asset or any aspect of the Business, other than those related solely to the Excluded Assets.

3.13 Inventory. All Inventory which Seller does not manufacture has been or will be acquired by Seller only in bona fide transactions entered into in the ordinary course of Business. Except as disclosed on Schedule 3.13, Seller has now and on the Closing Date will have valid legal title to its Inventory free and clear of any consignments or Liens, other than Liens to be removed prior to Closing. Seller is not under any Liability with respect to the return of Inventory in the possession of wholesalers, retailers or other customers.

3.14 Licenses. As of the date hereof, Schedule 3.14 is a complete list of Licenses necessary for the ownership by Seller of the Purchased Assets and the conduct of the Business (other than Licenses relating to the Excluded Assets); provided, however, that the foregoing does not require disclosure of state and local business or similar Licenses required of businesses generally. Seller has delivered to Buyer a complete copy of each such License. Seller is not in Default under any such License other than any Default that would not reasonably be expected to have a Material Adverse Effect on the Business. Seller has not received written notice from any Governmental Authority with respect to the revocation, termination, suspension or limitation of any such License, and Seller has no knowledge of the proposed or threatened issuance of any such notice.

3.15 Environmental. This Section 3.15 is the exclusive provision in this Agreement containing representations and warranties applicable to Environmental Matters. Except as set forth in Schedule 3.15:

(a) There are no Environmental Claims pending or, to Seller’s knowledge, threatened with respect to the ownership, use, condition or operation of the Business or the Purchased Assets. There are no existing Material violations of (i) any Environmental Law, or (ii) any Order related to Environmental Matters, with respect to the ownership, use, condition or operation of the Business or the Purchased Assets that remain outstanding or unresolved. To Seller’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents with respect to the ownership, use, condition or operation of the Business or the Purchased Assets, including, without limitation, any Environmental Matter, that could reasonably be likely to form the basis of (i) any Environmental Claim or Order against Seller, or (ii) any Litigation against any Person whose Liability (or any portion thereof) for Environmental Matters or violation of Environmental Laws Seller has retained or assumed, contractually or by operation of law. Neither Seller nor, to Seller’s knowledge, any other Person has used any of the Florence Real Property for the handling, treatment, storage, or disposal of any Hazardous Substances in violation of any applicable Environmental Law.

(b) No release, discharge, spillage or disposal of any Hazardous Substances is occurring or, to Seller’s knowledge, has occurred at or from the Florence Real Property or any part thereof in violation of applicable Environmental Law.

(c) All waste containing any Hazardous Substances generated, used, handled, stored, treated or disposed of (directly or indirectly) by Seller at the Florence Real Property has been released or disposed of in Material compliance with all applicable reporting requirements under any Environmental Laws and Seller is not aware of any Environmental Claim against Seller that remains outstanding or unresolved with respect to any such release or disposal.

(d) All underground tanks and other underground storage facilities presently or previously located at the Florence Real Property are listed, together with the capacity and contents of each such tank or facility, in Schedule 3.15. To Seller’s knowledge, none of such underground tanks or facilities is leaking or has ever leaked and all such tanks comply in all Material respects with all applicable Environmental Laws.

(e) Seller has complied, in all Material respects, with all applicable reporting requirements under all applicable Environmental Laws concerning the disposal or release of Hazardous Substances, except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and Seller has not made any such reports concerning the Florence Real Property that remain outstanding or unresolved.

(f) To Seller’s knowledge, no building or other improvement on the Florence Real Property contains any friable asbestos-containing materials or lead-based paint.

(g) Without limiting the generality of any of the foregoing, (i) all on-site and off-site locations where Seller has stored, disposed or arranged for the disposal of Hazardous Substances, since December 2002, in connection with the ownership, use or operation of the Florence Real Property are identified in Schedule 3.15 and (ii) to Seller’s knowledge, no polychlorinated biphenyls (PCBs) in amounts or concentrations regulated under applicable Environmental Law are used or stored on or in the Florence Real Property.

(h) Seller has provided  to Buyer copies of all Material environmental audits, reports, assessments, investigations, sampling and analyses within its possession or custody with respect to the Florence Real Property.

3.16 Litigation. Except as disclosed on Schedule 3.16(a) there is no Litigation pending, or to the knowledge of Seller, threatened, against Seller and related to the Business (other than the Excluded Assets) or the Purchased Assets. Except as disclosed on Schedule 3.16(b) there has not been since December 11, 2002, and there is not now pending or, to the knowledge of Seller, threatened, any investigation or inquiry regarding the Business or the Purchased Assets by any Governmental Authority.

3.17 Employee Benefit Plans.

(a) Schedule 3.17(a) is a correct and complete list of all Employee Benefit Plans that cover any Florence Employees. Except as disclosed on Schedule 3.17(a), no such Employee Benefit Plan is or has been (i) a multiemployer plan within the meaning of ERISA Section 3(37); (ii) a multiple employer plan with the meaning of ERISA Section 210(a) or Code Section 413(c); (iii) a multiple employer welfare arrangement within the meaning of ERISA Section 3(40); or (iv) a “defined benefit plan” as defined in ERISA Section 3(35) and subject to ERISA Title I, Subtitle B, Part 3 or Title IV.

(b) Neither Seller nor any ERISA Affiliate has any Liability under, or is subject to any Lien relating to, any Employee Benefit Plan that would (i) affect in any manner whatsoever Buyer’s right, title and interest in, or Buyer’s right to use or enjoy (free and clear of any Lien) any of the Purchased Assets or (ii) result in the assumption by or imposition on Buyer or any Affiliate of Buyer of any Liability other than Liabilities expressly included as Assumed Liabilities.

(c) Except as required by Code Section 4908B and ERISA Title I, Part 6, no Employee Benefit Plan that covers any Florence Employee provides for welfare benefits to employees after retirement or other separation of service.

(d) Except (i) as disclosed on Schedule 3.17(d), (ii) as otherwise provided in Section 5.10 or (iii) for any obligations that will not be assumed by the Buyer pursuant to this Agreement and the transactions contemplated hereby, the consummation of the transactions contemplated by this Agreement will not (A) entitle any current or former employee, director, officer, leased employee, independent contractor or agent of Seller to severance pay, unemployment compensation or any payment contingent upon a change in control or ownership of Seller, (B) accelerate the time of payment or vesting or increase the amount of any compensation due to any such employee or former employee, director, officer, leased employee, independent contractor or agent or (C) cause Buyer or any Affiliate to be liable for any sums or obligations under or pursuant to any Employee Benefit Plan of Seller.

3.18 Contracts.

(a) Description.

(i) Supply & Services Contracts. Schedule 3.18(a)(i) is a complete list of all outstanding Contracts as of September 9, 2005 which relate to the acquisition of goods or services used in the Business other than Contracts (A) pursuant to which Seller is obligated to pay less than $25,000 per year, (B) which are terminable by Seller with no obligation in excess of $25,000 on Seller’s part or (c) related solely to the Excluded Assets.

(ii) Sales. Schedule 3.18(a)(ii) is a complete list of all Contracts as of September 9, 2005 for the sale of products or the performance of services by Seller that relate to the Business and which exceed $50,000 each. Schedule 3.18(a)(ii) also lists each Contract containing pricing commitments beyond October 31, 2005 that Seller is obligated by such Contract to provide to customers of the Business (other than such Contracts that are Excluded Assets). Except as disclosed on Schedule 3.18(a)(ii), sales Contracts for finished goods related to the Business that extend beyond December 31, 2005 are at prices in excess of the prices used in valuing Inventory items or of estimated costs of manufacture or purchase, as the case may be, after allowing for reasonable selling expenses and production overhead.

(iii) Distributor Contracts. Schedule 3.18(a)(iii) is a complete list of all Distributor Contracts as of August 31, 2005.

(iv) Employment; Affiliate Contracts. Schedule 3.18(a)(iv) is a complete list of all Contracts (including employment, non-competition and loan agreements) with (A) any employee or consultant that relate to the Business and (B) any Affiliate of Seller that relate to the Business, except, in each case, Contracts that are Excluded Assets.

(v) Leased Personal Property. Schedule 3.18(a)(v) is a complete list of all Contracts as of August 31, 2005 affecting or relating to Personal Property (other than related solely to Excluded Assets) leased by Seller and relating to the Business, other than Contracts which either (A) are terminable by a Seller upon no more than 60 days notice without any Liability to Seller, or (B) do not involve the payment by Seller of more than $20,000 per year.

(vi) Other Contracts. Schedule 3.18(a)(vi) is a complete list of any other Contract of Seller as of August 31, 2005 that relates to the Business (other than Contracts that relate solely to the Excluded Assets) which is not terminable by Seller without penalty upon 60 days or less notice, and which: (A) provides for monthly payments by or to Seller in excess of $2,500 or (B) provides for payments by or to Seller in any calendar year exceeding $30,000.

(vii) Copies. Seller has delivered to Buyer a complete copy of each written Contract referred to or described in this Section 3.18(a).

(b) No Default. As of the date hereof, to the knowledge of Seller, there is no existing Default of Seller or any Third Party under any Contract referred to or described in Section 3.18(a) (other than Contracts that relate solely to the Excluded Assets). Except as set forth on Schedule 3.18(b), no rights of Seller under any such Contract have been assigned or otherwise transferred as security for any obligation of Seller.

(c) Consents. Schedule 3.18(c) identifies each Contract listed on Schedules 3.18(a)(i) through 3.18(a)(vi) that requires the consent of or notice to the other party thereto to avoid any Default under such Contract in connection with the transactions contemplated hereby (other than the Ordinary Contracts Requiring Consent), including the assignment of such Contract to Buyer.

3.19 Products, Services & Warranties. Except as disclosed on Schedule 3.19: (a) Seller has maintained in all Material respects accurate sales records, order backlog and other information with respect to all products and services of the Business; and (b) each of Seller’s products and services of the Business comply with Law in all Material respects and each warranty, guaranty or claim made by Seller or implied by Law in all Material respects. As of the date hereof, Schedule 3.19 lists: (i) each warranty, guaranty or claim made by Seller as to its products or services of the Business (other than those related to the Excluded Assets or those implied by Law); and (ii) all product liability claims made since December 31, 2002 (other than those that were resolved in the ordinary course of business without Litigation) and amounts paid with respect to them.

3.20 Suppliers and Customers. Schedule 3.20A sets forth each supplier of the Business (other than suppliers to the businesses of Seller not related to the Business) to whom payments were made which equaled or exceeded 5% of Seller’s cost of services or cost of goods sold for Seller’s most recent fiscal year ended (the “Large Suppliers”) and the percentage of Seller’s cost of services or goods sold allocable to each Large Supplier for such fiscal year. Schedule 3.20B sets forth a list of the 20 largest customers (determined by gross sales revenue) of the Business from whom payments were received for Seller’s most recent fiscal year ended (the “Large Customers”) and the percentage of Seller’s gross sales allocable to each of such Large Customers for such fiscal year. Except as reflected in Schedule 3.20A, as of the date hereof, no supplier is a sole source of supply of any good or service to Seller in connection with the Business. Except as set forth on Schedule 3.20A, as of the date hereof, no such Large Supplier has terminated, or to Seller’s knowledge threatened to terminate, its relationship with Seller. Except as set forth on Schedule 3.20B, as of the date hereof, no such Large Customer has terminated, or to Seller’s knowledge threatened to terminate, its relationship with Seller. Except as set forth on Schedule 3.20B, as of the date hereof, no Large Customer receives or is entitled to receive, upon the attainment of specified sales volumes or otherwise, and no Large Customer has been offered the opportunity to receive, an incentive, discount, refund, rebate, incentive allowance, earned cost savings, credit (whether for products or for cash) or other price allowance of any kind, individually or in the aggregate with respect to any Large Customer, in excess of 3% on an annual basis.

3.21 Employee Matters.

(a) Schedule 3.21 lists as to each Florence Employee employed as of the date hereof: (i) name, (ii) current compensation (wage and/or salary) (iii) accrued but unused vacation, sick leave or other paid time off (“Accrued PTO”), (iv) the amount of any bonus, incentive compensation or similar amounts paid with respect to services rendered in 2004, (v) employment date and (vi) current job title. Except as disclosed on Schedule 3.17(d), the employment of all Florence Employees is terminable at will without any penalty or severance obligation.

(b) Seller is not a party to any union agreement or collective bargaining agreement applicable to any Florence Employee and there are no work rules or practices agreed to between Seller and with any labor organization or employee association applicable to any Florence Employees and no attempt to organize any of the Florence Employees has been made, proposed or, to Seller’s knowledge, threatened. No labor strike, dispute, slowdown, stoppage or lockout is pending or threatened against or affecting the Purchased Assets or the Business and since December 11, 2002 there has not been any such action. No unfair labor practice charge or complaint against Seller and involving any current or former Florence Employee is pending as of the date hereof, or, to Seller’s knowledge, threatened before the National Labor Relations Board or any similar Governmental Authority.

3.22 Brokers and Finders. No finder or any agent, broker or other Person acting pursuant to authority of Seller is entitled to any commission or finder’s fee in connection with the transactions contemplated by this Agreement.

3.23 Compliance with Law. Except as disclosed on Schedule 3.23: (a) Seller is in compliance in all Material respects with all Laws applicable to or binding on the Business (except that Seller makes no representation in this Section 3.23 with respect to those Laws which are the subject of Section 3.7, 3.8(b), 3.15 or 3.17) and (b) Seller has not received written notice of a violation of any Law which would have a Material Adverse Effect on the Purchased Assets or the Business.

3.24 Statements True and Correct. No representation or warranty made by Seller in this Article 3 intentionally omits to state a Material fact with the purpose of making any such statement contained therein misleading.

3.25 Patronage. Notwithstanding anything to the contrary expressed herein, no representation or warranty of Seller with respect to the Business or the Purchased Assets shall be deemed or construed to constitute any representation or warranty by Seller as to the level of business or patronage of customers that Buyer will or may enjoy following the Closing from Buyer’s operation of the Purchased Assets or from the conduct by Buyer following the Closing of a business like or similar to the Business.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller that:

4.1 Organization, Standing and Foreign Qualification. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to carry on its business and to own, lease and operate its assets.

4.2 Authority and Binding Effect. Buyer has the requisite corporate power and authority necessary to enter into and perform its obligations under this Agreement and the Other Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Other Agreements have been duly approved by all necessary action of the board of directors of Buyer. This Agreement has been, and the Other Agreements will be, duly executed and delivered by properly authorized officers of Buyer and each constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally, or by the availability of equitable remedies.

4.3 Validity of Contemplated Transactions, Restrictions.

(a) Validity. The execution, delivery and performance of this Agreement and the Other Agreements by Buyer, and the consummation of the transactions contemplated hereby or thereby, do not and will not (i) violate any provision of the charter documents or Bylaws of Buyer, or of any Law or Order relating to Buyer, (ii) result in a Default under, or require the consent or approval of any party to, any Contract of Buyer, or (iii) result in the creation or imposition of any Lien on Buyer’s assets.

(b) Government Authorizations. Except for the filing under the HSR Act contemplated by Section 5.17 hereof and notices contemplated by Section 5.9 hereof, no notification, consent, authorization, order, review or approval of, or filing or registration with, any Governmental Authority is required for or in connection with the execution and delivery of this Agreement or any of the Other Agreements by Buyer or the consummation by Buyer of the transactions contemplated hereby and thereby.

4.4 Brokers and Finders. No finder or any agent, broker or other Person acting pursuant to authority of Buyer is entitled to any commission or finder’s fee in connection with the transactions contemplated by this Agreement.

4.5 Financing. Buyer has available to it, either in the form of cash-on-hand or borrowing facilities with unconditional availability on not less than five days notice, cash in an amount in excess of the Purchase Price.

4.6 Statements True and Correct. No representation or warranty made by Buyer in this Article 4 intentionally omits to state a Material fact with the purpose of making any such statement contained therein misleading.

ARTICLE 5
COVENANTS AND ADDITIONAL AGREEMENTS OF
SELLER AND PURCHASER

5.1 Operation of Business Pending Closing. From and after the date hereof and prior to the Closing Date, except with the consent of Buyer, which shall not be unreasonably withheld or delayed, Seller shall: (a) conduct its Business in substantially the same manner as presently conducted, and refrain from entering into any transaction or Contract which (i) is not in the ordinary course of business and consistent with past practice (ii) requires Seller to make extraordinary product deliveries for a period that could reasonably extend for more than 90 days past the Closing Date, (iii) creates a new consignment arrangement or vendor managed inventory arrangement that is inconsistent with Seller’s past business practices or (iv) gives any Large Customer the right to receive, upon the attainment of specified sales volumes or otherwise, or the opportunity to receive, an incentive, discount, refund, rebate, incentive allowance, earned cost savings, credit (whether for products or for cash) or other price allowance of any kind, individually or in the aggregate with respect to such Large Customer, in excess of 3% on an annual basis, unless reasonably required to meet a competitive situation (but nothing herein shall prevent Seller from complying with any existing program); (b) notify Buyer of (i) any unexpected Material emergency or other Material change in the normal course of the operation of the Business or the Purchased Assets, and (ii) any Litigation (or written communications indicating that the same may be reasonably contemplated), affecting the Business or the Purchased Assets, and keep Buyer fully informed of such events and permit its representatives prompt access to all materials prepared in connection therewith (other than documents subject to the attorney-client privilege); (c) refrain from committing to any new trade or industry show space or signage or point of purchase displays unless failing so to commit might adversely affect the Business if the transactions contemplated hereby do not close; (d) promptly notify Buyer in writing of the occurrence of any Material Adverse Change with respect to the Business or the Purchased Assets or of any condition or event which could reasonably be expected to result in such a Material Adverse Change; and (e) use its reasonable commercial efforts to protect and preserve for the benefit of the Buyer (i) Seller’s relationships with its employees, customers and suppliers and (ii) the goodwill of the Business. Notwithstanding anything herein to the contrary, Seller shall be permitted to terminate any distributor and/or seller representative or agent whose performance is not satisfactory to Seller.

5.2 Right of Inspection; Access. In order to allow Buyer to conduct its due diligence investigation, upon reasonable notice and during normal business hours, and, in each case, in compliance with applicable antitrust Laws, Seller shall give to Buyer and its representatives full access to Seller’s premises, the Purchased Assets and to Seller’s Contracts, accounting, financial and legal information and to such other business information that Buyer may reasonably request in Seller’s possession; provided, however, that the foregoing shall not permit Buyer or its representatives to interfere unreasonably with, or otherwise disrupt, the Business. Buyer acknowledges that it has conducted its own investigation of, and inquiry into, the environmental condition of the Florence Manufacturing Facility, and has obtained a Phase I environmental assessment, a Phase II environmental assessment and a Limited Environmental Health and Safety Compliance Review for such Florence Manufacturing Facility (collectively, the “Environmental Reports”), and subject to the satisfaction of Seller’s pre-Closing obligations pursuant to Sections 5.6 hereof, those Environmental Reports are satisfactory to Buyer, and, accordingly, no further access is required for environmental assessments or environmental due diligence purposes. Seller shall also arrange for Buyer and its representatives to have the opportunity to consult with the officers, directors, employees, attorneys, accountants and other agents of Seller. Seller shall instruct such individuals to cooperate reasonably with Buyer and its designees. Buyer and its designees shall have the right to make copies of any of the records referred to above. Subject to reasonable arrangements and limitations imposed by Seller to restrict the disclosure of confidential or competitive information and/or to prevent the interference with the conduct of the Business, Seller shall take or permit, as applicable, the actions set forth on Schedule 5.2. Notwithstanding anything in this Agreement to the contrary, (a) Buyer shall bear all risk with respect to any property of Buyer referred to on Schedule 5.2 which is installed and/or located on any of Seller’s premises (collectively, the “Transition Related Property”) and indemnify and hold Seller harmless from any Losses attributable to any Transition Related Property and (b) if the Closing does not occur, Buyer shall, at its sole cost and expense, promptly remove all Transition Related Property from the premises of Seller.

5.3 Confidentiality. The parties hereto have previously entered into that certain non-disclosure letter agreement, dated as of June 27, 2005 (the “Non-Disclosure Agreement”), and the Non-Disclosure Agreement remains in full force and effect in accordance with its terms. If the transactions contemplated hereby are not consummated, Buyer will return to Seller or destroy all information previously disclosed in writing by Seller to Buyer as Seller may reasonably request. The provisions of this Section 5.3 are intended to by complementary and supplemental to, and not intended to supplant or supersede, any of the terms, provisions or restrictions set forth in the Non-Disclosure Agreement. To the extent that any of the terms or provisions of this Section 5.3 are inconsistent with the terms or provisions of such Non-Disclosure Agreement, the terms and provisions of the Non-Disclosure Agreement shall govern and control. Notwithstanding the foregoing, the provisions of the Non-Disclosure Agreement shall not prohibit Buyer from using or disclosing confidential or non-public information that relates to the Purchased Assets or the Business after the Closing.

5.4 Public Announcements. Seller and Buyer shall use their respective best efforts to consult with each other before issuing any press releases or otherwise making any public statements or filings with Governmental Authorities with respect to this Agreement or the transactions contemplated hereby and shall not issue any press releases or make any public statements or filings with Governmental Authorities prior to such consultation and shall modify any portion thereof if the other party reasonably objects thereto, unless the same may be required by Law.

5.5 Use of Names. Upon the earlier of (i) the first anniversary of the Closing Date and the tenth business day after the collection of accounts receivable of the Business that arose from pre-Closing operations, Seller (i) shall change its name to a name wholly dissimilar to “Essex Electric” and any variation or derivation thereof, (ii) shall provide such evidence of such name change as Buyer may reasonably request and (iii) shall not thereafter use, or permit any of its Affiliates to use, such name or any similar name or any variation or derivation thereof in any circumstances.

5.6 Environmental Corrective Actions. Prior to the Closing, Seller shall undertake each of the corrective action items set forth in Schedule 5.6 attached hereto.

5.7 Environmental Compliance Matters. Prior to Closing, Seller shall use commercially reasonable efforts to address each of the compliance matters set forth on Schedule 5.7 attached hereto. Buyer acknowledges and agrees that the Purchase Price has been adjusted to reflect that Seller may not complete such compliance matters and Seller shall have no further liability to Buyer as a result of any such non-completion, except for the Retained Fines and Penalties Liabilities.

5.8 Employees.

(a) At the Closing, Seller shall terminate all of the Florence Employees and Buyer shall, concurrently therewith, offer to hire all Florence Employees who were employed by Seller at the Closing. Florence Employees who accept Buyer’s offer of employment at Closing and sign a waiver of severance from Seller will become Southwire employees and are hereinafter referred to as “Hired Employees.” At or prior to Closing, in accordance with Seller’s existing policy with respect thereto, Seller shall pay to the Florence Employees any compensation of any type (other than severance pay) and benefits (other than Accrued PTO) owed to the Florence Employees as of the Closing Date.

(b) Except as otherwise provided under the terms of an applicable Employee Benefit Plan, effective as of the Closing Date the Hired Employees will cease to participate in, or accrue any benefits under, the Employee Benefit Plans. As of the Closing Date, such Hired Employees shall be permitted to participate in the plans, programs and arrangements of Buyer and/or its Affiliates relating to compensation and employee benefits (“Buyer Employee Plans”). Buyer will credit Hired Employees with service with Seller and its Affiliates prior to the Closing Date for all purposes of any Code Section 401(k) or vacation plan maintained by Buyer as of the Closing. In addition, any employee welfare benefit plan (as defined in Section 3(1) of ERISA) maintained by Buyer as of the Closing in which a Hired Employee participates immediately after the Closing (A) shall, to the extent required by applicable Law, not limit or exclude coverage on the basis of any pre-existing condition of such Hired Employee or dependent and (B) shall provide each Hired Employee or dependent full credit, for the plan year during which the Closing occurs, for any deductible already incurred by the Hired Employee or dependent under any Employee Benefit Plan and that any co-payments or out-of-pocket expenses previously paid under such Employee Benefit Plan shall count against any maximum out-of-pocket expense provision of any comparable plan maintained by Buyer as of the Closing.

(c) Notwithstanding any other provision of this Agreement, effective as of the Closing Date, Buyer will become responsible for payment of all salaries and benefits and all other claims, costs, expenses, liabilities and other obligations related to Buyer’s employment of the Hired Employees that arise or relate to events occurring or conditions existing on or after the Closing Date.

5.9 WARN Act. Prior to Closing, Seller shall reasonably cooperate with Buyer (and act as Buyer’s agent) in giving any notices required under the WARN Act with respect to the Florence Manufacturing Facility and under any similar Alabama Law as a result of the transactions contemplated by this Agreement; provided, however, that Buyer acknowledges and agrees that in no event shall Seller be required to give any such notice prior to the satisfaction of the condition set forth in Section 7.4 hereof. Seller shall have no obligation to provide any such notices after the Closing Date. To the extent that any payment obligations under the WARN Act or any similar Alabama Law (collectively, “WARN Obligations”) arise with respect to the Business, Buyer shall be obligated for any WARN

Obligations or Liability arising as a result of any employment losses from the Business occurring as of and including the Closing Date.

5.10 Reimbursement for Severance Obligations. Buyer shall, within 15 business days of Seller’s written request, reimburse Seller for any Severance Obligations. If Buyer reimburses Seller for Severance Obligations attributable to any employee who is, at any time during the one-year period following the Closing Date, either employed by Seller or any Affiliate of Seller, then Seller shall promptly return the amount of any such reimbursement to Buyer.

5.11 Other Offers and Exclusive Dealing. Unless and until this Agreement is terminated prior to Closing pursuant to Article 9, Seller shall not (and shall cause each of its shareholders, officers, directors, employees or agents not to collectively, “Seller Related Persons”) either:

(a) solicit bids or offers or initiate discussions or negotiations with; or

(b) on an unsolicited basis furnish or cause to be furnished any information concerning Seller to, any Person (other than Buyer and its officers, directors, employees and agents) in connection with any proposed acquisition of Seller, whether by merger, purchase of the capital stock, sale of all or substantially all of the assets or other acquisition or business combination involving Seller (a “Business Combination”). Notwithstanding anything herein to the contrary, if the Board of Directors of Seller or of Alpine shall, at any time, receive a proposal or offer in respect of a Business Combination (an “Alternative Business Combination”) which such Board of Directors shall determine is superior to the Business Combination proposed herein, then if such Board of Directors shall determine in the exercise of its fiduciary duties it is required to respond to such Alternative Business Combination, Seller and the Seller Related Persons shall be released from any obligation under this Section to the extent necessary to respond to such Alternative Business Combination consistent with the exercise of such fiduciary duties. If Seller receives, or if any of the Seller Related Persons receive, any inquiry or proposal of a type referred to above, then Seller shall (and it shall cause the Seller Related Persons to) promptly notify Buyer of the existence of any such inquiry or proposal. If:

(i) Seller breaches its obligations under this Section;

(ii) Seller terminates this Agreement pursuant to Section 9.1(c);

(iii) Buyer terminates this Agreement pursuant to Section 9.1(d); or

(iv) Buyer terminates this Agreement pursuant to Section 9.1(i) or Buyer or Seller terminate this Agreement pursuant to Section 9.1(j) and, in either case, prior to, concurrently with or within one year after any such termination, Seller consummates a Business Combination with a Third Party with whom Seller or its controlling shareholders discussed a Business Combination subsequent to the date hereof and prior to such termination, then, in any such event, Seller shall pay Buyer, as Buyer’s liquidated damages (and not as a penalty) incurred by Buyer in connection with this Agreement and all related transactions, the sum of $2,500,000, and any such payments by Seller shall be Buyer’s sole and exclusive remedy hereunder. Said $2,500,000 shall be paid within two business days by wire transfer of immediately available funds; provided, however, in the case of clause (iv) above, such payment shall be made within two business days of the consummation of such Business Combination with a Third Party. Notwithstanding anything in this Section 5.11 to the contrary, neither Seller nor Alpine shall be liable hereunder for any act or omission committed by Superior Essex Inc. in its capacity as a shareholder of Seller or otherwise.

5.12 Certain Tax Matters.

(a) All Tax Returns required to be filed by Seller on or before the Closing Date shall be filed by Seller and Seller shall pay all Taxes shown as due and payable thereon.

(b) Subsequent to the Closing Date, Buyer and Seller shall provide each other with such assistance (including the provision of records) as may reasonably be requested by either of them in connection with the preparation of any Tax Return, the response to any audit or other examination by any Governmental Authority, or any judicial or administrative proceedings relating to any Liability for Taxes.

5.13 Idled Production Machinery and Equipment. If, prior to Closing, any Idled Production Machinery and Equipment is lost or damaged beyond reasonable repair due to a fire or other casualty, then Buyer shall be entitled to

(a) receive any insurance proceeds actually received by Seller with respect thereto or (b) in lieu thereof, at Seller’s option, Seller may assign to Buyer all of its rights with respect to any claim for such insurance proceeds.

5.14 Expenses. Except as set forth below and in Section 1.4(c), whether or not the transactions contemplated hereby are consummated, Buyer and Seller shall each pay its own fees and expenses and those of its agents, attorneys and advisers. Buyer shall pay all HSR Act filing fees. Anything to the contrary in this Agreement notwithstanding, (a) Seller shall pay 2/3 of the costs of any environmental surveys and related costs to be undertaken at the Florence Real Property and Buyer shall pay 1/3 of such costs, (b) Buyer shall pay all of its other due diligence costs, (c) Seller shall pay any sales and other transfer taxes and fees (including motor vehicle transfer fees) which may be due with respect to the sale of the Purchased Assets, (d) any fees and expenses of any finder or broker retained by or on behalf of either party (or by any of its Affiliates) shall be paid by such party, (e) Seller shall pay $18,000 of the total premium on the Environmental Matters Insurance Policy (as defined below) and Buyer shall pay the remainder of such premium and (f) the Purchased Assets shall, to the extent permitted by applicable Law, be claimed as exempt from sales or use tax by Buyer and Buyer shall furnish Seller at Closing with appropriate resale exemption certificates and manufacturing machinery exemption certificates as reasonably requested by Seller for the Purchased Assets.

5.15 Delivery of Books and Records. At the Closing, Seller shall deliver to Buyer all original documents, books and records pertaining to the Business (except minute books, stock records, financial statements, Tax Returns (other than personal property tax returns relating to the Purchased Assets) and all documents, books and records pertaining solely to the Excluded Assets and the Excluded Liabilities) and to the Purchased Assets and the Assumed Liabilities that are legally significant or useful to the Business (including those relating to the Florence Employees) and shall deliver copies of all other documents, books and records pertaining to the Business, the Purchased Assets and the Assumed Liabilities as Buyer may reasonably request, but in each case subject to applicable Laws relating to privacy. Seller may retain copies of any of the foregoing for its own use. Without limiting the generality of the foregoing, Seller shall deliver to Buyer at the Closing all documents and records relating to the Intellectual Property, including without limitation, and to the extent in Seller’s possession, the original Certificates of Registration for all Letters Patent, trademarks and service marks listed on Schedule 3.11 and all such documents relating thereto along with any other documents necessary to transfer title thereto and to record such transfer before the respective patent and trademark offices or similar Governmental Authorities.

5.16 Alpine Proxy Materials. To the extent necessary, Buyer shall cooperate with Seller with respect to the preparation of any necessary proxy materials by any Affiliate of Seller.

5.17 HSR Act Filings. Buyer and Seller have prepared and made (or each has caused its “ultimate parent entity” to prepare and make) the filings required to be made with the FTC and the DOJ under the HSR Act. If the FTC or the DOJ requires any additional information with respect to the transaction, Buyer and Seller shall reasonably cooperate with each other in obtaining and preparing such information and delivering it to the FTC and the DOJ.

5.18 Further Assurances; Covenant to Satisfy Conditions.

(a) At any time and from time to time after the Closing, Seller shall, at the request of Buyer (i) take any and all actions necessary to fulfill its obligations hereunder and, subject to the terms of the Transition Services Agreement, to put Buyer in actual possession and operating control of the Purchased Assets and (ii) execute and deliver such further instruments of conveyance, sale, transfer and assignment, and take such other actions as may be reasonably necessary or appropriate to effectuate, record or perfect the transfer of the Purchased Assets to Buyer, free and clear of all Liens (other than Permitted Liens), or to confirm the title of the Purchased Assets to Buyer. Without limiting the generality of the foregoing, Seller shall execute and deliver such documents, prepared by Buyer, as may be reasonably necessary or appropriate to transfer to Buyer Seller’s Alabama Department of Revenue Sales and Use Tax and Ad Valorem Tax Certificates of Exemption for Project Number 2002308001 (the “Exemption”); provided, however, that Buyer acknowledges and agrees that Seller is not making any representation hereunder as to the transferability of the Exemption and Seller shall have no Liability hereunder if Buyer shall fail to obtain the Exemption.

(b) Buyer and Seller will use their respective commercially reasonable best efforts to ensure that the conditions set forth in Articles 6 and 7, respectively, which are required to be satisfied by Buyer and Seller, respectively, are satisfied as soon as reasonably practicable, including, without limitation, the deliveries provided for therein.

5.19 Title.

(a) Buyer has obtained an Owners Title Insurance Commitment (the “Title Commitment”) with respect to the Florence Real Property prior to the date of this Agreement from Commonwealth Land Title Insurance Company (the “Title Insurer”). Buyer has previously delivered a complete copy of the Title Commitment to the attorneys of Seller set forth in Section 11.1 with a written notice specifying any Liens or other defects of title other than the Permitted Title Exceptions (together with true and complete copies of any such Liens or other defects of title). Buyer shall notify such attorneys of Seller in writing of any Liens or defects of title disclosed in any update or continuation of the Title Commitment within seven days of Buyer’s receipt thereof (and provide Seller within such seven day period with true and complete copies of any such other Liens or defects of title). Except as expressly provided in Section 5.19(b) of this Agreement, Seller shall have no obligation to cure any such title objections. If, after having received Buyer’s notice of title objections which Seller is not obligated to remove pursuant to Section 5.19(b) hereof, Seller gives notice of its election not to cure same (or is unable to do so), Buyer shall either (i) elect within ten business days after Seller shall have given such notice to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price or (ii) elect to terminate this Agreement. Failure of Buyer to notify Seller of its election within such ten business day period shall be deemed to constitute Buyer’s election to accept such title. In the event that Buyer shall elect to terminate this Agreement, this Agreement shall wholly cease and terminate and neither of the parties shall have any further liabilities or obligations hereunder, other than those which expressly survive the termination of this Agreement. Seller shall be entitled to reasonable adjournments of the Closing to cure any title objections, which adjournments shall not exceed 60 days in the aggregate, but in no event shall any such adjournment delay the Closing beyond February 15, 2006. If, at the end of such 60 day period, Seller has still failed to cure such title defects, Buyer shall have the right to terminate this Agreement. Nothing herein contained shall obligate Seller to bring any action or proceeding or, except as expressly provided in this Agreement, otherwise to incur any expense in order to cure any title objection or to continue with or to succeed in such cure.

(b) Notwithstanding anything to the contrary contained in Section 5.19(a) hereof, if the Title Commitment (or any update or continuation thereof) discloses any Lien affecting the Florence Real Property, other than the Permitted Title Exceptions, which either (i) was placed of record by Seller or with Seller’s express written consent, including that certain mortgage securing the amount of $100,000,000.00 from Seller to Foothill Capital Corporation, as Agent, recorded in Real Property Book 2002, Page 75198 in the office of the Judge of Probate of Lauderdale County, Alabama, or (ii) may be satisfied by the payment of a liquidated sum of money not to exceed, in the aggregate for all such encumbrances, $1,000,000 then, in any such case, Seller shall be obligated to take such action as is required on the part of Seller to have such Lien removed of recorded and omitted as an exception from the title insurance coverage provided to Buyer and its lender by the Title Insurer.

(c) If a search of the title discloses judgments, bankruptcies or other returns against other Persons having names the same as or similar to that of Seller, Seller shall, on request, deliver to Buyer and the Title Insurer a certification in form and substance reasonably satisfactory to Seller and the Title Insurer certifying that such judgments, bankruptcies or other returns are not against Seller.

(d) Buyer shall pay the cost of Buyer’s policy of title insurance and of any survey obtained by Buyer.

(e) Unpaid Liens for Taxes, water charges and assessments which Seller is obligated to pay and discharge shall not be title objections but, at the option of Seller, the amount thereof, plus interest and penalties thereon, shall be deducted from the balance of the Purchase Price to be paid hereunder or paid by Seller, subject to the provisions for apportionment of Taxes and water charges contained herein.

(f) If, on the Closing Date, there shall be financing statements which were filed more than five years prior to the Closing Date and which were not continued, such financing statements shall not be deemed to be a title objection, provided that (i) the Title Insurer gives Buyer and its lender, if any, affirmative coverage against any loss or damage (including reasonable attorneys’ fees and expenses of litigation) resulting from the enforcement or attempted enforcement of the security interest evidenced by such financing statement(s) or (ii) each such financing statement is omitted as an exception from the title insurance coverage provided to Buyer and its lender, if any, by the Title Insurer.

(g) In the event there are unpaid state franchise Taxes and/or municipal corporate business Taxes due from any Persons in the chain of title, which franchise Taxes and/or municipal business Taxes are or may be a Lien upon the Florence Real Property, such Taxes shall not be a title objection, provided that the Title Insurer (i)

shall afford Buyer and its lender, if any, affirmative coverage against any loss or damage (including reasonable attorneys’ fees and expenses of litigation) resulting from the enforcement or attempted enforcement of any such execution or Lien or (ii) shall otherwise insure Buyer and its lender, if any, against collection of such Taxes out of the Florence Real Property.

5.20 Notification of Changes.

(a) Between the date hereof and the Closing Date, Seller shall promptly notify Buyer in writing of any information unknown as of the date hereof or arising subsequent to the date hereof that, if known or existing on the date hereof, as the case may be, would have been required to be disclosed on a Schedule hereto in order for Seller to comply with its obligations under Section 6.1.

(b) If any information provided by Seller to Buyer pursuant to Section 5.20(a) shall disclose the existence or occurrence of a circumstance or event that is Material and adverse when compared to the information disclosed in any Schedule delivered by Seller on the date of this Agreement, Buyer shall have the right to terminate this Agreement by written notice to that effect (specifying the basis for such termination to Seller) within 14 business days after its receipt of such supplemental disclosure; and upon such timely termination, Buyer shall be released of all of its obligations hereunder. If Buyer shall not timely elect to terminate this Agreement in accordance with the foregoing sentence, such disclosed information shall be deemed to amend any such Schedule and this Agreement as of the date hereof.

5.21 Future Business Dealings. Buyer and Seller agree to discuss future opportunities to supply each other with certain products during the period between the date hereof and the Closing Date as they may deem mutually advantageous upon pricing and other terms to be negotiated.

5.22 Intrusive Testing. Buyer agrees that it will not conduct any invasive testing, Phase II sampling, investigation, evaluation or other analysis of the subsurface conditions at the Florence Real Property, following the Closing Date, unless and only to the extent such testing, sampling, investigation, evaluation or analyses are (i) required to be undertaken pursuant to applicable Environmental Law or a written requirement order of a Governmental Authority or (ii) undertaken by Buyer in the ordinary course of Buyer’s operation of its business at the Florence Real Property, including without limitation, in connection with any maintenance, construction or expansion activities, or environmental compliance or audits; provided, however, that for purposes of this Section 5.22 any such maintenance activities or environmental compliance or audits conducted by Buyer shall be of substantially the same scope, tenor and frequency as those undertaken by Buyer at its other facilities.

ARTICLE 6
CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived, in whole or in part, by Buyer for purposes of consummating such transactions:

6.1 Representations True and Covenants Performed at Closing. The representations and warranties made by Seller in this Agreement shall be true and correct in all Material respects on the Closing Date with the same force and effect as if this Agreement had been executed on and as of the Closing Date (other than representations and warranties which are made as of a specified date, which shall be true and correct in all Material respects as of such date); provided, however, that the Qualified as to Materiality Representations shall be true and correct on the Closing Date in accordance with their respective terms with the same force and effect as if this Agreement had been executed on and as of the Closing Date (other than Qualified as to Materiality Representations which are made as of a specified date, which shall be true and correct as of such date). Seller shall have duly performed or complied with in all Material respects all of the agreements and covenants and satisfied all of the conditions to be performed or complied with by it on or prior to the Closing Date, except that Seller’s compliance or lack of compliance with Section 5.7 hereof shall not be a condition precedent to Closing. Notwithstanding anything herein to the contrary, if Seller shall have failed to duly perform or comply with the requirements of Section 5.6 or Schedule 5.6, such failure shall be deemed “Material” for all purposes of this Article 6. Seller shall execute and deliver to Buyer a certificate, dated as of the Closing Date, certifying as to the fulfillment of the conditions of this Section 6.1 and the non-occurrence of Material damage to the Florence Manufacturing Facility between the date hereof and the Closing Date, in the form attached hereto as Exhibit A.

6.2 No Injunction, Etc. No Litigation, Law or Order shall have been instituted, enacted, entered, threatened or proposed before any court or Governmental Authority to enjoin, restrain, prohibit, or obtain damages in respect of this Agreement or the consummation of the transactions contemplated hereby.

6.3 No Material Damage to Florence Manufacturing Facility. There shall not have occurred any Material damage to the Florence Manufacturing Facility.

6.4 HSR Act Approval. All waiting periods applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated and neither the FTC nor the DOJ shall have sought to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated hereby (or any such proceeding has been resolved to permit the consummation of the transactions contemplated hereby).

6.5 Alpine Stockholder Approval. The stockholders of Alpine shall have duly authorized the execution, delivery and performance of this Agreement and the Other Agreements in accordance with the Certificate of Incorporation and Bylaws of Alpine and the Delaware General Corporation Law.

6.6 Bill of Sale; Assignments; Etc. Buyer shall have received from Seller (a) an executed Bill of Sale, in the form attached hereto as Exhibit B, (b) an executed Assignment and Assumption Agreement, in the form attached hereto as Exhibit C and (c) such other assignments and instruments of conveyance as may be reasonably necessary or appropriate to transfer the Purchased Assets to Buyer free and clear of all Liens except Permitted Liens, including, without limitation, an assignment of the Exemption, but only to the extent the Exemption is assignable, and the failure of the state of Alabama to consent to such assignment shall not be a condition to Closing.

6.7 Assignment of Non-Competition Rights. Buyer shall have received an Assignment of Non-Competition Rights, in the form attached hereto as Exhibit D, duly executed by Seller and Alpine Holdco Inc.

6.8 Assignment of Intellectual Property. Buyer shall have received from Seller instruments evidencing the assignment to Buyer of all owned Intellectual Property (including domain names) included in the Purchased Assets, in the form attached hereto as Exhibit E-1 (US), Exhibit E-2 (Canada) and Exhibit E-3.

6.9 Irrevocable Proxy. Buyer shall have received an Irrevocable Proxy, in the form attached hereto as Exhibit F, duly executed by Seller.

6.10 Assignment of Trademark License Agreement. Buyer shall have received an Assignment of Trademark License Agreement, in the form attached hereto as Exhibit G, duly executed by Seller, and IP Licensing LLC shall not have withdrawn its consent to such assignment.

6.11 Lien Releases. Buyer shall have received releases of all Liens to which the Purchased Assets are subject (other than Permitted Liens), including, without limitation, a release in recordable form of the Florence Real Property from the Lien of that certain mortgage in the amount of $100,000,000.00 from Seller to Foothill Capital Corporation, as Agent, recorded in Real Property Book 2002 in the office of the Judge of Probate of Lauderdale County, Alabama.

6.12 Limited Warranty Deed and Quitclaim Deed. Buyer shall have received from Seller in duly executed and recordable form (a) a limited warranty deed in respect of the Florence Real Property, in the form attached hereto as Exhibit H, and (b) a quitclaim deed describing the Florence Real Property according to any new survey of the Florence Real Property obtained by Buyer if the survey description differs Materially from the description set forth in such limited warranty deed.

6.13 [Intentionally Omitted].

6.14 Certificate(s) of Occupancy, Etc. Seller shall have delivered to Buyer copies of all certificates of occupancy issued by the state fire marshal and/or the appropriate local zoning authorities for the Florence Real Property together with a complete set of all passkeys, all architectural, mechanical and electrical plans and specifications in Seller’s possession used in the construction of the improvements, and all “as-built” plans and site surveys in Seller’s possession.

6.15 Section 1445 Affidavit. Buyer shall have received an affidavit from Seller and any other party or parties required pursuant to Section 1445 of the Code.

6.16 Covenant Not To Compete. Each of Seller, Alpine, Alpine Holdco Inc. and Steven S. Elbaum, shall have entered into a non-competition agreement with Buyer, in the form attached hereto as Exhibit I.

6.17 Transition Services Agreement. Seller shall have entered into a Transition Services Agreement, in the form attached hereto as Exhibit J (the “Transition Services Agreement”).

6.18 Secretary’s Certificate. Seller shall have delivered to Buyer a certificate, dated the Closing Date, executed by the Secretary of Seller, in the form attached hereto as Exhibit K.

6.19 Consents. There shall have been received a consent from the Third Party to the Contract set forth on Schedule 6.19 or Seller and Buyer shall have agreed upon an alternative mechanism which would confer upon Buyer substantially the same benefit which it would have received if such consent was granted.

ARTICLE 7
CONDITIONS PRECEDENT TO OBLIGATIONS
OF SELLER

The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived, in whole or in part, by Seller for purposes of consummating such transactions:

7.1 Representations True and Covenants Performed at Closing. The representations and warranties made by Buyer in this Agreement shall be true and correct in all Material respects on the Closing Date with the same force and effect as if this Agreement had been executed on and as of the Closing Date (other than representations and warranties which are made as of a specified date, which shall be true and correct as of such date). Buyer shall have duly performed or complied with in all Material respects all of the agreements and covenants and satisfied all of the conditions to be performed or complied with by it on or prior to the Closing Date. Buyer shall execute and deliver to Seller a certificate dated as of the Closing Date, certifying as to the fulfillment of the conditions of this Section 7.1, in the form attached hereto as Exhibit L.

7.2 No Injunction, Etc. No Litigation, Law or Order shall have been instituted, enacted, entered, threatened or proposed before any court or Governmental Authority to enjoin, restrain, prohibit, or obtain damages in respect of this Agreement or the consummation of the transactions contemplated hereby.

7.3 HSR Act Approval. All waiting periods applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated and neither the FTC nor the DOJ shall have sought to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated hereby (or any such proceeding has been resolved to permit the consummation of the transactions contemplated hereby).

7.4 Alpine Stockholder Approval. The stockholders of Alpine shall have duly authorized the execution, delivery and performance of this Agreement and the Other Agreements in accordance with the Certificate of Incorporation and Bylaws of Alpine and the Delaware General Corporation Law.

7.5 Payment of the Purchase Price. The Purchase Price shall have been paid to Seller in the manner described in Article 1 hereof.

7.6 Assignment and Assumption Agreement. Seller shall have received from Buyer an executed Assignment and Assumption Agreement, in the form attached hereto as Exhibit C.

7.7 Secretary’s Certificate. Buyer shall have delivered to Seller a certificate, dated the Closing Date, executed by the Secretary of Buyer, in the form attached hereto as Exhibit M.

7.8 Transition Services Agreement. Buyer shall have entered into the Transition Services Agreement.

7.9 Utility Letter of Credit. Buyer shall have either (a) obtained a standby letter of credit in form and substance acceptable to Florence Utilities for substitution of the Utility Letter of Credit or (b) provided to Florence Utilities a deposit, collateral or other assurances acceptable to Florence Utilities in order to release the Utility Letter of Credit, and Florence Utilities shall have returned to Seller the Utility Letter of Credit.

7.10 Environmental Matters Insurance Policy. Buyer shall have delivered to Seller an insurance policy and applicable endorsements in substantially the form attached hereto as Exhibit N (the “Environmental Matters

Insurance Policy”), together with evidence reasonably satisfactory to Seller that such policy is in effect and that the premium payable in respect thereof has been paid.

ARTICLE 8
SURVIVAL OF REPRESENTATIONS AND WARRANTIES
AND INDEMNIFICATION

8.1 Survival of Representations and Warranties.

(a) All representations, warranties, agreements and covenants made or undertaken by the parties in this Agreement are material, have been relied upon by the other parties hereto, shall survive the Closing hereunder, shall not merge in the performance of any obligation by any party hereto and shall terminate and expire as follows:

(i) Any General Claim with respect to which a Claims Notice has not been given pursuant to Section 8.4 will terminate and expire 18 months after the Closing Date.

(ii) Any Ownership Claim, any claim arising out of Section 8.2(a), any claim arising out of Section 8.3(a) and any claim for breaches of agreements or covenants contained in this Agreement shall not terminate or expire.

(b) The representations and warranties made by Seller and contained in Article 3 of this Agreement and the representations and warranties made by Buyer and contained in Article 4 of this Agreement are deemed by the parties hereto to have been made by Seller and Buyer, as the case may be, on and as of both the date hereof and the Closing Date with the same force and effect as if this Agreement were executed by Seller and Buyer on each of the date hereof and the Closing Date (other than representations and warranties which are made as of a specified date, which shall be true and correct as of such date).

8.2 Obligation of Seller to Indemnify. Subject to the limitations contained in Sections 8.1 and 8.6, Seller agrees to pay, indemnify, defend and hold Buyer and its officers, directors, employees, counsel, agents, Affiliates and assigns harmless from and against all Losses which may be asserted against, imposed upon or incurred by any of them by reason of, resulting from, or in connection with the following:

(a) any Excluded Liability;

(b) any inaccuracy in or breach of any representation or warranty made by Seller pursuant to this Agreement; and

(c) any breach of any covenant or agreement made or to be performed by Seller pursuant to this Agreement.

8.3 Obligation of Buyer to Indemnify. Subject to the limitations contained in Sections 8.1 and 8.6, Buyer agrees to pay, indemnify, defend and hold Seller and its officers, directors, employees, counsel, agents, Affiliates and assigns harmless from and against all Losses which may be asserted against, imposed upon or incurred by any of them by reason of, resulting from or in connection with the following:

(a) any Assumed Liability;

(b) any inaccuracy in or breach of any representation or warranty made by Buyer pursuant to this Agreement; and

(c) any breach of any covenant or agreement made or to be performed by Buyer pursuant this Agreement.

8.4 Notice of Loss or Asserted Liability. Promptly after (a) becoming aware of circumstances that have resulted in a Loss for which any Person entitled to indemnification pursuant to Section 8.2 or Section 8.3 intends to seek indemnification under such Section (the “Indemnified Party”) or (b) receipt by the Indemnified Party of written or oral notice of any demand, claim or circumstance which, with or without the lapse of time, the giving of notice or both, would give rise to a claim or the commencement (or threatened commencement) of any Litigation that may result in a Loss (an “Asserted Liability”), the Indemnified Party shall give written notice thereof (the “Claims Notice”) to any other party or parties obligated to provide indemnification pursuant to Section 8.2 or Section 8.3 (the “Indemnifying Party”). The Claims Notice shall describe the Loss or the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary, but only if reasonably determinable) of the Loss that has been or which may be suffered by the Indemnified Party. The Claims Notice may be amended on one or more occasions with respect to the amount of the Asserted Liability or the Loss at any time prior to final resolution of the obligation to indemnify relating to the Asserted Liability or the Loss. If a Claims Notice is not provided promptly as required by this Section 8.4, the Indemnified Party nonetheless shall be entitled to indemnification by the Indemnifying Party unless the Indemnifying Party is able to prove that it was prejudiced by such late receipt of the Claims Notice.

8.5 Opportunity to Contest. The Indemnifying Party may elect to compromise or contest, at its own expense and with counsel of its choice reasonably acceptable to the Indemnified Party, any Asserted Liability. If the Indemnifying Party elects to compromise or contest such Asserted Liability, it shall, within 30 days (or sooner, if the nature of the Asserted Liability so requires), notify the Indemnified Party of its intent to do so by sending a notice to the Indemnified Party (the “Contest Notice”), and the Indemnified Party shall cooperate, at the expense of the Indemnifying Party, in the compromise or contest of such Asserted Liability. If the Indemnifying Party elects not to compromise or contest the Asserted Liability, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnified Party (upon further notice to the Indemnifying Party) shall have the right to pay, compromise or contest such Asserted Liability on behalf of and for the account and risk of the Indemnifying Party. Anything in this Section 8.5 to the contrary notwithstanding, (i) the Indemnified Party shall have the right, at its own cost and for its own account, to compromise or contest any Asserted Liability and the exercise of such right shall relieve the Indemnifying Party of any further obligation hereunder with respect to any such Asserted Liability, and (ii) neither the Indemnifying Party nor the Indemnified Party shall, without the written consent of the Indemnifying Party or the Indemnified Party, as the case may be, settle or compromise any Asserted Liability or consent to entry of any judgment which does not include an unconditional term releasing the Indemnifying Party or the Indemnified Party, as the case may be, from all Liability in respect of such Asserted Liability. In any event, the Indemnified Party and the Indemnifying Party may participate, at their own expense, in the contest of such Asserted Liability. Seller and Buyer shall reasonably cooperate with each other as to all Asserted Liabilities initiated by Third Parties shall make available to each other as reasonably requested all information, records, and documents relating to all Asserted Liabilities initiated by Third Parties and shall preserve all such information, records, and documents until the termination of any such Asserted Liability. Seller and Buyer also shall make available to each other, as reasonably requested, its personnel, agents, and other representatives who are responsible for preparing or maintaining information, records, or other documents, or who may have particular knowledge with respect to any Asserted Liability.

8.6 Limitations on Indemnification. Anything to the contrary herein notwithstanding:

(a) Seller shall not be required to indemnify Buyer and the other Persons specified in Section 8.2 with respect to a Loss related to a General Claim unless the amount of such Loss, when aggregated with all other such Losses of such Persons, shall exceed $250,000 (the “Minimum Aggregate Liability Amount”), at which time Losses may be asserted for the Minimum Aggregate Liability Amount and any amounts in excess thereof. Notwithstanding anything herein to the contrary, the Minimum Aggregate Liability Amount shall not apply to any Losses attributable to any inaccuracy in or breach of any Qualified as to Materiality Representation.

(b) The maximum aggregate liability of Seller pursuant to this Article 8 with respect to any Losses related to General Claims shall be an amount equal to 10% of the aggregate Purchase Price (the “Maximum Aggregate Liability Amount”).

(c) The Minimum Aggregate Liability Amount and the Maximum Aggregate Liability Amount shall not apply to any Loss which results from or arises out of (A) any Ownership Claim, (B) any claim arising out of Section 8.2(a), (C) any claim for breaches of agreements or covenants in this Agreement, or (D) fraud and intentional misrepresentation or an intentional breach of warranty on the part of Seller or Buyer in this Agreement.

(d) No party otherwise entitled to indemnification under this Agreement shall be indemnified pursuant to this Agreement to the extent that such party’s Losses are increased or extended by the willful misconduct, violation of Law or bad faith of such party, in each case, as determined by a final, non-appealable judgment by a court of competent jurisdiction.

(e) The amount of any indemnification under this Article 8 shall be reduced by any amount recovered by the Indemnified Party (net of reasonable expenses incurred in obtaining such recovery) under any insurance policy (including any environmental insurance policy) or from any Third Party (which recovery the Indemnified Party shall use its reasonable commercial efforts to pursue), and by any income Tax benefit related to the indemnified Loss obtained by the Indemnified Party or any Affiliate. If, after an indemnification payment has been made with respect to a Loss, the Indemnified Party or any Affiliate has a recovery, or obtains an income Tax benefit, with respect to that Loss, the Indemnified Party shall promptly pay to the Indemnifying Party the amount of that recovery or income Tax benefit, net of reasonable expenses and Tax or other costs incurred in obtaining recovery.

(f) Any payment of an indemnification amount under this Article 8 shall be accounted for as an adjustment to the Purchase Price.

(g) Seller shall not be required to indemnify Buyer and the other Persons specified in Section 8.2 with respect to any Loss related to an Environmental Liability unless such Loss exceeds the total payments made to Buyer or such other Person under the insurance policy referred to in Section 7.10 hereof and Seller’s obligation to indemnify Buyer and the other Persons specified in Section 8.2 as limited by this Section 8.6(g) shall expire upon the earlier of (i) the fifth anniversary of the Closing Date or (ii) the expiration, lapse or non-renewal of the insurance policy referred to in Section 7.10 hereof.

8.7 Subrogation Rights. In the event that the Indemnifying Party shall be obligated to indemnify the Indemnified Party pursuant to this Article 8, the Indemnifying Party shall upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the Loss to which such indemnification relates; provided, however, that the Indemnifying Party shall only be subrogated to the extent of any amount paid by it pursuant to this Article 8 in connection with such Loss.

8.8 Post-Closing Maintenance of Cash, Etc. To ensure that adequate sums will be available from which post-Closing adjustments and Seller’s indemnifications may be paid to Buyer, Seller will, at all times during the 18-month period subsequent to the Closing, maintain unencumbered either (a) cash, (b) cash equivalents or (c) marketable securities or other assets that are acceptable to Buyer in its sole discretion, which in the case of either clause (a), (b) or (c) is at least equal to 5% of the aggregate Purchase Price (adjusted for claims paid), but in no event to exceed $3,500,000.

8.9 Indemnification Payments. Subject to the terms hereof and unless contested pursuant to Section 8.5, an Indemnifying Party shall pay to the Indemnified Party the full amount of any and all Losses (other than Losses resulting from an Asserted Liability) under this Article 8 within ten days of receipt of the Claims Notice thereof and the full amount of any Loss resulting from an Asserted Liability within ten days of the date such Litigation is terminated or the date a final judgment or award is rendered and no appeal is taken, and thereafter the amount of such Loss shall bear interest at a rate equal to the lesser of 2% per month or the maximum amount permitted by law.

8.10 Exclusive Remedies. If the Closing occurs, the remedies provided in this Article 8 are the sole and exclusive remedies for recoveries against another party for breaches of the representations and warranties in this Agreement and for the matters specifically listed in Sections 8.2 and 8.3; provided, however, that neither the foregoing nor anything else in this Agreement shall limit the right of a party to enforce the performance of this Agreement by any remedy available to it in equity, including specific performance.

ARTICLE 9
TERMINATION

9.1 Method of Termination. This Agreement and the transactions contemplated by it may be terminated at any time prior to the Closing Date:

(a) By the mutual consent of Seller and Buyer at any time;

(b) By Seller pursuant to Section 1.2;

(c) By Seller in the exercise of fiduciary duties by its board or the board of Alpine pursuant to Section 5.11;

(d) By Buyer if Seller or the controlling shareholders of Seller consummate a Business Combination with any Person other than Buyer;

(e) By Buyer pursuant to Section 5.19;

(f) By Buyer pursuant to Section 5.20;

(g) By Buyer pursuant to Section 9.4;

(h) By Seller, upon a breach of or failure to perform in any Material respect any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement, such that the conditions set forth in Article 7 of this Agreement cannot be satisfied on or prior to November 30, 2005; provided, however, in the case of any such breach or failure to perform by Buyer of any covenant or agreement hereunder which is not a willful breach or failure to perform, if such breach or failure to perform may be cured by Buyer and Buyer is taking reasonable steps to cure such breach or failure to perform, then Seller may not terminate this Agreement pursuant to this Section 9.1(h) until February 15, 2006;

(i) By Buyer, upon a breach of or failure to perform in any Material respect any representation, warranty, covenant or agreement on the part of Seller set forth in this Agreement, such that the conditions set forth in Article 6 of this Agreement cannot be satisfied on or prior to November 30, 2005; provided, however, in the case of any such breach or failure to perform by Seller of any covenant or agreement hereunder which is not a willful breach or failure to perform, if such breach or failure to perform may be cured by Seller and Seller is taking reasonable steps to cure such breach or failure to perform, then Buyer may not terminate this Agreement pursuant to this Section 9.1(i) until February 15, 2006; or

(j) By Seller or Buyer, if the Closing shall not have occurred on or prior to February 15, 2006.

9.2 Notice of Termination. Notice of termination of this Agreement, as provided for in this Article 9, shall be given by the party so terminating to the other parties hereto in accordance with Section 11.1 of this Agreement.

9.3 Effect of Termination. In the event of a termination of this Agreement pursuant to Section 9.1 hereof, and except for the rights and obligations arising under Section 5.11 (which shall survive any such termination), this Agreement shall become void and of no further force and effect, and each party shall pay the costs and expenses incurred by it in connection with this Agreement, and no party (or any of its agents, counsel, representatives, Affiliates or assigns) shall be liable to any other party for any Loss hereunder. It is agreed that time is of the essence in the performance and satisfaction of this Agreement and each of the conditions specified in Articles 6 and 7 of this Agreement are Material for purposes of this Agreement.

9.4 Destruction, Damage or Condemnation.

(a) If, prior to the Closing Date, any portion of the Florence Real Property is Materially damaged or destroyed by fire or other casualty (a “Casualty”), then Seller shall notify Buyer of such fact and Buyer shall have the option to terminate this Agreement upon notice to Seller given not later than ten business days after Seller gives such notice to Buyer. If this Agreement is terminated as aforesaid, then neither party shall have any further rights or obligations hereunder, other than those which expressly survive the termination of this Agreement, and all insurance proceeds shall belong to Seller. If, prior to the Closing Date, any portion of the Florence Real Property is Materially damaged or destroyed by a Casualty and Buyer does not elect to terminate this Agreement (or if Buyer does not have the right to elect to terminate this Agreement), then (i) Buyer shall accept so much of the Florence Real Property as remains after such Casualty with no abatement of the Purchase Price, and (ii) Seller shall (1) assign to Buyer at the Closing all rights of Seller to any insurance proceeds, (2) remit to Buyer at Closing any such insurance proceeds received by Seller after the date hereof and prior to the Closing (less reasonable costs of collection and/or restoration incurred by Seller prior to Closing), and (3) remit to Buyer promptly upon receipt any such insurance proceeds received by Seller after the Closing (which obligation shall survive the Closing).

(b) In the event of (i) the institution of any proceeding (judicial, administrative or otherwise) which shall relate to the proposed taking by eminent domain of a portion of the Florence Real Property, and the portion of the Florence Real Property not affected by such proceeding can reasonably be expected to be operated in a manner sufficient to conduct the Business in substantially the same manner as conducted prior to such taking (as used in this Section 9.4, the portion of the Florence Real Property affected by such a proceeding is referred to as an “immaterial portion of the Real Estate”), or (ii) the taking of an immaterial portion of the Real Estate by eminent domain occurs prior to the Closing Date, then Buyer shall nevertheless be required to purchase the Purchased Assets on the Closing Date and there shall be no abatement of the Purchase Price, and Seller shall (i) assign to Buyer at the Closing all rights of Seller to any condemnation proceeds, (ii) remit to Buyer at Closing any such condemnation proceeds received by Seller after the date hereof and prior to the Closing (less reasonable costs of collection and/or restoration incurred by Seller prior to Closing), and (iii) remit to Buyer promptly upon receipt any such condemnation proceeds received by Seller after the Closing (which obligation shall survive the Closing). Buyer shall have the right to participate fully in the condemnation proceeding so long as it pays for its own attorney’s fees and litigation expenses.

(c) In the event that prior to the Closing proceedings are instituted for the taking by eminent domain of all of the Florence Real Property, or in the event of the taking by eminent domain of all of the Florence Real Property prior to the Closing Date, then this Agreement shall terminate and neither party shall have any further rights or obligations hereunder, other than those which expressly survive the termination of this Agreement, and all condemnation proceeds shall belong to Seller.

(d) In the event that prior to the Closing (i) proceedings are instituted for the taking by eminent domain of more than an immaterial portion of the Florence Real Property, or (ii) more than an immaterial portion of the Florence Real Property is taken by eminent domain, then, in any such event, Buyer shall have the right, exercisable by notice to Seller given within ten business days after Buyer shall have received from Seller written notice of the applicable proceedings, to terminate this Agreement and neither party shall have any further rights or obligations hereunder, other than those which expressly survive the termination of this Agreement. In the event that Buyer shall fail to give timely such notice, Buyer shall be required to purchase the Purchased Assets on the Closing Date and there shall be no abatement of the Purchase Price, and Seller shall (i) assign to Buyer at the Closing all rights of Seller to any condemnation proceeds (less reasonable costs of collection and/or restoration incurred by Seller prior to Closing), (ii) remit to Buyer at Closing any such condemnation proceeds received by Seller after the date hereof and prior to the Closing, and (iii) remit to Buyer promptly upon receipt any such condemnation proceeds received by Seller after the Closing (which obligation shall survive the Closing).

ARTICLE 10
CERTAIN DEFINED TERMS

The following terms (in their singular and plural forms as appropriate) as used in this Agreement shall have the meanings set forth below unless the context requires otherwise:

“Affiliate” means, with respect to any Person, (i) any Person who directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person or (ii) any Person who beneficially owns or holds 10% or more of any class of voting securities of such Person; provided, however, that Superior Essex, Inc. shall not be deemed to be an Affiliate of Seller for any purpose under this Agreement. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Alpine” means The Alpine Group, Inc., a Delaware corporation.

“Agreement” means this Asset Purchase Agreement, including the Exhibits and Schedules delivered pursuant hereto or referred to herein.

“Assumed Liabilities” means the following Liabilities of Seller relating to the Business (other than Excluded Liabilities):

(i) Liabilities to be paid or performed for or with respect to periods from and after the Closing Date under or pursuant to (A) those certain Contracts of Seller that are listed in on Schedule AL hereto and (B) the Interim Assumed Contracts; provided, however, that Assumed Liabilities shall not include any Liabilities resulting from or arising out of any Default by Seller prior to the Closing Date under or with respect to any Contract;

(ii) Accrued PTO to the extent disclosed in Schedule 3.21 or accrued since the date of this Agreement in the ordinary course of business; and

(iii) accrued ad valorem taxes for 2005 not yet due and payable with respect to items of both Real Property and Personal Property that constitute part of the Purchased Assets;

(iv) all Liabilities arising on or after the Closing Date with respect to Permitted Title Exceptions; and

(v) all obligations that arise after the Closing Date under any License constituting a Purchased Asset.

Notwithstanding anything herein to the contrary, the term Assumed Liability shall include Liabilities to make compensatory payments to any Person party to a Distributor Contract included on Schedule AL in respect of any goods shipped from and after the Closing Date and without regard to the fact a commitment to sell such goods was entered into prior to the Closing Date, provided that payment for such goods is due and payable from the customer to Buyer.

“Assumed Liability Amount” means the amount of any Assumed Liability properly included as a liability on a balance sheet prepared in accordance with GAAP. Buyer and Seller agree that the only amount, if any, to be included in the Assumed Liability Amount will be the amounts referred to in clauses (ii), (iii) and (v) of the definition of Assumed Liabilities.

“Business” means Seller’s electrical wire manufacturing and sales business.

“Closing” means the consummation of the transactions contemplated by this Agreement and shall be deemed to be effective as between the parties as of 11:59 p.m. Central Time on the Closing Date.

“Closing Date” means the date on which the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Contract” means any written or oral contract, agreement, understanding, lease, usufruct binding, purchase order, license, commitment, arrangement, obligation, undertaking of any kind or character or other document that is binding on any Person or its assets.

“Default” means (1) a breach of or default under any Contract or License, (2) the occurrence of an event that with the passage of time or the giving of notice or both would constitute such a breach or default, or (3) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right to terminate, change the terms of, or renegotiate, any Contract or License or to accelerate, increase, or impose any Liability under any Contract or License.

“Distributor Contract” means any Contract with any sales representative, distributor or dealer of Seller that relates to the Business.

“DOJ” means the Antitrust Division of the United States Department of Justice.

“Employee Benefit Plans” means any “employee benefit plan” (as defined in Section 3(3) of ERISA) or any other pension, retirement, profit-sharing, compensation, stock option, share purchase, phantom stock, employee stock ownership, severance or other termination pay, vacation, bonus, incentive, medical, disability, vision, dental, insurance, cafeteria, flexible spending account plan, or other employee or fringe benefit plan, or any other written or unwritten trust fund, program, arrangement, agreement or understanding, whether arrived at through collective bargaining or otherwise, that the Seller or any ERISA Affiliate has at any time participated in, maintained or sponsored in whole or in part or as to which Seller or any ERISA Affiliate has any Liability, whether accrued, contingent or otherwise, for the benefit of current or former employees, directors, officers, leased employees, independent contractors or agents or their current or former spouses, dependents, or other beneficiaries.

“Environmental Claim” means any Litigation based upon, arising out of, or otherwise in connection with, responsibility or Liability for investigatory costs, cleanup costs, private or governmental response or remedial costs, natural resources damages, property damages, personal injuries, or penalties resulting from (i) any Environmental Matter, or (ii) any circumstances or state of facts forming the basis of any Liability pursuant to, or in violation of, any Environmental Law.

“Environmental Laws” means all Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq. (“CERCLA”), the Resource Conservation and Recovery Act as amended, 42 U.S.C. 6901 et seq. (“RCRA”), and other Laws relating to emissions, discharges, releases or threatened releases of any Hazardous Substance, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Substance.

“Environmental Liabilities” means any Liability relating to any Environmental Matter existing on, in, under, at, or from the Purchased Assets or with respect to the conduct of the Business, in each case, prior to the Closing Date; provided, however, that each of (i) the soil condition referred to in the Contamination Exclusion Endorsement in the Environmental Matters Insurance Policy and (ii) Retained Fines and Penalties Liabilities shall be excluded from the definition of Environmental Liabilities.

“Environmental Matter” means any matter or circumstances related in any manner whatsoever to (i) the emission, discharge, disposal, release or threatened release of any Hazardous Substance into the environment in violation of applicable Environmental Law, (ii) the treatment, storage, recycling or other handling of any Hazardous Substance in violation of applicable Environmental Law, (iii) the placement of structures or materials into waters of the United States in violation of applicable Environmental Law, or (iv) the presence of any Hazardous Substance, including, but not limited to, friable asbestos, in any building, structure or workplace or on any Real Property in violation of applicable Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that together with Seller is treated as a single employer pursuant to Code sections 414(b), (c), (m) or (o).

“Excluded Assets” means the following assets, none of which are being purchased by Buyer pursuant to this Agreement:

(i) all of Seller’s cash, cash equivalents and accounts receivable;

(ii) all leased Real Property of Seller, including leased Real Property at Fort Wayne, Indiana, Ontario, California, McDonough, Georgia, Whitley County, Indiana and elsewhere, together with all Personal Property (other than the Idled Machinery and Equipment identified on Schedule IPME) and leasehold improvements thereon;

(iii) the Real Property owned by Seller (A) at Jonesboro, Indiana, Marion, Indiana and Orleans, Indiana, together with all Personal Property (other than the Idled Machinery and Equipment) thereon and (B) described as “TRACT ONE” on Schedule 3.8 hereto, together with all Personal Property (other than any Idled Machinery and Equipment) thereon;

(iv) all intangible rights and goodwill relating exclusively to the assets retained by Seller and described in this definition;

(v) all income Tax Returns and all books, records, files and papers maintained by Seller and used in the preparation thereof, other than employee files, payroll records, customer contracts and customer records;

(vi) all of Seller’s contract and indemnification rights under that certain Purchase Agreement, dated October 31, 2002, by and among Superior TeleCom Inc., Superior Telecommunications Inc., Essex International Inc., Essex Group, Inc., Alpine, and Alpine Holdco Inc. (other than non-competition rights assigned to Buyer pursuant to the Assignment of Non-Competition Rights executed and delivered pursuant to Section 6.7);

(vii) all rights of Seller under this Agreement and the Other Agreements;

(viii) all rights to refunds, rebates or abatements of any Taxes with respect to the Purchased Assets or the Business that relate to any period ending on or prior to the Closing Date (unless included in Prepaid Assets) and all rights to payments of any insurance or condemnation proceeds with respect to the Florence Manufacturing Facility paid prior to the Closing Date, subject to Section 9.4;

(ix) all insurance policies of Seller;

(x) all Inventory of Seller other than the Purchased Inventory;

(xi) all Prepaid Assets not included in the Purchased Assets;

(xii) any right, claim or cause of action of Seller or any of its Affiliates against Third Parties relating to the assets, properties, business or operations of the Business arising out of or relating to transactions occurring prior to the Closing Date, including, without limitation, certain claims against Third Parties arising under existing copper price fixing litigation;

(xiii) copies of all books, records, files and papers maintained by Seller relating to the Business which Seller is required to retain pursuant to any applicable record retention requirement or policy or is reasonably deemed necessary or appropriate by Seller to retain in accordance with prudent business practices;

(xiv) the assets of any Employee Benefit Plan maintained by Seller for the benefit of the employees of the Business or to which Seller has made any contribution;

(xv) the assets and properties used in the Business which are disposed of subsequent to the date of this Agreement, provided such disposition is made in accordance with the terms hereof;

(xvi) all rights of Seller arising on or prior to the Closing Date against suppliers of the Inventory not included in the Purchased Assets, including, without limitation, Seller’s rights to receive refunds or rebates in connection with its purchase of such Inventory;

(xvii) all books, records, files and papers maintained by Seller pertaining exclusively to the Excluded Liabilities;

(xviii) all rights of Seller arising under any management and/or administrative services agreements between Seller and any of its Affiliates;

(xix) all rights of Seller under the employment agreements referred to in clause (iv) of the definition of Excluded Liabilities as well as all other employment agreements to which Seller or any other parent company of Seller is a party; and

(xx) all rights of Seller under any Contract disclosed on Schedules 3.18(a)(i) - (vi) which is not included on Schedule AL.

“Excluded Liabilities” means any Liability of Seller which is not specifically an Assumed Liability. Without limiting the generality of the foregoing, “Excluded Liabilities” means:

(i) any Liability for any trade or other account payable of Seller;

(ii) any Liability that accrued or arose out of or in connection with the Business for any period prior to the Closing Date;

(iii) any Liability for any Taxes of Seller or any Affiliate;

(iv) any Liability of Seller under or pursuant to any Contract of Seller not expressly and specifically assumed by Buyer (including, without limitation, (A) that certain Amended and Restated Employment Agreement, dated as of December 11, 2002, between Essex Electric Inc. and Harold M. Karp and (B) that certain Employment Agreement, dated May 13, 2003, between Essex Electric Inc. and David A. Owen);

(v) any Liability of Seller or any Affiliate under any indebtedness;

(vi) any Liability of Seller for any compensation owed to any of the Florence Employees for any period prior to the Closing, other than any amount payable (A) by Buyer to Seller pursuant to Section 5.8, (B) solely as a result of the termination of any Florence Employee on the Closing Date or by Buyer after the Closing Date or (C) solely in respect of Accrued PTO included in the Assumed Liabilities;

(vii) any Liability pursuant to any Employee Benefit Plan, including Liability under ERISA, the Code or otherwise with respect to continuation of coverage under any group health plan maintained by Seller with respect to any Person employed or previously employed by Seller or his dependents or beneficiaries other than in respect of Accrued PTO included in the Assumed Liabilities;

(viii) any Liability of Seller to pay any sum due to any current or former director, officer, employee, leased employee, independent contractor, agent or Affiliate of Seller, including bonuses or other compensation on account of the transactions contemplated by this Agreement, except as otherwise provided in this Agreement;

(ix) any claim by any broker, finder or other Person employed or allegedly employed by Seller or any Affiliate in connection with the transactions contemplated by this Agreement;

(x) any Liability to any Third Party pursuant to, or for breach or violation of, any bulk sales, fraudulent conveyance or other similar Law of any jurisdiction that may be asserted against Seller, the Purchased Assets or Buyer as a consequence of the transactions contemplated by this Agreement;

(xi) any Liability to any Person for or with respect to any Litigation relating to the Business or the Purchased Assets now existing or hereafter arising with respect to or in connection with any matter or thing that occurred, accrued or arose prior to the Closing Date (even if claimed, brought or filed after the Closing Date);

(xii) any Liability of Seller relating to any Excluded Asset;

(xiii) any Environmental Liability;

(xiv) any Retained Fines and Penalties Liabilities;

(xv) any Liability to any Third Party not covered by the Environmental Matters Insurance Policy and resulting solely from Seller’s inability to provide confirmatory sampling results which would result in the Contamination Exclusion Endorsement in the Environmental Matters Insurance Policy becoming inapplicable in accordance with its terms;

(xvi) any Liability with respect to any product manufactured or sold by Seller or any of its Affiliates; and

(xvii) any Liability for worker’s compensation, medical and hospitalization claims, or other employment related claims based upon events occurring prior to the Closing Date, except as otherwise provided in this Agreement.

“Florence Employees” means all of Seller’s employees who are employed, as of the Closing, by Seller in Florence, Alabama in connection with the conduct of the Business (including any employee on short or long-term disability, military leave or other approved leave of absence).

“Florence Manufacturing Facility” means the Florence Real Property and all right, title and interest of Seller in and to all Personal Property contained thereon.

“Florence Real Property” means Seller’s fee simple interest in the land located in Florence, Alabama described as TRACT TWO in Schedule 3.8 hereto and all of Seller’s right, title and interest in any other Real Property located on or appurtenant to such land.

“FTC” means the United States Federal Trade Commission.

“GAAP” means United States generally accepted accounting principles consistently applied.

“General Claim” means any claim based upon, arising out of, or otherwise in respect of any inaccuracy in any representation or warranty made by Seller or Buyer pursuant to this Agreement, provided that a “General Claim” shall not include any Ownership Claim.

“Governmental Authority” means any federal, state, county, local, foreign or other governmental or public agency, instrumentality, commission, authority, board or body.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C.A. ss. 18(a), as amended, and all Laws promulgated thereunder.

“Hazardous Substance” means (i) any hazardous substance, hazardous material, hazardous waste, regulated substance or toxic substance (as those terms are defined by any applicable Environmental Laws) and (ii) any chemicals, pollutants, contaminants, petroleum, petroleum products, lead-based paint, or oil regulated under Environmental Law.

“Idled Production Machinery and Equipment” means any idled production machinery and equipment and distribution and storage equipment owned by Seller used or previously used that is not located in Florence, Alabama but which is related to the Business and identified by location on Schedule IPME.

“Intellectual Property” means (i) patents and pending patent applications together with any and all continuations, divisions, reissues, extensions and renewals thereof, (ii) trade secrets, know-how, inventions, formulae and processes, whether trade secrets or not, (iii) trade names, trademarks, service marks, logos, assumed names, brand names, domain names and all registrations and applications therefor together with the goodwill of the business symbolized thereby, (iv) copyrights and any registrations and applications therefor, (v) technology rights and licenses, (vi) customer and supplier lists and files, mailing lists, sales literature, marketing data and promotional materials and (vii) computer software and all other intellectual property, in each case owned by, registered in the name of, or used in the business of a Person or in which a Person or its business has any interest.

“Interim Assumed Contracts” means the following Contracts that are entered into by Seller after the date of this Agreement in the ordinary course of business consistent with past practice and not in violation of Section 5.1:

(i) any Contract of the type described on Schedule 3.18(a)(i) that (A) does not require the acquisition of goods or services in excess of a six-week supply and (B) is terminable without penalty on no more than 60 days notice;

(ii) any Contract of the type described on Schedule 3.18(a)(ii) (including purchase orders (whether or not in excess of $50,000)) that (A) does not require the delivery of products or the performance of services more than 60 days after the Closing Date and (B) is subject to a hedging Contract that is unconditionally assignable to, and assumable by, Buyer if the Contract requires the delivery of products or the performance of services after the Closing Date in excess of $100,000;

(iii) any Contract of the type described on Schedule 3.18(a)(v) with respect to Personal Property required to replace comparable Personal Property included in Schedule 3.18(a)(v) that does not require payments after the Closing Date of more than $2,000 per month;

(iv) any Contract of the type described on Schedule 3.18(a)(vi) (specifically excluding any Contract of the type described on Schedules 3.18(a)(i), 3.18(a)(ii), 3.18(a)(iii) or 3.18(a)(iv) or 3.18(v)) that (A) is terminable without penalty on no more than 60 days notice and (B) does not require payments after the Closing Date of more than $5,000 per month.

“Inventory” means all inventories of raw materials, supplies, purchased parts to be incorporated in finished products, work-in-process, finished products, packaging materials and other inventories.

“Knowledge,” with respect to any Person, means such information actually known by such Person or which such Person upon the making of “reasonable inquiry” would have discovered; provided, however, with respect to Seller, “knowledge” shall refer to such information actually known or which upon reasonable inquiry (which, for purposes hereof, shall mean that Seller shall have caused the following persons to review this Agreement or, if applicable, only the provisions thereof reasonably related to such persons’ job function) would have been discovered by Steven S. Elbaum, K. Mitchell Posner, Stewart Wahrsager, Dana Sidur, David Owen, Harold Karp, Jim Berry (i.e., Director of Manufacturing), Pete Johnson (i.e., Engineer/QA Manager) and Bill Meadows (i.e., Operations Manager).

“Law” means any code, law, order, ordinance, regulation, rule or statute of any Governmental Authority.

“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, expense (including, without limitation, costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills and checks presented to banks for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute, contingent, liquidated, unliquidated, matured, unmatured or otherwise. Without limiting the generality of the foregoing, “Liability” shall mean any claim made by a Person to whom Seller, prior to Closing, sold or delivered goods or rendered services whether or not such Person would have the legal right validly to assert such claim against Buyer.

“License” means any license, franchise, notice, permit, easement, right, certificate, authorization, approval or filing that is binding on any Person or its assets.

“Lien” means any mortgage, lien, security interest, pledge, hypothecation, encumbrance, lis pendens, encroachment, conditional sale agreement, title retention or other security arrangement of any nature whatsoever of, on, or with respect to any property or property interest.

“Litigation” means any lawsuit, action, claim, arbitration or other legal proceeding or Order and written notices threatening or advising as to any of the foregoing.

“Loss” means any loss, Liability, obligation, claim, demand, lawsuit, action, assessment, damage including punitive, exemplary or consequential damages (including lost income and profits and interruptions of business), liabilities, costs, expenses (including without limitation, (i) interest, penalties, fines, and reasonable attorneys’ fees and expenses, (ii) reasonable attorneys’ fees and expenses incurred to enforce rights to indemnification hereunder and (iii) consultant’s fees and other costs of defense or investigation), and interest on any amount payable to a Third Party as a result of the foregoing, in each case whether accrued, absolute, contingent, known, unknown, or otherwise as of the Closing Date or thereafter; provided, however, in no event shall the term “Loss” include any insurance premium paid by any of the parties hereto to any insurance carrier, or any deductible or self insured retention amount incurred or attributable to any insurance policy held by any party hereto.

“Material” or “Materially” shall be determined in light of the facts and circumstances of the matter in question as it relates to the Person involved in or making assertions with respect to such matter considered as a whole; provided, however, that any specific monetary amount cited in this Agreement shall be deemed to determine materiality in that instance.

“Material Adverse Change” or “Material Adverse Effect” means, with respect to any Person, any Material adverse change in or effect upon (i) the business, operations, assets, Liabilities, condition (financial or otherwise) or results of operations of such Person, (ii) the ability of such Person to consummate the transactions contemplated by this Agreement or any of the Other Agreements to which it is or will be a party, or (iii) the ability of such Person to perform its obligations under this Agreement or any of the Other Agreements to which it is or will be a party. Notwithstanding the foregoing, a Material Adverse Change or Material Adverse Effect shall not include any adverse effect attributable to (x) a decline in general economic or business conditions, (y) a decline or change in general industry conditions or (z) the announcement or consummation of the transactions contemplated by this Agreement.

“Order” means any decree, injunction, judgment, order, ruling, writ, quasijudicial decision or award or administrative decision or award of any federal, state, local, foreign or other court, arbitrator, mediator, tribunal, administrative agency or Governmental Authority to which any Person is a party or that is or may be binding on any Person or its securities, assets or business.

“Ordinary Contracts Requiring Consent” means any Contract that is included in the Assumed Liabilities other than (i) any Contract listed on Schedule 6.19 and (ii) any purchase order that was received and accepted in the ordinary course of business.

“Other Agreements” means the agreements, documents, assignments and instruments to be executed and delivered by Seller or Buyer pursuant to this Agreement.

“Ownership Claim” means any claim arising out of or in respect of any inaccuracy in any representation or warranty made by Seller in Section 3.5.

“Permitted Liens” means (i) Permitted Title Exceptions, (ii) Liens, if any, relating to Buyer’s financing to which the Purchased Assets are contemplated to be subject at Closing, (iii) Liens for current real property Taxes not yet due and payable, (iv) such encumbrances, if any, that, in the aggregate do not materially and adversely detract from the value or materially and adversely interfere with the present use of the Florence Real Property, and (v) any other Liens specifically approved in writing by Buyer.

“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association or any person acting in a representative capacity.

“Personal Property” means all of the personal property or interests therein owned, leased, used or controlled by a Person including, without limitation, machinery, dies, tools, spare parts, equipment (including office equipment and supplies), furniture, furnishings, fixtures, motor vehicles, forklifts and other rolling stock, leasehold improvements and all other tangible personal property other than Inventory (which is specifically excluded from this definition of Personal Property).

“Prepaid Assets” means all deposits, prepaid sums, fees and expenses (including, without limitation, rental fees, utility charges and service charges), retainages, escrows, monies and assets held by Third Parties, and deferred charges, as the same exist as of the Closing Date.

“Prepaid Assets Amount” means the value of the portion of the Prepaid Assets useable by Buyer for periods after the Closing.

“Prime Rate” means the prime rate as published in the “Money Rates” table of The Wall Street Journal on the Closing Date or the first publication date following the Closing Date.

“Purchased Assets” means all of the following assets, properties and rights of Seller (other than the Excluded Assets) in existence on the date hereof and any additions thereto on or before the Closing Date, whether or not carried on the books and records of Seller, and whether or not owned in the name of Seller or any Affiliate of Seller and wherever located:

(xxi) all Purchased Inventory;

(xxii) the Florence Manufacturing Facility;

(xxiii) all Idled Production Machinery and Equipment;

(xxiv) all Intellectual Property of the Business (including, without limitation, DIAMOND(R), HANDIWIRE(R), DIAMOND GEM(R) and all other Intellectual Property set forth on Schedule 3.11);

(xxv) all intangibles and goodwill of the Business;

(xxvi) all Prepaid Assets relating to the Business (but only to the extent of the Prepaid Assets Amount);

(xxvii) all rights under Contracts relating to the Business;

(xxviii) to the extent transferable, all Licenses, industry certifications and listings (including ETL, UL and CSA certifications and listings) relating to the Business;

(xxix) all Personal Property relating to the Business;

(xxx) all original documents, books and records pertaining to the Business (except minute books and stock records) and to the Purchased Assets and the Assumed Liabilities that are legally significant or useful to the Business (including those relating to the Florence Employees) and copies of all other documents, books and records pertaining to the Business, the Purchased Assets and the Assumed Liabilities, other than (i) the financial statements of Seller, (ii) income Tax Returns and related books and records of Seller and (iii) all documents, books and records relating to the Excluded Assets and the Excluded Liabilities;

(xxxi) to the extent transferable, the Exemption; and

(xxxii) all other assets of the Business (other than the Excluded Assets).

“Purchased Inventory” means all Inventories of the Business, except (i) scrap Inventory at Seller’s Jonesboro, Indiana scrap reclamation plant; (ii) raw materials at Seller’s Marion, Indiana Compound Fabrication Plant; and (iii) finished goods which are (A) not first quality (with “first quality” defined as those that are in accordance with Seller’s existing specifications) or (B) in a quantity in excess of Seller’s actual sales quantity for each unique stock keeping unit for the (x) 12-month period prior to Closing, in the case of Inventories manufactured by Seller and (y) the 24-month period prior to Closing, in the case of Inventories not manufactured by Seller.

“Purchased Inventory Amount” means the value of the Purchased Inventory at Closing, calculated at the lower of cost or market value, with the copper content of Purchased Inventory valued using the average of the daily closing prices of copper cathode on the COMEX for the 30- day period immediately preceding the Closing Date in accordance with the Agreed Upon Procedures and with the amount paid by Buyer for Purchased Inventory not manufactured by Seller not exceeding $2,137,000 (as adjusted to reflect increases or decreases in the copper component thereof).

“Qualified as to Materiality Representations” means the portions of the representations and warranties made in Section 3.6, 3.7, 3.8, 3.11, 3.14, 3.15, 3.19 and 3.23 which are qualified or modified by the word or words “Material,” “Materially,” “Material Adverse Change,” “Material Adverse Effect” or any derivation thereof.

“Real Property” means any interest in real estate or real property whatsoever including (i) leases, licenses, usufructs and other possessory rights, (ii) easements, appurtenances, privileges and other benefits belonging or appertaining thereto which run with said real property, (iii) any award made with respect to such real estate, (iv) all land beds in streets, strips and rights-of-way abutting or adjoining said real property, if any, and (v) all buildings, structures, fixtures and other improvements located thereon.

“Retained Fines and Penalties Liabilities” means all fines and penalties imposed prior to the Closing Date, or which are imposed after the Closing Date, that relate to a violation of, or non-compliance with, any Environmental Laws, but only to the extent such violation or non-compliance occurred prior to the Closing Date.

“Severance Obligations” means the amount of the severance pay that is actually paid or payable in accordance with Seller’s written severance policy disclosed in Schedule 3.17(d) in effect on the date of this Agreement to, or on behalf of, any Florence Employee whose employment is terminated by Seller as of the Closing Date because of the transactions contemplated by this Agreement; provided, however, that “Severance Obligations” shall not include (A) any severance pay or other amount owed pursuant to any Liability that is an Excluded Liability, (B) WARN Obligations (but such exclusion shall not change Buyer’s obligations under Section 5.9 hereof) or (C) any amount paid or payable by Seller with respect to which the Florence Employee has executed a waiver provided by Buyer pursuant to Section 5.8(a) unless it is determined that such waiver is unenforceable, in which case, this clause (C) shall be deemed inapplicable for all purposes hereof.

“Tax” or “Taxes” means any federal, state, county, local, foreign and other taxes, assessments, charges, fees, and impositions, including interest and penalties thereon or with respect thereto, whether disputed or not.

“Tax Returns” means all returns, reports, filings, declarations and statements relating to Taxes that are required to be filed, recorded, or deposited with any Governmental Authority, including any attachment thereto or amendment thereof.

“Third Party” or “Third Parties” means any Person that is not Buyer or Seller, or an Affiliate of Buyer or Seller.

“Utility Letter of Credit” means the Standby Letter of Credit issued by Wells Fargo Bank, N.A. in the amount of $158,000 in favor of Florence Utilities to secure Seller’s payment of utilities costs of the Florence Manufacturing Facility.

“WARN Act” means the Worker Adjustment and Retraining Notification Act, 29 U.S.C. ss. 2101 et. seq., as amended, and all Laws promulgated thereunder.

ARTICLE 11
MISCELLANEOUS

11.1 Notices.

(a) All notices, requests, demands and other communications hereunder shall be (i) delivered by hand, (ii) sent by overnight courier service or (iii) sent by facsimile and, in each case, addressed as follows:

If to Seller:	Essex Electric Inc. c/o Alpine Holdco Inc. One Meadowlands Plaza, Suite 801 East Rutherford, New Jersey 07073 Attention: Mr. K. Mitchell Posner Fax: (201) 549-4428
with copies to:	Proskauer Rose LLP 1585 Broadway New York, New York 10036-8299 Attention: Jack P. Jackson, Esq. Fax: (212) 969-2900
If to Buyer:	Southwire Company One Southwire Drive Carrollton, Georgia 30119 Attention: General Counsel Fax: (770) 832-5374
with copies to:	Sutherland Asbill & Brennan LLP 999 Peachtree Street, N.E. Atlanta, Georgia 30309-3996 Attention: Charles D. Ganz, Esq. Fax: (404) 853-8806

(b) All notices, requests, instructions or documents given to any party in accordance with this Section 11.1 shall be deemed to have been given (i) on the date of receipt, if delivered by hand or if sent by facsimile or (ii) on the next business day, if sent by overnight courier.

(c) Any party hereto may change its address specified for notices herein by designating a new address by notice given in accordance with this Section 11.1.

11.2 Entire Agreement. This Agreement, the Schedules, the Exhibits and the Other Agreements constitute the entire agreement between the parties relating to the subject matter hereof and thereof and supersede all prior oral and written, and all contemporaneous oral negotiations, discussions, writings and agreements relating to the subject matter of this Agreement. Notwithstanding anything herein to the contrary, the Non-Disclosure Agreement shall remain in full force and effect in accordance with its terms, but shall expire, if at all, concurrently with the consummation of the Closing.

11.3 Modifications, Amendments and Waivers.

(a) At any time prior to or subsequent to the Closing, the parties hereto may, by mutual written agreement and in no other manner, (a) extend the time for the performance of any of the obligations or other acts of the parties hereto other than the conditions contained in Articles 6 and 7, the time for completion of which may be extended unilaterally or which may be waived unilaterally by Buyer and Seller, respectively, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant hereto, (c) waive compliance with any of the covenants or agreements contained in this Agreement or (d) make any other modifications of this Agreement approved by each of the parties hereto.

(b) The failure or delay of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect its right to enforce that provision. No single or partial waiver by any party of any condition of this Agreement, or the breach of any term, agreement or covenant or the inaccuracy of any representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be construed or deemed to be a further or continuing waiver of any such condition, breach or inaccuracy or a waiver of any other condition, breach or inaccuracy.

11.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective successors and assigns, but no assignment shall relieve any party of the obligations hereunder. This Agreement cannot be assigned by any party without the prior written consent of the other parties hereto, except that Buyer may assign this Agreement and its rights hereunder to any of its lenders as collateral security, such assignment of rights to be subject to any and all restrictions and limitations herein.

11.5 Table of Contents; Captions; References. The table of contents and the captions and other headings contained in this Agreement as to the contents of particular articles, sections, paragraphs or other subdivisions contained herein are inserted for convenience of reference only and are in no way to be construed as part of this Agreement or as limitations on the scope of the particular articles, sections, paragraphs or other subdivisions to which they refer and shall not affect the interpretation or meaning of this Agreement. All references in this Agreement to “Section” or “Article” shall be deemed to be references to a Section or Article of this Agreement.

11.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive Laws of the State of Delaware, without regard to choice of Law rules.

11.7 Consent to Jurisdiction. Any claim or proceeding brought with respect to this Agreement must be brought in any court of competent jurisdiction in the State of Delaware and, by execution and delivery of this Agreement, each party (a) accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

11.8 Pronouns. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

11.9 Severability. Should any one or more of the provisions of this Agreement be determined to be invalid, illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

11.10 Remedies Not Exclusive. Except as otherwise provided in Sections 1.4 and 8.10, no remedy conferred by any of the specific provisions of this Agreement is intended to be, nor shall be, exclusive of any other remedy available at law, in equity or otherwise.

11.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute one and the same instrument.

11.12 Interpretations. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Buyer or Seller, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereto.

11.13 No Intention to Benefit Third Parties. Except as set forth in Article 8, this Agreement is not intended to, and shall not, (i) benefit any Person other than the parties who are signatories hereto or (ii) create any third party beneficiary right in any Person.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.

SELLER:
ESSEX ELECTRIC INC.

By:	/s/ K. Mitchell Posner
Name:	K. Mitchell Posner
Title:	Executive Vice President

BUYER:
SOUTHWIRE COMPANY

By:	/s/ John R. Carlson
Name:	John R. Carlson
Title:	Vice President and President, Electrical Division

ANNEX II

Guaranty, Dated September 30, 2005, of The Alpine Group, Inc.

GUARANTY
BY
THE ALPINE GROUP, INC.

(All capitalized terms appearing in the Guaranty below that are not otherwise defined in such Guaranty shall have the meanings assigned to them in the Asset Purchase Agreement between Southwire Company and Essex Electric Inc. to which this Guaranty is attached (the “Agreement”)).

For good and valuable consideration (including the execution and delivery by Southwire Company of the Agreement concurrently herewith), the receipt, adequacy and sufficiency of which are hereby acknowledged by The Alpine Group, Inc., a Delaware corporation (“Alpine”), Alpine agrees with and in favor of Buyer as follows:

(a) Alpine has the power and authority to execute, deliver and perform this Guaranty. The execution, delivery and the performance of this Guaranty have been duly authorized by all requisite corporate action necessary on the part of Alpine, and this Guaranty constitutes a valid and binding obligation of Alpine, enforceable against Alpine in accordance with its terms. The performance by Alpine of its obligations hereunder will not violate, or constitute a breach of or a default under, Alpine’s Certificate of Incorporation or Bylaws or any Contract to which Alpine is a party or any Law or Order binding upon Alpine.

(b) Alpine hereby absolutely, unconditionally and irrevocably guarantees the full payment and performance as and when due of all of the Seller’s obligations under or pursuant to Section 5.11 (Other Offers and Exclusive Dealing) and Section 8.8 (Post-Closing Maintenance of Cash, Etc.) of the Agreement (all such obligations are hereinafter referred to as the “Obligations”). This Guaranty may be enforced by Buyer directly against Alpine without any requirement that Buyer first bring suit against Seller or any other Person or resort to or exhaust any other guaranty or collateral now or hereafter pledged to Buyer. Alpine acknowledges and agrees that no change in the nature or terms of the Agreement or the Obligations, whether by operation of Law or otherwise, shall operate to discharge all or any part of the liabilities and obligations of Alpine pursuant to this Guaranty, unless otherwise agreed by Buyer. This Guaranty constitutes a guarantee of payment and not of collection or performance and no forbearance or indulgence granted by Buyer to Seller and no waiver of any right to proceed promptly against Seller (whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, Alpine) shall operate to release Alpine from any of its liabilities or obligations hereunder. Without limiting the generality of the foregoing, Alpine agrees that no extension of time or indulgence granted by Buyer to Seller will in any manner affect, impair, limit, modify, or release any of the liabilities or obligations of Alpine under this Guaranty.

(c) Alpine expressly waives: (i) notice of acceptance of this Guaranty, (ii) notice of any modification of the Agreement or the Obligations, and (iii) presentment, protest, notice of dishonor, demand for payment, notice of extension of time of payment, notice of non-payment when due of such Obligations and notice of indulgences granted to Seller by Buyer.

(d) Alpine agrees that its liability under this Guaranty is continuing and shall only be discharged by the full performance of all of the Obligations; provided, however, this Guaranty shall terminate concurrently with the expiration of the requirement to perform the acts underlying the Obligations in accordance with their respective terms. At Alpine’s request, Buyer shall deliver to Alpine a confirmatory letter acknowledging that any such termination has occurred.

(e) This Guaranty shall be binding upon Alpine and its successors and assigns and shall inure to the benefit of, and be enforceable by, Buyer and its successors and assigns. This Guaranty shall be governed by, and construed in accordance with, the substantive laws of the State of Delaware, without regard to such state’s laws related to choice or conflicts of laws.

THE ALPINE GROUP, INC.

By:	/s/ K. Mitchell Posner
K. Mitchell Posner
Executive Vice President

ANNEX III

Form of Non-Competition Agreement, Among The Alpine Group, Inc.,
Essex Electric Inc. and Southwire Company

NON-COMPETITION AGREEMENT

THIS NON-COMPETITION AGREEMENT (this “Agreement”), is made this __ day of _____________, 2005, by and among Essex Electric Inc., a Delaware corporation (“Seller”), The Alpine Group, Inc., a Delaware corporation (“Alpine”), Alpine Holdco Inc., a Delaware corporation (“Holdco”), and Steven S. Elbaum (“Elbaum”) (Essex, Alpine, Holdco and Elbaum shall be referred to individually as an “Obligated Party” and collectively as the “Obligated Parties”) and Southwire Company, a Delaware corporation (“Buyer”).

WITNESSETH:

Buyer and Seller have entered into an Asset Purchase Agreement, dated as of September __, 2005 (the “Asset Purchase Agreement”), pursuant to which Seller has, concurrently herewith, sold to Buyer certain assets of Seller (collectively, the “Purchased Assets”) on the terms and subject to conditions set forth in the Asset Purchase Agreement. Each Obligated Party has intimate knowledge of certain confidential information and business practices of Seller, which, if exploited by an Obligated Party in contravention of this Agreement, could seriously, adversely and irreparably harm Buyer. It is a condition to the respective obligations of Buyer and Seller under the Asset Purchase Agreement that the parties hereto enter into a non-competition agreement in the form of this Agreement. Each Obligated Party acknowledges that Buyer is concurrently herewith paying substantial consideration for the Purchased Assets and that payment of such consideration will inure to its best interests and is, therefore, willing to execute this Agreement and abide by and be bound by the covenants and agreements contained herein.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) “Confidential Information” means information (in any form or media) concerning Seller’s customers, prospective customers (including lists of customers and prospective customers), methods of operation, manufacturing processes, know-how, designs, custom software, business plans, contracts, billing rates or procedures, suppliers, business methods, management, employees, employee compensation, or any other business information relating to Seller (whether constituting a trade secret or proprietary or otherwise) that has material value to Seller and is treated by Seller as being confidential; provided, however, that Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of disclosure by any Obligated Party, (ii) is required to be disclosed by Law or by a court or Governmental Authority of competent jurisdiction, or (iii) was or becomes available to an Obligated Party on a non-confidential basis and from a source (other than a party to this Agreement or any of its Affiliates) that is not known to the Obligated Party to be bound by a confidentiality agreement.

(b) “Restricted Business” means the manufacture and sale of electrical wire of the type manufactured and sold by Seller on the Closing Date.

(c) “Restricted Customer” means (i) any Person to whom goods or services were sold or provided by Seller during the 18-month period prior to the date hereof and (ii) any Person whom Seller solicited for the purpose of selling or providing goods or services with respect to the Business to such Person during the 18-month period prior to the date hereof.

(d) “Restricted Territory” means that geographical area consisting of the United States, Canada and Mexico.

All capitalized terms used herein which are not defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.

2. Covenants of Each Obligated Party.

(a) Subject to Section 2(b) hereof, each Obligated Party, severally and not jointly, covenants and agrees that he or it, as the case may be, will not, directly or indirectly (whether through an Affiliate, a designated Person or otherwise), during the period commencing on the date hereof and ending seven years hereafter:

1

(i) engage in the Restricted Business in the Restricted Territory, or own, manage, operate, join, control, assist or participate in directly or indirectly (including as a stockholder, partner, proprietor, consultant, independent contractor or lender), any Person that is, directly or indirectly, engaged in the Restricted Business in the Restricted Territory;

(ii) solicit or call upon any Restricted Customer with a view to selling or providing to such Restricted Customer any product or service included in the Restricted Business;

(iii) disclose to any Person that is engaged in the Restricted Business, or use or otherwise exploit for its own benefit or for the benefit of any such Person, any Confidential Information; or

(iv) except for general solicitations not directed at Buyer or its employees, solicit or seek to induce any employee of Buyer to terminate his or her employment with Buyer and accept employment with an Obligated Party, with an Affiliate of an Obligated Party, or with any other Person engaged in the Restricted Business in the Restricted Territory.

(b) Notwithstanding anything else contained in this Agreement, (I) nothing in Section 2(a)(i) or 2(a)(ii) shall prohibit any Obligated Person from (i) owning less than 5% of the shares of capital stock of a publicly-held company engaged in the Restricted Business in the Restricted Territory, (ii) owning a Person which is not Principally Engaged (as such term is hereinafter defined) in the Restricted Business in the Restricted Territory (a “Diversified Target”), (iii) collecting accounts receivable of the Business that arose from pre-Closing operations, or (iv) protecting, preserving, disposing of or otherwise exploiting the Excluded Assets and (II) if an Obligated Person acquires a Diversified Target, such Obligated Person shall (i) initiate the sale, transfer or divestiture of the portion of the Diversified Target which is engaged in the Restricted Business in the Restricted Territory no later than 90 days after the consummation of the acquisition of the Diversified Target and (ii) sell, transfer or otherwise divest itself of the portion of the Diversified Target which is engaged in the Restricted Business in the Restricted Territory not later than 18 months after the consummation of the acquisition of the Diversified Target. As used herein, the term “Principally Engaged” shall mean any Person (i) that derives at least 75% of its total income from the Restricted Business in the Restricted Territory or (ii) whose total assets employed in the Restricted Business in the Restricted Territory are 25% or more of such Person’s total consolidated assets.

(c) Each Obligated Party, severally and not jointly, hereby acknowledges and agrees that the prohibitions against disclosure of Confidential Information provided herein are in addition to, and not in lieu of, any rights or remedies that Buyer may have available to it pursuant to the laws of any jurisdiction or at common law to prevent the disclosure of trade secrets or proprietary information, and the enforcement by Buyer of its rights and remedies pursuant to this Agreement shall not be construed as a waiver of any other rights or available remedies which it may possess at law or in equity absent this Agreement.

3. Availability of Injunctive Relief. Each Obligated Party, severally and not jointly, acknowledges that its breach of any covenant contained in this Agreement will result in irreparable injury to Buyer and that Buyer’s remedy at law for such a breach will be inadequate and will be extremely difficult to calculate or determine. Accordingly, each Obligated Party, severally and not jointly, agrees and consents that upon any such breach Buyer shall, in addition to all other remedies available to Buyer at law or in equity, be entitled to seek appropriate equitable relief, including preliminary and permanent injunctions (without the posting of any bond), to enjoin or restrain any such breach.

4. Severability. Should any provision of this Agreement be determined to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be deemed to be severed herefrom and the validity, legality and enforceability of the remaining provisions hereof shall not, in any way, be affected or impaired thereby.

5. Integrated Agreement and Consideration. This Agreement constitutes the entire agreement among the parties hereto with regard to the subject matter hereof, and there are no agreements, understandings, restrictions, warranties or representations relating to said subject matter among the parties other than those set forth herein. Each Obligated Party, severally and not jointly, hereby acknowledges that the acquisition by Buyer from Seller of the Purchased Assets pursuant to the Asset Purchase Agreement constitutes good and valuable consideration received by each Obligated Party for the covenants and agreements of each Obligated Party contained in this Agreement, and such covenants and agreements are ancillary to the sale of the Purchased Assets.

2

6. Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights or remedies of any nature whatsoever under or by reason of this Agreement.

7. Notices.

(a) All notices, requests, demands and other communications hereunder shall be either (i) delivered in person, (ii) sent by overnight courier service, or (iii) sent by facsimile and, in each case, addressed as follows:

If to any Obligated Party:	The Alpine Group, Inc. One Meadowlands Plaza Suite 801 East Rutherford, New Jersey 07073 Attention: Stewart Wahrsager, Esq. Fax: (201) 549-4428

with copies to:	Jack P. Jackson, Esq. Proskauer Rose LLP 1585 Broadway New York, New York 10036-8299 Fax: (212) 969-2900

If to Buyer:	Southwire Company One Southwire Drive Carrollton, Georgia 30119 Fax: (770) 832-5374 Attention: General Counsel

with copies to:	Charles D. Ganz, Esq. Sutherland Asbill & Brennan LLP 999 Peachtree Street, N.E. Atlanta, Georgia 30309-3996 Fax: (404) 853-8806

(b) All notices, requests, instructions or documents given to any party in accordance with this Section 7 shall be deemed to have been given on the date of receipt, if delivered by hand or if sent by facsimile, or on the next day, if sent by overnight courier.

(c) Any party hereto may change its address specified for notices herein by designating a new address by notice given in accordance with this Section 7.

8. Miscellaneous. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, without regard to such State’s choice of law rules, and shall be binding upon and inure to the benefit of each party’s successors and assigns. This Agreement may be executed in two or more counterparts, each of which will constitute an original and all of which together shall constitute one and the same agreement. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

3

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the date first above written.

Steven S. Elbaum

ESSEX ELECTRIC INC.

By:
Steven S. Elbaum,
Chief Executive Officer

THE ALPINE GROUP, INC.

By:
Steven S. Elbaum,
Chief Executive Officer

ALPINE HOLDCO INC.

By:
Steven S. Elbaum,
Chief Executive Officer

SOUTHWIRE COMPANY

By:
Name:
Title:

4

ANNEX IV

The Alpine Group, Inc.’s Annual Report of The Alpine Group, Inc. on Form 10-K
for the Year Ended December 31, 2004

1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 10-K

______________

(Mark One)

☒    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2004

OR

☐    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to__________

Commission File Number 000-02249

______________

THE ALPINE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	22-1620387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 201-549-4400

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $.10 per share

[Title of class]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2) Yes  ☐    No  ☒

At June 30, 2004, the registrant had 13,030,685 shares of common stock, par value $.10 per share outstanding. The aggregate market value of the outstanding shares of common stock held by non-affiliates of the registrant on such date was approximately $ 30.8 million based on the closing price of $3.40 per share of such common stock as of June 30, 2004.

At March 22, 2005, the registrant had 15,775,615 shares of common stock, par value $.10 per share outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

None.

1

PART I

Item 1. Business

The Alpine Group, Inc. (together with its subsidiaries, unless the context otherwise requires, “Alpine” or the “Company”) is a holding company which over the past several years has owned controlling equity interests in industrial businesses which have been operated as subsidiaries. Alpine currently owns approximately 84% of Essex Electric Inc. (“Essex Electric”), which is engaged in the manufacture and sale of electrical wire and 47% of Superior Cables Ltd., the largest Israeli based producer of wire and cable products.

Over the past several years Alpine has also owned substantial equity interests in PolyVision Corporation (“PolyVision”), Premier Refractories International Inc. (“Premier”), Superior TeleCom Inc. (“Superior”) and DNE Systems, Inc. (“DNE Systems”). In August 1999 Alpine sold its common equity interest in Premier and in November 2001 Alpine sold its equity interest in PolyVision. The equity interest of all of Superior’s stockholders, including Alpine, was cancelled as a result of the consummation of Superior’s Plan of Reorganization in November 2003. In July 2004, Alpine sold DNE Systems.

On December 11, 2002, Alpine’s wholly-owned subsidiary, Alpine Holdco Inc. (“Alpine Holdco”) acquired from Superior: (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric (then a wholly-owned subsidiary of Alpine Holdco); (2) all of the outstanding shares of capital stock of DNE Systems; and (3) all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together own approximately 47% of Superior Cables Ltd.. The aggregate purchase price was approximately $85 million in cash plus the issuance of a warrant (the “Warrant”) to Superior to purchase 199 shares of the common stock of Essex Electric. We sometimes refer to this acquisition as the “Electrical Acquisition”. In September 2003, Alpine Holdco and Superior Essex, Inc. (the successor to Superior) subscribed for and purchased 681and 169 newly issued shares of common stock of Essex Electric, respectively. As a result, as of December 31, 2004 Alpine Holdco and Superior owned approximately 90% and 10%, respectively, of the total outstanding capital stock of Essex Electric. In January 2005, Alpine Holdco and Superior Essex Inc. subscribed for and purchased an additional 1,792 and 445 shares of newly issued shares of common stock of Essex Electric, respectively. Accordingly, Alpine Holdco and Superior currently own approximately 84% and 16%, respectively, of the total outstanding capital stock of Essex Electric. Superior’s Warrant to purchase 199 shares of the capital stock of Essex Electric together with Superior’s current ownership of 614 shares of common stock of Essex Electric represents 19.9% of fully diluted capital stock of Essex Electric.

Prior to December 11, 2002, Alpine’s financial statements include the consolidated results of Superior as a result of Alpine’s controlling interest in Superior. In connection with the Electrical Acquisition (see Note 5), certain changes were made with respect to Alpine’s indirect voting interests in Superior’s equity such that Alpine no longer controlled Superior. Effective for periods after December 11, 2002, Superior Cables Ltd., and Superior (for periods through November 10, 2003) are accounted for under the equity method and were no longer consolidated with Alpine.

As a result of the accumulated net losses incurred by Superior, Alpine’s consolidated financial statements included a negative investment in Superior of $865.9 million at December 31, 2002. Under accounting principles generally accepted in the United States of America, this negative investment was required to be reflected in Alpine’s consolidated balance sheet, notwithstanding the fact that Alpine was not obligated to fund any operating losses or deficits of Superior. Upon consummation of the Plan of Reorganization of Superior, Alpine eliminated its negative investment in Superior and recognized a corresponding gain of $865.9 million in the fourth quarter of 2003. This gain was offset by the reversal of $11.6 million of other comprehensive loss related to Superior, resulting in a net gain of $854.3 million.

Alpine was incorporated in New Jersey on May 7, 1957 and reincorporated in Delaware on February 3, 1987.

Alpine’s principal executive office is located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, and its telephone number is (201) 549-4400.

Alpine’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are made

2

available free of charge. Requests should be directed to the Corporate Secretary at the principal executive office listed herein.

The Alpine Group, Inc.

The following information addresses the current operating businesses of Alpine consisting of Essex Electric and an equity method investment in Superior Cables Ltd., which were acquired in the Electrical Acquisition effective December 11, 2002. For additional information regarding the Company’s business segments, see Note 20, “Business Segments and Foreign Operations” to the consolidated financial statements.

Essex Electric

Essex Electric manufactures, sells and/or distributes a complete line of building wire products. Building wire products include a wide variety of thermoplastic and thermoset insulated wires for the commercial and industrial construction markets and service entrance cable, underground feeder wire and nonmetallic jacketed wire and cable for the residential construction market. These products are generally installed behind walls, in ceilings and underground.

Essex Electric sells its electrical wire and cable products through manufacturers’ representatives, as well as a small internal sales group. Its customer base is large and diverse, consisting of consumer product retailers, hardware wholesalers and wholesale electrical and specialty distributors. One customer (Home Depot) accounted for 23% and 18% of Essex Electric’s net sales in 2004 and 2003, respectively. Essex Electric serves its customers through strategically located regional distribution centers (“RDCs”). These RDCs provide for centralized stocking of “off-the-shelf” building wire products. Essex Electric currently operates three leased RDCs located in Georgia, California and Indiana.

Demand for building wire is correlated with the level of renovation activity, as well as new construction. The demand for building wire in both new construction and renovation is affected by the increased number of circuits and amperage handling capacity needed to support the increasing demand for electrical services. In addition, greater wiring density is required in new construction and renovation projects to provide for the electrical needs of appliances such as trash compactors, microwave ovens, air conditioners, entertainment centers, lighting and climate controls, specialty lighting and outdoor lighting systems. New home automation and computer systems contribute to the increased cable and wire density requirements in new and renovation construction as well. The average new home is increasing in size and thus influencing demand in this industry.

The building wire industry has experienced significant consolidation in recent years, declining since the early 1980’s from approximately 30 manufacturers to seven primary manufacturers currently. During the past several years the Company believes there has been excess manufacturing capacity compared to customer demand in the building wire sector. The Company further believes that this misalignment between capacity and demand has been a key factor in declining market pricing in the industry, which reached five year lows in late 2002 and early 2003. Essex Electric responded to these conditions during 2003 and 2004 by effecting a series of restructuring and rationalization initiatives, including reducing its finished goods manufacturing plants from six to two, one of which has been significantly expanded, and reducing its regional distribution centers from four to three. In addition, in 2003 Essex Electric sold inventories, equipment and a building related to industrial wire products and cord products in order to reduce debt and focus on its core building wire products business. Pricing during 2004, while higher than that achieved during the preceding two years, particularly in the first half of the year, was subject to great volatility, as material costs substantially increased. The above described restructuring initiatives, which are being continued into 2005, have repositioned Essex Electric with significantly reduced manufacturing capacity while resulting in a lower manufacturing cost structure focused on core competency building wire products with an improved total cost structure.

Raw Materials

The principal raw material used by Essex Electric in the manufacture of its wire products is copper rod and, to a lesser extent, plastics such as polyethylene and polyvinyl chloride. Essex Electric purchases copper rod from various copper producers and metal merchants. Although certain wire and cable manufacturers, to a limited extent, experienced copper rod shortages over the past five years, Essex Electric believes that it will be able to obtain sufficient supplies of copper rod to meet its manufacturing needs for the foreseeable future.

3

In connection with the Electrical Acquisition, Alpine Holdco, Essex Electric and Superior entered into a supply and transitional services agreement and on November 7, 2003 the agreement was replaced by a new supply and services agreement between Superior Essex Inc. (the successor company to Superior pursuant to the Plan of Reorganization) and Essex Electric, (collectively, the “Supply Agreements”). The Supply Agreements provided for the purchase from Superior of certain specified quantities of copper rod and certain transitional administrative services to Alpine Holdco and Essex Electric. The Supply Agreements expired on December 31, 2004. The total cost of copper rod purchased under the Supply Agreements in 2004, 2003 and 2002 was $89.2, $99.6 and $10.8 million, respectively and the cost for administrative services for 2004, 2003 and 2002 was $1.4, $4.4 and $.3 million, respectively.

Copper is a commodity and is therefore subject to price volatility. Fluctuations in the cost of copper have not had a material impact on profitability due to the ability in most cases to adjust product pricing in order to properly match the price of copper billed with the copper cost component of its inventory shipped. Additionally, COMEX fixed price futures contracts are used, to a limited extent, to manage commodity price risk.

Competition

The market for electrical wire products is highly competitive. The building wire industry has experienced significant consolidation over the past twenty years. Notwithstanding this consolidation, the Company believes there still exists excess industry manufacturing capacity which, in part as a result of the Company’s restructuring activities, has been somewhat reduced over the past two years. Four companies, including Essex Electric, currently manufacture approximately 75% to 80% of the total domestic U.S. building wire production. Many of Essex Electric’s products are made to industry specifications and, therefore, may be interchangeable with competitors’ products. Essex Electric is subject to strong competition in many markets on the basis of price, delivery time, customer service and ability to meet specialty needs. The Company believes that Essex Electric enjoys and benefits from strong customer relations which result from Essex Electric’s and its predecessors’ long participation in the industry, its commitment to quality customer service and its on time delivery.

Backlog; Returns

Essex Electric has no significant backlog, as finished goods are generally stocked to meet customer demand on a just-in-time basis. Essex Electric believes that the ability to supply orders in a timely fashion is a competitive factor in the markets in which it operates. Historically, sales returns have not had a material adverse effect on the results of operations.

Research and Development

Essex Electric conducts limited research and development activities. These activities are focused on the development of improved compounds that are used as insulation and jacketing materials. Total research and development expenses related to the electrical wire business were less than 1% of sales.

Superior Cables Ltd.

Since December 2002, the Company, through its wholly owned subsidiaries, has a 47% equity method investment in Superior Cables Ltd. Superior Cables Ltd. is the largest Israeli wire and cable manufacturer and its shares are traded on the Tel Aviv Stock Exchange.

Export Sales

The Company had no export sales in 2004 and $0.5 and $77.0 million in 2003 and 2002, respectively.

Employees

As of December 31, 2004, the Company employed approximately 540 employees, substantially all of which are employees of Essex Electric. Approximately 130 persons employed by the Company at December 31, 2004 are represented by unions. Collective bargaining agreements expire at various times through August 2007. The Company considers relations with its employees to be satisfactory.

4

Environmental Matters

The manufacturing operations of the Company’s subsidiaries are subject to extensive and evolving federal, state and local environmental laws and regulations relating to, among other things, the storage, handling, disposal, emission, transportation and discharge of hazardous substances, materials and waste products, as well as the imposition of stringent permitting requirements. The Company does not believe that compliance with environmental laws and regulations will have a material effect on the level of capital expenditures of Alpine or its business, financial condition, liquidity or results of operations. However, violation of, or non-compliance with, such laws, regulations or permit requirements, even if inadvertent, could result in an adverse impact on the operations, business, financial condition, liquidity or results of operations of Alpine. No material expenditures for environmental matters relating to Alpine’s current businesses were made in 2004, 2003 and 2002.

Item 2. Properties

The following table sets forth the properties utilized by Alpine as of December 31, 2004.

Operation	Location	Square Footage	Leased/ Owned

Essex Electric
Manufacturing	Anaheim, California	143,000	Leased (expires 2005)
	Florence, Alabama	263,000	Owned
	Florence, Alabama	20,000	Leased (expires 2005)
	Florence, Alabama	30,500	Leased (expires 2005)
	Jonesboro, Indiana	56,000	Owned
	Marion, Indiana	50,000	Owned

Regional Distribution Centers	Columbia City, Indiana	228,800	Leased (expires 2006)
	McDonough, Georgia	232,000	Leased (expires 2009)
	Ontario, California	99,430	Leased (expires 2007)

Offices	Fort Wayne, Indiana	15,000	Leased (expires 2007)

Alpine	East Rutherford, New Jersey	5,900	Leased (expires 2014)

During 2003 and 2002, Essex Electric experienced a decline in pricing for its products due to the general economic environment, a decline in the industrial and commercial demand and significant manufacturing over-capacity in the electrical wire industry. Following the Electrical Acquisition, Essex Electric implemented a plan to consolidate and eliminate facilities to more closely align the productive capacity to anticipated market demand. In the first quarter of 2003, Essex Electric sold its Lafayette, Indiana facility and leased its Orleans, Indiana facility, in connection with the sale of its industrial wire products operations. The purchaser in this transaction leased the Orleans, Indiana facility through November 2004. The Orleans, IN facility is classified as an asset held for sale, included in other current assets, as of December 31, 2004. In the third quarter of 2003, the Sikeston, Missouri facility was idled, certain equipment formerly utilized at this site was relocated to remaining Essex Electric facilities and the facility was donated to the City of Sikeston in the fourth quarter of 2004. The Florence, Alabama facility was expanded in 2003 and two nearby facilities were leased through 2005 to accommodate increased production at this site resulting from consolidation activities. Essex Electric’s manufacturing plant in Anaheim, California was sold in 2003 and leased back from the buyer through 2004. The lease was extended through June 2005 and may be extended on a month to month arrangement.

During 2004, the Essex Electric distribution network was further contracted to reflect the Company’s reduced manufacturing capacity and primary geographic targeted markets. An amended lease agreement was executed by Essex Electric for the Ontario, California facility during 2004, providing for a reduction in distribution, rental and other operating costs. Additionally, during 2004 sublease agreements were entered into at the Columbia City, Indiana and Ontario, California distribution centers covering excess floor space and resulting in reduced operating costs for these facilities.

5

The Company believes its facilities are generally suitable and adequate for its business operations and administration and serving customers’ requirements. In 2004 and 2003 the utilization of the Company’s facilities was consistent with industry demand and, in the view of management, was satisfactory. Manufacturing facilities were operated on a 24 hours per day schedule on either a five or seven day per week basis.

Item 3. Legal Proceedings

The Company is engaged in certain litigations and administrative proceedings arising in the ordinary course of business, including those matters described below. While the outcome of these can never be predicted with certainty, the Company does not believe that any of the existing litigations, administrative proceedings or threatened proceedings either individually or in the aggregate, will have a material adverse effect upon its business, financial condition, liquidity or results of operations.

Alpine’s operations are subject to environmental laws and regulations in each of the jurisdictions in which it owns or operates facilities or for which it has assumed or retained liabilities governing, among other things, emissions into the air, discharges to water, the use, handling and disposal of hazardous substances and the investigation and remediation of soil and groundwater contamination both on-site at past and current facilities and at off-site disposal locations. On-site contamination at certain of these facilities is the result of historic activities and past operations. Alpine has two sites and Essex Electric has one site which are currently involved in separate environmental investigations that may result in certain remedial activities being required under the oversight of two state environmental regulatory agencies. Off-site liabilities may include clean-up responsibilities and response costs incurred by others at various sites, under federal or state statutes, for which the Company may be liable to the United States Environmental Protection Agency, or to state environmental agencies, or others as a Potentially Responsible Party or the equivalent.

Alpine currently does not believe that any of the environmental proceedings in which it is involved, and for which it may be liable, will individually, or in the aggregate, have a material adverse effect upon its business, financial condition, liquidity or results of operations. There can be no assurance that future developments will not alter this conclusion.

In December 2003, a former employee of Essex Electric commenced an action against Essex Electric, that is now pending in the United States District Court for the Western District of Missouri. Plaintiff alleges that Essex Electric engaged in discrimination against her based upon gender and engaging in a course of impermissible retaliatory conduct against the plaintiff in violation of the Missouri Human Rights Act. The plaintiff seeks recovery for lost wages and compensatory and punitive damages. Essex Electric has answered the complaint denying these allegations and asserting several affirmative defenses. Discovery proceedings are ongoing at this time.

Item 4. Submission of Matters to a Vote of Security Holders

On December 15, 2004, at the Annual Meeting of Stockholders of the Company, shareholders entitled to vote, which included holders of Alpine’s common stock, par value $0.10 per share (the “Common Stock”) who were entitled to one vote per share, and holders of Alpine’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), who were entitled to 743.01 votes per share, voting as a single class, voted upon the following matters with the following results:

•

Six (6) current directors nominated for reelection were reelected with terms to expire as follows: John C. Jansing and Bragi F. Schut - 2005; Kenneth G. Byers, Jr. and Randolph Harrison - 2006; and Steven S. Elbaum and James R. Kanely - 2007.

Director	Votes For	Votes Withheld

John C. Jansing	21,978,645	76,099
Bragi F. Schut	21,980,324	74,420
Kenneth G. Byers, Jr.	21,981,344	73,400
Randolph Harrison	21,981,145	73,599
Steven S. Elbaum	21,975,150	79,594
James R. Kanely	21,981,345	73,399

6

•

The appointment of Deloitte & Touche LLP as Alpine’s independent auditors for fiscal year ended Decembe 31, 2004 was ratified.

	Votes For	Votes Against	Votes Abstained	Broker Unvoted

Appointment of Deloitte and Touche, LLP	22,002,959	35,485	16,300	0

•

The amendment of the Certificate of Incorporation of Alpine to increase the number of authorized shares of Common Stock from 25 million to 50 million was approved.

	Votes For	Votes Against	Votes Abstained	Broker Unvoted

Increase of Shares from 25 million to 50 million	21,813,688	180,909	60,147	0

•

The amendment of the Certificate of Incorporation of Alpine to effect a “reverse/forward split” of Common Stock by which holders of less than 100 shares should have such shares cancelled and converted to the right to receive the fair market value of such shares in cash was approved.

	Votes For	Votes Against	Votes Abstained	Broker Unvoted

Reverse/forward split	21,918,831	130,550	5,363	0

7

PART II

Item 5. Market For Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

(a)

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Alpine’s Common Stock traded on the OTC Bulletin Board under the symbol ALPG during 2003 and 2004. In conjunction with the reverse/forward split of the Common Stock (see note (d) below), as of January 10, 2005 the NASDAQ assigned the Common Stock the new trading symbol of APNI.OB. The following table sets forth the range of high and low daily closing sales prices for the Common Stock for the years ended December 31, 2004 and 2003.

	High	Low

Year Ended December 31, 2004:
First Quarter ended March 31, 2004	$1.85	$0.90
Second Quarter ended June 30, 2004	3.59	1.80
Third Quarter ended September 30, 2004	3.15	2.65
Fourth Quarter ended December 31, 2004	2.76	2.00
Year Ended December 31, 2003:
First Quarter ended March 31, 2003	$0.77	$0.48
Second Quarter ended June 30, 2003	0.82	0.52
Third Quarter ended September 30, 2003	1.15	0.76
Fourth Quarter ended December 31, 2003	1.15	0.85

(b)

Holders

At March 22, 2005, there were 15,775,615

shares of Common Stock issued and outstanding, and approximately 400 record holders thereof (exclusive of beneficial owners of shares held in street name or other nominee form).

The Company’s transfer agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY.

(c)

Dividends

The Company paid dividends of $0.5 million and $0.2 million in 2004 and 2003, respectively on the Series A Preferred Stock. On August 24, 2004, Alpine declared a special dividend of up to $0.40 per share of Common Stock and a special dividend of $103.65 per share on the Series A Preferred Stock to shareholders of record on September 14, 2004 (the “Record Date”). The amount of the special dividend in respect of the Common Stock was reduced to $0.36 per share, to adjust for additional shares of Common Stock issued by the Company between August 24, 2004 and the Record Date. This resulted in special dividend payments of $4.9 million in respect of the Common Stock and $1.5 million in respect of the Series A Preferred Stock. Any payment of future cash dividends and the amounts thereof will be dependent upon the Company’s earnings, financial requirements and other factors.

(d)

Common Stock Reverse/Forward Split

On December 30, 2004 the Company effected a reverse 1-for-100 stock split followed immediately by a forward 100-for-1 stock split of the Common Stock. As permitted under the Delaware General Corporation Law, stockholders whose shares of Common Stock were converted into less than 1 share as a result of the reverse split had these shares canceled and received cash payments equal to the fair value of the shares cancelled.

(e)

Increase in Authorized Common Stock

At a meeting of stockholders on December 15, 2004, the stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. Such amendment was filed with the State of Delaware on December 29, 2004.

8

Item 6. Selected Financial Data

HISTORICAL FINANCIAL DATA

Set forth below are certain selected historical consolidated financial data of Alpine. This information should be read in conjunction with the consolidated financial statements of Alpine and related notes thereto appearing elsewhere herein and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The selected historical consolidated financial data for, and as of the end of, each of the years in the five-year period ended December 31, 2004, are derived from the audited consolidated financial statements of Alpine.

	Year Ended December 31,

	2004(5)	2003(5)	2002(1)(5)	2001(5)	2000(5)
	(in millions, except per share data)

Statement of Operations Data:
Net sales	$315.9	$302.1	$1,364.0	$1,716.3	$2,019.0
Cost of goods sold	296.3	286.9	1,208.8	1,454.2	1,691.8
Gross profit	19.6	15.2	155.2	262.1	327.2
Selling, general and administrative expenses	25.0	31.6	132.9	149.5	156.6
Restructuring and other charges	3.9	13.6	36.5	10.7	15.0
Loss on asset sale and impairments	0.3	0.6	463.7	—	—
Amortization of goodwill(2)	—	—	—	21.2	21.1
Operating income (loss)	(9.6)	(30.6)	(477.9)	80.7	134.5
Interest expense	(3.0)	(3.7)	(104.8)	(119.2)	(137.7)
Gain on Cancellation of Investment in
Superior(3)	—	854.3	—	—	—
Loss on investments in securities	—	—	(4.1)	(33.8)	(10.5)
Other income (expense) net(4)	(0.3)	0.1	0.6	6.8	6.9
Income (loss) from continuing operations before income taxes, distributions on preferred securities of subsidiary trust, minority interest, equity in earnings of affiliate, income from discontinued operations extraordinary item, and cumulative effect of accounting change	(12.9)	820.1	(586.2)	(65.5)	(6.8)
Benefit for income taxes(4)	5.3	10.7	95.3	23.1	0.5

Income (loss) from continuing operations before distributions on preferred securities of subsidiary trust, minority interest, equity in earnings of affiliate, income from discontinued operations, extraordinary item and cumulative effect of accounting change	(7.6)	830.8	(490.9)	(42.4)	(6.3)

Distributions on preferred securities of subsidiary trust	—	—	(15.2)	(15.4)	(15.1)

(Continued)

9

	Year Ended December 31,
	2004	2003	2002(1)	2001	2000
	(in millions, except per share data)
Income (loss) from continuing operations before minority interest, equity in earnings of affiliate, income from discontinued operations, extraordinary item and cumulative effect of accounting change	$(7.6)	$830.8	$(506.1)	$(57.8)	$(21.4)

Minority interest in losses of subsidiaries, net	0.4	0.5	3.5	17.1	6.1
Equity in (earnings) losses of affiliate	—	(0.1)	(0.1)	1.3	1.7
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	(7.2)	831.2	(502.7)	(39.4)	(13.6)
Gain on sale of DNE, net of tax	19.1	—	—	—	—
Income from discontinued operations(5)	1.5	3.6	3.6	8.4	2.4
Income (loss) before extraordinary item and cumulative effect of accounting change	13.4	834.8	(499.1)	(31.0)	(11.2)
Extraordinary item	—	—	12.6	—	—
Cumulative effect of accounting change	—	—	(388.1)	—	—
Preferred stock dividends	(2.0)	(0.2)	—	—	—
Preferred stock dividends beneficial conversion feature	(1.2)	(2.6)	—	—	—

Net income (loss) applicable to common stock	$10.2	$832.0	$(874.6)	($31.0)	$(11.2)

Income (loss) per share of common stock:
Basic
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	$(0.53)	$60.33	$(33.86)	$(2.69)	$(0.93)

Income from discontinued operations	0.11	0.26	0.25	0.57	0.16
Gain on sale of DNE, net of tax	1.42	—	—	—	—
Preferred stock dividends	(0.15)	(0.01)	—	—	—
Preferred stock dividends beneficial conversion feature	(0.09)	(0.19)	—	—	—
Extraordinary item	—	—	0.85	—	—
Cumulative effect of accounting change	—	—	(26.13)	—	—

Net income (loss) per share of common stock	$0.76	$60.39	$(58.89)	$(2.12)	$(0.77)

(Continued)

10

	Year Ended December 31,
	2004	2003	2002(1)	2001	2000
	(in millions, except per share data)
Diluted
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	$(0.53)	$51.01	$(33.86)	$(2.69)	$(0.93)
Income (loss) from discontinued operations	0.11	0.22	0.25	0.57	0.16
Gain on sale of DNE, net of tax	1.42	—	—	—	—
Preferred stock dividends	(0.15)	—	—	—	—
Preferred stock dividends beneficial conversion feature	(0.09)	—	—	—	—
Extraordinary item	—	—	0.85	—	—
Cumulative effect of accounting change	—	—	(26.13)	—	—

Net income (loss) per share of common stock	$0.76	$51.23	$(58.89)	$(2.12)	$(0.77)

Balance Sheet Data (At End of Period):

Working capital(6)	$33.8	$28.3	$40.6	$113.3	$40.6
Total assets	132.8	107.8	183.1	1,952.2	2,094.4
Total long-term debt(6)	3.1	3.8	0.9	1,269.0	1,284.4
Mandatorily redeemable preferred stock	5.5	5.7	—	136.0	134.9
Preferred stock	0.2	0.4	0.4	0.4	0.4
Total stockholders’ equity (deficit)	24.0	15.8	(829.1)	46.1	64.6
Cash dividends – common stock	4.9	—	—	—	—
Cash dividends – preferred stock	2.0	0.2	—	—	—

——————

(1)

On December 11, 2002, Alpine acquired substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business. Additionally, in connection with this acquisition certain changes were made with respect to Alpine’s indirect voting interests in Superior such that Alpine no longer controlled Superior. Accordingly, effective for periods after December 11, 2002 Alpine’s investment in Superior (which was previously consolidated) is accounted for using the equity method. (See Notes 1 and 5 to Alpine’s consolidated financial statements.)

(2)

Effective January 1, 2002, the Company adopted SFAS No. 142 Goodwill and Other Intangible Assets, which resulted in a change in the accounting treatment for goodwill, effectively eliminating any goodwill amortization.

(3)

Alpine recognized a gain in 2003 as a result of eliminating its negative investment in Superior upon consummation of the Plan of Reorganization for Superior. (See Note 1 to Alpine’s consolidated financial statements.)

(4)

Includes reclassification of the historical gains (losses) on extinguishment of debt (and related tax effects) from extraordinary item to other income (expense). (See Note 1 to Alpine’s consolidated financial statements.)

(5)

On July 29, 2004, the Company completed the disposition of DNE, its wholly-owned subsidiary. The statement of operations data include DNE as a discontinued operation.

(6)

Working capital is defined as total current assets less total current liabilities. Amounts included in total current liabilities with respect to the Revolving Credit Facility for 2004, 2003 and 2002 are $40.2, $17.2 and $69.0 million, respectively.

11

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

General

Alpine is a holding company which over the past several years has owned controlling equity interests in industrial businesses which have been operated as subsidiaries. Alpine currently owns approximately 84% of Essex Electric, which is engaged in the manufacture and sale of electrical wire and 47% of Superior Cables Ltd., the largest Israeli based producer of wire and cable products. These businesses were acquired as part of the Electrical Acquisition.

Over the past several years Alpine has also owned substantial equity interests in PolyVision, Premier, Superior and DNE Systems. In August 1999 Alpine sold its common equity interest in Premier and in November 2001 Alpine sold its equity interest in PolyVision. The equity interest of all of Superior’s stockholders, including Alpine, was cancelled following the bankruptcy of Superior in March 2003, as a result of the consummation of the Plan of Reorganization for Superior and its emergence from bankruptcy in November 2003.

In July 2004, Alpine sold DNE Systems, its wholly-owned defense electronics subsidiary, to ULTRA Electronics Defense, Inc., a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company that is listed on the London Stock Exchange (the “DNE Sale”). The purchase price was $40 million in cash at closing plus the Company is entitled to receive an additional cash payment of up to $3 million in 2005 if a certain performance based measure is achieved, however, based upon the measure of such performance to date, Alpine’s receipt of any such additional payment appears unlikely. The sale was consummated on July 29, 2004 and a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004. The assets and liabilities of DNE Systems were reclassified to discontinued operations in the December 31, 2003 balance sheet. Likewise, DNE Systems results of operations for the one month period ended December 31, 2002 and twelve month periods ended December 31, 2004 and 2003 were reclassified to income from discontinued operations.

Prior to December 11, 2002, Alpine’s financial statements include the consolidated results of Superior as a result of Alpine’s controlling interest in Superior. In connection with the Electrical Acquisition (see Note 5), certain changes were made with respect to Alpine’s indirect voting interests in Superior’s equity such that Alpine no longer controlled Superior. Effective for periods after December 11, 2002, Superior Cables Ltd., and Superior (for periods through November 10, 2003) are accounted for under the equity method and were no longer consolidated with Alpine.

Alpine’s consolidated net income (loss) has historically reflected its share of Superior’s net income (loss), after giving effect to the impact of minority interest. However, in the case of net losses incurred by a consolidated subsidiary, the amount of such losses allocable to minority interest in the consolidated statement of operations is limited under accounting principles generally accepted in the United States of America to the carrying value of minority interest in the consolidated balance sheet. As a result of the loss incurred by Superior upon adoption of SFAS 142, effective January 1, 2002, the minority interest was completely eliminated and therefore Alpine’s consolidated statement of operations reflects 100% of the net losses incurred by Superior after January 1, 2002 and through December 11, 2002. Due to Superior’s net losses, Alpine had a negative investment in Superior of $865.9 million at December 31, 2002. This negative investment was required under accounting principles generally accepted in the United States of America to be reflected in Alpine’s consolidated balance sheet, notwithstanding the fact that Alpine was not obligated to fund any operating losses or deficits of Superior. As discussed above, upon consummation of the Plan of Reorganization of Superior, Alpine’s entire investment in Superior was eliminated. Upon consummation of the Plan of Reorganization of Superior, Alpine eliminated its negative investment in Superior and recognized a corresponding gain of $865.9 million in the fourth quarter of 2003. This gain was offset by the reversal of $11.6 million of accumulated other comprehensive loss related to Superior, resulting in a net gain of $854.3 million.

Following the Electrical Acquisition, the Company’s principal operations consisted of the electrical wire business previously constituting Superior’s Electrical Group, which is owned and operated by Alpine’s subsidiary Essex Electric, the operations of DNE Systems, and the Company’s equity method investments in Superior (through November 10, 2003) and Superior Cables Ltd.; however DNE Systems was sold in July 2004, as described above. The Company’s operations for 2002 include the consolidated operations of Superior through December 11, 2002 and the continuing operations of Essex Electric subsequent to December 11, 2002. As a result of the sale of DNE Systems on July 29, 2004 and the deconsolidation of Superior effective December 11, 2002, the Company’s

12

consolidated operations no longer include the results of DNE Systems or Superior’s Communications Group and OEM Group segments. Segment financial data (including sales and operating income by segment) is included in Note 20 to the accompanying consolidated financial statements.

Results of Continuing Operations — Twelve Months Ended December 31, 2004 (“2004”) Compared to the Twelve Months Ended December 31, 2003 (“2003”)

Consolidated sales for the year ended December 31, 2004 were $315.9 million, an increase of 4.6% compared to sales of $302.1 million for 2003. The increase was due to the net effect of higher selling prices and lower sales volume. The higher selling prices were primarily due to a significant increase (54%) in the cost of copper, Essex Electric’s principal product cost item, in 2004 versus 2003. In addition, sales improved due to an improved pricing environment for electrical products, particularly in the first half of 2004. The increase in sales prices was offset by a decline in volume of copper pounds shipped of 27% from 2003 to 2004. The lower sales volume in 2004 was due to a decrease in shipments of electrical wire by Essex Electric resulting from consolidation of production facilities and reduction of manufacturing capacity to reposition itself to more cost effectively service its reduced customer base in certain geographic markets, distribution channels and product lines as part of its restructuring and repositioning initiatives.

Gross profit for 2004 was $19.6 million, an increase of $4.4 million as compared to the $15.2 gross profit for 2003. The gross profit margin in 2004 was 6.2%, which compares to gross profit margin of 5.0% for 2003. The improvement was the net result of the aforementioned improved electrical wire pricing, partially offset by increased raw material costs that could not be fully passed-along to customers and some added manufacturing costs that the Florence plant incurred in the process of expanding its operation. Gross profit was negatively impacted in the fourth quarter of 2004 by the combined effect of lower selling margins, increased manufacturing costs because of reduced plant volumes due to reduced demand and escalating copper costs. Since the Company uses the LIFO method, it recorded higher cost of sales in the fourth quarter relating to the replenishment of copper inventories purchased at higher prices than earlier in the year when the inventories were depleted relative to December 31, 2003.

Selling, general and administrative expense (“SG&A expense”) for 2004 was $25.0 million, a decrease of 20.8%, as compared to SG&A expense of $31.6 million for 2003. The decrease was due primarily to reduced costs at Essex Electric resulting from the implementation of its restructuring plan.

The 2004 restructuring and other charges incurred were $3.9 million, all of which were associated with the restructuring of Essex Electric. These restructuring charges consisted of (i) equipment relocation ($2.0 million), (ii) inventory relocation ($0.9 million) and (iii) facility exit costs ($1.0 million). This compares to $13.6 million of restructuring and other charges recorded in 2003, which consisted of (i) equipment relocation ($2.9 million), (ii) inventory relocation ($1.9 million), (iii) severance ($3.6 million), (iv) facility exit costs ($2.4 million) and (v) other costs associated with restructuring of the business ($2.7 million).

The Company incurred an operating loss of $9.6 million for 2004 compared to an operating loss of $30.6 million for 2003. The $21.0 million improvement was due to improved gross profits, reduced selling, general and administrative costs and reduced restructuring and other charges.

Interest expense for 2004 was $3.0 million, representing a decrease of $.7 million from 2003. The decrease was due primarily to lower debt levels throughout the year, which resulted primarily from reductions in working capital at Essex Electric, and lower debt issue cost amortization.

The effective tax rate for 2004 was 41.1% as compared to negative 1.31% for 2003. The increase in the effective rate is due primarily to the permanent difference related to the investment in Superior in 2003. Excluding the aforementioned permanent item, the effective rate for 2003 was 35.3%.

Discontinued Operations

The Company sold its DNE operations effective July 29, 2004 and recorded an after-tax gain of approximately $19.1 million in the third quarter of 2004. The income from discontinued operations related to DNE was $1.5 million, representing seven months of operation during 2004, compared with $3.6 million of income for the full twelve months of 2003. The lower earnings are the result of the partial year in 2004 and slightly lower sales levels on a pro-rata basis in 2004 compared to 2003.

13

Results of Continuing Operations — Twelve Months Ended December 31, 2003 (“2003”) Compared to the Twelve Months Ended December 31, 2002 (“2002”)

Consolidated sales from continuing operations for the year ended December 31, 2003 were $302.1 million, a decrease of 78% as compared to sales of $1,364.0 million for the comparable prior year period. The decrease is due primarily to the effects of the deconsolidation of Superior. Revenues for Superior’s Communications Group and OEM Group included in the year ended December 31, 2002 results were $433.6 million and $464.5 million, respectively. Excluding the Communications Group and OEM Group, sales decreased $163.8 million or 35% due principally to (i) the Company’s decision to reduce volume in response to weak industry-wide pricing conditions caused by severe competitive pressures in the building wire market, (ii) reduced demand in the non-residential building wire market segment, and (iii) the February 2003 sale of the automotive and industrial wire business. Automotive and industrial wire product sales accounted for approximately $8.3 million and $34.0 million of Essex Electric’s sales for the year ended December 31, 2003 and 2002, respectively.

Gross profit from continuing operations for 2003 was $15.2 million, a decline of $140.0 million as compared to gross profit for 2002, due to the deconsolidation of Superior. The gross profit margin in 2003 was 5.0% compared to gross profit margin of 5.8% for 2002 after excluding the Communications Group and OEM Group. The decreased margin percentage was due to higher copper prices that increased Essex Electric sales without a proportionate increase in margins.

Selling, general and administrative expense (“SG&A expense”) for 2003 was $31.6 million, a decrease of 76%, as compared to SG&A expense of $132.9 million for 2002. The comparative decrease for 2003 was due primarily to the effects of the deconsolidation of Superior as well as a decrease of $8.7 million at Essex Electric resulting from implementation of its restructuring plan.

The 2003 restructuring and other charges incurred was $13.6 million associated with the restructuring of Essex Electric’s business model. These restructuring charges consisted of (i) equipment relocation ($2.9 million), (ii) inventory relocation ($1.9 million), (iii) severance ($3.6 million), (iv) facility exit costs ($2.4 million) and (v) other costs associated with restructuring of the business ($2.7 million). This compares to $36.5 million of restructuring and other charges recorded in 2002. Of this amount, Superior recorded $33.3 million related to the closure of four facilities to more closely align productive capacity with current market demands and to reduce overall manufacturing costs. The remaining $3.2 million was incurred by Alpine in connection with the restructuring after the Electrical Acquisition.

The Company incurred an operating loss of $30.6 million for 2003 compared to an operating loss of $477.9 million for 2002. The operating loss in 2002 included restructuring and other charges and asset impairment charges of $500.2 million as compared to $14.1 million of such charges for 2003. The comparative decline in operating loss was due to the decrease in restructuring and other charges offset by the effects of the deconsolidation of Superior’s operating income for the Communications Group and the OEM Group which amounted to $57.2 million for the period ended December 31, 2002. Additionally, the operating loss for Essex Electric increased by $3.5 million for 2003 as compared to 2002 as a result of the decreased sales and restructuring costs.

Interest expense for 2003 was $3.7 million, representing a decrease of $101.1 million from the comparable prior period. The decrease was due to the deconsolidation of Superior. Excluding interest expense related to borrowings of Superior, interest expense for 2002 was $0.8 million. The increase in 2003 was due to an increase in the Company’s indebtedness resulting from borrowings incurred to finance the Electrical Acquisition.

The effective tax rate for 2003 was negative 1.31% as compared to 16.3% in 2002. The decrease in effective rate is due to a permanent adjustment for nondeductible goodwill amortization and impairment in 2002 as well as a permanent difference related to the write-off of the investment in Superior in 2003. Excluding the aforementioned permanent adjustments, the effective rates were 35.3% and 35.6% for the years ended December 31, 2004 and 2003, respectively.

The Company reported a loss of $0.1 million for 2003 representing its equity in the net loss of its equity-method investee, Superior Cables Ltd. The Company’s investment in Superior Cables Ltd. has been reduced to zero and accordingly, Alpine will not record it’s equity in any future net losses of Superior Cables Ltd. unless it has a positive investment in Superior Cables Ltd.

14

As a result of the net losses incurred by Superior in 2002 and prior years, Alpine had a negative investment in Superior of $865.9 million at December 31, 2002. Under accounting principles generally accepted in the United States of America, this negative investment was required to be reflected in Alpine’s consolidated balance sheet, notwithstanding the fact that Alpine was not obligated to fund any operating losses or deficits of Superior. Upon consummation of the Plan of Reorganization of Superior, Alpine eliminated its negative investment in Superior and recognized a corresponding gain of $865.9 million in the fourth quarter of 2003. This gain was offset by the reversal of $11.6 million of accumulated other comprehensive loss related to Superior, resulting in a net gain of $854.3 million.

Discontinued Operations

Income from discontinued operations (DNE Systems) for 2003 of $3.6 million was comparable to $3.6 million for 2002. DNE sales were $28.4 million for the year ended December 31, 2003, a decrease of 26% as compared to sales of $38.4 million for the comparable prior year period. The sales decrease during this period was primarily due to a decline in contract manufacturing sales of $9.3 million as a result of DNE’s decision to de-emphasize this business.

Liquidity and Capital Resources

Alpine Holdco

As previously discussed, in December 2002, Alpine, through its newly formed, wholly-owned subsidiary, Alpine Holdco, acquired the following assets and securities from Superior: (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric, a newly formed, then wholly-owned subsidiary of Alpine Holdco; (2) all of the outstanding shares of capital stock of DNE Systems, and (3) and approximately 47% of Superior Cables Ltd. for a total purchase price of approximately $85 million in cash and the issuance of a warrant to Superior to purchase 199 shares of common stock of Essex Electric.

The acquisition was financed by approximately $10 million of Alpine’s cash and cash equivalents and borrowings by Alpine Holdco under a Loan and Security Agreement (the “Revolving Credit Facility”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and DNE Technologies as borrowers and DNE Systems as credit party (such parties sometimes collectively are called the “Companies”), certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. Upon consummation of the acquisition, approximately $78 million was outstanding under the Revolving Credit Facility. The Revolving Credit Facility was amended on November 10, 2004 and was last amended on February 28, 2005.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies, was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at December 31, 2004 and 2003 was 6.05% and 4.46%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cables Ltd. The obligations under the Revolving Credit Facility are without recourse to Alpine. Unless previously accelerated as a result of default, the Revolving Credit Facility matures in five years. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability. The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount. The Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At December 31, 2004 and 2003, outstanding borrowings under the Revolving Credit Facility were $40.2 million and $17.2 million,

15

respectively. At December 31, 2004 the Companies had $14.6 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders.

Effective concurrently with the consummation of the DNE Sale (see note 4) on July 29, 2004, the lenders, released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications approved by the parties as a result of the DNE Sale and to establish revised financial and other covenant levels.

Alpine believes that existing cash and cash equivalents, cash provided by operations and working capital management of its Essex Electric subsidiary together with borrowings available under the Revolving Credit Facility will be sufficient to meet the capital needs of the Companies through 2005. Alpine estimates that Alpine Holdco capital expenditures for 2005 will be approximately $5 million. Alpine Holdco has implemented restructuring initiatives at its Essex Electric subsidiary to rationalize manufacturing capacity, lower expenditures and reduce working capital, which are expected to result in nonrecurring cash expenses of approximately $2.5 to $3.0 million during 2005. Alpine believes that Alpine Holdco will be in compliance with the financial covenants provided in the Revolving Credit Facility. However, the persistence of negative market pricing conditions experienced to date in 2005 may require Alpine Holdco to seek additional amendments in or waivers of certain financial covenants to remain in compliance under the Revolving Credit Facility.

Alpine Corporate

On August 4, 2003, the Company completed an exchange offer whereby holders of its common stock, $0.10 par value per share (the “Common Stock”) exchanged 3,479,656 shares for $4.3 million principal amount of 6% Junior Subordinated Notes (the “Subordinated Notes”) issued by the Company plus a nominal amount of cash in lieu of fractional notes. The Subordinated Notes were initially recorded at an amount equal to the fair market value of the Common Stock exchanged resulting in an initial discount of $1.4 million. The discount is being accreted over the term of the Subordinated Notes using a level interest method. The Subordinated Notes accrue interest at 6% per annum payable in cash semiannually each December 31 and June 30. The Subordinated Notes are the Company’s general unsecured obligations, subordinated and subject in right of payment to all of the Company’s existing and future senior indebtedness, which excludes trade payables incurred in the ordinary course of business. The Company will be required to repay one-eighth  of the outstanding principal amount of the Subordinated Notes commencing on June 30, 2007 and semiannually thereafter, so that all of the Subordinated Notes will be repaid by December 31, 2010. Accordingly, there are no principal payments due in 2005. The Company must offer to redeem all of the Subordinated Notes at the redemption price then in effect in the event of a change of control. The Subordinated Notes were issued under an indenture that does not subject the Company to any financial covenants. During the twelve month period ended December 31, 2004, the Company retired $0.2 million of the Subordinated Notes.

On June 23, 2003, Alpine completed a private placement of 8,287 shares of a new issue of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the board of directors out of funds legally available for payment, cash dividends at an annual rate of $30.40 per share. The Series A Preferred Stock, originally was convertible into Common Stock, at the option of the holder, at the rate of 691 shares of Common Stock per share of Series A Preferred. As a result of a special dividend declared by the Company discussed below, the conversion rate increased to 743.01 shares of Common Stock per share of Series A Preferred. Since the market price of the Common Stock on the subscription date (June 23, 2003) was $0.76 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $1.2 million was recorded as a reduction to the mandatorily redeemable series A cumulative preferred stock line of the balance sheet with the offset to capital in excess of par. The beneficial conversion feature was recorded as a dividend as of December 29, 2004 when the privately placed Series A Preferred Stock became convertible following the increase in authorized but unissued shares of Common Stock from 25 million to 50 million shares.

16

The Company may cause conversion of the Series A Preferred Stock into Common Stock if the Common Stock is then listed on the New York Stock Exchange (NYSE) or the American Stock Exchange or is traded on the Nasdaq National Market System and the average closing price per share of the Common Stock for any 20 consecutive trading days equals or exceeds 300% of the conversion price then in effect. The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three-year period commencing on December 31, 2009 at the liquidation value of $380 per share, plus accrued and unpaid dividends. Additionally, if the Company experiences a change in control it will, subject to certain limitations, offer to redeem the Series A Preferred Stock at a cash price of $380 per share plus (i) accrued and unpaid dividends and (ii) if the change of control occurs prior to December 31, 2007, all dividends that would be payable from the redemption date through December 31, 2007.

On November 10, 2003, the Company completed the sale of 9,977 shares of Series A Preferred Stock pursuant to a rights offering to holders of the Common Stock. Common Stock holders were offered a right to purchase one share of Series A Preferred Stock at a price of $380 per share for each 500 shares of common stock held on September 29, 2003. The terms of the Series A Preferred Stock are the same as that purchased by the officers and directors in the private placement discussed above. Total proceeds received from the sale were $3.8 million. The recording of dividends, if any, on the Series A Preferred Stock will reduce the Company’s earnings per share in the period recorded. Since the market price of the Common Stock on the date of issuance (November 10, 2003) was $0.92 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $2.6 million was recorded. This was recorded as a dividend during 2003 since the shares were immediately convertible, offset with a credit to capital in excess of par.

Holders of the Series A Preferred Stock are entitled to vote their shares on an as-converted basis together with the Company’s common stockholders. In addition, the Company may not (a) enter into a merger, sale of all or substantially all of its assets or similar transaction without the approval of holders of at least a majority of the shares of Series A Preferred Stock, or (b) alter or change the powers, preferences or special rights (including, without limitation, those relating to dividends, redemption, conversion, liquidation preference or voting) of the shares of Series A Preferred Stock so as to affect them materially and adversely, or issue any senior stock, without the approval of holders of at least a majority of the shares of Series A Preferred Stock. In the event of any liquidation, dissolution or winding up of Alpine, after the payment of the liquidation preference in respect of any senior stock, holders of the Series A Preferred Stock will be entitled to receive the liquidation price of $380 per share plus an amount equal to (a) if the liquidation, dissolution or winding up occurs prior to December 31, 2007, all dividends that would be payable on a share of Series A Preferred Stock from the date of liquidation, dissolution or winding up through December 31, 2007 and (b) any accrued and unpaid dividends to the payment date, before any payment is made to the holders of common stock or any other junior securities, subject to certain exceptions. Proceeds from the sale of the Series A Preferred Stock were used to reduce existing indebtedness and for general corporate purposes.

During the third quarter of 2004, Alpine Holdco distributed to Alpine the proceeds from the DNE Sale, net of expenses, of approximately $38 million in accordance with a consent from the lenders under the Revolving Credit Facility. Federal taxes payable on this transaction were paid on March 15, 2005 out of the proceeds.

On August 24, 2004, Alpine declared a special dividend of up to $0.40 per share of Common Stock and a special dividend of $103.65 per share on its Series A Preferred Stock to shareholders of record on September 14, 2004 (the “Record Date”). The amount of the special dividend in respect of the Common Stock was reduced to $0.36 per share, to adjust for additional shares of Common Stock issued by the Company between August 24, 2004 and the Record Date. This resulted in special dividend payments of $4.9 million in respect of the Common Stock and $1.5 million in respect of the Series A Preferred Stock. Under the respective terms of the stock based compensation plans of the Company, the Company is required to allocate a deemed dividend in respect of shares of restricted Common Stock granted and unvested and/or deposited and credited to participant accounts under the Alpine Deferred Stock Account Plan in an amount equal to any cash dividend paid in respect of the Common Stock. Accordingly, on September 30, 2004, the Company declared, but did not yet pay, a total deemed dividend of $0.9 million, $0.6 million of which was recorded to compensation expense during 2004. The remainder will be amortized over the vesting period of such unvested or deferred shares of Common Stock. Any payment of future cash dividends and the amounts thereof will be dependent upon the Company’s earnings, financial requirements and other factors, including contractual obligations.

During 2004, 3,477 shares of Series A Preferred Stock were converted into approximately 2.4 million shares of Common Stock.

17

As of December 31, 2004 Alpine had unrestricted cash, cash equivalents and marketable securities of approximately $36.4 million. Alpine’s current and anticipated sources of liquidity include existing cash and cash equivalents, and management fees from Alpine Holdco. Pursuant to a management agreement with Alpine Holdco dated December 11, 2002, so long as no event of default exists or is created by such payment under the Revolving Credit Facility, Alpine is entitled to receive from Alpine Holdco an annual management fee (together with any unpaid management fees from prior years), which (effective January 1, 2004) was increased from $1.0 million to $1.8 million, and is reimbursed for all direct costs incurred by it related to the business of Alpine Holdco. Alpine’s ability to receive distributions from Alpine Holdco is restricted under the terms of the Revolving Credit Facility to a maximum of $1.8 million of the aforementioned management fee, amounts representing Alpine’s tax liability in respect of the operations of Alpine Holdco plus $250,000 per year. Alpine is also entitled to be reimbursed for all direct costs incurred by it related to the business of Holdco.

During 2001 and 2002, the Company entered into commercial transactions intended to offset the potential impact of interest rate changes on the Company’s investments, including the investment of the net cash proceeds from the sale of an equity investment and established a tax contingency reserve on its balance sheet corresponding to the realized benefits. At December 31, 2004, the Company has reserved $16.4 of the related benefit and interest and the amount has been recorded under other long-term liabilities. The Company does not anticipate that any portion of the tax contingency reserve will become payable in the next twelve months.

Since 1993, Alpine has been a party to a guaranty of Superior’s lease obligations relating to Superior’s manufacturing facility in Brownwood, Texas. The lease currently provides for monthly payments of $56,000 subject to adjustments for changes in the consumer price index. The lease term expires in 2018 but may be extended through 2033. As such, the maximum potential amount of future payments under the guaranty through 2018 would be approximately $9 million. Any further extensions would amount to a guarantee of approximately $0.7 million per year. While Alpine’s continuing obligations, if any, under the guaranty are not free from doubt, the Company believes the facility and underlying lease are valuable assets of Superior and expects that Superior will perform as tenant thereunder and continue to pay its obligations. In addition, Alpine would have a claim for indemnification and reimbursement from Superior in respect of any amounts paid by Alpine as guarantor. The operations of Superior Cables Ltd. are funded and financed separately, with recourse to Superior Cables Ltd. but otherwise on a non-recourse basis to Alpine.

Contractual Obligations

Alpine has the following minimum commitments under contractual obligations, including purchase obligations, as defined by the U.S. Securities and Exchange Commission. A “purchase obligation” is defined as an agreement to purchase goods or services that is enforceable and legally binding and that specifies all significant terms. Operating leases are long-term obligations relating primarily to the Company’s leased facilities. The Revolving Credit Facility is classified as short-term in the balance sheet (See Note 7 to the consolidated financial statements) but included in this table based on the maturity date. As of December 31, 2004, the Company’s contractual obligations were as follows (in thousands):

	2005	2006- 2007	2008- 2009	2010 and after	Total

Revolving Credit Facility(a)	$2,435	$44,976	$—	$—	$47,411
6% Junior Subordinated Notes(b)	—	1,046	2,092	1,046	4,184
Other Debt	386	—	—	—	386
Series A Preferred Stock(c)	—	—	462	5,083	5,545
Operating leases	2,216	3,176	1,221	899	7,512
Purchase obligations(d)	17,122	—	—	—	17,122
Total	$22,159	$49,198	$3,775	$7,028	$82,160

——————

(a)

The stated maturity of the Revolving Credit Facility is December 11, 2007. The total maximum commitment is for $70 million. The interest rates on this facility are variable based upon LIBOR or Prime Rates plus certain fixed margins. The average rate, including margin, as of December 31, 2004 was 6.05%. See Note 7 to the consolidated financial statements for a description of the classification of the Revolving Credit Facility as an obligation due in less than one year as required under accounting principles generally accepted in the United States of America. An estimate of the interest expense obligation is included for each period as presented up

18

until the December 11, 2007 stated maturity date. The interest was computed using the December 31, 2004 balance in the Revolving Credit Facility ($40,250) and the interest rate in effect as of December 31, 2004 (6.05%).

(b)

The 6% Junior Subordinated Notes are presented on a gross basis (before discount). The $3,122 included the long term debt in the December 31, 2004 balance sheet and in Note 8 of the consolidated financial statements is net of a $1,062 unamortized discount, which represents the difference between the exchange offer rate of $1.25 per share and the $.85 per share closing price of the Common Stock upon consummation of the exchange offer on August 4, 2003. The discount is being amortized through the date of maturity of the notes, including $0.2 million for the year ended December 31, 2004. These notes are payable in semi-annual installments of approximately $0.5 million beginning June 2007.

(c)

The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three-year period commencing on December 31, 2009 at the liquidation value of $380 per share. The Series A Preferred Stock may be converted into Common Stock at the option of the holder any time or by the Company upon the occurrence of certain specified events.

(d)

At December 31, 2004 the Company had committed approximately $17.1 million to outside vendors for the purchase of goods and services, of which approximately $1.1 million was related to certain capital projects. The remainder was primarily for inventory and other supply items.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements or financing arrangements involving variable interest entities.

Since 1993, Alpine has been a party to a guaranty of Superior’s lease obligations relating to Superior’s manufacturing facility in Brownwood, Texas. The lease currently provides for monthly payments of $56,000 subject to adjustments for changes in the consumer price index. The lease term expires in 2018 but may be extended through 2033. As such, the maximum potential amount of future payments under the guaranty through 2018 would be approximately $9 million. Any further extensions would amount to a guarantee of approximately $0.7 million per year. Since the guarantee was issued prior to and has not been modified after December 31, 2002, a liability for the fair value of the obligation is not recorded in the consolidated financial statements. While Alpine’s continuing obligations, if any, under the guaranty are not free from doubt, the Company believes the facility and underlying lease are valuable assets of Superior and expects that Superior will perform as tenant and continue to pay its obligations. In addition, Alpine would have a claim for indemnification and reimbursement from Superior in respect of any amounts paid by Alpine as guarantor.

The Company is not a party to any other guarantees. (See Note 1 to the consolidated financial statements for further discussion).

Other

Trading in Alpine’s Common Stock was suspended by the NYSE on July 10, 2002 and the Common Stock was subsequently delisted. The Common Stock is currently traded on the OTC bulletin board under the symbol APNI.OB. The delisting of the Common Stock could impact Alpine’s ability to raise funds in the equity markets in the future.

Derivative Financial Instruments

The market prices of copper, the Company’s most significant raw material, experience marked fluctuations, thereby subjecting the Company to commodity price risk. The Company, to a limited extent, uses or has used forward fixed price contracts to manage such commodity price risks. The Company does not hold or issue financial instruments for investment or trading purposes. The Company is exposed to credit risk in the event of nonperformance by counter parties; however, the Company does not anticipate such nonperformance.

Critical Accounting Policies

The Company’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. In the preparation of these financial statements, management makes judgments, estimates and assumptions that affect the reported amounts of assets and liabilities at the date of

19

the financial statements and the reported consolidated amounts of revenues and expenses during the reporting period. The significant accounting policies followed in the preparation of the consolidated financial statements are detailed in Note 1 to the consolidated financial statements. Management believes that the application of policies regarding the establishment of allowances for discounts and sales incentives, reserves for inventories, potential impairment of long-lived assets, valuation allowances for deferred tax assets, tax contingencies and certain accrued expenses involve significant levels of judgments, estimates and complexity.

Allowances for discounts and sales incentives are made at the time of sale based on incentive programs available to the customer. The cost of these programs is dependent on various factors including the timing of the sale and the volume of sales achieved by the customer. The Company monitors these factors and records estimated obligations based on current sales levels as a reduction of revenue over the periods earned.

The Company’s allowances for surplus and obsolete inventory are based on estimates of future sales and production. Changes in demand and product design can have an impact on these estimates. The Company periodically evaluates and updates assumptions when assessing the adequacy of inventory allowances.

The Company reviews long-lived assets for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of the asset to the undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows an impairment charge is recognized in the amount by which the carrying amount exceeds the fair value of the asset. Assumptions and estimates with respect to estimated future cash flows used in the evaluation of long-lived asset are subject to a high degree of judgment and complexity.

The Company has undergone several restructuring activities during the past few years. Since January 1, 2003, costs associated with the restructuring are recorded in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 146 “Accounting for Cost Associated with Exit or Disposal Activities”, whereby costs associated with an exit or disposal activity are recognized when the liability is incurred. The costs associated with such activities, to the extent that they are of a non-recurring nature due to the restructuring activity, are recorded in a separate line in the income statement labeled “Restructuring and other charges”. This line is included in operating income.

Valuation allowances for deferred tax assets are established when it is estimated it is more likely than not that the tax assets will not be realized. These estimates are based on projections of future income in certain tax jurisdictions. Changes in industry conditions and the competitive environment may have an impact on the accuracy of the Company’s projections.

Significant judgment is required in determining consolidated income tax provision and evaluating the U.S. tax position. It is the Company’s policy to maintain tax contingency reserves for potential tax audit issues. The Company reviews the reserves as circumstances warrant and adjusts the reserves as events occur that affect its potential liability for additional taxes, such as lapsing of applicable statues of limitations, conclusion of tax audits, additional exposure based on current calculations, identification of new issues or rendering of court decisions affecting a particular tax issue. Tax reserve contingencies and changes to the reserves are evaluated and recorded in the Company’s tax provision in the period in which the above noted events occur.

The Company is involved in various legal proceedings and contingencies. Liabilities for these matters are recorded in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 5, “Accounting for Contingencies”. SFAS 5 requires a liability to be recorded based on management’s estimate of the probable cost of the resolution of a contingency. The actual resolution of these contingencies may differ from such estimates. If a contingency is settled for an amount greater than the Company’s estimate, a future charge to income would result. Likewise if a contingency is settled for an amount that is less than they Company’s estimate, a future credit to income would result.

Due to the level of judgment, complexity and period of time over which many of these items are resolved, actual results could differ from those estimated at the time of preparation of the consolidated financial statements. Adjustments to these estimates would have an impact on the Company’s financial position and future results of operations.

20

New accounting standards

In November 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 151, “Inventory Costs, an amendment of Accounting Research Bulletin (ARB) No. 43, Chapter 4 Inventory Pricing”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This statement is effective October 1, 2005. The Company is assessing the potential impacts of this pronouncement, but does not believe that SFAS No. 151 will have a material effect on its financial position, results of operations or cash flows.

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment “ , that requires companies to expense the value of employee stock options and similar awards. SFAS No. 123R is effective for public companies in interim and annual periods beginning after June 15, 2005, and applies to all outstanding and unvested share-based payment awards at the adoption date. The Company is in the process of evaluating the impact that the adoption of SFAS No. 123R will have to its financial position and results of operations and cash flows.

In March of 2004, the EITF reached consensus on the disclosure guidance provided in EITF Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments”. Under EITF 03-1, an investment is impaired if the fair value of the investment is less than its cost including adjustments for amortization, accretion, foreign exchange, and hedging. An impairment would be considered other-than-temporary unless a) the investor has the ability and intent to hold an investment for a reasonable period of time sufficient for the recovery of the fair value up to (or beyond) the cost of the investment and b) evidence indicating that the cost of the investment is recoverable within a reasonable period of time outweighs evidence to the contrary. This new guidance for determining whether the decline in fair value of investment is other-than-temporary was to be effective for reporting periods beginning after June 15, 2004. In September of 2004, the FASB issued FSP EITF Issue 03-1-1, which suspended the effective date for the measurement and recognition guidance included in EITF 03-1 related to other-than-temporary impairment pending additional implementation guidance. The Company will evaluate the impact of the accounting provisions of EITF 03-01 once final guidance is issued.

In December of 2004, the FASB issued SFAS No. 153, “Exchanges of Non-Monetary Assets an amendment of APB Opinion No. 29.” SFAS No. 153 amends the definition of “exchange” or “exchange transaction” and expands the list of transactions that would not meet the definition of non-monetary transfer. SFAS No. 153 is not expected to have a significant impact on the results of operations or equity of the Company.

Item 7a. Quantitative and Qualitative Disclosures about Market Risk

The Company’s exposure to market risk primarily relates to interest rates payable in respect of indebtedness outstanding from time to time under the Revolving Credit Facility (see preceding table on Contractual Obligations) and copper futures used to minimize the price risk associated with copper prices (see Derivative Financial Instruments). A potential change in annual interest expense resulting from a hypothetical one percent change in interest rates would have had an impact on the Company’s results in 2004 of approximately $0.3 million. The cost of copper, the Company’s most significant raw material has been subject to significant volatility over the past several years. In anticipation of a significant reduction in inventory levels in 2003, the Company entered into copper futures sales contracts to minimize the price risk associated with declining copper costs. These contracts were liquidated throughout the year in step with the decreases in inventory . In December 2004, the Company purchased approximately $9 million of copper inventory for use in the production process in the first quarter of 2005. In connection with these purchases, the Company entered into copper futures contracts to match the copper price to the consumption period. These contracts were marked to market at December 31, 2004, resulting in a charge to earnings of $0.4 million. These contracts were subsequently liquidated in the first quarter of 2005.

Item 8. Financial Statements and Supplementary Data

Alpine’s consolidated financial statements as of December 31, 2004 and 2003 and financial statement schedules for each of the years in the three-year period ended December 31, 2004 and the report of the independent registered public accounting firm thereon required under Regulation S-X are submitted herein as a separate section following Item 15 of this report.

Item 9. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

21

Item 9a. Controls and Procedures

Evaluation of Controls and Procedures

As of the end of the period covered by this Annual Report on Form 10-K, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures was carried out by the Company under the supervision and with the participation of the Company’s management, including the Chief Executive Officer and Chief Financial Officer. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were effective at a reasonable assurance level as of the end of the period covered by this Annual Report on form 10-K. A system of controls, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the system of controls are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. There have been no changes in the Company’s internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

Except for the historical information herein, the matters discussed in this annual report on form 10-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, prediction and timing of customer orders, the impact of competitive products and pricing, changing economic conditions, including changes in short term interest rates and other risk factors detailed in the Company’s most recent filings with the Securities and Exchange Commission.

22

PART III

Item 10. Directors and Executive Officers of Registrant

The information required by this item will be filed by amendment to this Form 10-K.

Item 11. Executive Compensation

The information required by this item will be filed by amendment to this Form 10-K.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The information required by this item will be filed by amendment to this Form 10-K.

Item 13. Certain Relationships and Related Transactions

The information required by this item will be filed by amendment to this Form 10-K.

Item 14. Principal Accounting Fees and Services

The information required by this item will be filed by amendment to this Form 10-K.

23

PART IV

Item 15. Exhibits, Financial Statement Schedules, and Reports On Form 8-K

(a)(1), (a)(2) See the separate section of this report following Item 15 for a list of financial statements and schedules filed herewith.

(a)(3) Exhibits as required by Item 601 of Regulation S-K are listed in Item 15(b) below.

(b) Exhibits

Exhibit Number	Description

2(a)

Purchase Agreement, dated October 31, 2002, by and among Superior TeleCom Inc., Superior Telecommunications Inc., Essex International Inc., Essex Group, Inc., The Alpine Group, Inc. and Alpine Holdco Inc. (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of Alpine for the quarter ended September 30, 2002).

3(a)	Certificate of Incorporation of Alpine (incorporated herein by reference to Exhibit 3(a) to the Annual Report on Form 10-K of Alpine for the year ended April 30, 1995 (the “1995 10-K”)).
3(b)

Amendment to the Certificate of Incorporation of Alpine (incorporated herein by reference to Exhibit 3(aa) of Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 33-53434) of Alpine, as filed with the Commission on May 12, 1993).

3(c)

Certificate of the Powers, Designations, Preferences and Rights of the 9% Cumulative Convertible Preferred Stock of Alpine (incorporated herein by reference to Exhibit 1 to the Quarterly Report on Form 10-Q of Alpine for the quarter ended January 31, 1989).

3(d)	By-laws of Alpine (incorporated herein by reference to Exhibit 3(g)to the 1995 10-K).
3(e)

Certificate of the Powers, Designations, Preferences and Rights of the Series A Cumulative Convertible Preferred Stock of Alpine (incorporated herein by reference to Exhibit 3.1 to the Quarterly Report on Form 10Q of Alpine for the quarter ended June 30, 2003 (the “June 30, 2003 10-Q”)).

3(f)*	Certificate of Amendment of Certificate of Incorporation of Alpine dated December 29, 2004.
4(a)

Rights Agreement, dated as of February 17, 1999, between Alpine and American Stock Transfer & Trust Company, as Rights Agent (incorporated herein by reference to Exhibit 4.1 to the Form 8-A of Alpine, as filed with the Commission on February 18, 1999).

4(b)

Amendment No. 1, dated March 10, 2003, to the Rights Agreement, dated as of February 17, 1999, between The Alpine Group, Inc. and American Stock Transfer & Trust Company, as rights agent (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of Alpine filed on March 11, 2003).

4(c)

Indenture dated as of August 4, 2003 between Alpine and American Stock Transfer & Trust Company, as Trustee, relating to Alpine 6% junior subordinated notes (incorporated herein by reference to Exhibit 4.1 to the June 30, 2003 10-Q).

10(a)

Amended and Restated 1984 Restricted Stock Plan of Alpine (incorporated herein by reference to Exhibit 10.5 to the Registration Statement on Form S-4 (Registration No. 33-9978)of Alpine, as filed with the Commission on October 5, 1993 (the “S-4 Registration Statement”)).

10(b)	Amended and Restated 1987 Long-Term Equity Incentive Plan of Alpine (incorporated herein by reference to Exhibit 10.4 to the S-4 Registration Statement).
10(c)	Employee Stock Purchase Plan of Alpine (incorporated herein by reference to Exhibit B to the proxy statement of Alpine dated August 22, 1997).
10(d)	1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(tt)to the 1997 10-K).
10(e)	Stock Compensation Plan for Non-Employee Directors of Alpine (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Alpine for the quarter ended January 30, 1999).
10(f)

Lease Agreement by and between ALP(TX)QRS 11-28, Inc., and Superior TeleTec Transmission Products, Inc., dated as of December 16, 1993 (incorporated herein by reference to Exhibit (i)to the Quarterly Report on Form 10-Q of Alpine for the quarter ended January 31, 1994).

10(g)	First Amendment to Lease Agreement, dated as of May 10, 1995, by and between ALP (TX)QRS 11-28, Inc. and Superior TeleTec Inc. (incorporated herein by reference to Exhibit 10(o)to the 1995 10-K).

24

Exhibit Number	Description

10(h)

Second Amendment to Lease Agreement, dated as of July 21, 1995, by and between ALP(TX)QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(x) to the 1995 10-K).

10(i)

Third Amendment to Lease Agreement, dated as of October 2, 1996, by and between ALP(TX)QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10.8 to the Registration Statement on Form S-1 (Registration No. 333-09933) of Superior TeleCom, as filed with the Commission on August 9, 1996, as amended (the “TeleCom S-1”)).

10(j)

First Amendment to Guaranty and Surety Agreement, dated as of October 2, 1996, among the Company, Superior TeleCom and ALP (TX)QRS 11-28, Inc. (incorporated herein by reference to Exhibit 10.12 to the TeleCom S-1).

10(k)

Employment Agreement, dated as of April 26, 1996, by and between Alpine and Steven S. Elbaum (incorporated herein by reference to Exhibit 10(q) Annual Report on Form 10-K of Alpine for the year ended April 30, 1996 (the “1996 10-K”).

10(l)

Second Amendment, dated May 14, 2003, to the Loan and Security Agreement by and among the lenders identified on the signature pages thereof (together with their respective successors and assigns), Congress Financial Corporation, as documentation agent, Foothill Capital Corporation, as arranger and administrative agent, Alpine Holdco Inc., DNE Manufacturing and Service Company, DNE Technologies, Inc., Essex Electric Inc. as borrowers, and DNE Systems, Inc. as a credit party (incorporated herein by reference to the Quarterly Report on Form 10-Q of Alpine for the quarter ended March 31, 2003).

10(m)

Third Amendment, dated May 31, 2003, to the Loan and Security Agreement by and among the lenders identified on the signature pages thereof (together with their respective successors and assigns), Congress Financial Corporation, as documentation agent, Foothill Capital Corporation, as arranger and administrative agent, Alpine Holdco Inc., DNE Manufacturing and Service Company, DNE Technologies, Inc., Essex Electric Inc. as borrowers, and DNE Systems, Inc. as a credit party (incorporated herein by reference to the June 30, 2003 10-Q).

10(n)	Amendment No. 1, dated as of March 15, 1999, to The Alpine Group, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(ll)to the 1999 10-K).
10(o)	Amendment No. 2, dated as of April 1, 1999, to The Alpine Group, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(mm)to the 1999 10-K).
10(p)	Amendment No. 3, dated as of May 14, 1999, to The Alpine Group, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(nn)to the 1999 10-K).
10(q)

Fourth Amendment to Lease Agreement, dated as of November 27, 1998, between ALP (TX)QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(x) to the Annual Report on Form 10-K of Superior TeleCom Inc. for the year ended December 31, 1999 (the “Superior 1999 10-K”).

10(r)

Second Amendment to Guaranty and Suretyship Agreement, dated as of November 27, 1998, among ALP (TX)QRS 11-28, Inc., Superior TeleCom and Alpine (incorporated herein by reference to Exhibit 10(y)to the Superior 1999 10-K).

10(s)

The Alpine Group, Inc. Deferred Stock Account Plan (incorporated herein by reference to Exhibit 10(ss) to the Annual Report on Form 10-K of the Company for the year ended December 31, 2000 (the “2000 10-K”).

10(t)

Amendment Number One to The Alpine Group, Inc. Senior Executive Retirement Plan (Amended and Restated as of January 1, 2001) (incorporated herein by reference to Exhibit 10(ggg) to the Annual Report on Form 10-K of Alpine for the year ended December 31, 2001 (the “2001 10-K”)).

10(u)

Fifth Amendment to Lease Agreement and Waiver, dated as of December 27, 2001, between ALP (TX) QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(yy) to the Annual Report on Form 10-K of Superior TeleCom Inc. for the year ended December 31, 2001 (“the Superior 2001 10-K”)).

25

Exhibit Number	Description

10(v)

Loan and Security Agreement, dated as of December 11, 2002, by and among the lenders identified on the signature pages thereof (together with their respective successors and assigns), Congress Financial Corporation (Southern), as documentation agent, Foothill Capital Corporation, as arranger and administrative agent, Alpine Holdco Inc., DNE Manufacturing and Service Company, DNE Technologies, Inc. and Essex Electric Inc., as borrowers, and DNE Systems, Inc., as a credit party (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Alpine filed on December 26, 2002).

10(w)

Amendment, dated January 3, 2003, to the Employment Agreement, dated as of April 26, 1996, by and between Alpine and Steven S. Elbaum (incorporated herein by reference to Exhibit 10(ll) to the Annual Report on Form 10-K of Alpine for the year ended December 31, 2002 (the “2002 10-K”)).

10(x)	Amended and Restated Employment Agreement, dated as of December 11, 2002, between Essex Electric Inc. and Harold M. Karp (incorporated herein by reference to Exhibit 10(mm) to the 2002 10-K).
10(y)	Management agreement dated December 11, 2002, between Alpine and Alpine Holdco Inc. (incorporated by reference to Exhibit 10(nn) to the 2002 10-K).
10(z)

Consent, Amendment and Waiver to Lease Agreement, dated as of December 11, 2002, between ST (TX) LP and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(oo) to the 2002 10-K).

10(aa)

Warrant dated December 11, 2002 from Essex Electric Inc. (“Essex”) issued to Superior Telecom Inc. (“Superior”) (incorporated by reference to Exhibit 10(aa) to the Annual Report on Form 10-K of Alpine for the year ended December 31, 2003 (the “2003 10-K”)).

10(bb)	Securityholders Agreement dated as of December 11, 2002 by and among Essex, Alpine Holdco (“Holdco”) and Superior (incorporated by reference to Exhibit 10(bb) of the 2003 10-K).
10(cc)	Amendment No. 1 to Securityholders Agreement dated September 23, 2002 by and among Essex, Holdco and Superior (incorporated by reference to Exhibit 10(cc) of the 2003 10-K).
10(dd)	Employment Arrangement between The Alpine Group, Inc. and K. Mitchell Posner, dated March 24, 2003 (incorporated reference to Exhibit 10(dd) of the 2003 10-K).
10(ee)	Employment Agreement between the Essex Electric Inc. and David A. Owen dated May 13, 2003 (incorporated by reference to Exhibit 10(ee) of the 2003 10-K).
10(ff)

Fourth Amendment, dated December 8, 2003, to Loan and Security Agreement by and among the lenders identified on the signature pages thereof (together with their respective successors and assigns), Wells Fargo Foothill, Inc., as agent and Congress Financial Corporation, as documentation agent, Alpine Holdco Inc., DNE Manufacturing and Services Company, DNE Technologies, Inc. and Essex Electric Inc., as borrowers, and DNE Systems, Inc., as credit party (incorporated herein by reference to Exhibit 10(ff) of the 2003 10-K).

10(gg)	Employment Agreement, dated as of April 26, 1996, by and between Alpine and Bragi F. Schut (incorporated herein by reference to Exhibit 10(s) to the 1996 10-K).
10(hh)	Employment Agreement, dated as of November 10, 1993, by and between Alpine and James R. Kanely (incorporated herein by reference to Exhibit 10(v) to the 1995 10-K).
10(ii)

Form of subscription agreement entered into on June 23, 2003 by certain officers and directors of Alpine in connection with the private placement of the Series A Preferred Stock (incorporated herein by reference to Exhibit 10(ii) of the 2003 10-K).

10(jj)

Stock Purchase Agreement between Alpine Holdco Inc. and Ultra Electronics Defense, Inc., dated as of June 18, 2004 (incorporated herein by reference to Exhibit 10(gg) to the Quarterly Report on Form
10-Q of Alpine for the period ended June 30, 2004).

10(kk)

Amendment Number One to The Alpine Group, Inc. Stock Compensation Plan for Non-Employee Directors, dated July 1, 2004 (incorporated herein by reference to Exhibit 10(jj) to the Quarterly Report on Form 10-Q of Alpine for the period ended September 30, 2004 (the “September 30, 2004 10-Q”).

10(ll)	Amendment Number One to The Alpine Group, Inc. Deferred Stock Account Plan, dated July 30, 2004 (incorporated herein by reference to Exhibit 10(kk) to the September 30, 2004 10-Q).

26

Exhibit Number	Description

10(mm)

Fifth Amendment to Loan and Security Agreement, dated November 10, 2004 by and among Alpine Holdco Inc. and Essex Electric Inc. as borrowers and Wells Fargo, Foothill, Inc. as agent for the lenders and as a lender, Congress Financial Corporation (Central), and the lenders from time to time party thereto (incorporated by reference to Exhibit 10(ll) to the September 30, 2004 10-Q).

10(nn)*

Sixth Amendment to Loan and Security Agreement, dated February 28, 2005 by and among Alpine Holdco Inc. and Essex Electric Inc. as borrower and Wells Fargo, Foothill, Inc. as agent for the lenders and as a lender, Congress Financial Corporation (Central), as documentation agent and as a lender, and the lenders from time to time party thereto.

21*	List of Subsidiaries.
23(a)*	Consent of Deloitte & Touche LLP.
31.1*	Certification of the Company’s Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification of the Company’s Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32*	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

——————

*

Filed herewith.

27

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 31, 2005
THE ALPINE GROUP, INC.

	By:	/s/ STEVEN S. ELBAUM
Steven S. Elbaum
Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ STEVEN S. ELBAUM	Chairman of the Board and Chief
Steven S. Elbaum	Executive Officer (principal executive officer)	March 31, 2005

/s/ DAVID A. OWEN	Chief Financial Officer (principal financial and	March 31, 2005
David A. Owen	and accounting officer)

/s/ KENNETH G. BYERS, JR .	Director	March 31, 2005
Kenneth G. Byers, Jr

/s/ RANDOLPH HARRISON	Director	March 31, 2005
Randolph Harrison

/s/ JOHN C. JANSING	Director	March 31, 2005
John C. Jansing

/s/ JAMES R. KANELY	Director	March 31, 2005
James R. Kanely

/s/ BRAGI F. SCHUT	Director	March 31, 2005
Bragi F. Schut

28

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and stockholders of

The Alpine Group, Inc.

Ft. Wayne, Indiana

We have audited the accompanying consolidated balance sheets of The Alpine Group, Inc. and subsidiaries (the “Company”) as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2004. Our audits also included the financial statement schedules listed in the Index at Item 15. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of The Alpine Group, Inc. and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements: (1) the Company reclassified a 2002 gain on early extinguishment of debt, previously recorded as extraordinary items, to other income (expense) to conform to Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections”; and (2) the Company changed its method of accounting for costs associated with exit or disposal activities in 2003 to conform to Statement of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.”

DELOITTE & TOUCHE LLP

Indianapolis, Indiana

March 31, 2005

F-2

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2004	December 31, 2003

ASSETS
Current assets:
Cash and cash equivalents	$611	$465
Marketable securities, at fair value (Note 1)	35,827	6,761
Accounts receivable (less allowance for doubtful accounts of $387 and $263 at December 31, 2004 and 2003, respectively)	41,091	32,328

Inventories, net (Note 2)	30,417	37,169
Current assets of discontinued operations (Note 4)	—	7,534
Other current assets	4,992	3,577
Total current assets	112,938	87,834
Property, plant and equipment, net (Note 3)	16,927	15,241
Assets of discontinued operations (Note 4)	—	1,766
Deferred income taxes (Note 13)	264	—
Other assets	2,658	2,947
Total assets	$132,787	$107,788

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility (Note 7)	$40,250	$17,189
Current portion of long-term debt (Note 8)	386	137
Accounts payable	14,010	21,088
Accrued expenses (Note 6)	11,054	11,247
Current liabilities of discontinued operations (Note 4)	—	2,223
Accrued income taxes	5,247	47
Deferred income taxes (Note 13)	8,182	7,644
Total current liabilities	79,129	59,575

Long-term debt, less current portion (Note 8)	3,122	3,777
Deferred income taxes (Note 13)	—	1,419
Other long-term liabilities (Note 9)	17,842	17,651
Warrant (Note 5)	936	1,000
Minority interest in subsidiary	2,218	2,686
Liabilities of discontinued operations (Note 4)	—	157
Mandatorily redeemable series A convertible preferred stock (18,264 shares issued and 14,697 and 18,174 shares outstanding at December 31, 2004 and 2003, respectively) (Note 18)	5,545	5,665
Commitments and contingencies (Notes 8, 13 and 16)
Stockholders’ equity:
9% cumulative convertible preferred stock at liquidation value	177	427
Common stock, $.10 par value; (50,000,000 and 25,000,000 authorized; and 24,670,054 and 22,146,884 shares issued at December 31, 2004 and 2003, respectively)	2,467	2,214
Capital in excess of par value	168,446	165,706
Accumulated other comprehensive income (loss)	(20)	57
Accumulated deficit	(52,955)	(58,201)
Treasury stock, at cost (10,929,985 and 11,109,872 shares at December 31, 2004 and 2003, respectively)	(93,705)	(93,861)
Receivable from stockholders	(415)	(484)
Total stockholders’ equity	23,995	15,858
Total liabilities and stockholders’ equity	$132,787	$107,788

The accompanying notes are an integral part of these consolidated financial statements.

F-3

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31,
	2004	2003	2002

Net sales	$315,894	$302,112	$1,364,007
Cost of goods sold	296,338	286,947	1,208,774
Gross profit	19,556	15,165	155,233
Selling, general and administrative expenses	24,945	31,601	132,942
Restructuring and other charges	3,896	13,552	36,485
Loss on asset sale and impairments (Notes 1 and 14)	335	592	463,716
Operating loss	(9,620)	(30,580)	(477,910)
Interest expense (Note 1)	(3,039)	(3,676)	(104,819)
Gain on cancellation of equity investment in Superior (Note 1)	—	854,262	—
Loss on investments in securities	—	—	(4,085)
Other income (expense), net (Note 1)	(264)	70	598
Income (loss) from continuing operations before income taxes, distributions on preferred securities of subsidiary trust, minority interest, equity in net loss of affiliate, extraordinary item and cumulative effect of accounting change	(12,923)	820,076	(586,216)
Benefit for income taxes	5,312	10,709	95,323
Income (loss) from continuing operations before distributions on preferred securities of subsidiary trust, minority interest, equity in earnings of affiliate, extraordinary item and cumulative effect of accounting change	(7,611)	830,785	(490,893)
Distributions on preferred securities of subsidiary trust	—	—	(15,223)
Income (loss) from continuing operations before minority interest, equity in earnings of affiliate, extraordinary item and cumulative effect of accounting change	(7,611)	830,785	(506,116)
Minority interest in losses of subsidiary	468	526	3,462
Equity in net loss of affiliate	—	(86)	(136)
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	(7,143)	831,225	(502,790)
Discontinued operations (Note 4):
Income from discontinued operations, net of tax of $1,115, $1,897 and $642 respectively	1,502	3,551	3,721
Gain on sale of DNE, net of taxes of $10,275	19,081	—	—
Income (loss) before extraordinary item and cumulative effect of accounting change	13,440	834,776	(499,069)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS — Continued
(in thousands, except per share data)

	Year Ended December 31,
	2004	2003	2002

Extraordinary gain from unallocated negative goodwill	—	—	12,554
Cumulative effect of accounting change for goodwill impairment net of minority interest	—	—	(388,086)
Net income (loss)	13,440	834,776	(874,601)
Preferred stock dividends	(2,044)	(206)	(38)
Preferred stock dividends beneficial conversion feature	(1,203)	(2,550)	—
Net income (loss) applicable to common stock	$10,193	$832,020	$(874,639)

Net income (loss) per share of common stock:
Basic:
Income (loss) attributable to common stock from continuing operations before extraordinary item and cumulative effect of accounting change	$(0.77)	$60.13	$(33.86)
Income from discontinued operations	0.11	0.26	0.25
Gain on sale of DNE	1.42	—	—
Extraordinary items	—	—	0.85
Cumulative effect of accounting change	—	—	(26.13)
Net income (loss) per basic share of common stock	$0.76	$60.39	$(58.89)

Diluted:
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	$(0.77)	$51.01	$(33.86)
Income from discontinued operations	0.11	0.22	0.25
Gain on sale of DNE	1.42	—	—
Extraordinary items	—	—	0.85
Cumulative effect of accounting change	—	—	(26.13)
Net income (loss) per diluted share of common stock	$0.76	$51.23	$(58.89)

Weighted average shares outstanding:
Basic	13,440	13,778	14,851

Diluted	13,440	16,240	14,851

The accompanying notes are an integral part of these consolidated financial statements.

F-5

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
(in thousands, except share data)

	Year Ended December 31,
	2004		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount

Common stock:
Balance at beginning of period	22,146,884	$2,214	22,084,694	$2,208	21,923,705	$2,192
Employee stock purchase plan	—	—	—	—	153,053	15
Compensation expense related to stock options and grants	—	—	—	—	7,936	1
Shares issued pursuant to the Series A Preferred Stock conversion	2,403,543	241	62,190	6	—	—
Exercise of stock options	119,627	12	—	—	—	—
Balance at end of period	24,670,054	$2,467	22,146,884	$2,214	22,084,694	$2,208

Capital in excess of par value:
Balance at beginning of period		$165,706		$165,195		$163,425
Effect of subsidiaries’ equity transactions		—		—		1,410
Employee stock purchase plan		—		—		124
Compensation expense related to restricted stock and certain stock options, less vested shares released from Treasury		1,580		(3,270)		236
Beneficial conversion feature on preferred stock recorded at issuance		—		3,753		—
Shares issued pursuant to the Series A Preferred Stock Conversion		1,081		28		—
Exercise of stock options		79		—		—
Balance at end of period		168,446		165,706		165,195

9% cumulative convertible preferred stock:
Balance at beginning of period	427	427	427	427	427	427
Redemption of 9% Preferred Stock	(250)	(250)	—	—	—	—
Balance at end of period	177	177	427	427	427	427

Accumulated other comprehensive income (loss):
Balance at beginning of period		57		(11,597)		(7,929)
Reversal of other comprehensive loss associated with Superior (Note 1)		—		11,624		—
Foreign currency translation adjustment		—		—		1,104

The accompanying notes are an integral part of these consolidated financial statements.

F-6

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT) — Continued
(in thousands, except share data)

	Year Ended December 31,
	2004		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount

Additional minimum pension liability (net of tax benefit of $3,554)		—		—		(6,316)
Realized net losses in value of securities (net of tax benefit of $6 and $2,851for 2004 and 2002, respectively)		9		—		4,277
Change in unrealized gains (losses) on securities, (net of tax benefit of $35, $32, and $2,011, respectively)		(62)		30		(4,258)
Change in minimum pension liability (net of tax benefit of $17)		(24)		—		—
Change in unrealized gain on derivatives		—		—		1,525
Balance at end of period		(20)		57		(11,597)
Accumulated deficit:
Balance at beginning of period		(58,201)		(890,221)		(15,582)
Net income (loss)		13,440		834,776		(874,601)
Dividends on preferred stock		(2,044)		(206)		(38)
Dividends on common stock		(4,947)		—		—
Preferred stock dividends, beneficial conversion feature		(1,203)		(2,550)		—
Balance at end of period		(52,955)		(58,201)		(890,221)
Treasury stock:
Balance at beginning of period	(11,109,872)	(93,861)	(7,963,203)	(94,574)	(8,018,495)	(95,592)
Purchase of treasury stock	—	—	—	—	(37,712)	(76)
Conversion of common stock to junior subordinated notes	—	—	(3,479,656)	(2,959)	—	—
Stock options and grants	199,481	196	332,987	3,672	93,004	1,094
Reverse / forward split redemptions (Note 22)	(19,594)	(40)	—	—	—	—
Balance at end of period	(10,929,985)	(93,705)	(11,109,872)	$(93,861)	(7,963,203)	(94,574)

Receivable from stockholders:
Balance at beginning of period		(484)		(553)		(872)

Forgiveness of Officers’ loans		69		69		319
Balance at end of period		(415)		(484)		(553)
Total stockholders’ equity (deficit)		$23,995		$15,858		$(829,115)

Comprehensive income (loss)		$13,363		$846,430		$(878,269)

The accompanying notes are an integral part of these consolidated financial statements.

F-7

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Cash flows from operating activities:
Income (loss) before extraordinary item and cumulative effect of accounting change	$13,440	$834,776	$(499,069)
Adjustments to reconcile income (loss) from continuing operations to net cash (used for) provided by operating activities:
Gain on sale of DNE	(29,356)	—	—
Depreciation	1,146	1,105	41,270
Loss on asset sales and subsidiary stock, net of impairments	496	663	481,766
Gain on early extinguishment of debt, net of tax	—	—	(1,389)
Deferred distributions on subsidiary Trust Convertible Preferred Securities	—	—	15,424
Gain on cancellation of investment in Superior	—	(854,262)	—
Gain loss on investments in securities	(16)	(106)	4,085
Amortization of deferred debt issuance costs and accretion of debt discount	613	1,294	14,622
Interest costs satisfied by payment-in-kind notes	—	—	14,170
Compensation expense related to stock options and grants	1,632	470	1,650
Deferred income taxes	(1,117)	(11,948)	(52,248)
Minority interest in losses of subsidiary	(468)	(526)	(3,462)
Decrease in fair value of warrants	(64)	—	—
Equity in loss of affiliate	—	86	136
Change in assets and liabilities, net of effects from businesses acquired:
Accounts receivable	(9,629)	28,304	9,665
Inventories	6,332	38,911	55,325
Other current assets	(988)	7,312	(33,426)
Other assets	(201)	5	1,897
Accounts payable and accrued expenses	(1,330)	(1,528)	(48,669)
Other, net	219	946	6,768
Cash flows (used for) provided by operating activities	(19,291)	45,502	8,515
Cash flows from investing activities:
Acquisitions, net of cash acquired	—	—	(87,412)
Capital expenditures	(5,578)	(8,561)	(10,016)
Purchase of marketable securities	(39,344)	(6,672)	—
Proceeds from sale of assets	683	7,978	84,036
Proceeds from sale of investments	10,213	1,296	23,530
Proceeds from sale of DNE, net of transaction costs	38,150	—	—
Superior Cables Ltd. customer loans, net	—	—	6,157
Restricted cash	—	—	87
Other	—	—	783
Cash flows provided by (used for) investing activities	4,124	(5,959)	17,165

The accompanying notes are an integral part of these consolidated financial statements.

F-8

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Cash flows from financing activities:
Short-term borrowings, net (excluding revolving credit facility)	—	—	894
Borrowings (repayments) under revolving credit facilities, net	23,061	(51,782)	18,079
Long-term borrowings	—	—	1,479
6% Junior Subordinated Notes redemption	(161)	—	—
Repayments of long-term borrowings	(469)	(2,247)	(72,012)
Proceeds from exercise of stock options	236	—	139
Debt and equity issuance and amendment costs	—	(389)	(5,891)
Dividends on preferred stock	(2,044)	(206)	(38)
Dividends on common stock	(4,947)	—	—
Issuance of preferred stock, net	—	6,940	—
Proceeds from minority investment in subsidiary	—	471	—
Preferred stock redemptions	(250)	—	—
Purchase of treasury stock	—	—	(76)
Other	(113)	(4)	—
Cash flows provided by (used for) financing activities	15,313	(47,217)	(57,426)
Net increase (decrease) in cash and cash equivalents	146	(7,674)	(31,746)
Effect of deconsolidation of subsidiary	—	—	(12,710)
Effect of exchange rate changes on cash	—	—	61
Cash and cash equivalents at beginning of year	465	8,139	52,534
Cash and cash equivalents at end of year	$611	$465	$8,139

Supplemental disclosures:
Cash paid for interest, net of amount capitalized	$2,450	$2,952	$87,736

Cash paid (refunded) for income taxes, net	$1,758	$(1,383)	$(21,537)

Noncash investing and financing activities:
Deconsolidation of subsidiary:
Current assets	$—	$—	$287,389
Other assets	—	—	338,904
Current liabilities	—	—	(1,271,594)
Other liabilities	—	—	(83,424)
Redeemable preferred stock	—	—	(137,162)
Net investment	—	—	$(865,887)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of significant accounting policies

Basis of presentation and description of business

The accompanying consolidated financial statements represent the accounts of The Alpine Group, Inc. and the consolidation of all of its majority-controlled subsidiaries (collectively “Alpine” or the “Company”, unless the context otherwise requires). The Company accounts for all affiliate companies with ownership greater than 20%, but not majority-controlled, using the equity method of accounting.

Alpine was incorporated in New Jersey in 1957 and reincorporated in Delaware in 1987. Alpine is a holding company which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine’s principal operations consist of Essex Electric Inc. (“Essex Electric”), engaged in the manufacture and sale of electrical wire and cable, and a 47% equity interest in Superior Cables Ltd.

Prior to December 11, 2002, Alpine’s financial statements include the consolidated results of its then majority-controlled subsidiary Superior TeleCom Inc. (“Superior”) and Superior’s then majority-owned subsidiary Superior Cables Ltd. As a result of the vesting of certain Superior restricted stock arrangements in 2002, Alpine’s common equity ownership in Superior declined from 50.2% at December 31, 2001 to 48.9%. Notwithstanding the decline in Alpine’s direct equity ownership in Superior through December 11, 2002, Alpine had a controlling interest in Superior based on its additional indirect equity ownership position (including certain common share voting interests deemed to be controlled by Alpine). In connection with Alpine’s acquisition of Superior’s electrical wire business and DNE Systems, Inc. (“DNE Systems”) (see Note 5), certain changes were made with respect to Alpine’s indirect voting interests in Superior’s equity such that Alpine no longer controlled Superior. Additionally, Alpine acquired approximately 47% of Superior Cables Ltd. from Superior as part of the Electrical Acquisition. Accordingly, effective for periods after December 11, 2002, Superior and Superior Cables Ltd. are accounted for under the equity method and are no longer consolidated with Alpine. At times hereinafter we refer to the foregoing acquisition of the electrical wire business of Superior, DNE Systems and the 47% equity interest in Superior Cables Ltd. as the (“Electrical Acquisition”) - see Note 5.

On March 3, 2003, Superior and its U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. On October 22, 2003, Superior’s Joint Plan of Reorganization, as amended and related disclosure statement was confirmed by order of the United States Bankruptcy Court for the District of Delaware and became effective on November 10, 2003 (the “Plan of Reorganization”). The Plan of Reorganization provided for the cancellation of all equity and debt interests held in Superior by the Company.

As a result of the accumulated net losses incurred by Superior, Alpine had recorded losses in excess of its investment in Superior of $865.9 million at December 11, 2002. This negative investment was required under accounting principles generally accepted in the United States of America to be reflected in Alpine’s consolidated balance sheet, notwithstanding the fact that Alpine was not obligated to fund any operating losses or deficits of Superior. Upon implementation of the Plan of Reorganization, Alpine eliminated its negative investment in Superior and recognized a corresponding gain of $865.9 million in the fourth quarter of 2003. This gain was partially offset by the reversal of $11.6 million of accumulated other comprehensive loss related to Superior resulting in a net gain of $854.3 million.

On June 21, 2004 the Company entered into an agreement to sell DNE Systems, its wholly-owned defense electronics subsidiary, to ULTRA Electronics Defense, Inc., a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company that is listed on the London Stock Exchange (the “DNE Sale”). The purchase price was $40 million in cash at closing plus the Company is entitled to receive an additional cash payment of up to $3 million in 2005 if a certain performance based measure is achieved, however, based upon the measure of such performance to date, Alpine’s receipt of any such additional payment appears unlikely. The sale was consummated on July 29, 2004 and a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004. The assets and liabilities of DNE Systems have been reclassified to discontinued operations in the December 31, 2003 balance sheet presented herein. Likewise, DNE Systems results of operations for the twelve month periods ended December 31, 2004, 2003 and 2002 have been presented as discontinued operations.

F-10

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Cash and cash equivalents

All highly liquid investments purchased with a maturity at acquisition of 90 days or less are considered to be cash equivalents.

Marketable securities

Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities, requires securities to be classified as held to maturity, available for sale or trading. Only those securities classified as held to maturity, which the Corporation intends and has the ability to hold until maturity, are reported at amortized cost. Available for sale and trading securities are reported at fair value with unrealized gains and losses included in shareholders’ equity or income net of related income taxes, respectively. All of the Company’s investment securities are classified as available for sale at December 31, 2004 and 2003.

The following table shows the unrealized gains (losses) and fair value of the Company’s investments aggregated by investment category as of December 31, 2004:

Description of Securities	Cost Basis	Unrealized Gains	Unrealized Losses*	Fair Value

Corporate bonds	$540		$(24)	$516
Marketable equity securities	1,371	$21	(24)	1,368
Municipal bonds and notes	23,000			23,000
Mutual funds	10,658	40	(5)	10,693
Preferred securities	250			250
Total	$35,819	$61	$(53)	$35,827

——————

*

none of the gross unrealized losses have exceeded 12 months.

The gross unrealized losses related to short-term investments are primarily due to a decrease in the fair value of debt securities as a result of an increase in interest rates during fiscal 2004 and a decrease in the fair value of equity securities due to fluctuations in the stock market. Alpine has determined that the gross unrealized losses on its short-term investments at December 31, 2004 are temporary in nature. Alpine reviews its investment portfolio to identify and evaluate investments that have indications of possible impairment. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been less than the cost basis, the financial condition and near-term prospects of the investee, credit quality and Alpine’s ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Inventories

Inventories are stated at the lower of cost or market. At December 31, 2004 and 2003, cost for the Essex Electric inventory is determined using the last-in, first-out (“LIFO”) method. The Company determines whether a lower of cost or market provision is required on a quarterly basis by analyzing whether inventory on hand can be sold at a profit based upon current selling prices less variable selling costs. No provision was required in 2004 or 2003. Inventories include costs of materials, labor and manufacturing overhead. See Note 2.

F-11

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Property, plant and equipment

Property, plant and equipment are stated at cost, less accumulated depreciation and amortization. Leasehold improvements are amortized over the lesser of the estimated useful lives of the assets or the lease term. Depreciation and amortization are provided over the estimated useful lives of the assets using the straight-line method. The estimated lives are as follows:

Buildings and improvements	5 to 40 years
Machinery and equipment	3 to 15 years

Maintenance and repairs are charged to expense as incurred. Long-term improvements are capitalized as additions to property, plant and equipment. Upon retirement or other disposal, the asset cost and related accumulated depreciation are removed from the accounts and the net amount, less any proceeds, is charged or credited to income. Interest is capitalized during the active construction period of major capital projects. During the year ended December 31, 2002, $0.2 million of interest was capitalized in connection with various capital projects.

Goodwill

The Company adopted Statements of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” effective January 1, 2002. As of December 31, 2001, $754 million in goodwill was included as an asset in Alpine’s consolidated balance sheet, substantially all of which related to recorded goodwill of Superior. SFAS No. 142 requires that the amortization of goodwill and certain other intangible assets cease as of January 1, 2002 and that the related recorded value of goodwill be allocated to the identified reporting units of the Company and its consolidated subsidiaries (in this case, Superior) and be reviewed annually for impairment. If the carrying value (including goodwill) of any reporting unit exceeds the fair value (determined on a discounted cash flow basis or other fair value method), impairment of goodwill exists resulting in a charge to earnings to the extent of goodwill impairment.

Superior completed its determination of initial goodwill impairment in August 2002. The application of this new standard and the impact of economic conditions at that time and industry specific conditions affecting Superior’s business segments resulted in a non-cash goodwill impairment charge at Superior of $424 million including $166 million related to Superior’s Electrical segment and $258 million related to Superior’s OEM segment. The goodwill impairment charge at Superior was recorded retroactively to January 1, 2002 as a cumulative effect of accounting change for goodwill impairment in accordance with SFAS No. 142. Additionally, as a result of initial implementation, Alpine recorded a further goodwill impairment charge of $3 million relating to additional goodwill associated with its investment in Superior. The cumulative effect of the accounting change as presented in the accompanying consolidated statement of operations for the year ended December 31, 2002 is summarized as follows (millions):

Superior’s goodwill impairment loss	$424
Additional goodwill impairment recorded by Alpine	3
Less: Impairment allocable to Superior’s minority interest	(39)
$388

As required by SFAS No. 142, the Company performed its annual assessment of goodwill impairment in the fourth quarter of 2002. As a result of generally depressed economic conditions and specific industry conditions in the telecommunications industry Superior’s operating income and results of operations continued to decline during 2002. Based on that trend, the earnings forecast for the next five years was revised and in the fourth quarter of 2002, Superior recognized an additional goodwill impairment loss of $324.7 million in its OEM ($73.4 million) and Communications ($251.3 million) reporting units since the carrying amount of the reporting unit was greater than the fair value of the reporting unit (as determined using the expected present value of expected future cash flows) and the carrying amount of the reporting unit goodwill exceeded the implied fair value of that goodwill. Superior’s impairment charge was fully recognized (without allocating any of the loss proportionately to minority interest) in Alpine’s consolidated statement of operations. The impairment charge resulted in the write-off of all remaining goodwill.

F-12

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Deferred financing costs

Origination costs incurred in connection with outstanding debt financings are included in the consolidated balance sheet in long-term investments and other assets. These deferred financing costs are being amortized over the lives of the related debt on an effective interest rate basis and are charged to operations as additional interest expense. During the fourth quarter of 2003 the Company amended the Revolving Credit Facility to reduce the maximum amount of lender commitments available thereunder by 30% and therefore 30% ($0.6 million) of remaining deferred financing costs were written off. Total deferred financing fees at December 31, 2004 and 2003 were approximately $1.2 million and $1.6 million, respectively.

Amounts due customers

Included in accrued expenses at December 31, 2004 and 2003 are certain amounts due customers totaling $4.3 million and $4.1 million, respectively, representing cash discount liabilities to customers who meet certain contractual sales volume criteria. Such discounts are paid periodically to those qualifying customers. These liabilities are recorded as reductions to revenue, as customers purchase toward required volume levels.

Income taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for both the expected future tax impact of temporary differences arising from assets and liabilities whose tax bases are different from financial statement amounts and for the expected future tax benefit to be derived from tax loss carryforwards. A valuation allowance is established if it is more likely than not that all or a portion of deferred tax assets will not be realized. Realization of the future tax benefits of deferred tax assets (including tax loss carryforwards) is dependent on Alpine’s ability to generate taxable income within the carryforward period and the periods in which net temporary differences reverse.

Although no assurance can be given that sufficient taxable income will be generated for utilization of certain of the Company’s consolidated net operating loss carryforwards or for reversal of certain temporary differences, the Company believes it is more likely than not that all of the deferred tax assets, after valuation allowance, will be realized.

Significant judgment is required in determining our consolidated income tax provision and evaluating our U.S. tax position. It is our policy to maintain tax contingency reserves for potential tax audit issues. The Company reviews the reserves as circumstances warrant and adjusts the reserves as events occur that affect our potential liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits, additional exposure based on current calculations, identification of new issues or rendering of court decisions affecting a particular tax issue. Tax reserve contingencies and changes to the reserves are evaluated and recorded in our tax provision in the period in which the above noted events occur.

Derivative financial instruments

The Company applies SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities” as amended by SFAS No. 137 and SFAS No. 138 for its derivative financial instruments. These statements establish accounting and reporting standards for derivative instruments and require recognition of all derivatives as either assets or liabilities in the statements of financial position and measurement of those instruments at fair value.

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a hedge of a net investment in a foreign operation, or (iv) a non-designated derivative instrument. The Company has in the past engaged in certain derivatives that are classified as fair value hedges, cash flow hedges and non-designated derivative instruments. Changes in the fair value of

F-13

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the consolidated statements of operations in the same line item. Changes in the fair value of cash flow hedges are recorded in accumulated other comprehensive income with any ineffective portion immediately recognized in earnings. Changes in the fair value of non-designated derivative contracts are reported in current earnings. At December 31, 2004, the Company had approximately $8 million of copper futures contracts representing 6 million copper pounds outstanding as non-designated derivative instruments. These contracts were recorded at fair value at December 31, 2004. There were $13 million of copper futures contracts representing 12 million copper pounds outstanding at December 31, 2003.

The Company does not currently utilize any hedging instruments that would qualify for hedge accounting treatment. If such transactions were to arise, the Company would formally document all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions. Derivative financial instruments and derivative transactions reflected in the consolidated financial statements are discussed in Note 15.

Revenue recognition

Revenue is recognized when the product is shipped to the customer, which is when title and risk of loss pass. Alpine’s price to the buyer is fixed and determinable based upon the price set forth in a written order from the customer. Allowances for discounts and sales incentives are made at the time of sale based on incentive programs available to the customer. The cost of these programs is dependent on various factors including the timing of the sale and the volume of sales achieved by the customer. The Company monitors these factors and records estimated obligations based on current sales levels as a reduction of revenue over the periods earned.

Subsidiary stock transactions

The Company’s ownership percentage in subsidiary stock is impacted by the Company’s purchase of additional subsidiary stock, as well as subsidiary stock transactions, including the subsidiary’s purchase of its own stock and the subsidiary’s issuance of its own stock. The Company accounts for subsidiary stock transactions in accordance with Staff Accounting Bulletin No. 51, “Accounting for sales of stock by a subsidiary” and records all gains and losses related to subsidiary stock transactions through other income and expense. In September 2003, Alpine Holdco subscribed for and purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior exercised its rights under a securityholders agreement and subscribed for and purchased 169 newly issued shares of common stock of Essex Electric. This securityholders agreement was executed at the time of and in conjunction with the Electrical Acquisition. As a result of the sales and issuance of common stock by Essex Electric, Alpine Holdco and Superior own approximately 90% and 10%, respectively, of the total outstanding stock of Essex Electric as of December 31, 2004. In accordance with Staff Accounting Bulletin No. 51, the reduction in Alpine Holdco’s ownership of Essex Electric from 100% to 90% was accounted for by the Company as a non-cash loss of $2.7 million, and recorded in the 2003 consolidated statement of operations as other income (expense).

In January 2005, Holdco purchased 1,792 shares of Essex Common Stock for a cash purchase price of $5.0 million and Superior purchased 445 shares of Essex Electric common stock for an aggregate cash purchase price of $1.2 million. Following the aforementioned investments, Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively. The Company recorded a loss on sale of subsidiary stock of approximately $0.3 million in January 2005 related to this transaction. In addition, the Company decreased the value of the warrant by $0.3 million due to the dilution of the additional 2,237 shares during January 2005.

Stock-Based Compensation Plans

The Company applies the intrinsic-value based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including

F-14

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

FASB Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25, issued in March 2000, to account for its stock-based compensation plans. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. SFAS No. 123, Accounting for Stock-Based Compensation, established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As allowed by SFAS No. 123, the Company has elected to continue to apply the intrinsic-value based method of accounting described above, and has adopted only the disclosure requirements of SFAS No. 123. The following table illustrates the effect on net income (loss) if the fair value based method had been applied to all outstanding and unvested awards in each period.

	Year Ended December 31,
	2004	2003	2002
	(in thousands, except per share amounts)
Net income (loss), as reported	$13,440	$834,776	$(874,601)
Add stock-based employee compensation expense included in reported net income (loss), net of tax of $577	1,055	255	1,688
Deduct total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(1,315)	(494)	(2,975)
Pro forma net income (loss)	$13,180	$834,537	$(875,888)
Preferred stock dividends	(2,044)	(206)	(38)
Dividend on beneficial conversion feature of preferred stock rights offering	(1,203)	(2,550)	—
Proforma net income (loss) - applicable to common stock	$9,933	$831,781	$(875,926)

Net income (loss) per share:
Basic — as reported	$0.76	$60.39	$(58.89)
Basic — pro forma	$0.74	$60.37	$(58.98)
Diluted — as reported	$0.76	$51.23	$(58.89)
Diluted — pro forma	$0.74	$51.22	$(58.98)

The effects of applying SFAS No. 123 in the pro forma disclosure are not necessarily indicative of future amounts, since the estimated fair value of stock options is amortized to expense over the vesting period and additional options may be granted in future years and outstanding options may be exercised or cancelled. The weighted average per share fair value of options granted (using the Black-Scholes option-pricing model) for the years ended December 31, 2004, 2003 and 2002, was $0.91, $0.52 and $0.71, respectively. The fair value for these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the years ended December 31, 2004, 2003 and 2002, respectively: dividend yield of 0% for each year; expected volatility of 191%, 99% and 99%, risk-free interest rate of 3.53%, 2.99% and 2.64%, and expected life of two years for all periods.

The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee and consultant stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

The Company amortizes the value of the restricted stock grants evenly over the vesting periods, based upon the market value of the stock as of the date of the grant.

F-15

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Research and development costs

Research and development costs are expensed as incurred, however with the divestiture of the DNE operations, research and development costs for continuing operations were less than $0.1 million for the years 2004 and 2003. The research and development costs for the year ended December 31, 2002, which included Superior, was $8.5 million.

Advertising costs

Advertising costs are expensed as incurred. Advertising costs during the years ended December 31, 2004, 2003 and 2002 were approximately $0.2, $0.3 and $2.4 million, respectively.

Shipping and handling

All shipping and handling costs are included in costs of sales and all billings associated with these costs are included in revenues.

Earnings (loss) per share

Basic earnings (loss) per common share is computed by dividing net income (loss) applicable to common stock by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per common share is determined assuming (i) the conversion of outstanding stock options, warrants and grants under the treasury stock method, (ii) the conversion of convertible preferred stock and (iii) the dilution in subsidiary earnings resulting from the assumed conversion of subsidiary stock options and grants, if dilutive.

Comprehensive income

Comprehensive income includes all changes in equity from non-owner sources such as net income, foreign currency translation adjustments, unrealized gains and losses on available-for-sale securities, changes in the fair value of derivatives and minimum pension liability adjustments. Accumulated other comprehensive income (loss) net of tax was less than $0.1 million as of December 31, 2004 and 2003.

Concentration of risk and allowance for doubtful accounts

The Company determines the allowance based on its historical write-off experience and a review of certain specific accounts. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. See Note 20 for concentrations of risk within the Company’s business segment.

Impairment of Long-Lived Assets

The Company adopted SFAS No. 144, “Accounting for the Impairment for Disposal of Long-lived Assets” on January 1, 2002. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of or held and used. SFAS No. 144 also changes the criteria for classifying an asset as held for sale, broadens the scope of businesses to be disposed of that qualify for reporting as discontinued operations and changes the timing of recognizing losses on such actions. In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset group. Assets to be disposed of are included in other current

F-16

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

assets and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet. The loss on asset sales and impairment for 2004 and 2003 were $0.3 and $0.6 million, respectively. See Note 14 for details.

Contingencies
The Company is involved in various legal proceedings and contingencies. Liabilities for these matters are recorded in accordance with SFAS No. 5, “Accounting for Contingencies”. SFAS 5 requires a liability to be recorded based on management’s estimate of the probable cost of the resolution of a contingency. The actual resolution of these contingencies may differ from such estimates. If a contingency is settled for an amount greater than the Company’s estimate, a future charge to income would result. Likewise, if a contingency is settled for an amount that is less than they Company’s estimate, a future credit to income would result.

Use of estimates

The Company’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant items subject to such estimates and assumptions include the carrying amount of property, plant and equipment and intangible assets; valuation allowances for receivables, inventories, deferred income tax assets and income tax contingencies; self-insurance reserves; valuation of derivative instruments; and obligations related to employee benefits. Actual results could differ from those estimates.

Recent accounting standards

The Company adopted SFAS No. 145, Rescission of Financial Accounting Standards Board (“FASB”) Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections effective January 1, 2003. SFAS No. 145 amends existing guidance to eliminate the requirement that gains and losses on early extinguishment of debt must be classified as extraordinary items and permits such classification only if the debt extinguishment meets the criteria for classification as an extraordinary item under APB Opinion No. 30, Reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS No. 145 also amends SFAS No. 13 to require sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. As a result of the adoption of SFAS No. 145, the Company reclassified to other income (expense) a $2.2 million gain on the early extinguishment of debt previously recognized as an extraordinary item in the Company’s consolidated statement of operations for the year ended December 31, 2002.

The Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities effective January 1, 2003. SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002. The restructuring costs incurred during the years ended December 31, 2003 and 2004 have been accounted for in accordance with SFAS No. 146.

The Company adopted FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an interpretation of FASB Statements No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34 effective January 1, 2003. This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement

F-17

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002. Since 1993, Alpine has been a party to a guaranty of Superior’s lease obligations relating to Superior’s manufacturing facility in Brownwood, Texas. The lease currently provides for monthly payments of $56,000 subject to adjustments for changes in the consumer price index. The lease term expires in 2018 but may be extended through 2033. As such, the maximum potential amount of future payments under the guaranty through 2018 would be approximately guaranty was issued prior to and has not been modified after December 31, 2002, a liability for the fair value of the obligation is not recorded in the consolidated financial statements. While Alpine’s continuing obligations, if any, under the guaranty are not free from doubt, the Company believes the facility and underlying lease are valuable assets of Superior and expects that Superior will perform as tenant thereunder and continue to pay its obligations. In addition, Alpine would have a claim for indemnification and reimbursement from Superior in respect of any amounts paid by Alpine as guarantor. The Company is not a party to any other guarantees and implementation of Interpretation No. 45 did not have a material effect on the Company’s financial statements.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs, an amendment of ARB No. 43, Chapter 4”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This statement is effective October 1, 2005. The Company is assessing, but does not believe that SFAS No. 151 will have a material effect on its financial position, results of operations or cash flows.

In December 2004, the FASB issued FASB No. 123R, Share-Based Payment (“SFAS 123R”), that requires companies to expense the value of employee stock options and similar awards. SFAS 123R is effective for public companies in interim and annual periods beginning after June 15, 2005, and applies to all outstanding and unvested share-based payment awards at the adoption date. The Company is in the process of evaluating the impact that adoption of FAS 123R will have to its financial position and results of operations and cash flows.

In March of 2004, the Emerging Issues Task Force (“EITF”) reached consensus on the disclosure guidance provided in EITF Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments” (“EITF 03-1”). Under EITF 03-1, an investment is impaired if the fair value of the investment is less than its cost including adjustments for amortization, accretion, foreign exchange, and hedging. An impairment would be considered other-than-temporary unless a) the investor has the ability and intent to hold an investment for a reasonable period of time sufficient for the recovery of the fair value up to (or beyond) the cost of the investment and b) evidence indicating that the cost of the investment is recoverable within a reasonable period of time outweighs evidence to the contrary. This new guidance for determining whether the decline in fair value of investment is other-than-temporary was to be effective for reporting periods beginning after June 15, 2004. In September of 2004, the FASB issued FSP EITF Issue 03-1-1, which suspended the effective date for the measurement and recognition guidance included in EITF 03-1 related to other-than-temporary impairment pending additional implementation guidance. The Company will evaluate the impact of the accounting provisions of EITF 03-01 once final guidance is issued.

In December of 2004, the FASB issued SFAS No. 153, “Exchanges of Non-Monetary Assets an amendment of APB Opinion No. 29.” SFAS No. 153 amends the definition of “exchange” or “exchange transaction” and expands the list of transactions that would not meet the definition of non-monetary transfer. SFAS No. 153 is not expected to have a significant impact on the results of operations or equity of the Company.

Reclassifications

The Company reclassified $16.2 million of tax contingency reserve as of December 31, 2003 from long-term deferred tax liabilities to other long-term liabilities to conform to the 2004 presentation.

F-18

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Inventories

At December 31, 2004 and 2003, the components of inventories are as follows:

	December 31, 2004	December 31, 2003
	(in thousands)
Raw materials	$15,169	$15,358
Work in process	5,476	4,417
Finished goods	31,981	26,401
	52,626	46,176
LIFO reserve	(22,209)	(9,007)
	$30,417	$37,169

All inventories at December 31, 2004 and 2003, are valued using the LIFO method of accounting. Effective December 11, 2002, in connection with the Electrical Acquisition, the Company established two LIFO pools for the Essex Electric inventory consisting, respectively, of copper and all other inventory components. During 2004, the Company recorded a decrement of $2.1 million on its LIFO reserve in cost of goods sold.

3. Property, plant and equipment

At December 31, 2004 and 2003, property, plant and equipment consisted of the following:

	December 31, 2004	December 31, 2003
	(in thousands)
Land	$160	$517
Buildings and improvements	4,033	4,969
Machinery and equipment	12,270	7,275
Construction in progress	1,914	4,159
	18,377	16,920
Less accumulated depreciation	(1,450)	(1,679)
	$16,927	$15,241

Included in the amounts above are the following:
Assets held for future use (net of accumulated depreciation of $9 and $70, respectively)	$31	$582
Assets not in service (net of accumulated depreciation of $14)	$0	$638

Depreciation expense for the years ended December 31, 2004, 2003 and 2002, was $0.9 million, $0.7 million and $39.5 million, respectively. Included in the 2002 depreciation totals was the expense associated with the Superior assets prior to the December 11, 2002 deconsolidation.

Assets held for sale of $1.4 and $0.6 million as of December 31, 2004 and 2003, respectively, are classified as other current assets.

In accordance with the provision of SFAS 116, “Accounting for Contributions Received and Contribution Made” the Company recorded a $0.6 million loss for the book value of land and building which was donated to the City of Sikeston during December 2004. The Company recorded a tax benefit of $1.0 million for the tax effect of the deduction for the donation.

4. Discontinued operations

On June 21, 2004 the Company entered into an agreement to sell DNE Systems, its wholly-owned defense electronics subsidiary, to ULTRA Electronics Defense, Inc., a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company that is listed on the London Stock Exchange (the “DNE Sale”). The purchase price was $40 million in cash at closing plus the Company may receive an additional cash payment of

F-19

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Discontinued operations (Continued)

up to $3 million if a certain performance based measure is achieved in 2005. The achievement of such measure is unlikely. The sale was consummated on July 29, 2004 and a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004. The assets and liabilities of DNE Systems have been reclassified to discontinued operations in the December 31, 2003 balance sheet presented herein. Likewise, DNE Systems results of operations for the twelve month periods ended December 31, 2004, 2003 and 2002 have been reclassified to income from discontinued operations. The only remaining obligation related to the disposition of DNE is an environmental remediation of approximately $0.1 million which is recorded in accrued expenses.

The major components of DNE System’s assets and liabilities classified as discontinued operations in the December 31, 2003 balance sheet herein are presented below:

December 31, 2003
(in thousands)
Accounts receivable	$2,232
Inventories	5,118
Other current assets	184
Total current assets	7,534
Property, plant and equipment, net	1,766
Total assets	9,300

Accounts payable	765
Accrued expenses	1,458
Total current liabilities	2,223
Other long term liabilities	157
Total liabilities	2,380

Total net assets	$6,920

The revenue and income before taxes of DNE that is classified in discontinued operations for the twelve month period ended December 31, 2004, 2003 and 2002 are presented below:

	Twelve Months ended December 31,
	2004	2003	2002

Revenues	$15,295	$28,372	$38,413
Income before taxes	$2,616	$5,449	$4,363

5. Acquisitions

Electrical Acquisition

On December 11, 2002, in accordance with the terms of a definitive purchase agreement dated October 31, 2002, as amended on December 11, 2002, Alpine’s wholly-owned subsidiary, Alpine Holdco Inc. acquired from Superior: (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric a newly formed, then wholly-owned subsidiary of Alpine Holdco, (2) all of the outstanding shares of capital stock of DNE Systems; and (3) all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together own approximately 47% of Superior Cables Ltd.. The aggregate purchase price was approximately $85 million in cash plus the issuance of a warrant (the “Warrant”) to Superior to purchase 199 shares representing 19.9% of the common stock of Essex Electric on a fully diluted basis. The warrant is only exercisable during the 30 day period prior to its expiration on December 11, 2007 or upon the earlier occurrence of certain specified transactions

F-20

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Acquisitions (Continued)

generally involving  a change in control of or a sale of the assets of Alpine Holdco or Essex Electric. The warrant was valued at $1.0 million at the date of the Electrical Acquisition. The warrant is recorded as a liability in the consolidated balance sheet at its fair value at December 31, 2004 of $936,000. The change in the value of the warrant of $64,000 for 2004 is recorded in other income (expense).

As part of the Electrical Acquisition, Alpine acquired 47% of the common stock of Superior Cables Ltd., a public company traded on the Tel Aviv Stock Exchange. Prior to the Electrical Acquisition Superior Cables Ltd. was a majority-owned subsidiary of Superior and therefore included in the consolidated results of Alpine. Effective December 11, 2002 the accounts of Superior Cables Ltd. are no longer consolidated with Alpine and Alpine’s investment in Superior Cables Ltd. is accounted for under the equity method of accounting. During 2003, Alpine’s equity in the losses of Superior Cables Ltd. reduced its investment to zero and, accordingly, Alpine will not record its equity in any future losses of Superior Cables Ltd. unless it has a positive investment. Alpine has no funding obligations in respect of Superior Cables Ltd.. Based on closing prices on the Tel Aviv Stock Exchange, the market value of Alpine’s investment in Superior Cables Ltd. was $2.2 million at December 31, 2004.

Prior to the Electrical Acquisition, Alpine’s operations included the consolidated results of Superior and its subsidiaries including the operations acquired in the Electrical Acquisition. In connection with the Electrical Acquisition, Alpine relinquished certain indirect common share voting interests in Superior such that Alpine no longer controlled Superior. Accordingly, effective for periods subsequent to December 11, 2002 (through November 10, 2003), Superior is accounted for on the equity method and is no longer consolidated with Alpine. As a result of the aforementioned consolidated loss attributable to Superior’s goodwill impairment charge and additional net losses incurred by Superior in 2002 (including asset and additional goodwill impairment charges), Alpine had a negative investment in Superior of $865.9 million at December 11, 2002. This negative investment was required under accounting principles generally accepted in the United States of America to be reflected in Alpine’s consolidated balance sheet, notwithstanding the fact that Alpine is not obligated to fund any operating losses or deficits of Superior. As a result of the consummation of Superior’s Plan of Reorganization on November 10, 2003, Alpine eliminated its negative investment in Superior and recognized a corresponding gain of $865.9 in the fourth quarter of 2003, offset by the reversal of $11.6 million of accumulated other comprehensive loss related to Superior, resulting in a net gain of $854.3 million.

Summarized below is combined financial information for Superior Telecom and Superior Cables Ltd. for the year ended December 31, 2002:

2002
(in thousands)
Results of Operations
Sales	$1,439,958
Operating loss	(513,022)
Loss before extraordinary items and cumulative effect of accounting change	(536,788)
Net loss	(961,291)

6. Accrued expenses

At December 31, 2004 and 2003, accrued expenses consist of the following:

	December 31, 2004	December 31, 2003
	(in thousands)
Accrued wages, salaries and employee benefits	$2,270	$1,885
Allowance for restructuring activities	—	1,001
Accrued customer discounts	4,326	4,142
Other accrued expenses	4,458	4,219
	$11,054	$11,247

F-21

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Revolving Credit Facility

In connection with the Electrical Acquisition, Alpine Holdco entered into a Loan and Security Agreement (the “Loan Agreement”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and Service Company (“DNE Manufacturing”) and DNE Technologies, Inc. (“DNE Technologies”) as borrowers and DNE Systems as Credit party (such parties sometimes collectively are called “Companies”) certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. The Revolving Credit Facility was amended on November 10, 2004 and was amended on February 28, 2005 to revise certain covenants for 2005.

Effective concurrently with the consummation of the DNE Sale (see note 4) on July 29, 2004, the lenders released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications agreed to by the parties as a result of the DNE Sale and to establish revised financial and other covenant provisions.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at December 31, 2004 and 2003 was 6.05% and 4.46%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Alpine Holdco was in compliance with all applicable covenants at December 31, 2004. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cable Ltd.. The obligations under the Revolving Credit Facility are without recourse to Alpine.

Unless previously accelerated as a result of default, the Revolving Credit Facility matures in December 2007. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability.

The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount. At any time after December 11, 2004, the Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At December 31, 2004 and 2003, outstanding borrowings under the Revolving Credit Facility were $40.3 million and $17.2 million, respectively. At December 31, 2004 the Companies had $14.6 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders. During the third quarter of 2004, Alpine Holdco distributed to Alpine the proceeds from the DNE Sale, net of expenses, of approximately $38 million in accordance with a consent from the lenders under the Revolving Credit Facility. Federal taxes payable on this transaction were paid on March 15, 2005 out of the proceeds resulting in a net dividend of approximately $28 million.

F-22

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. Long-term debt

At December 31, 2004 and 2003, long-term debt consists of the following:

	December 31, 2004	December 31, 2003
	(in thousands)
6% Junior Subordinated Notes, net of $1.1 and $1.3 million discount, respectively	$3,122	$3,059
Other	386	855
	3,508	3,914
Less current portion of long-term debt	386	137
	$3,122	$3,777

On August 4, 2003, the Company completed an exchange offer whereby holders of its common stock exchanged 3,479,656 shares for $4.3 million principal amount of 6% Junior Subordinated Notes (the “Subordinated Notes”) issued by the Company plus a nominal amount of cash in lieu of fractional notes. The Subordinated Notes were initially recorded at an amount equal to the fair value of the common stock exchanged resulting in an initial discount of $1.4 million. The discount is being accreted over the term of the Subordinated Notes using the effective interest rate method. The Subordinated Notes accrue interest at 6% per annum payable in cash semiannually each December 31 and June 30. The Subordinated Notes are the Company’s general unsecured obligations subordinated and subject in right of payment to all of the Company’s existing and future senior indebtedness, which excludes trade payables incurred in the ordinary course of business. The Company will be required to repay one-eighth of the outstanding principal amount of the Subordinated Notes commencing on June 30, 2007 and semiannually thereafter, so that all of the Subordinated Notes will be repaid by December 31, 2010. The Subordinated Notes are redeemable, at the Company’s option, in whole at any time or in part from time to time, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date, together with a premium if the Subordinated Notes are redeemed prior to 2007. In addition, the Company must offer to redeem all of the Subordinated Notes at the redemption price then in effect in the event of a change of control. The Subordinated Notes were issued under an indenture which does not subject the Company to any financial covenants. During the twelve month period ended December 31, 2004, the Company retired $0.2 million of the Subordinated Notes.

The “Other” debt caption represents loans with Raytheon Aircraft Credit Corporation to finance the purchase of 12.5% interest in each of two aircraft. The interest in one aircraft was sold in 2004 and the related debt retired. An agreement was signed in December 2004 to sell the interest in the other aircraft and the sale was consummated in March 2005. Therefore, the debt has been classified as current as of December 31, 2004.

At December 31, 2004 and 2003, the fair value of the Company’s debt approximates carrying value.

The aggregate principal maturities of long-term debt subsequent to December 31, 2004, were as follows:

Year Ending	(in thousands)

2005	$386
2006	0
2007	1,046
2008	1,046
2009	1,046
Thereafter	1,046

Early extinguishment of debt

During 2002, Alpine redeemed $10.1 million aggregate face amount of its 12.25% Senior Subordinated Notes for a cash payment of $7.6 million resulting in a credit of $2.2 million to other income (expense).

F-23

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. Other long-term liabilities

At December 31, 2004 and 2003, other long term liabilities consist of the following:

	December 31, 2004	December 31, 2003
	(in thousands)
Tax contingency reserve (see Note 13)	$16,364	$16,176
Other long-term liabilities	1,478	1,475
	$17,842	$17,651

10. Earnings (loss) per share

The computation of basic and diluted earnings (loss) per share for the years ended December 31, 2004, 2003 and 2002, is as follows:

	Year Ended December 31,
	2004			2003			2002
	Net Income	Weighted Average Shares	Per Share Amount	Net Income	Weighted Average Shares	Per Share Amount	Net Loss	Weighted Average Shares	Per Share Amount
	(in thousands, except per share amounts)
Basic earnings (loss) per share
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	$(7,143)			$831,225			$(502,790)

Adjustments:
Preferred stock dividends	(2,044)			(206)			(38)
Preferred stock dividends on beneficial conversion feature	(1,203)			(2,550)			—
Income (loss) attributable to common stock from continuing operations before extraordinary item and cumulative effect of accounting change	$(10,390)	13,440	$(0.77)	$828,469	13,778	$60.13	$(502,828)	14,851	$(33.86)
Income from discontinued operations	1,502	13,440	0.11	3,551	13,778	0.26	3,721	14,851	0.25
Gain on sale of DNE	19,081	13,440	1.42	—			—

Basic income (loss) per common share before extraordinary item and cumulative effect of accounting change	$10,193	13,440	0.76	$832,020	13,778	$60.39	$(499,107)	14,851	$(33.61)
Extraordinary gain from unallocated negative goodwill							$12,554	14,851	$0.85
Cumulative effect of accounting change for goodwill impairment net of minority interest							$(388,086)	14,851	$(26.13)

Net income (loss) applicable to common stock	$10,193	13,440	$0.76	$832,020	13,778	$60.39	$(874,639)	14,851	$(58.89)

F-24

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Earnings (loss) per share (Continued)

	Year Ended December 31,
	2004			2003			2002
	Net Income	Weighted Average Shares	Per Share Amount	Net Income	Weighted Average Shares	Per Share Amount	Net Loss	Weighted Average Shares	Per Share Amount
	(in thousands, except per share amounts)
Diluted earnings (loss) per share
Basic shares outstanding		13,440			13,778			14,851
Effect of dilutive securities
Restricted stock plans					39
Stock option plans					38
Convertible preferred stock					2,385
Income (loss) attributable to common stock from continuing operations before extraordinary item and cumulative effect of accounting change	$(10,390)	13,440	$(0.77)	$828,469	16,240	$51.01	$(502,828)	14,851	$(33.86)
Income (loss) from discontinued operations	1,502	13,440	0.11	3,551	16,240	0.22	3,721	14,851	0.25
Gain on sale of DNE	19,081	13,440	1.42	—			—

Diluted income (loss) per common share before extraordinary item and cumulative effect of accounting change	$10,193	13,440	$0.76	$832,020	16,240	$51.23	$499,107	14,851	$(33.61)
Extraordinary gain from unallocated negative goodwill							12,554	14,851	0.85
Cumulative effect of accounting change for goodwill impairment net of minority interest							(388,086)	14,851	(26.13)
Net income (loss) applicable to common stock	$10,193	13,440	$0.76	$832,020	16,240	$51.23	$(874,639)	14,851	$(58.89)

The Company has excluded the assumed conversion of all stock options (1.5 and 2.8 million for 2004 and 2002, respectively) and restricted stock grants (0.9 and 0.4 million for 2004 and 2002 respectively) from the Company’s earnings per share calculation for the years ended December 31, 2004 and 2002, as the impact would be anti-dilutive due to the loss from continuing operations for those years. Diluted earnings per share for the year end December 31, 2003 excludes the effect of 0.9 million stock options and 0.4 million restricted stock grants that may be exercised in the future, because such effect would be antidilutive. The warrant issued in connection with the Electrical Acquisition has not been included in the computation of diluted income (loss) per share for the years ended December 31, 2004, 2003 and 2002, respectively, as the impact would be anti-dilutive.

11. Stock based compensation plans

The Company sponsored the Employee Stock Purchase Plan (“ESPP”) which allowed eligible employees the right to purchase common stock of the Company on a quarterly basis at the lower of 85% of the common stock’s fair market value on the last day of the preceding calendar quarter or on the last day of the current calendar quarter. There were 500,000 shares of common stock reserved under the ESPP, of which 153,053 shares, were purchased by employees during the year ended December 31, 2002. On July 16, 2002, eligible employees were notified that purchases under the ESPP were suspended indefinitely.

Alpine has two long-term equity incentive plans: the 1987 Long-Term Equity Incentive Plan (the “1987 Plan”) and the 1997 Stock Option Plan (the “1997 Plan”). No further options may be granted under the 1987 Plan. The 1997 Plan has 1,500,000 shares of common stock reserved for issuance. There were 36,767 shares of common stock available under the 1997 Plan at December 31, 2004. Participation in the 1997 Plan is generally limited to key employees and consultants of Alpine and its subsidiaries. The 1997 Plan provides for the granting of incentive and non-qualified stock options and stock appreciation rights. The options granted under the 1997 Plan vest in equal annual installments over the three year period commencing on the first anniversary date of the grant or, if earlier, upon the occurrence of a change in control of the Company and options cannot be exercised after ten years from the

F-25

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. Stock based compensation plans (Continued)

date of grant. During the year ended December 31, 2004 and pursuant to the 1997 Plan, the Executive Compensation and Organization Committee of the Board of Directors of the Company (the “Compensation Committee”) granted incentive stock options to purchase 107,000 shares of the Company’s common stock under individual option agreements to certain management employees. The exercise price of all such options was at the fair market value of the common stock on the date of grant. Any shares issued upon exercise of these options may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company.

The Company adopted the Stock Compensation Plan for Non-Employee Directors (the “Stock Plan”) in January 1999. Under the Stock Plan, each non-employee director of the Company automatically receives 50% of the annual retainer in either restricted common stock or non-qualified stock options, as elected by the director. In addition, each non-employee director may also elect to receive all or a portion of the remaining amount of the annual retainer and any meeting fees in the form of restricted stock or stock options in lieu of cash payment. In 2004, 58,743 non-qualified stock options and 35,608 shares of restricted stock were granted to non-employee directors at the fair market value of the Common Stock at the date of the grant. Each stock option granted under the Stock Plan expires on the tenth anniversary of the date of the grant. Awards of restricted stock and stock options under the stock plan vest upon the earliest of the following to occur: (i) the third anniversary of the date of the grant; (ii) a non-employee director’s death; and (iii) a change of control of the Company. Any shares issued pursuant to the Stock Plan will be issued from the Company’s treasury stock.

Alpine also sponsors a 1984 Restricted Stock Plan under which a maximum of 600,000 shares of Alpine common stock have been reserved for issuance. At December 31, 2004, there are 41,728 shares available for issuance. During the year ended December 31, 2004, the Compensation Committee granted 5,000 shares of the Company’s Common Stock pursuant to such plan to one management employee at the fair market value of the Common Stock at the date of the grant. Shares of restricted Common Stock under this grant vest in equal installments over a three year period commencing with the first anniversary of grant.

In addition to the above described grant under the 1984 Restricted Stock Plan, in 2004 the Compensation Committee also granted 40,000 shares of the restricted Common Stock to a certain executive from its treasury shares at the fair market value of the Common Stock on the date of the grant. The restricted common stock vests in equal installments on each of the first three anniversaries of the date of grant, subject to acceleration in the event a change in control of the Company. On March 25, 2005, this executing elected to defer the receipt of all shares of the restricted Common Stock for a period of five years pursuant to the Company’s Deferred Stock Account Plan.

Alpine sponsors The Alpine Group, Inc. Deferred Stock Account Plan, an unfunded deferred stock compensation plan whereby certain key management employees participate are permitted to (i) defer the receipt of all, or a portion of, their non-cash salary or bonus and shares issued upon stock option exercises, as defined by the plan and (ii) reinvest deemed cash dividends allocable to Common Stock credited to a participant’s account under the plan into additional deferred Common Stock. The plan also provides for matching contributions by the Company in various percentages applied to shares of Common Stock deferred therein. The compensation expense associated with the matching contribution is amortized over the vesting period of the deferral. Shares deferred into the deferred stock plan are held in irrevocable grantor trusts. At December 31, 2004, 1,620,600 shares of the Common Stock have been deferred and are included in the grantor trusts. These shares and the corresponding liability are classified as components of treasury stock and additional paid-in capital, respectively, in the consolidated balance sheets. On August 10, 2004, 112,000 shares of Common Stock were credited to one executive’s deferred stock account upon his stock option exercise. On August 9, 2003, 401,239 shares of Common Stock were deferred by the Company into the deferred stock plan for a period of five years in accordance with the terms of an executive’s amended employment contract with the Company and in lieu of 40% of his base salary for 2003 otherwise payable to him in cash. In 2003, Alpine recognized income of $0.9 million as a result of the reversal of amounts previously accrued for matching contribution of deferred Common Stock held by employees who were either terminated or retired prior to the deferral period expiration date. The total unamortized deferred compensation was $0.6 and $1.3 million as of December 31, 2004 and 2003, respectively.

F-26

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. Stock based compensation plans (Continued)

Total compensation expense related to all stock based compensation plans for the years ended December 31, 2004, 2003 and 2002, was $1.6 million, $0.4 million and $2.6 million, respectively.

The following table summarizes stock option activity for the years ended December 31, 2002, 2003 and 2004.

	Shares Outstanding	Weighted- Average Exercise Price

Outstanding at December 31, 2001	3,375,846	$10.76
Exercised	—	—
Canceled	(796,783)	9.13
Granted	144,145	1.00
Outstanding at December 31, 2002	2,723,208	$10.72
Exercised	—	—
Canceled	(2,402,584)	11.81
Granted	1,527,371	0.76
Outstanding at December 31, 2003	1,847,995	$1.07
Exercised	(425,061)	0.82
Canceled	(132,507)	0.76
Granted	165,743	1.22
Outstanding at December 31, 2004	1,456,170	$1.19

Information with respect to stock-based compensation plan stock options outstanding and exercisable at December 31, 2004 is as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number of Options Outstanding	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number of Options Exercisable	Weighted Average Exercise Price

$0.4500–‘$0.6500	203,527	8.15	$0.5996	—	$—
$0.76	779,201	8.47	0.7600	33,855	0.7600
$0.8750–$3.1000	375,103	8.33	1.2484	89,871	1.3942
$3.4380–$9.8130	87,133	2.08	4.6018	87,133	4.6018
$10.4380–$17.9380	11,206	4.55	13.3286	11,206	13.3286
	1,456,170	7.98	$1.1900	222,065	$3.1583

12. Employee benefits

Prior to 2002, Alpine sponsored an unfunded supplemental executive retirement plan (“SERP”). During 2001, the Company terminated or froze SERP benefits for certain employees resulting in a curtailment loss of $2.5 million and a settlement loss of $2.5 million. The benefits were paid out in 2002 or deposited in Rabbi Trust accounts, effectively terminating Alpine’s SERP. The terms of the definitive purchase agreement with Superior with respect to the Electrical Acquisition provide that Superior will retain the liabilities and obligations with respect to certain pension benefits accrued by employees of the electrical business prior to the date of acquisition.

In conjunction with the sale of DNE Systems, the Company entered into an agreement with a certain former employee that entitles the former employee to a benefit accrued under the former “SERP”, payable at normal retirement age (65). The employee does not accrue any additional benefits, except for interest, under the SERP and

F-27

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. Employee benefits (Continued)

the Company has the right to pay the actuarial equivalent lump sum value of the SERP to the former employee at its election with 30 days prior notice to the employee. The Company has recorded the present value of the SERP liability of $0.4 as an other long-term liability as of December 31, 2004.

For periods prior to December 11, 2002, certain employees of Essex Electric participated in defined benefit plans sponsored by Superior. In connection with the Electrical Acquisition, all benefit accruals under these Superior defined benefit plans for former Superior employees that became employees of Essex Electric ceased effective December 11, 2002. Essex Electric established a new defined benefit plan for hourly union employees effective January 1, 2003.

Superior provided for postretirement employee health care and life insurance benefits for a limited number of its employees. Superior established a maximum amount it will pay per employee for such benefits; therefore, health care cost trends did not affect the calculation of the postretirement benefit obligation or its net periodic benefit cost. The Company currently does not provide for any postretirement health care benefits. The change in the projected benefit obligation, the change in plan assets and the funded status of the defined benefit pension plans and the postretirement health care benefit plans for the years ended December 31, 2004 and 2003, are presented below, along with amounts recognized in the respective consolidated balance sheets.

	Defined Benefit Pension Plans
	December 31, 2004	December 31, 2003

Change in benefit obligation:
Benefit obligation at beginning of year	$131	$—
Service cost	117	139
Interest cost	8	2
Actuarial loss	24	10
Curtailment	—	(20)
Benefits paid	(13)	—
Benefit obligation at end of year	$267	$131

Change in plan assets:
Fair value of plan assets at beginning of year	$10	$—
Actual return on plan assets	(2)	—
Employer contribution	149	10
Benefits paid	(13)	—
Fair value of plan assets at end of year	$144	$10

Funded status	$(124)	$(121)
Unrecognized net (gain) loss	41	10
Net amount recognized	$(83)	$(111)

Amounts recognized in the consolidated balance sheets consist of:
Accrued benefit liability	$(124)	$(212)
Accumulated other comprehensive income	41	10
Net amount recognized	$(83)	$(111)

F-28

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. Employee benefits (Continued)

The components of net periodic benefit cost of the defined benefit pension plans and the post retirement healthcare benefit plans during the years ended December 31, 2004, 2003 and 2002 are presented below:

	Defined Benefit Pension Plans Year Ended December 31,			Postretirement Health Care Benefits Year Ended December 31,
	2004	2003	2002	2002

Components of net periodic benefit cost:
Service cost	$117	$139	$3,455	$52
Interest cost	8	2	7,942	167
Expected return on plan assets	(4)	—	(8,034)	—
Amortization of prior service cost	—	—	79	—
Actuarial (gain) loss	—	—	5	$8
Curtailment (gain) loss	—	(20)	69	—
Net periodic benefit cost	$121	$121	$3,516	$227

The actuarial present value of the projected pension benefit obligation and the postretirement health care benefits obligation at December 31, 2004, 2003 and 2002 were determined based upon the following assumptions:

	Defined Benefit Pension Plans Year Ended December 31,
	2004	2003	2002

Discount rate	5.75%	6.25%	6.75%
Expected return on plan assets	8.0%	8.0%	9.0%
Increase in future compensation	n/a	n/a	3.0%

Prior to December 11, 2002, the Company and its subsidiaries sponsored several defined contribution plans covering substantially all U.S. and Israeli employees. The plans provided for limited employer matching of participants’ contributions. The Company’s contributions, including contributions for plans sponsored by Superior prior to December 11, 2002, during the year ended December 31, 2002 was $4.8 million. Following the Electrical Acquisition Essex Electric established a defined contribution plan covering substantially all employees of Essex Electric and Alpine. The plan provides for limited matching of employee contributions. Company contributions to these plans for the years ended December 31, 2004 and 2003 were $0.5 and $0.7 million, respectively.

The Company elected not to adopt the disclosure requirements of SFAS No. 132R “Employers’ Disclosures about Pensions and Other Postretirement Benefits”, due to the immateriality of its pension plan.

F-29

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. Income taxes

The provision (benefit) for income taxes for the years ended December 31, 2004, 2003 and 2002, is comprised of the following:

	Year Ended December 31,
	2004	2003	2003
	(in thousands)
Current:
Federal	$(4,547)	$663	$(51,135)
State	337	(325)	8,207
Foreign	—	—	(513)
Total current from continuing operations	(4,210)	338	(43,441)
Deferred:
Federal	(831)	(9,352)	(40,637)
State	(271)	(1,695)	(7,084)
Foreign	—	—	(4,161)
Total deferred from continuing operations	(1,102)	(11,047)	(51,882)
Income taxes from continuing operations	(5,312)	(10,709)	(95,323)
Income taxes from discontinued operations	1,115	1,897	642
Provision for taxes on gain on sale of DNE	10,275	—	—
Total income tax (benefit) provision	$6,078	$(8,812)	$(94,681)

The provision (benefit) for income taxes differs from the amount computed by applying the U.S. federal income tax rate of 35% for the years ended December 31, 2004, 2003 and 2002, because of the effect of the following items:

	Year Ended December 31,
	2004	2003	2002
	(in thousands)
Continuing operations:
Expected income tax expense (benefit) at U.S. federal statutory tax rate	$(4,523)	$287,026	$(205,176)
State income taxes, net of U.S. federal income tax benefit	(542)	(1,432)	(685)
Taxes on foreign income at rates which differ from the U.S. federal statutory rate	—	—	4,915
Distributions on preferred securities of subsidiary trust	—	—	(5,328)
Nondeductible goodwill amortization and impairment	—	—	113,640
Tax benefit on charitable contribution of building	(722)	—	—
Change in valuation allowance	149	(858)	609
Change in reserves	738	(128)	—
Permanent difference related to an investment	—	(300,427)	—
Other, net	(412)	5,110	(3,298)
Provision for income tax benefit from continuing operations	$(5,312)	$(10,709)	$(95,323)

F-30

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. Income taxes (Continued)

Income (loss) from continuing operations before income taxes, distributions on preferred securities of subsidiary trust, minority interest, equity in earnings of affiliate, extraordinary items and cumulative effect of accounting change attributable to domestic and foreign operations for the years ended December 31, 2004, 2003 and 2002, was as follows:

	Year Ended December 31,
	2004	2003	2002
	(in thousands)
United States	$(12,923)	$820,076	$(558,893)
Foreign	—	—	(27,323)
Income (loss) from continuing operations before income taxes, distributions on preferred securities of Superior subsidiary trust, minority interest, equity in earnings of affiliate extraordinary item and cumulative effect of accounting change	$(12,923)	$820,076	$(586,216)

Items that result in deferred tax assets and liabilities and the related valuation allowance at December 31, 2004 and 2003 are as follows:

	December 31, 2004	December 31, 2003
	(in thousands)
Deferred tax assets:
Accruals not currently deductible for tax	$833	$2,080
Compensation expense related to unexercised stock options and stock grants	2,564	1,926
Net operating loss carryforwards	5,845	5,972
Alternative minimum tax credit carryforwards	—	230
Other	813	544
Total deferred tax assets	10,055	10,752
Less valuation allowance	(6,662)	(6,512)
Net deferred tax assets	3,393	4,240
Deferred tax liabilities:
Depreciation	2,314	3,580
Inventory	8,997	9,723
Total deferred tax liabilities	11,311	13,303
Net deferred tax liability	$7,918	$9,063

The Company provides reserves for liabilities that may arise as a result of income tax exposures arising in the normal course of its business. These exposures may result from specific positions taken by the Company in its tax returns or from tax planning strategies employed by the Company to minimize its tax liabilities. Management determines tax exposure items based on positions asserted by tax authorities as well as management’s assessment of exposures from unasserted items. The calculation of the income tax provision involves significant estimates and assumptions and actual results could differ from those estimates.

During 2001, the Company entered into commercial transactions intended to offset the potential impact of interest rate changes on the Company’s investments, including the investment of the net cash proceeds from the sale of an equity investment. The Company claimed tax benefits from these transactions of $11.2 million and $3.2 million in 2001 and 2002, respectively. At December 31, 2001, the Company established a tax contingency reserve on its balance sheet corresponding to realized tax benefits. The balances in the reserve at December 31, 2004 and 2003 (including interest) were $16.4 million and $15.6 million, respectively. The amount of the reserve at December 31, 2003 previously reported as a component of long-term deferred income taxes has been reclassified to other long-term liabilities in the accompanying consolidated financial statements. The remaining $0.5 million of the tax contingency reserve at December 31, 2003 consists of miscellaneous other tax contingencies.

F-31

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. Income taxes (Continued)

At December 31, 2004, Alpine had state operating loss carryforwards in the amount of $5.8 million that can be used to offset future taxable income. The net operating loss carryforwards expire beginning in 2005 through 2020. Due to the surrender of authority for doing business in certain states, it is unlikely that Alpine will realize all of its state net operating loss carryforwards. Accordingly, Alpine has determined that, pursuant to the provision of SFAS No. 109, a deferred tax valuation allowance in the amount of $5.1 is required on those deferred tax assets. Availability of the net operating loss carryforwards might be challenged upon taxing authorities’ examinations of the related tax returns, which could affect the availability of such carryforwards. Alpine believes, however, that any challenges that would limit the utilization of net operating loss carryforwards would not have a material adverse effect on Alpine’s financial position.

14. Asset impairment, restructuring and other charges

During the years ended December 31, 2004, 2003 and 2002 the Company recorded $3.9, $13.6 and $36.5 million, respectively, of restructuring and other charges comprised of costs related to relocation and installation of certain equipment from closed facilities and the start-up of new manufacturing processes at Essex Electric’s Florence, AL manufacturing facility, and costs related to the wind-down of other facilities previously closed and other miscellaneous expenses related to the Company’s restructuring.

The following tables illustrate the restructuring reserve and the related activities for 2004 and 2003:

	December 31, 2003	Charges	Payments	December 31, 2004
	(in thousands)
Employee severance	$1,001	$19	$1,020	$—
Facility exit costs	—	935	935	—
Equipment and inventory relocation costs and other costs	—	2,942	2,942	—
	$1,001	$3,896	$4,897	$—

	December 31, 2002	Charges	Payments	December 31, 2003
	(in thousands)
Employee severance	$1,227	$3,640	$3,866	$1,001
Facility exit costs	200	792	992	—
Equipment and inventory relocation costs and other costs	—	9,123	9,123	—
	$1,427	$13,555	$13,981	$1,001

Asset impairments were recognized during 2003 at the Sikeston facility for items idled during the restructuring efforts and later identified for sale. The targeted assets had an original net book value of $1.1 million of which $0.5 million impairment write-off was recognized to reduce the cost to its fair market value. The resulting $0.6 million value is reported as assets held for sale as of December 31, 2003. An additional impairment was taken at the Florence facility for assets involved in exiting the industrial product line. The total impairment loss amounted to $0.1 million, recorded in December 2003, with residual assets held for sale valued at $0.1 million.

As a result of the Electrical Acquisition (see Note 5), Superior evaluated for impairment the long-lived assets of its Electrical wire business, DNE and Superior Israel pursuant to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” In accordance with SFAS No. 144, such impairment test was based on probability weighted estimated future cash flows related to such assets including assessment of cash proceeds associated with the sale to Alpine of the Electrical wire business, DNE and Superior’s investment in Superior Israel. As a result of such review and the subsequent asset sale in connection with the Electrical Acquisition, Superior recorded a pre-tax charge in 2002, principally related to the Electrical wire business, of $177.9 million to recognize an impairment of the identified long-lived assets of the Electrical wire business and Superior Israel and the loss on consummation of the Electrical Acquisition transaction. Alpine recorded a corresponding pre-tax charge of $139.0 million for the

F-32

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Asset impairment, restructuring and other charges (Continued)

year ended December 31, 2002 reflecting Superior’s impairment charge and the loss recognized by Superior on consummation of the Electrical Acquisition attributable to the non-controlling interest in Superior.

During the year ended December 31, 2002, Superior recorded restructuring and other charges of $33.3 million. These charges included $27.3 million, $4.2 million, $0.9 million and $0.9 million, respectively, related to (i) the closure of its Communications Group Elizabethtown, Kentucky and Winnipeg, Canada manufacturing facilities; (ii) the closure of its OEM Group Rockford, Illinois manufacturing facility; (iii) the shutdown of its Electrical Group Canadian operations and (iv) operational restructuring activities at Superior Israel. These actions were principally taken to more closely align productive capacity with current market demands and to reduce overall manufacturing costs. The $33.3 million charge included a $18.1 million write-down of idled property, plant and equipment, $9.0 million of employee separation costs and $6.2 million of other facility related closure costs. Costs to relocate inventory and manufacturing equipment into remaining facilities are being expensed as incurred. Additionally, during the year ended December 31, 2002, Alpine recorded restructuring and other charges of $1.4 million related to certain termination and retirement benefits paid in connection with Alpine corporate administrative staff reductions and Essex Electric recorded restructuring and other charges of $1.8 million consisting of $1.6 million of employee termination costs and $0.2 of facility exit costs related to closure of its Columbia City, Indiana plant. At December 31, 2002, $1.4 million, primarily related to employee separation costs, is included in accrued expenses in the consolidated financial statements.

15. Derivative financial instruments and fair value information

The Company to a limited extent, uses, forward fixed price contracts and derivative financial instruments to manage, commodity price risks. The Company is exposed to credit risk in the event of nonperformance by counter parties for metal forward price contracts, and metals futures contracts but the Company does not anticipate nonperformance by any of these counter parties. The amount of such exposure is generally limited to the unrealized gains (losses) within the underlying contracts.

Commodity price risk management

The cost of copper, the Company’s most significant raw material has been subject to significant volatility over the past several years. In anticipation of a significant reduction in inventory levels in 2003, the Company entered into copper futures sales contracts to minimize the price risk associated with declining copper costs. These contracts were liquidated throughout the year in step with the decreases in inventory. In December 2003, the Company purchased approximately $13 million of copper inventory for use in the production process in the first quarter of 2004. In connection with such purchases, the Company entered into copper futures contracts to match the copper price to the consumption period. As such, these contracts were recorded at fair value at December 31, 2003 resulting in a charge to earnings of $0.6 million. These contracts were subsequently liquidated in the first quarter of 2004.

Similarly, in December 2004, the Company purchased approximately $9 million of copper inventory for use in the first quarter of 2005 and the Company entered into copper futures contracts to match the copper price to the consumption period. These contracts were also recorded at fair value at December 31, 2004 resulting in a charge to cost of sales of $0.4 million. These contracts were liquidated in the first quarter of 2005.

16. Commitments and contingencies

Total rent expense under cancelable and noncancelable operating leases was $2.7 million, $3.2 million and $10.0 million during the years ended December 31, 2004, 2003 and 2002, respectively.

F-33

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Commitments and contingencies (Continued)

At December 31, 2004, future minimum lease payments under noncancelable operating leases are as follows:

Year	(in thousands)
2005	$2,216
2006	1,929
2007	1,247
2008	862
2009	359
Thereafter	899

The Company subleases a portion of each of their three regional distribution centers. The Company received $0.8 million of sublease income during 2004. Below are the future lease commitments from the subleases related to these subleases.

Year	(in thousands)
2005	$866
2006	390
2007	137

At December 31, 2004 the Company had committed approximately $17.1 million to outside vendors for the purchase of goods and services, of which approximately $1.1 million was related to certain capital projects. The remainder was primarily for inventory and other supply items.

Approximately 24% of the Company’s total labor force at December 31, 2004 is covered by collective bargaining agreements. Contracts covering approximately 100% of the Company’s unionized work force are due to expire at various times in 2007. The Company considers relations with its employees to be satisfactory.

The Company is subject to lawsuits incidental to its business. In the opinion of management, based on its examination of such matters and discussions with counsel, the ultimate resolution of all pending or threatened litigation, claims and assessments will have no material effect upon Alpine’s consolidated financial position, liquidity or results of operations.

Alpine’s operations are subject to environmental laws and regulations in each of the jurisdictions in which it owns or operates facilities or for which it has assumed liabilities, governing, among other things, emissions into the air, discharges to water, the use, handling and disposal of hazardous substances and the investigation and remediations of soil and groundwater contamination both on-site at past and current facilities and at off-site disposal locations. Alpine, as to two sites, and Essex Electric, as to one site, are currently involved in environmental investigations which may result in certain remedial activities being required under the oversight of two state regulatory agencies. Alpine currently does not believe that any of the environmental matters and for which it may be liable, will have a material adverse effect upon its business, financial condition, liquidity or results of operations.

The Company accepts certain customer orders for future delivery at fixed prices. As copper is the most significant raw material used in the manufacturing process, the Company enters into forward purchase fixed price commitments for copper to properly match its cost to the value of the copper to be billed to the customers. At December 31, 2004, the Company had forward fixed price purchase commitments of 0.5 million copper pounds.

F-34

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

17. Related party transactions

As discussed in Note 5, in December 2002 the Company acquired certain assets and liabilities from Superior (the “Electrical Acquisition”). At that time, the Company also entered into a supply and transitional services agreement with Superior which was subsequently replaced in November 2003 by a new supply and services agreement between Superior Essex Inc. (the successor company to Superior pursuant to the Plan of Reorganization) and Essex Electric (collectively, the “Supply Agreements”). The Supply Agreements provided for the purchase from Superior of certain specified quantities of copper rod and certain transitional administrative services to Alpine Holdco and Essex Electric. The Supply Agreements expired on December 31, 2004 in accordance with their terms. The total cost of copper rod purchased under the Supply Agreements in 2004, 2003 and 2002 was $89.2 million, $99.6 million, and $10.8 million respectively. The cost of administrative service for 2004, 2003 and 2002 was $1.4, $4.4 and $0.3 million, respectively.

Essex Electric subleases a portion of the Company’s leased facilities at Ontario, California and McDonough, Georgia to Superior. Lease payments to Essex Electric by Superior were $0.7 and $0.8 in 2004 and 2003, respectively.

Essex Electric processes insulated copper wire at its Jonesboro, IN scrap reclamation center for Superior. Essex Electric charges a fee for this service and retains, then sells, the copper reclaimed. The charges to Superior for these services recorded in net sales were $0.6, $0.5 and $0.5 million for 2004, 2003 and 2002, respectively.

In October 2003, Superior, under it’s rights under the Security Holder’s Agreement dated December 11, 2002, purchased 169 newly issued shares of Essex Electric common stock for an aggregate cash purchase price of $0.5 million (See Note 1).

In January 2005, Superior, under it’s rights under the Security Holder’s Agreement, purchased 445 newly issued shares of Essex Electric common stock for an aggregate cash purchase price of $1.2 million (See Note 1).

At December 31, 2004 and 2003, Alpine has outstanding loans to certain officers totaling $0.4 and $0.5 million, respectively, relating to the tax implications associated with the exercise in prior years of stock options and restricted stock grants. The unpaid balance, which is added to accumulated deficit, bears interest at prime plus 0.5%. During 2002, the Company agreed to forgive $0.3 million, of such loans and accrued interest, with such forgiveness to occur over a ten year period, subject to certain employment conditions.

During 2004, the Company assigned life insurance policies to a former employee and current member of the Board of Directors for the Company, in satisfaction of its obligation to pay $159,545 of annual premiums in respect of the polices. The aggregate net cash surrender value of the polices at the time of assignment was $207,032.

18. Preferred stock

Alpine has authorized 500,000 shares of preferred stock with a par value of $1.00 per share. The preferred stock may be issued at the discretion of the Board of Directors in one or more series with differing terms, limitations and rights.

On June 23, 2003, Alpine completed a private placement of 8,287 shares of a new issue of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the board of directors out of funds legally available for payment, cash dividends at an annual rate of $30.40 per share. The Series A Preferred Stock originally was convertible into Common Stock, at the option of the holder, at the rate of 691 shares of Common Stock per share of Series A Preferred. As a result of a special dividend declared by the Company (see Note 22), the conversion rate increased to 743.01. Since the market price of the common stock on the subscription date (June 23, 2003) was $0.76 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $1.2 million was recorded as a reduction to the mandatorily redeemable series A cumulative preferred stock line of the balance sheet with the offset to capital in excess of par. The beneficial conversion feature was recorded as a dividend as of December 29, 2004 when the privately placed Series A Preferred Stock became convertible following the increase in authorized but unissued shares of Common Stock from 25 million to 50 million shares.

F-35

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

18. Preferred stock (Continued)

On November 10, 2003, the Company completed the sale of 9,977 shares of Series A Preferred Stock pursuant to a rights offering to holders of the Common Stock. Common stockholders were offered a right to purchase one share of Series A Preferred Stock at a price of $380 per share for each 500 shares of common stock held on September 29, 2003. The terms of the Series A Preferred Stock are the same as that purchased by the officers and directors in the private placement discussed above. Total proceeds received from the sale were $3.8 million. The recording of dividends, if any, on the Series A Preferred Stock will reduce the Company’s earnings per share in the period recorded. Since the market price of the Common Stock on the date of issuance (November 10, 2003) was $0.92 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $2.6 million was recorded. This was recorded as a dividend since the shares were immediately convertible, offset with a credit to capital in excess of par. The Company may cause conversion of the Series A Preferred Stock into common stock if the Company’s common stock is then listed on the New York Stock Exchange or the American Stock Exchange or is traded on the NASDAQ National Market System and the average closing price of a share of the Company’s common stock for any 20 consecutive trading days equals or exceeds 300% of the conversion price then in effect. The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three-year period commencing on December 31, 2009 at the liquidation value of $380 per share, plus accrued and unpaid dividends. Additionally, if the Company experiences a change in control it will, subject to certain limitations, offer to redeem the Series A Preferred Stock at a cash price of $380 per share plus (i) accrued and unpaid dividends and (ii) if the change of control occurs prior to December 31, 2007, all dividends that would be payable from the redemption date through December 31, 2007.

At December 31, 2004, 177 shares of 9% Cumulative Convertible Preferred Stock (“9% Preferred Stock”) were outstanding and at December 31, 2003, 250 shares of 9% Cumulative Convertible Senior Preferred Stock (“9% Senior Preferred Stock”) and 177 shares of 9% Cumulative Convertible Preferred Stock were outstanding.

The 9% Senior Preferred Stock is senior in ranking to holders of Alpine’s common stock and the 9% Preferred Stock. Each share is convertible at any time into 199 shares of Alpine common stock at a conversion price of $5.02 per share, subject to customary adjustments, and is redeemable by Alpine at any time, in whole or in part at a price equal to the liquidation value per share. The 9% Senior Preferred Stock carries 100 votes per share, votes as a single class with Alpine’s common stock on all matters submitted to stockholders and is entitled to vote as a separate class in the event of any proposal to (i) amend any of the principal terms of the preferred stock; (ii) authorize, create, issue or sell any class of stock senior to or on a parity with the 9% Senior Preferred Stock as to dividends or liquidation preference; or (iii) merge into, consolidate with, or sell all or substantially all of the assets of Alpine to another entity. The holders of not less than 66 2/3 % of the 9% Senior Preferred Stock must approve any transaction subject to the class voting rights. In June 2004, Alpine redeemed all remaining shares of 9% Senior Preferred Stock outstanding at liquidation value of $250 thousand. The 9% Preferred Stock is convertible into 105 1/2 shares of common stock, subject to customary adjustments. Alpine may redeem the stock at any time, in whole or in part at a price equal to the liquidation value per share.

19. Stockholder rights agreement

Under the Company’s Stockholder Rights Plan, last amended in March 2003 (“the Plan”), a Preferred Share Purchase Right (“Right”) is attached to each share of common stock pursuant to which the holder will, in certain takeover-related circumstances, become entitled to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock at a price of $75.00, subject to adjustment, with each share having substantially the rights and preferences of 100 shares of common stock. The Rights will separate from the common shares after a person or entity or group of affiliated or associated persons (other than certain grandfathered persons) acquire beneficial ownership of 15% (or in the case of Steven S. Elbaum, 40%) or more of the outstanding common shares) or commence a tender offer that would result in a person or group acquiring, beneficial ownership of 15% or more of the outstanding common shares. Grants of stock options and restricted stock by the board of directors of the Company (and its committees) to its officers, will not by itself cause an officer to become an acquiring person. Also, in certain takeover-related circumstances, each Right (other than those held by an acquiring person) will be exercisable for shares of common stock of the Company or stock of the acquiring person having a market value of

F-36

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

19. Stockholder rights agreement (Continued)

twice the exercise price. Once certain triggering events have occurred to cause the Rights to become exercisable, each Right may be exchanged by the Company for one share of common stock.

The Rights are redeemable at any time, prior to the time that a person becomes an acquiring person, by the Company before their expiration on February 17, 2009 at a redemption price of $0.01 per Right. At December 31, 2004, 200,000 shares of Series A Junior Participating Preferred Stock were reserved for issuance under this Plan.

20. Business segments and foreign operations

Prior to the Electrical Acquisition on December 11, 2002, the Company’s reportable segments were historically the strategic businesses of Superior that offered different products and services to different customers. These segments were communications, magnet wire (formerly known as OEM) and electrical. The communications segment included copper and fiber optic outside plant and premise wire and cable, and all of the Superior Cable Ltd. products. The magnet wire segment included magnet wire and related products. The electrical segment included building and industrial wire and cable. The operations of DNE Systems and Superior Cable Ltd. were historically included within the communications segment. As a result of the Electrical Acquisition, the deconsolidation of Superior effective December 11, 2002, and the sale of DNE effective July 29, 2004, the Company’s reportable segments for periods after December 11, 2002, consist only of the electrical segment. The results of DNE have been treated as discontinued operations for all periods.

The Company evaluates segment performance based on a number of factors, with operating income, before restructuring and other charges and asset impairments, being the most critical. Intersegment sales are generally recorded at cost, are not significant and, therefore, have been eliminated below.

F-37

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Business segments and foreign operations (Continued)

Operating results for each of the Company’s reportable segments are presented below. Corporate and other items shown below are provided to reconcile to the Company’s consolidated statements of operations, cash flows and balance sheets.

Year Ended December 31,
2004	2003	2002
(in thousands)

Net sales:
Communications(a)	$—	$—	$433,602
Magnet wire	—	—	464,536
Electrical(b)	315,894	302,112	465,869
	$315,894	$302,112	$1,364,007

Depreciation expense:
Communications	$—	$—	$17,760
Magnet wire	—	—	12,592
Electrical	858	690	7,601
Corporate and other	30	79	2,586
	$888	$769	$40,539

Operating income (loss):
Communications	$—	$—	$19,061
Magnet wire	—	—	38,128
Electrical	(1,590)	(14,397)	(10,591)
Corporate and other	(3,799)	(2,039)	(24,307)
Restructuring and other charges and asset impairments	(4,231)	(14,144)	(500,201)
	$(9,620)	$(30,580)	$(477,910)

Total assets:
Communications	$—	$—	$—
Magnet wire	—	—	—
Electrical	93,005	87,923	158,793
Corporate and other	39,782	10,565	12,002
Total assets of continuing operations	$132,787	$98,488	$170,795
Total assets of discontinued operations	—	9,300	12,326
Total assets	$132,787	$107,788	$183,121

Capital expenditures:
Communications	$—	$—	$3,207
Magnet wire	—	—	1,995
Electrical	5,036	7,374	3,139
Corporate and other	67	25	1,034
	$5,103	$7,399	$9,375

——————

(a)

Net sales to the regional Bell operating companies (“RBOCs”) and major independent telephone companies accounted for 42% of the Communication Group net sales for the year ended December 31, 2002 Superior Cable net sales represented 24% of the Communication Group net sales for the year ended December 31, 2002. No customer accounted for more than 10% of net sales for 2002.

(b)

One customer accounted for 23% and 18% of net sales for the years ended December 31, 2004 and 2003, respectively. No customer accounted for more than 10% of net sales for 2002.

F-38

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Business segments and foreign operations (Continued)

The following provides information about domestic and foreign operations for the years ended December 31, 2004, 2003 and 2002:

	Year Ended December 31,
	2004	2003	2002
	(in thousands)
Net sales:
United States	$315,894	$302,112	$1,209,898
Canada	—	—	20,296
Israel	—	—	89,472
United Kingdom	—	—	44,341
Total Net Sales from Continuing Operations	$315,894	$302,112	$1,364,007

Long-lived assets:
United States	$16,927	$15,241	$13,470

21. Quarterly financial information (unaudited)

The Company’s unaudited quarterly results of operations for the year ended December 31, 2004 and 2003 are as follows:

	Quarter Ended 2004
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Net sales	$81,937	$76,678	$80,354	$76,925	$315,894
Gross profit	10,187	6,578	4,972	(2,181)	19,556
Income from continuing operations	772	(746)	(2,837)	(4,332)	(7,143)
Income from discontinued operations	703	892	(93)	—	1,502
Gain on sale of DNE	—	—	19,088	(7)	19,081
Net income (loss)	1,475	146	16,158	(4,339)	13,440
Net income (loss) per share of common stock – basic
From continuing operations, net of preferred dividends	0.05	(0.07)	(0.33)	(0.38)	(0.77)
From discontinued operations	0.06	0.07	(0.01)	—	0.11
Gain on sale of DNE	—	—	1.39	—	1.42
Net income (loss)	0.11	—	1.05	(0.38)	0.76
Net income (loss) per share of common stock – diluted (a)
From continuing operations	0.03	(0.07)	(0.33)	(0.38)	(0.77)
From discontinued operations	0.03	0.07	(0.01)	—	0.11
Gain on sale of DNE	—	—	1.39	—	1.42
Net income (loss)	0.06	—	1.05	(0.38)	0.76

F-39

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

21. Quarterly financial information (unaudited) (Continued)

	Quarter Ended 2003
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Net sales	$89,354	$80,154	$69,485	$63,119	$302,112
Gross profit	5,787	5,269	3,712	397	15,165
Income from continuing operations	(3,040)	(4,628)	(3,404)	842,297	831,225
Income from discontinued operations	726	854	707	1,264	3,551
Net income (loss)	(2,314)	(3,774)	(2,697)	843,561	834,776
Net income (loss) per share of common stock – basic
From continuing operations	(0.21)	(0.31)	(0.26)	69.74	60.13
From discontinued operations	0.05	0.06	0.05	0.11	0.26
Net income (loss)	(0.16)	(0.25)	(0.21)	69.85	60.39
Net income (loss) per share of common stock – diluted (a)
From continuing operations	(0.21)	(0.31)	(0.26)	38.36	51.01
From discontinued operations	0.05	0.06	0.05	0.06	0.22
Net income (loss)	(0.16)	(0.25)	(0.21)	38.42	51.23

——————

(a)

Net income per diluted share of common stock for the twelve months is determined by computing a year-to-date weighted average of the number of incremental shares included in each quarterly diluted net income per share calculation. As a result, the sum of net income per share for the four quarterly periods may not equal the net income per share for the years ended December 31, 2004 and 2003.

	Quarter Ended 2004
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Reconciliation of 10Q amounts to amounts reported above:
Net sales
10Q as filed (for quarters 1-3 in 2004)	88,833	76,678	80,354	76,925	322,790
Discontinued Operations (a)	(6,896)	—	—	—	(6,896)
Net Customer Sales as reported	81,937	76,678	80,354	76,925	315,894

Gross profit
10Q as filed (for quarters 1-3 in 2004)	13,894	6,578	4,972	(2,181)	23,263
Discontinued Operations (a)	(3,707)	—	—	—	(3,707)
Gross profit as reported	10,187	6,578	4,972	(2,181)	19,556

F-40

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

21. Quarterly financial information (unaudited) (Continued)

	Quarter Ended 2003
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Reconciliation of 10Q amounts to amounts reported above:
Net sales
10Q as filed (for quarters 1-3 in 2004)	97,542	80,154	69,485	63,119	310,300
Discontinued Operations (a)	(8,188)	—	—	—	(8,188)
Net Customer Sales as reported	89,354	80,154	69,485	63,119	302,112

Gross profit
10Q as filed (for quarters 1-3 in 2004)	9,731	5,269	3,712	397	19,109
Discontinued Operations (a)	(3,944)	—	—	—	(3,944)
Gross profit as reported	5,787	5,269	3,712	397	15,165

——————

(a)

DNE sale was announced during second quarter and classified as discontinued operations the second quarter and thereafter.

22. Special Dividend and Common Stock Reverse/Forward Split

On August 24, 2004, Alpine declared a special dividend of up to $0.40 per share of Common Stock and a special dividend of $103.65 per share of Series A Preferred Stock to shareholders of record on September 14, 2004 (the “Record Date”). The amount of the Special dividend in respect of the Common Stock was reduced proportionately, to $0.36 per share, to adjust for additional shares of Common Stock issued by the Company between August 24, 2004 and the Record Date. This resulted in special dividend payments of $4.9 million in respect of the Common Stock and $1.5 million in respect of the Series A Preferred Stock. Under the respective terms of the stock based compensation plans of the Company (see note 11), the Company is required to allocate a deemed dividend in respect of shares of restricted Common Stock granted and unvested and/or deposited and credited to participant accounts under the Alpine Deferred Stock Account Plan in an amount equal to any cash dividend paid in respect of the Common Stock. Accordingly, on September 30, 2004, the Company declared, but did not yet pay, a total deemed dividend of $0.9 million, $0.6 million of which was recorded to compensation expense during 2004. The remainder will be amortized over the vesting period of such unvested or deferred shares of Common Stock.

On December 30, 2004 the Company effected a reverse 1-for-100 stock split followed immediately by a forward 100-for-1 stock split of the Common Stock. As permitted under the Delaware General Corporation Law, stockholders whose shares of Common Stock were converted into less than 1 share as a result of the reverse split had these shares canceled and received cash payments equal to the fair value of the shares cancelled.

23. Subsequent Event

On March 23, 2005, the Company announced its decision to close its manufacturing operations in Anaheim, California as of April 30, 2005. This action is in accordance with the Company’s restructuring plan which began over two years ago. The real estate was sold in 2003 and the Company has been leasing the property since that time. It is anticipated that the Company will incur between $1.5 million and $2.0 million in one-time non recurring costs associated with this action.

F-41

SCHEDULE I

THE ALPINE GROUP, INC.
(PARENT COMPANY)

CONDENSED BALANCE SHEETS
(in thousands)

	December 31,
	2004	2003

ASSETS

Current assets:
Cash and cash equivalents	$217	$207
Marketable securities	35,827	6,761
Deferred income tax asset	614	1,061
Other current assets	1,826	863
Total current assets	38,484	8,892
Investment in consolidated subsidiaries	16,620	27,405
Property, plant and equipment, net	79	1,159
Advances and loans to subsidiaries	1,986	2,016
Deferred income taxes	2,654	2,190
Long-term investments and other assets	1,506	1,417
Total assets	$61,329	$43,079
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$386	$137
Accounts payable	45	31
Income taxes	7,336	—
Accrued expenses	3,158	82
Total current liabilities	10,925	250
Long-term debt, less current portion	3,122	3,777
Other long-term liabilities	17,782	17,530
Mandatorily redeemable Series A preferred stock	5,545	5,664

Stockholders’ equity:
9% cumulative convertible preferred stock at liquidation value	$177	$427
Common stock, $.10 par value; authorized 50,000,000 shares and 25,000,000; 24,670,054 and 22,146,884 shares issued at December 31, 2004 and 2003 respectively	2,467	2,214
Capital in excess of par value	168,446	165,706
Accumulated other comprehensive income	(20)	57
Accumulated deficit	(52,955)	(58,201)

Shares of common stock in treasury, at cost; 10,929,985 and 11,109,872 shares at December 31, 2004 and 2003, respectively	(93,705)	(93,861)
Receivable from stockholders	(415)	(484)
Total stockholders’ equity	23,955	15,858
Total liabilities and stockholders’ equity	$61,329	$43,079

F-42

SCHEDULE I (cont’)

THE ALPINE GROUP, INC.
(PARENT COMPANY)

CONDENSED STATEMENTS OF OPERATIONS
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Revenues:
Interest and dividend income	$401	$137	$—
Intercompany interest	190	—	—
Intercompany dividend	28,099	—	—
Other income	42	70	2,914
	$28,732	$207	$2,914
Expenses:
General and administrative	4,104	1,893	2,971
Restructuring and other charges	—	—	1,400
Interest expense	519	437	562
Loss on investments in securities	—	—	4,085
Other expense	820	167	—
	5,443	2,497	9,018

Net revenues (expenses)	23,289	(2,290)	(6,104)
Gain on cancellation of equity investment in Superior (Note 1)	—	854,262	—
Income (loss) before income taxes, equity in net income of affiliates, equity in net income (loss) of subsidiaries, income (loss) from discontinued operations and cumulative effect of accounting change	23,289	851,972	(6,104)
Benefit (provision) for income taxes	936	(389)	5,905

Loss before equity in income (loss) of affiliates, equity in net income (loss) of subsidiaries, income from discontinued operations and cumulative effect of accounting change	24,225	851,583	(199)
Equity in net income (loss) of subsidiaries, net:
Alpine Holdco	(10,785)	(16,807)	10,861
Superior and others		—	(882,233)

Gain (loss) from continuing operations before cumulative effect of accounting change	13,440	834,776	(871,571)
Cumulative effect of accounting change for goodwill impairment	—	—	(3,030)
Net income (loss)	$13,440	$834,776	$(874,601)

F-43

SCHEDULE I (cont’)

THE ALPINE GROUP, INC.
(PARENT COMPANY)

CONDENSED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Cash flows provided by (used for) operating activities	$36,513	$(1,104)	$(8,727)
Cash flows from investing activities:
Investments in and advances to subsidiaries	—	(1,899)	(13,689)
Capital expenditures	(66)	(25)	—
Purchase of marketable securities	(39,360)	(6,672)	—
Proceeds from sale of marketable securities and other investments	10,213	—	23,530
Proceeds from sale of (investment in) PolyVision	—	1,296	—
Proceeds from sale of assets	346	—	—
Restricted cash	—	—	87
Other	—	—	2
Cash flows provided by (used for) investing activities	(28,867)	(7,300)	9,930

Cash flows from financing activities:
Long-term borrowings	(630)	—	—
Debt / equity issuance costs	—	(39)	—
Repayments of long-term borrowings	—	(2,247)	(30,755)
Issue of preferred stock	—	6,940	—
Dividends on preferred stock	(2,044)	(206)	(38)
Dividends on common stock	(4,947)	—	—
Proceeds from stock options exercised	234	—	139
Purchase of treasury shares	—	(5)	(76)
Preferred stock redemptions	(250)	—	—
Proceeds from minority interest in sub	—	471	—
Other	1	1	—
Cash flows provided by (used for) financing activities	(7,636)	4,915	(30,730)
Net increase (decrease) in cash and cash equivalents	10	(3,489)	(29,527)
Cash and cash equivalents at beginning of year	207	3,696	33,223
Cash and cash equivalents at end of year	$217	$207	$3,696

Supplemental cash flow disclosures:
Cash paid for interest	$328	$543	$2,300
Cash paid (refunded) for income taxes, net	$730	$(1,385)	$(4,275)

F-44

SCHEDULE I (cont’)

THE ALPINE GROUP, INC.
(PARENT COMPANY)

	December 31,
	2004	2003
	(in thousands)
Long-term debt consists of:
6% Junior Subordinate Notes, net of discount of $1.1 million	$3,122	$3,059
Other	386	855
	3,508	3,914
Less current portion	386	137
	$3,122	$3,777

Minimum current maturities of long-term debt outstanding as of December 31, 2004 are as follows:

Fiscal Year	Amount (in thousands)

2005	$386
2006	0
2007	1,046
2008	1,046
2009	1,046
Thereafter	1,046

An intercompany dividend totaling $28.1 million was paid from Alpine Holdco to the parent company during 2004. This dividend was primarily proceeds from the sale of DNE and was consented to by the Alpine Holdco lenders.

F-45

SCHEDULE II

THE ALPINE GROUP, INC. AND SUBSIDIARIES
SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
Years Ended December 31, 2004, 2003 and 2001
(in thousands)

		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions		Balance at End of Period

Year Ended December 31, 2004:
Allowance for restructuring activities	$1,001	$3,896	—	$(4,897	)(a)	$—
Allowance for doubtful accounts	263	120	—	4		387
LIFO reserve	9,007	13,202	—	—		22,209

Year Ended December 31, 2003:
Allowance for restructuring activities	$1,427	$13,555	—	$(13,981	)(a)	$1,001
Allowance for doubtful accounts	364	115	—	(217)		263
LIFO reserve	—	9,007	—	—		9,007

Year Ended December 31, 2002:
Allowance for restructuring activities	608	10,076	—	(9,257	)(b)	1,427
Allowance for doubtful accounts	8,358	1,027	—	(9,021	)(c)	364
LIFO reserve	4,631	(4,631)	—	—		—

——————

(a)	Payments for restructuring liabilities

(b)	Payments for restructuring liabilities	$(6,043)
	Effect of Superior deconsolidation	(3,214)
		$(9,257)
(c)	Write-offs net of recoveries	$(1,275)
	Effect of Superior deconsolidation	(7,746)
		$(9,021)

F-46

ANNEX V

Annual Report of The Alpine Group, Inc. on Form 10K/A for the
Year Ended December 31, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 10-K/A

_________________________

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2004

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                to

Commission file number 000-02249

_________________________

THE ALPINE GROUP, INC.

(Exact name of registrant as specified in its charter)

_________________________

Delaware	22-1620387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 201-549-4400

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $.10 per share

[Title of class]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

Indicate by check mark whether the registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2).
Yes ☐  No ☒

At April 25, 2005, the registrant had 15,787,013 shares of common stock, par value $.10 per share, outstanding. The aggregate market value of the outstanding shares of such common stock held by non-affiliates of the registrant on June 30, 2004 was approximately $30.8 million based on the closing price of $3.40 per share of such common stock on such date.

DOCUMENTS INCORPORATED BY REFERENCE

None

EXPLANATORY NOTE: This Annual Report on Form 10K/A has been filed by the Registrant to amend the Annual Report on Form 10-K filed by the Registrant on March 31, 2005 to include the information required to be disclosed by Items 10-14 of Part III of Form 10-K.

PART III

Item 10. Directors and Executive Officers of the Registrant

Directors

The Board of Directors of The Alpine Group, Inc. (“Alpine” or the “Company”) consists of three classes of directors, with terms expiring in successive years, and the directors serve until their successors are duly elected.

Name	Age	Year First Elected Director	Position with the Company and Other Business Experience

Kenneth G. Byers, Jr.	61	1993	President of Byers Engineering Company, a telecommunications technical services and software firm, since 1971.
Steven S. Elbaum	56	1980

Chairman of the Board of Directors and Chief Executive Officer of the Company since 1984. Chairman of the Board of Directors of Superior Cables Ltd. (formerly known as Cables of Zion United Works, Ltd.), an Israel-based, publicly traded wire and cable manufacturer and an affiliate of the Company. Chairman of the Board of Directors of Spherion Corporation (NYSE: SFN), a provider of staffing, recruiting and workforce solutions. A director of Vestaur Securities, Inc. (AMEX:VES), a closed-end fund.

Randolph Harrison	72	1980	Private investor.
John C. Jansing	79	1978	Private investor. Lead director of Vestaur Securities, Inc.
James R. Kanely	63	1993	Private investor.
Bragi F. Schut	64	1983	Retired. Executive Vice President of the Company from 1986 until his retirement in February 2002.

The Board of Directors has determined that James R. Kanely, the chairman of the Audit Committee of the Board of Directors, meets the criteria of an audit committee financial expert as that term is defined by the United States Securities and Exchange Commission. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification, nor does it affect the duties, obligations or liability of any other member of the audit committee or board of directors. Mr. Kanely is an “independent” director as that term is used in Item 7(d) 3(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under Section 303A.06 of the New York Stock Exchange Rules and Regulations.

Executive Officers

Set forth below is certain information regarding the executive officers of the Company, each of whom serves at the discretion of the Board.

Name	Age	Position with the Company and Other Business Experience

Steven S. Elbaum	56

Chairman of the Board of Directors and Chief Executive Officer of the Company since 1984. From 1996 through 2002, Mr. Elbaum was Chairman and Chief Executive Officer of Superior TeleCom Inc. (“Superior TeleCom”) and Chairman of its Board of Directors until November 10, 2003.

2

Name	Age	Position with the Company and Other Business Experience

K. Mitchell Posner	55

Executive Vice-President of the Company since March 2003. From June 2000 through October 2002, a managing director of UBS Global Management, Inc., a global investment and money management firm and a subsidiary of UBS AG. From October 1997 until June 2000, President of Camulus Capital, LLC, a financial and management consulting firm.

David A. Owen	59

Chief Financial Officer of the Company since May 2003. Senior Vice-President - Finance of Essex Electric Inc. (“Essex Electric”), a subsidiary of the Company, since December 2002. From November 1998 until December 11, 2002, Mr. Owen was Executive Vice-President - Finance of Superior TeleCom.

Harold M. Karp	49

President of Essex Electric since December 2002. President of the Electrical Group of Superior TeleCom from January 2001 until December 11, 2002. Senior Vice-President—Operations of Superior TeleCom’s Communications Group from October 1996 through December 2000.

Stewart H. Wahrsager	55

Senior Vice-President and General Counsel of the Company from January 1996 until April 2001, and since January 2004. Corporate Secretary of the Company since January 1996. Senior Vice President and General Counsel of Superior TeleCom from April 2001 through December 31, 2003 and Corporate Secretary of Superior TeleCom from October 1996 through December 2003.

Dana P. Sidur	53

Vice-President and Corporate Treasurer of the Company since March 16, 2005. Vice-President – Corporate Development of the Company from September 1997 through December 2001, and from November 2003 until March 15, 2005. Vice-President - Corporate Development of Superior TeleCom from January 2002 through October 2003.

Superior TeleCom and its U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on March 3, 2003. On such date, the Company owned 48.9% of the outstanding common stock of Superior TeleCom and Mr. Elbaum was Chairman of its board of directors. Mr. Elbaum resigned as Chairman on November 10, 2003, the date Superior TeleCom’s Plan of Reorganization became effective.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including its Chief Executive Officer, who is its principal executive officer, and Chief Financial Officer, who is its principal financial and accounting officer. A copy of the Code of Ethics may be obtained from the Company free of charge. Requests should be directed to the Corporate Secretary at the principal executive office of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports and representations furnished to the Company during the year ended December 31, 2004, except as hereinafter set forth, the Company believes that each of the persons required to file reports under Section 16(a) of the Exchange Act, was in compliance with all applicable filing requirements. James R. Kanely was late in reporting the sale in January 2004 of 6,260 shares of common stock of the Company held for Mr. Kanely’s benefit under an institutionally administered retirement plan. The sale was effected by the institutional administrator of the plan without prior notice to or consultation with Mr. Kanely. K. Mitchell Posner was late in reporting his beneficial acquisition on September 30, 2004 of 13,284 shares of common stock of the Company.

3

These shares were automatically credited as of such date to Mr. Posner’s deferred stock account under the Company’s Deferred Stock Account Plan based on his earlier election under the Plan to reinvest into common stock of the Company all cash deemed dividends allocated to his deferred stock account under the Plan.

Item 11. Executive Compensation

The following table sets forth certain information during the years ended December 31, 2004, 2003 and 2002 with respect to compensation earned by or paid to the Company’s Chief Executive Officer, and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer.

SUMMARY COMPENSATION TABLE

		Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary(2)	Bonus(3)	Other Annual Compensation		Restricted Stock(4)	Options Shares	Other(5)

Steven . Elaum	2004	$621,920	$373,152	$48,163	(6)	—	—	$37,505
Chairman and Chief	2003	621,920	186,576	48,163	(6)	$114,000	450,000	40,676
Executive Officer	2002	175,000		581,410	(6)			3,781,146	(7)
K. Mitchell Posner	2004	$250,008	$150,000	—		—	—	$18,068
Executive Vice-President	2003	206,038	62,250	39,588	(8)	$76,000	300,000	133,668
	2002
David A. Owen	2004	$247,596	$95,000			—	—	$11,006
Chief Financial Officer	2003	247,596	94,279			$15,200	55,000	10,611
	2002		10,316					542
Harold M. Karp	2004	$250,008	$131,250			—	—	$12,812
President of Essex	2003	250,008	131,252			$15,200	125,000	19,261
Electric Inc.	2002	10,417	100,000				534
Stewart H. Wahrsager	2004	$161,000	$60,000	$133,224	(10)	$36,400	90,000	$18,484
Senior Vice-President and	2003
General Counsel (9)	2002	—	—	—		—	—	24,585	(11)

——————

(1)

The aggregate dollar value of all perquisites and other personal benefits, securities or property earned by or paid to any of the named individuals did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus set forth for such individual during any of the last three fiscal years.

(2)

40% percent of the amount shown for 2003 was not paid to Mr. Elbaum in cash but rather in deferred shares of the common stock, par value $.10 per share, of the Company (“Alpine Common Stock”). See the description of Mr. Elbaum’s employment agreement under “Employment Agreements”. Does not include salary of $725,000 paid to Mr. Elbaum by Superior TeleCom during the year ended December 31, 2002.

The amounts shown for (i) Messrs. Owen and Karp in respect of the year ended December 31, 2002 represent wages paid commencing December 11, 2002, the date of the Electrical Acquisition (as defined below in “Item 13. Certain Relationships and Related Transactions”), through the end of 2002, and (ii) Mr. Posner in respect of the year ended December 31, 2003 represents wages paid commencing March 11, 2003, the date of his commencement of employment.

(3)

Pursuant to the terms of each executive’s employment agreement with Essex Electric, (i) Mr. Karp received (a) a $100,000 one-time, lump sum signing bonus, which is included in the amount shown for the year ended December 31, 2002, and (b) a retention bonus of $112,500, payable in two equal installments, the first and the second installments are included in the amount shown for the years ended December 31, 2003 and December 31, 2004, respectively, and (ii) Mr. Owen received a retention bonus of $40,000 payable in two equal installments, the first and the second installments are included in the amount shown for the years ended December 31, 2003 and December 31, 2004, respectively.

In February 2004, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, incentive compensation cash bonuses for fiscal year 2003 for the named executives which were paid in March 2004. Accordingly, the respective amounts of such bonuses are included in the amounts shown for the year ended December 31, 2003 as follows: Mr. Elbaum, $186,576; Mr. Posner, $62,250; Mr. Owen, $74,279; and Mr. Karp, $75,002.

4

On March 15, 2005, the Compensation Committee approved and the Company paid cash bonuses for fiscal year 2004 in the following amounts to the following named executive officers: Mr. Posner, $150,000; Mr. Owen, $75,000; Mr. Karp, $75,000; and Mr. Wahrsager, $60,000. On April 28, 2005, the Compensation Committee approved a cash bonus for Mr. Elbaum for fiscal year 2004 in the amount of 60% of his 2004 base compensation or $373,152.

(4)

The amounts indicated in this column are calculated based on the closing market price of Alpine Common Stock on the date of each restricted stock award (for 2004, $0.91 per share on January 20, 2004, for 2003, $0.76 per share on June 20, 2003). Restrictions in respect of these restricted stock awards are released automatically in installments of one-third of the total award granted to each named executive on each of the first three anniversaries of the respective grants. The aggregate number of unreleased restricted shares of Alpine Common Stock held at December 31, 2004 and the value of such holdings based on the market price therefor of $2.02 per share, determined as of December 31, 2004, was as follows: 100,000 shares and $202,000 for Mr. Elbaum; 66,667 shares and $134,667 for Mr. Posner; 13,334 shares and $26,935 for each of Messrs. Karp and Owen; and 40,000 shares and $80,800 for Mr. Wahrsager. Pursuant to the Company’s Deferred Stock Account Plan, Messrs. Elbaum, Posner, Karp and Owen in December 2003, and Mr. Wahrsager in March 2004, elected to defer all such shares of restricted Common Stock into each such individual’s respective participant account under such Plan.

(5)

The amounts set forth include (i) medical reimbursement for Messrs. Elbaum, Posner and Wahrsager, (ii) with respect to Mr. Karp, an automobile allowance for the period December 12-31, 2002 and all of 2003 and 2004, as well as club membership dues for 2003; with respect to Mr. Owen, an automobile allowance for the period December 12-31, 2002 and all of 2003 and 2004; with respect to Mr. Posner, an automobile allowance for the period March 11 through December 31, 2003 and all of 2004, and with respect to Mr. Wahrsager, an automobile allowance for 2004, (ii) book value of an automobile transferred to Mr. Elbaum in 2002, (iii) imputed premium costs of group term life insurance for all of the named executive officers, (iv) with respect to Mr. Elbaum, imputed premium costs of endorsement split dollar life insurance, reimbursement for club membership in the amount of $17,500 in each of 2003 and 2004 and annual dues in the amount of $2,883 and $4,325 in 2003 and 2004, respectively, in accordance with his employment agreement; and (v) in respect of Mr. Posner in 2003, a relocation allowance and reimbursement of expenses of $122,036 in connection with his relocation to New Jersey in 2003 pursuant to his employment arrangement with the Company.

(6)

Represents the contractual forgiveness of loans made to Mr. Elbaum prior to the effective date of the Sarbanes-Oxley Act of 2002 in connection with (i) the tax consequences of certain restricted stock awards and the exercise of certain stock options and (ii) in respect of the year ended December 31, 2002, the relinquishment of certain split-dollar insurance arrangements.

(7)

In addition to the amounts paid to Mr. Elbaum in 2002 as noted in footnote 5, the amount set forth also includes (i) $2,894,180, which represents the sole and final distribution made directly to Mr. Elbaum in 2002 in connection with the cessation of all benefit accruals under the Alpine Senior Executive Retirement Plan (“SERP”) in 2001, as approved by the Compensation Committee, (ii) $750,000 paid to Mr. Elbaum in 2002 representing the unpaid termination balance due to him pursuant to the terms of his employment agreement with Superior TeleCom upon his resignation as Chief Executive Officer of Superior TeleCom, which the Company assumed in connection with the Electrical Acquisition and (iii) $134,325 paid to Mr. Elbaum in 2002 in consideration for the cancellation of certain stock options previously granted by the Company to purchase shares of PolyVision Common Stock.

(8)

Represents payment to Mr. Posner for the tax consequences of a relocation allowance and reimbursement of relocation expenses, as described in footnote 5 above.

(9)

Upon resignation from Superior TeleCom, on December 31, 2003 Mr. Wahrsager was reemployed by the Company on January 1, 2004.

(10)

Represents (i) the contractual forgiveness of loans made to Mr. Wahrsager prior to the effective date of the Sarbanes-Oxley Act of 2002 in connection with the tax consequences of certain restricted stock awards to him, and (ii) a distribution in the amount of $125,000 from the rabbi trust which was established by the Company for his benefit under the terms of and in connection with the cessation in 2001 of all benefit accruals under the SERP.

5

(11)

Represents amount paid to Mr. Wahrsager in 2002 in connection with the cancellation of certain stock options previously granted by the Company to purchase shares of PolyVision Common Stock.

STOCK OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 2004

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees In 2004	Exercise Price ($/sh)	Expiration Date	Potential Realizable Value (at assumed annual rates of stock price appreciation for option term)

					5%	10%
Stewart H. Wahrsage	90,000	84.1%	0.91	1/20/14	$51,506	$130,528

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table presents information for the individuals named above as to the exercise of stock options during the year ended December 31, 2004 and the number of shares underlying, and the value of, unexercised options outstanding at December 31, 2004:

	Exercised During 2004		Number of Shares Underlying Unexercised Options		Value of Unexercised In-the-Money Options (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven S. Elbaum	150,000	$336,000	—	300,000	—	$378,000
K. Mitchell Posner	66,666	149,332	33,333	200,001	$42,000	252,001
Harold M. Karp	41,666	91,249	—	83,334	—	105,001
David A. Owen	18,333	40,149	—	36,667	—	46,200
Stewart H. Wahrsager	—	—	16,500	90,000	—	99,900

——————

(1)

Based upon the closing price of $2.02 of the Alpine Common Stock on December 31, 2004.

PENSION PLAN

Each of Messrs. Elbaum, Schut and Wahrsager participated in the SERP, an unfunded non-qualified defined benefit plan. Benefit accruals under the SERP for  Messrs. Elbaum, Schut and Wahrsager were frozen as of June 14, 2001. In  connection with the cessation of benefits under the frozen SERP, during 2002 the  entire final benefit accrued thereunder in respect of Mr. Wahrsager in the  amount of $427,855 was contributed to a so-called “rabbi” trust for his benefit.  In addition, during 2002, sole and final distributions of accrued benefits were  made directly to each of Messrs. Elbaum and Schut in connection with the  cessation of all benefit accruals under the SERP in 2001, as follows: Mr.  Elbaum, $2,894,180; Mr. Schut, $2,290,781. The Company contributed an amount  equal to not more than 15% of the frozen accrued benefits for Messrs. Elbaum and  Schut to so-called “rabbi” trusts, all or a portion of which was utilized to pay  the premiums on second to die life insurance contracts on each of the lives of  Messrs. Elbaum and Schut. In January 2004, the Company, upon approval of the  Compensation Committee, liquidated the life insurance contracts and terminated  the “rabbi” trusts. The proceeds of $377,927 in respect of Mr. Elbaum were  contributed to a rabbi trust under the SERP in accordance with its provisions  and in June 2004, the proceeds of $333,094 in respect of Mr. Schut, who had  retired as an employee of the Company, were paid to him.

Compensation of Directors

The annual retainer of the Company for directors who are not employees of the Company or otherwise compensated by the Company is $25,000, together with expenses of attendance. The non-employee directors of the Company also receive $1,500 for each meeting of the Board of Directors or of a committee of the Board attended ($2,000 for committee chairmen).

6

Under The Alpine Group, Inc. Stock Compensation Plan for Non-Employee Directors (the “Stock Compensation Plan”), non-employee directors of the Company automatically receive 50% of the annual retainer in either restricted stock or stock options, as elected by the non-employee director. Each non-employee director may also elect to receive all or a portion of the remaining amount of the annual retainer, in excess of 50% of the annual retainer, and meeting fees in the form of restricted stock or stock options instead of in cash. Each stock option granted under the Stock Compensation Plan expires on the tenth anniversary of the date of grant. Awards of restricted stock and stock options under the Stock Compensation Plan vest upon the earliest of the following to occur: (i) the third anniversary of the date of grant; (ii) a non-employee director’s death; and (iii) a change in control of the Company, as defined in the Stock Compensation Plan.

Shares to be issued under the Stock Compensation Plan are made available only from issued shares of Alpine Common Stock reacquired by the Company and held in treasury until such time as the Stock Compensation Plan may be approved by the stockholders of the Company. The Stock Compensation Plan is administered and interpreted by the Board of Directors.

Until 2001, when the Board of Directors terminated the retirement benefit plan for Board members, a non-employee director with at least five years of service would receive, upon reaching age 70 and termination of service to the Company, a retirement benefit of $10,000 per year for 15 years after his retirement, payable to the director or the director’s beneficiaries in the event of his death. The Company made mandatory lump sum distributions in 2002 equal to the present value of certain non-employee director’s retirement benefits. Retired non-employee directors, Joseph Kell and Gene Lewis, who had commenced receiving annual retirement benefits as of the date of the termination of the retirement benefit plan, continued to receive their vested annual retirement benefits, which, for Mr. Kell, ended in January 2003 and, for Mr. Lewis, will end in July 2013.

Employment Agreements

Pursuant to an agreement entered into with Superior TeleCom in connection with the Electrical Acquisition and Superior TeleCom’s September 2002 amendment to its credit facility, Mr. Elbaum resigned as Chief Executive Officer of Superior TeleCom as of December 31, 2002. During 2002, Mr. Elbaum served as Chairman and Chief Executive Officer of the Company at reduced compensation pursuant to a letter agreement between Mr. Elbaum and the Company entered into in April 2001. At that time, recognizing that the Company’s operations were then conducted primarily through its holdings in Superior TeleCom and its other investments, Mr. Elbaum’s roles at the Company and Superior TeleCom were restructured so that he would devote substantially his full business time and focus as the Chief Executive Officer of Superior TeleCom. As a result of his resignation from Superior TeleCom, the original terms and provisions of the employment agreement between Mr. Elbaum and the Company dated April 26, 1996 were automatically reinstituted to reflect his current full-time commitment to the Company.

Mr. Elbaum’s employment agreement provides for a base salary of $621,920,  subject to annual adjustment for increases in the consumer price index. On  January 3, 2003, an amendment to the employment agreement provided that in  respect of fiscal year 2003 his base salary would be paid in a combination of  cash and Alpine Common Stock based on the closing price on such date.  Specifically, the first 60% of Mr. Elbaum’s base salary was paid in cash and the  remaining 40% was paid in shares of Alpine Common Stock. Accordingly, in August  2003, 401,239 shares of Alpine Common Stock were credited to the Company’s  Deferred Stock Account Plan for the benefit of Mr. Elbaum. Such shares of Alpine  Common Stock are fully vested and will be deferred for a period of five years.  Under the terms of the Deferred Stock Account Plan, Mr. Elbaum will be entitled  to a matching contribution in shares of Alpine Common Stock equal to 50% of the  shares deferred for the full five-year period.

The employment agreement with Mr. Elbaum also provides for annual  performance-based bonuses, participation in a performance-based, long-term  incentive stock option award program and certain other benefits, including  medical, dental and other insurance benefits. The agreement with Mr. Elbaum also  provides that he will serve on the Board of Directors of the Company, and  continues for a term ending upon the occurrence of any of the following events:  (i) death or disability of Mr. Elbaum; (ii) termination by the Company without  “cause” or for “cause”; or (iii) termination by the executive for “good reason”  or without “good reason.” Generally, if Mr. Elbaum terminates his employment for  “good reason” or the Company terminates his employment without cause, Mr. Elbaum  is entitled to receive a severance payment equal to one and one-half times his  annual salary and bonus for the prior year. In the event of termination of  employment under other circumstances, including a “change in control” of the Company, Mr. Elbaum is entitled to varying benefits described in his employment agreement.

7

Mr. Posner’s employment with the Company commenced as of March 10, 2003.  He is employed as executive vice-president reporting to, and with such duties  and responsibilities as are delegated by, the chief executive officer of the  Company. Mr. Posner’s annual base salary is $250,000, less any amount paid to  him by Essex Electric on account of direct employment with that entity. His  employment arrangement also provides for an annual performance based bonus, a  long-term equity incentive grant awarded to him on June 20, 2003 consisting of  stock options to purchase up to 300,000 shares of Alpine Common Stock at an  exercise price equal to the fair market value as of the date of grant and  vesting in three equal installments on each of the first three anniversaries of  the grant date; and a grant of 100,000 shares of restricted Alpine Common Stock,  which restrictions are released automatically as to one-third of the aggregate  number of shares so granted on each of the first three anniversaries of the  grant date, and provided that Mr. Posner is still employed by the Company. Mr.  Posner was also paid a relocation allowance and reimbursement of expenses in  connection with his relocation to New Jersey during 2003. His employment  arrangement provides for his nomination for election to the Board and also  provides for certain other benefits including fringe benefits and medical,  dental and other insurance benefits. Either Mr. Posner or the Company may  terminate the employment relationship on sixty (60) days’ prior notice to the  other. Unless Mr. Posner is terminated for “cause”, he will be entitled to  severance in an amount equal to twelve (12) months of his base salary in effect  immediately prior to his termination; additionally the vesting and release date  for his unvested options and unreleased restricted Alpine Common Stock will be  accelerated to the next succeeding anniversary date following notice of termination.

Mr. Owen is employed pursuant to an employment agreement with Essex  Electric. Pursuant thereto, he serves as Senior Vice-President - Finance of  Essex Electric and, since May 2003, as Chief Financial Officer of the Company.  The employment agreement provides for an annual base salary of $248,000, subject  to annual review, and eligibility for an annual performance based bonus and  consideration for equity based incentive awards at the discretion of the  Compensation Committee. Mr. Owen received a $40,000 retention bonus which was  paid in two equal installments on or about July 30, 2003 and February 29, 2004.  The employment agreement also provides for certain other benefits, including  fringe benefits and health and other insurance benefits. Either Mr. Owen or  Essex Electric may terminate his employment at any time. In the event that Mr.  Owen is terminated by Essex Electric without “cause” he will be entitled to a  lump sum severance payment equal to 33 1/3% of his base salary in effect  immediately prior to the time of his termination times the number of years of  his employment under the employment agreement, as well as the continuation of  health insurance and related benefits for 18 months thereafter. If his  employment is terminated without “cause” or he terminates his employment for  “good reason” within six (6) months following a “change of control” of Essex  Electric, Mr. Owen is entitled to severance equal to one and one-half times his  base salary in effect immediately prior to any such termination.

Mr. Karp is employed pursuant to an employment agreement with Essex  Electric. The employment agreement provides for an annual base salary of  $250,000, as adjusted annually for increases in the consumer price index, plus  an annual bonus based on the achievement of performance goals set by Essex  Electric. Mr. Karp received a sign-on bonus of $100,000 in February 2003 and a  retention bonus equal to $112,500, paid in two equal installments on or about  June 30, 2003 and January 15, 2004. The agreement also provides for certain  other benefits, including fringe benefits and medical, dental and other  insurance benefits. Mr. Karp’s employment is for a term ending upon the  occurrence of any of the following events: (i) death or disability of Mr. Karp;  (ii) termination by Essex Electric without “cause” or for “cause”; or (iii)  termination by Mr. Karp for “good reason” or without “good reason.” Generally,  if Mr. Karp terminates his employment for “good reason” or Essex Electric  terminates his employment without “cause”, Mr. Karp is entitled to receive a  severance payment equal to one times his annual salary and annual bonus for the  prior year. In the event of termination of employment under other circumstances,  including a “change in control” of Essex Electric, Mr. Karp is entitled to  severance equal to three times his annual salary and bonus.

Following his resignation from Superior TeleCom as of December 31, 2003,  on January 1, 2004, Mr. Wahrsager was reemployed by the Company as Senior  Vice-President, General Counsel and Corporate Secretary. Mr. Wahrsager’s base  salary for 2004 was $161,000 per annum increasing to $220,000 per annum in 2005.  He is eligible for an annual performance based bonus and consideration for  equity based incentive awards at the discretion of the Compensation Committee.  During the term of his employment, Mr. Wahrsager is entitled to fringe benefits  and health and other insurance benefits made available by the Company to his  peer executives. In connection with his reemployment, the Compensation Committee  granted him an equity incentive award consisting of stock options to purchase up  to 90,000 shares of Alpine Common Stock at an exercise price equal to the fair  market value as of the date of grant and vesting in three equal installments on  each of the first three anniversaries of the grant date; and a grant of 40,000  shares of restricted Alpine Common Stock, which restrictions are released

8

automatically as to one-third of the aggregate number of shares so granted on  each of the first three anniversaries of the grant date, and provided that Mr.  Wahrsager is still employed by the Company. Either Mr. Wahrsager or the Company  may terminate his employment at any time.

Compensation Committee Interlocks and Insider Participation

Randolph Harrison and John C. Jansing served on the Compensation Committee  during the year ended December 31, 2004. There were no compensation committee  interlocks or insider (employee) participation during such period.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of April 25, 2005, there were issued and outstanding 15,787,013 shares of Alpine Common Stock and 14,152 shares of Series A Preferred Stock. The following  table contains information as of such date regarding the number of shares of  Alpine Common Stock and Series A Preferred Stock beneficially owned by (i) each  person known to the Company to have beneficial ownership of more than 5% of the  Alpine Common Stock or Series A Preferred Stock, (ii) each director of the  Company, (iii) each executive officer of the Company and (iv) all directors and  executive officers as a group. The information contained herein is based on information provided by such beneficial holders to the Company or contained in  publicly filed documents with the SEC.

Name and Address of Beneficial Owner (1)	Number of Shares of Alpine Common Stock		Percent of Class (2)	Number of Shares of Series A Preferred Stock		Percent of Class

Steven S. Elbaum	3,348,558	(3)	20.4%	4,426	(17)	31.3%
Mellon Financial Corp.	877,292	(4)	5.4%	—		0.0%
One Mellon Center
Pittsburgh, PA 15258

A. Alex Porter and Paul Orlin	717,400	(5)	4.4%	—		0.0%
Porter Orlin LLC
666 Fifth Avenue
New York, NY 10103

Bragi F. Schut	638,902	(6)	3.9%	322	(17)	2.3%
Kenneth G. Byers, Jr.	630,198	(7)	3.9%	500		3.5%
John C. Jansing	378,708	(8)	2.3%	620		4.4%
K. Mitchell Posner	313,282	(9)	1.9%	1,316		9.3%
Stewart H. Wahrsager	137,916	(10)	*	265		1.9%
James R. Kanely	118,301	(11)	*	400		2.8%
Randolph Harrison	92,036	(12)	*	265		1.9%
Harold M. Karp	103,770	(13)	*	53		*
Dana P. Sidur	79,499	(14)	*	40		*
David A. Owen	56,666	(15)	*	80		*

All directors and executive officers as a group	5,674,552	(16)	33.7%	8,287		58.6%

——————

*

Less than one percent

(1)

Unless otherwise indicated, the address of each beneficial owner is c/o  The Alpine Group, Inc., One Meadowlands Plaza, Suite 801, East Rutherford,  New Jersey 07073.

(2)

All holders of the Series A Preferred Stock, including the Company’s executive officers and directors, are entitled to vote their shares of Series A Preferred Stock on an as-converted basis, together with the Alpine Common Stock. Each share of Series A Preferred Stock is currently convertible into 743.01 shares of Alpine Common Stock. Accordingly, the  Company’s executive officers and directors have combined voting power,

9

giving effect to both their interests in the Alpine Common Stock (but  excluding shares credited to their respective accounts under the Company’s  Deferred Stock Account Plan, as to which they do not have voting power)  and Series A Preferred Stock, as follows: Mr. Elbaum - 4,974,841 votes or  18.5%; Mr. Posner - 1,177,799 votes or 4.4%; Mr. Byers - 1,001,703 votes  or 3.7%; Mr. Schut - 878,151 votes or 3.3%; Mr. Jansing - 839,374 votes or  3.1%; Mr. Kanely - 415,505 votes or 1.6%; Mr. Wahrsager - 294,813 votes or  1.1%; Mr. Harrison - 288,933 votes or 1.1%; Mr. Karp - 123,149 votes or  less than 1%; Mr. Owen - 96,106 votes or less than 1%; Ms. Sidur - 79,219  votes or less than 1%; and all executive officers and directors as a group  - 11,831,870 votes or 43.3%.

(3)

Includes (i) 1,262 shares owned by Mr. Elbaum’s wife as custodian for  their son, as to which shares Mr. Elbaum disclaims beneficial ownership,  (ii) 5,000 shares owned by Mr. Elbaum as custodian for his daughter, as to  which shares Mr. Elbaum disclaims beneficial ownership, (iii) 150,000  shares issuable upon exercise of certain stock options, (iv) 1,662,277  shares in Mr. Elbaum’s account under the Company’s Deferred Stock Account  Plan, which provides that such shares shall be voted by action of the  Board and (v) 223,284 shares in the accounts of certain other officers of  the Company under the Company’s Deferred Stock Account Plan, which  provides that Mr. Elbaum has the sole power to vote such shares.

(4)

Based on a Schedule 13G filed with the Securities and Exchange Commission  on February 15, 2005. Mellon Financial Corporation together with certain  of its direct and indirect subsidiaries, have the sole voting and  dispositive power over such shares.

(5)

Based on a Schedule 13D filed with the Securities and Exchange Commission  on November 15, 2001. Messrs. Porter and Orlin, as general partners or  principals of certain entities, have sole power to vote, direct the vote,  dispose and direct the disposition of such shares.

(6)

Includes (i) 12,350 shares owned by Mr. Schut’s wife, as to which shares  Mr. Schut disclaims beneficial ownership, (ii) 24,050 shares issuable upon  exercise of certain stock options and (iii) 42,036 shares of restricted  stock.

(7)

Includes 39,409 shares owned by Byers Engineering Company, of which Mr.  Byers is the president and sole shareholder, and 103,996 shares issuable  upon exercise of certain stock options.

(8)

Includes 128,024 shares of restricted stock.

(9)

Includes 133,332 shares issuable upon exercise of certain stock options  and 100,000 shares of restricted stock. An aggregate of 113,284 shares  have been credited to Mr. Posner’s account under the Deferred Stock  Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.

(10)

Includes 46,500 shares issuable upon exercise of certain stock options and  40,000 shares of restricted stock. An aggregate of 40,000 shares of such  restricted stock have been credited to Mr. Wahrsager’s account under the  Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole  power to vote such shares.

(11)

Includes 29,752 shares issuable upon exercise of certain stock options and  138 shares owned by Mr. Kanely’s wife, as to which shares Mr. Kanely  disclaims beneficial ownership.

(12)

Includes 22,901 shares issuable upon exercise of certain stock options.

(13)

Includes 41,667 shares issuable upon exercise of certain stock options and  20,000 shares of restricted stock. An aggregate of 20,000 shares of such  restricted stock have been credited to Mr. Karp’s account under the  Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole  power to vote such shares.

(14)

Includes 25,000 shares issuable upon exercise of certain stock options and  30,000 shares of restricted stock. An aggregate of 30,000 shares of such  restricted stock have been credited to Ms. Sidur’s account under the  Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole  power to vote such shares.

(15)

Includes 18,333 shares issuable upon exercise of certain stock options and  20,000 shares of restricted stock. An aggregate of 20,000 shares of such  restricted stock have been credited to Mr. Owen’s account under the  Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole  power to vote such shares.

(16)

Includes (i) 595,531 shares issuable upon exercise of certain stock options, (ii) 1,662,277 shares in Mr. Elbaum’s account under the Company’s  Deferred Stock Account Plan, which provides that such shares

10

shall be  voted by action of the Board, and (iii) 18,750 shares as to which the  officers and directors disclaim beneficial ownership.

(17)

Includes in the case of Mr. Elbaum, and excludes in the case of Mr. Schut,  1,052 shares owned by a limited liability company, in which Messrs. Elbaum  and Schut are the sole members. Mr. Elbaum has an economic interest in 574  of such shares, and Mr. Schut has an economic interest in 478 of such  shares, but Mr. Elbaum, as sole manager of such limited liability company,  has sole voting and dispositive power with respect to all such shares. In  addition, the other shares of Series A Preferred Stock beneficially owned  by Mr. Elbaum are either held directly by Mr. Elbaum or through  family-owned entities.

Information about the Company’s equity compensation plans at December 31, 2004 was as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity Compensation plans approved by security holders

– 1987 Long-Term Equity Incentive Plan	68,550	$4.2324	N/A	(4)
– 1997 Stock Option Plan	868,701	$0.8168	36,767
– 1984 Restricted Stock Plan	26,004	$1.0311	41,728
	963,255		78,495

Subtotal - security holder approved plans

Equity Compensation plans not approved by
security holders
– Stock Compensation Plan for Non-
Employee Directors (1)	582,528	$1.3735		(5)
– Deferred Stock Account Plan (2)	690,494	$1.1123		(5)
– Individual Stock Option and Restricted
Stock Grants (3)	100,000	$0.7600		(5)
Subtotal – security holder non-approved plans	1,373,022
Total – Equity Compensation Plans	2,336,277		78,495

(1)

The Company adopted the Stock Compensation Plan for Non-Employee Directors  (the “Stock Compensation Plan”) in January 1999. Under the Stock  Compensation Plan, each non-employee director of the Company automatically  receives 50% of the annual retainer in either restricted common stock or  non-qualified stock options, as elected by the director. In addition, each  non-employee director may also elect to receive all or a portion of the  remaining annual retainer and any meeting fees in the form of restricted  common stock or non-qualified stock options in lieu of cash payment. Each  stock option granted under the Stock Compensation Plan expires on the  tenth anniversary of the date of grant. Awards of restricted stock and  stock options under the Stock Compensation Plan vest upon the earliest of  the following to occur: (i) the third anniversary of the date of the  grant; (ii) a non-employee director’s death; and (iii) a change in control  of the Company, as defined in the Stock Compensation Plan. Any shares  issued pursuant to the Stock Compensation Plan will be issued from the  Company’s treasury stock.

(2)

The Company adopted the Deferred Stock Account Plan (the “Deferred Stock  Account Plan”) in March 1999, an unfunded deferred compensation plan  whereby certain key management employees are permitted to defer the  receipt of all, or a portion of, bonuses paid in shares of common stock of  the Company (including shares of restricted stock) and shares issued upon  stock option exercises. The Deferred Stock Account Plan also provides

11

for matching contributions by the Company in various percentages upon shares  of common stock deferred therein. Shares issued pursuant to the deferred  stock component of this plan are held in irrevocable grantor trusts. Any shares issued pursuant to the Deferred Stock Account Plan will be issued from the Company’s treasury stock.

(3)

In 2003, the Compensation Committee granted non-qualified stock options to purchase shares of the Company’s common stock under individual option agreements to one executive, exercisable at the fair market value of the common stock on the date of grant. Any shares issued upon exercise of these options will be issued from the Company’s treasury stock.

(4)

Pursuant to the express terms of the 1987 Long-Term Equity Incentive Plan, no additional awards may be issued under this plan after 1997.

(5)

The plans not approved by stockholders do not contain a specified maximum number of shares that can be issued to participants. The number of shares issued for matching contributions under the Deferred Stock Account Plan depends generally upon the individual elections made by the participants in the plan. In respect of the Individual Stock Option, the number of shares granted is determined at the date of grant by the Compensation Committee. Any shares issued pursuant to these arrangements will be issued from the Company’s treasury stock.

Item 13. Certain Relationships and Related Transactions

In December 2002, the Company acquired certain assets and liabilities from Superior TeleCom (the “Electrical Acquisition”). At that time, the Company also  entered into a supply and transitional services agreement with Superior TeleCom  which was subsequently replaced in November 2003 by a new supply and services  agreement between Superior Essex Inc. (the successor company to Superior Telecom  pursuant to the Plan or Reorganization) and Essex Electric (collectively, the  “Supply Agreements”). The Supply Agreements provided for the purchase from  Superior TeleCom of certain specified quantities of copper rod and certain  transitional administrative services to Alpine Holdco and Essex Electric. The  Supply Agreements expired on December 31, 2004 in accordance with their terms.  The total cost of cooper rod purchased under the Supply Agreements in 2004 was  $89.2 million. The cost of administrative services for 2004 was $1.4 million.

Essex Electric subleases a portion of its leased facilities at Ontario, California and at McDonough, Georgia to subsidiaries of Superior Essex Inc. Lease payments to Essex Electric by these subtenants were $0.7 million in 2004.

Essex Electric processes insulated copper wire at its Jonesboro, IN scrap reclamation center for Superior Essex Inc. Essex Electric charges a fee for this service and retains, then sells, the copper reclaimed. The charges to Superior Essex Inc. for these services recorded in net sales were $0.6 million for 2004.

In January 2005, Superior Essex Inc. purchased 445 newly issued shares of Essex Electric common stock for an aggregate purchase price of $1.2 million.

At December 31, 2004, Alpine has outstanding loans including accrued interest to certain executive officers totaling $0.4 million, relating to the tax implications associated with the exercise in prior years of stock options and restricted stock grants. During 2001, the Company agreed to forgive such loans and accrued interest, with such forgiveness to occur over a ten-year period, subject to certain employment conditions.

During 2004, the Company assigned life insurance policies to Bragi F. Schut, a former employee and current member of the Board of Directors of the Company, in satisfaction of its obligation to pay $159,545 of annual premiums in  respect of the policies. The aggregate net cash surrender value of the policies at the time of assignment was $207,032.

In accordance with the terms of Bragi F. Schut’s former employment agreement with the Company, in 2000 he commenced receiving an annuity of $18,900  per year for 15 years.

In accordance with the terms of James R. Kanely’s former employment agreement with the Company, in 2001 he commenced receiving an annuity of $34,700  per year for 15 years. In March 2002, the Company liquidated its liability to Mr. Kanely under the Teletec SERP and is paying him an annuity of $7,378 per  month for 15 years commencing in 2002.

12

Item 14. Principal Accounting Fees and Services

The following table details the fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP, the Company’s principal accountants:

	Year Ended
	December 31, 2004	December 31, 2003

Audit Fees (a)	$480,000	$395,000
Audit-related Fees (b)	35,000	120,000
Tax Fees (c)	205,000	23,000
All Other Fees (d)	14,000	—
Total	$734,000	$538,000

(a)

Fees for audit services consisted of:

–

Audit of the Company’s annual financial statements

–

Reviews of the Company’s quarterly financial statements

–

Consultation on SEC comments on the Company’s proxy statement

(b)

Fees for audit-related services billed in 2004 consisted of:

–

Audits of the Company’s two defined contribution plans and one defined benefit plan

Fees for audit-related services billed in 2003 consisted of:

–

Services provided in connection with the filing of the Company’s Registration Statement Form S-2 related to the subscription rights of holders of Alpine Common Stock to purchase Series A Preferred  Stock and fees related to services provided in connection with  review of the Company’s exchange tender offer filed with the United  States Securities and Exchange Commission on June 23, 2003.

(c)

Fees for tax services billed in 2004 consisted of:

–

Services related to the preparation of the Company’s 2003 Federal and State Income tax returns and 2004 quarterly estimated tax payments

–

Assistance in connection with the disposition of the Company’s DNE Systems Inc., subsidiary

–

Other minor consultations

Fees for tax services billed in 2003 consisted of:

–

Services related to the review of the Company’s 2002 Federal and State income tax return

(d)

Fees for other services billed in 2004 consisted of:

–

Fees related to Company employees attending training class related to Sarbanes-Oxley Section 404

–

Consultation related to benefit calculation for a certain executive

–

Subscription to Deloitte and Touche on-line research tool

The charter of the Audit Committee includes the requirement that all audit and non-audit services provided by the independent auditor are preapproved by the  Audit Committee in accordance with Section 202 of the Sarbanes-Oxley Act.

The Fees outlined in the above table were preapproved by the Audit Committee in  compliance with the Audit Committee charter, with the exception of three de minimus items totaling approximately $6,000 that were subsequently approved by the Audit Committee.

13

Item 15. Exhibits, Financial Statement Schedules, And Reports On Form 8-K

(a)(3)Exhibits as required by Item 601 of Regulation S-K are listed in Item 15(c) below.

(c) Exhibits

Exhibit Number	Description

2(a)

Purchase Agreement, dated October 31, 2002, by and among Superior Telecom Inc., Superior Telecommunications Inc., Essex International (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of Alpine for the quarter ended September 30, 2002).

3(a)	Certificate of Incorporation of Alpine (incorporated herein by reference to Exhibit 3(a) to the Annual Report on Form 10-K of Alpine for the year ended April 30, 1995 (the “1995 10-K”)).
3(b)

Amendment to the Certificate of Incorporation of Alpine (incorporated herein by reference to Exhibit 3(aa) of Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 33-53434) of Alpine, as filed with the Commission on May 12, 1993).

3(c)

Certificate of the Powers, Designations, Preferences and Rights of the 9% Cumulative Convertible Preferred Stock of Alpine (incorporated herein by reference to Exhibit 1 to the Quarterly Report on Form 10-Q  of Alpine for the quarter ended January 31, 1989).

3(d)

Certificate of the Powers, Designations, Preferences and Rights of the 9% Cumulative Convertible Senior Preferred Stock of Alpine (incorporated herein by reference to Exhibit(c) to the Annual Report on Form 10-K of Alpine for the fiscal year ended April 30, 1992 (“1992  10-K”)).

3(e)

Certificate of the Powers, Designations, Preferences and Rights of the 8.5% Cumulative Convertible Senior Preferred Stock of Alpine (incorporated herein by reference to Exhibit 3(e) to the Annual Report on Form 10-K of Alpine for the fiscal year ended April 30, 1994).

3(f)

Certificate of the Powers, Designations, Preferences and Rights of the 8% Cumulative Convertible Senior Preferred Stock of the Company (incorporated herein by reference to Exhibit 3(f)to the 1995 10-K).

3(g)	By-laws of Alpine (incorporated herein by reference to Exhibit 3(g) to the 1995 10-K).
3(h)

Certificate of the Powers, Designations, Preferences and Rights of the Series A Cumulative Convertible Preferred Stock of Alpine (incorporated herein by reference to Exhibit 3.1 to the Quarterly Report on Form 10Q of Alpine for the quarter ended June 30, 2003 (the “June 30, 2003 10-Q”)).

4(a)

Rights Agreement, dated as of February 17, 1999, between Alpine and American Stock Transfer & Trust Company, as Rights Agent (incorporated herein by reference to Exhibit 4.1 to the Form 8-A of Alpine, as filed with the Commission on February 18, 1999).

4(b)

Amendment No. 1, dated March 10, 2003, to the Rights Agreement, dated as of February 17, 1999, between The Alpine Group, Inc. and American Stock Transfer & Trust Company, as rights agent (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of Alpine  filed on March 11, 2003).

4(c)

Indenture dated as of August 4, 2003 between Alpine and American Stock  Transfer & Trust Company, as Trustee, relating to Alpine 6% junior subordinated notes (incorporated herein by reference to Exhibit 4.1 to the June 30, 2003 10-Q).

10(a)

Amended and Restated 1984 Restricted Stock Plan of Alpine (incorporated herein by reference to Exhibit 10.5 to the Registration Statement on  Form S-4 (Registration No. 33-9978) of Alpine, as filed with the Commission on October 5, 1993 (the “S-4 Registration Statement”)).

10(b)	Amended and Restated 1987 Long-Term Equity Incentive Plan of Alpine (incorporated herein by reference to Exhibit 10.4 to the S-4 Registration Statement).
10(c)	Employee Stock Purchase Plan of Alpine (incorporated herein by reference to Exhibit B to the proxy statement of Alpine dated August 22, 1997).
10(d)	1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(tt) to the 1997 10-K).
10(e)	Stock Compensation Plan for Non-Employee Directors of Alpine (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of Alpine for the quarter ended January 30, 1999).
10(f)

Lease Agreement by and between ALP(TX)QRS 11-28, Inc., and Superior TeleTec Transmission Products, Inc., dated as of December 16, 1993 (incorporated herein by reference to Exhibit (i) to the Quarterly  Report on Form 10-Q of Alpine for the quarter ended January 31, 1994).

10(g)	First Amendment to Lease Agreement, dated as of May 10, 1995, by and between ALP (TX)QRS 11-28, Inc. and Superior TeleTec Inc. (incorporated herein by reference to Exhibit 10(o) to the 1995 10-K).

14

Exhibit Number	Description

10(h)

Second Amendment to Lease Agreement, dated as of July 21, 1995, by and between ALP(TX)QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(x)to the 1995 10-K).

10(i)

Third Amendment to Lease Agreement, dated as of October 2, 1996, by and between ALP(TX)QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10.8 to the Registration  Statement on Form S-1 (Registration No. 333-09933)of Superior TeleCom Inc., as filed with the Commission on August 9, 1996, as amended (the “TeleCom S-1”)).

10(j)

First Amendment to Guaranty and Surety Agreement, dated as of October 2, 1996, among the Company, Superior TeleCom Inc. and ALP (TX)QRS 11-28, Inc. (incorporated herein by reference to Exhibit 10.12 to the TeleCom S-1).

10(k)

Employment Agreement, dated as of April 26, 1996, by and between Alpine  and Steven S. Elbaum (incorporated herein by reference to Exhibit 10(q) Annual Report on Form 10-K of Alpine for the year ended April 30, 1996 (the “1996 10-K”).

10(l)

Second Amendment, dated May 14, 2003, to the Loan and Security  Agreement by and among the lenders identified on the signature pages thereof (together with their respective successors and assigns), Congress Financial Corporation, as documentation agent, Foothill  Capital Corporation, as arranger and administrative agent, Alpine Holdco Inc., DNE Manufacturing and Service Company, DNE Technologies,  Inc., Essex Electric Inc. as borrowers, and DNE Systems, Inc. as a credit party (incorporated herein by reference to the Quarterly Report  on Form 10-Q of Alpine for the quarter ended March 31, 2003).

10(m)

Third Amendment, dated May 31, 2003, to the Loan and Security Agreement  by and among the lenders identified on the signature pages thereof (together with their respective successors and assigns), Congress Financial Corporation, as documentation agent, Foothill Capital Corporation, as arranger and administrative agent, Alpine Holdco Inc., DNE Manufacturing and Service Company, DNE Technologies, Inc., Essex Electric Inc. as borrowers, and DNE Systems, Inc. as a credit party (incorporated herein by reference to the June 30, 2003 10-Q).

10(n)	Amendment No. 1, dated as of March 15, 1999, to The Alpine Group, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(ll) to the 1999 10-K).
10(o)	Amendment No. 2, dated as of April 1, 1999, to The Alpine Group, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(mm)to the 1999 10-K).
10(p)	Amendment No. 3, dated as of May 14, 1999, to The Alpine Group, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10(nn) to the 1999 10-K).
10(q)

Fourth Amendment to Lease Agreement, dated as of November 27, 1998, between ALP (TX)QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(x)to the Annual Report  on Form 10-K of Superior Telecom Inc. for the year ended December 31,  1999 (the “Superior 1999 10-K”).

10(r)

Second Amendment to Guaranty and Suretyship Agreement, dated as of November 27, 1998, among ALP (TX)QRS 11-28, Inc., Superior TeleCom Inc. and Alpine (incorporated herein by reference to Exhibit 10(y)to the  Superior 1999 10-K).

10(s)

The Alpine Group, Inc. Deferred Stock Account Plan (incorporated herein  by reference to Exhibit 10(ss) to the Annual Report on Form 10-K of the  Company for the year ended December 31, 2000 (the “2000 10-K”).

10(t)	Amendment Number One to The Alpine Group, Inc. Senior Executive Retirement
Plan	(Amended and Restated as of January 1, 2001) (incorporated herein by reference to Exhibit 10(ggg) to the Annual Report on Form 10-K of Alpine for the year ended December 31, 2001 (the “2001 10-K”)).
10(u)

Fifth Amendment to Lease Agreement and Waiver, dated as of December 27,  2001, between ALP (TX) QRS 11-28, Inc. and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(yy) to the Annual Report on Form 10-K of Superior Telecom Inc. for the year ended  December 31, 2001 (“the Superior 2001 10-K”)).

15

Exhibit Number	Description

10(v)

Loan and Security Agreement, dated as of December 11, 2002, by and among the lenders identified on the signature pages thereof (together  with their respective successors and assigns), Congress Financial Corporation (Southern), as documentation agent, Foothill Capital Corporation, as arranger and administrative agent, Alpine Holdco Inc., DNE Manufacturing and Service Company, DNE Technologies, Inc. and Essex Electric Inc., as borrowers, and DNE Systems, Inc., as a credit party (incorporated herein by reference to Exhibit 10.1 to the Current Report  on Form 8-K of Alpine filed on December 26, 2002).

10(w)

Amendment, dated January 3, 2003, to the Employment Agreement, dated as  of April 26, 1996, by and between Alpine and Steven S. Elbaum (incorporated herein by reference to Exhibit 10(ll) to the Annual Report on Form 10-K of Alpine for the year ended December 31, 2002 (the  “2002 10-K”)).

10(x)	Amended and Restated Employment Agreement, dated as of December 11, 2002, between Essex Electric Inc. and Harold M. Karp (incorporated herein by reference to Exhibit 10(mm) to the 2002 10-K).
10(y)	Management agreement dated December 11, 2002, between Alpine and Alpine Holdco Inc. (incorporated by reference to Exhibit 10(nn) to the 2002 10-K).
10(z)

Consent, Amendment and Waiver to Lease Agreement, dated as of December  11, 2002, between ST (TX) LP and Superior Telecommunications Inc. (incorporated herein by reference to Exhibit 10(oo) to the 2002 10-K).

10(aa)

Warrant dated December 11, 2002 from Essex Electric Inc. (“Essex”) issued to Superior Telecom Inc. (“Superior”) (incorporated by reference  to Exhibit 10 (aa) to the Annual Report on Form 10-K of Alpine for the year ended December 31, 2003 (the “2003 10-K”)).

10(bb)	Securityholders Agreement dated as of December 11, 2002 by and among Essex, Alpine Holdco (“Holdco”) and Superior (incorporated by reference to Exhibit 10 (bb) to the 2003 10-K).
10(cc)	Amendment No. 1 to Securityholders Agreement dated September 23, 2002 by and among Essex, Holdco and Superior (incorporated by reference to Exhibit 10 (cc) to the 2003 10-K).
10(dd)	Employment Arrangement between The Alpine Group, Inc. and K. Mitchell Posner, dated March 24, 2003 (incorporated by reference to Exhibit 10 (dd) to the 2003 10-K).
10(ee)	Employment Agreement between the Essex Electric Inc. and David A. Owen dated May 13, 2003 (incorporated by reference to Exhibit 10 (ee) to the 2003 10-K).
10(ff)

Fourth Amendment, dated December 8, 2003, to Loan and Security  Agreement by and among the lenders identified on the signature pages thereof (together with their respective successors and assigns), Wells Fargo Foothill, Inc., as agent and Congress Financial Corporation, as documentation agent, Alpine Holdco Inc., DNE Manufacturing and Services Company, DNE Technologies, Inc. and Essex Electric Inc., as borrowers, and DNE Systems, Inc., as credit party (incorporated herein by reference to Exhibit 10 (ff) to the 2003 10-K).

10(gg)	Employment Agreement, dated as of April 26, 1996, by and between Alpine and Bragi F. Schut (incorporated herein by reference to Exhibit 10(s) to the 1996 10-K).
10(hh)	Employment Agreement, dated as of November 10, 1993, by and between Alpine and James R. Kanely (incorporated herein by reference to Exhibit 10(v) to the 1995 10-K).
10(ii)

Form of subscription agreement entered into on June 23, 2003 by certain officer and directors of Alpine in connection with the private  placement of the Series A Preferred Stock (incorporated herein by  reference to Exhibit 10(ii) of the 2003 10-K).

10(jj)

Stock Purchase Agreement between Alpine Holdco Inc. and Ultra Electronics Defense, Inc., dated as of June 18, 2004 (incorporated herein by reference to Exhibit 10 (gg) to the Quarterly Report on Form  10-Q of Alpine for the period ended June 30, 2004).

10(kk)

Amendment Number One to The Alpine Group, Inc. Stock Compensation Plan for Non-Employee Directors, dated July 1, 2004 (incorporated herein by  reference to Exhibit 10(jj) to the Quarterly Report on Form 10-Q of Alpine for the period ended September 30, 2004 (the “September 30, 2004  10-Q”).

10(ll)	Amendment Number One to The Alpine Group, Inc. Deferred Stock Account Plan, dated July 30, 2004 (incorporated herein by reference to Exhibit 10 (kk) to the September 30, 2004 10-Q).
10(mm)

Fifth Amendment to Loan and Security Agreement, dated November 10, 2004 by and among Alpine Holdco Inc. and Essex Electric Inc. as borrowers and Wells Fargo, Foothill, Inc. as agent for the lenders and as a lender, Congress Financial Corporation (Central), and lenders from time to time party thereto (incorporated by reference to Exhibit 10 (ll) to the September 30, 2004 10-Q).

16

Exhibit Number	Description

10(nn)

Sixth Amendment to Loan and Security Agreement, dated February 28, 2005 by and among Alpine Holdco Inc. and Essex Electric as borrower and Wells Fargo, Foothill, Inc. as agent for the lenders and as a lender,  Congress Financial Corporation (Central), as documentation agent and as  a lender and the lenders from time to time party thereto (incorporated  by reference to Exhibit 10 (nn) on the Annual Report filed with the  Securities and Exchange Commission on March 31, 2005 on Form 10-K of  Alpine for the year ended December 31, 2004 (the “2004 10-K”)).

21	List of Subsidiaries (incorporated by reference to Exhibit 21 on the 2004 10-K).
23(a)	Consent of Deloitte & Touche LLP (incorporated by reference to Exhibit 23(a) on the 2004 10-K).
23(b)	Notice regarding consent of Arthur Andersen LLP (incorporated by reference to Exhibit 23 (b) to the 2003 10-K).
31.1*	Certification of the Company’s Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification of the Company’s Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002 (filed with the 2004 10-K).

——————

* Filed herewith.

17

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2005		THE ALPINE GROUP, INC.
	By	/s/ Steven S. Elbaum
Steven S. Elbaum
Chairman of the Board and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ Steven S. Elbaum	Chairman of the Board and Chief	May 2, 2005
Executive Officer (principal executive officer)

/s/ David A. Owen	Chief Financial Officer (principal	May 2, 2005
financial and accounting officer)

/s/ Kenneth G. Byers, Jr.	Director	May 2, 2005

/s/ Randolph Harrison	Director	May 2, 2005

/s/ John C. Jansing	Director	May 2, 2005

/s/ James R. Kanely	Director	May 2, 2005

/s/ Bragi F. Schut	Director	May 2, 2005

ANNEX VI

Historical Audited Consolidated Financial Statements of The Alpine Group, Inc.

The following historical audited financial statements of Alpine are identical to the audited consolidated financial statements contained in Alpine’s Annual Report on Form 10-K for the year ended December 31, 2004 which is attached to this Proxy Statement as Annex IV, except for new footnote 23, which relates to the proposed Asset Sale, and the addition of a new independent auditor’s report dated as of March 31, 2005 and as of September 30, 2005 with respect to such new footnote 23.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and stockholders of
The Alpine Group, Inc.
Ft. Wayne, Indiana

We have audited the accompanying consolidated balance sheets of The Alpine Group, Inc. and subsidiaries (the “Company”) as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2004. Our audits also included the financial statement schedules listed in the Index. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of The Alpine Group, Inc. and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements: (1) the Company reclassified a 2002 gain on early extinguishment of debt, previously recorded as extraordinary items, to other income (expense) to conform to Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections”; and (2) the Company changed its method of accounting for costs associated with exit or disposal activities in 2003 to conform to Statement of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.”

/s/ Deloitte & Touche
Indianapolis, Indiana
March 31, 2005
(September 30, 2005 as to Note 23)

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,
	2004	2003

ASSETS

Current assets:
Cash and cash equivalents	$611	$465
Marketable securities, at fair value (Note 1)	35,827	6,761
Accounts receivable (less allowance for doubtful accounts of $387 and $263 at December 31, 2004 and 2003, respectively)	41,091	32,328
Inventories, net (Note 2)	30,417	37,169
Current assets of discontinued operations (Note 4)	—	7,534
Other current assets	4,992	3,577
Total current assets	112,938	87,834
Property, plant and equipment, net (Note 3)	16,927	15,241
Assets of discontinued operations (Note 4)	—	1,766
Deferred income taxes (Note 13)	264	—
Other assets	2,658	2,947
Total assets	$132,787	$107,788

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Revolving credit facility (Note 7)	$40,250	$17,189
Current portion of long-term debt (Note 8)	386	137
Accounts payable	14,010	21,088
Accrued expenses (Note 6)	11,054	11,247
Current liabilities of discontinued operations (Note 4)	—	2,223
Accrued income taxes	5,247	47
Deferred income taxes (Note 13)	8,182	7,644
Total current liabilities	79,129	59,575

Long-term debt, less current portion (Note 8)	3,122	3,777
Deferred income taxes (Note 13)	—	1,419
Other long-term liabilities (Note 9)	17,842	17,651
Warrant (Note 5)	936	1,000
Minority interest in subsidiary	2,218	2,686
Liabilities of discontinued operations (Note 4)	—	157
Mandatorily redeemable series A convertible preferred stock (18,264 shares issued and 14,697 and 18,174 shares outstanding at December 31, 2004 and 2003, respectively) (Note 18)	5,545	5,665
Commitments and contingencies (Notes 8, 13 and 16)
Stockholders’ equity:
9% cumulative convertible preferred stock at liquidation value	177	427
Common stock, $.10 par value; (50,000,000 and 25,000,000 authorized; and 24,670,054 and 22,146,884 shares issued at December 31, 2004 and 2003, respectively)	2,467	2,214
Capital in excess of par value	168,446	165,706
Accumulated other comprehensive income (loss)	(20)	57
Accumulated deficit	(52,955)	(58,201)
Treasury stock, at cost (10,929,985 and 11,109,872 shares at December 31, 2004 and 2003, respectively)	(93,705)	(93,861)
Receivable from stockholders	(415)	(484)
Total stockholders’ equity	23,995	15,858
Total liabilities and stockholders’ equity	$132,787	$107,788

The accompanying notes are an integral part of these consolidated financial statements.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31,
	2004	2003	2002

Net sales	$315,894	$302,112	$1,364,007
Cost of goods sold	296,338	286,947	1,208,774
Gross profit	19,556	15,165	155,233
Selling, general and administrative expenses	24,945	31,601	132,942
Restructuring and other charges	3,896	13,552	36,485
Loss on asset sale and impairments (Notes 1 and 14)	335	592	463,716
Operating loss	(9,620)	(30,580)	(477,910)
Interest expense (Note 1)	(3,039)	(3,676)	(104,819)
Gain on cancellation of equity investment in Superior (Note 1)	—	854,262	—
Loss on investments in securities	—	—	(4,085)
Other income (expense), net (Note 1)	(264)	70	598
Income (loss) from continuing operations before income taxes, distributions on preferred securities of subsidiary trust, minority interest, equity in net loss of affiliate, extraordinary item and cumulative effect of accounting change	(12,923)	820,076	(586,216)
Benefit for income taxes	5,312	10,709	95,323
Income (loss) from continuing operations before distributions on preferred securities of subsidiary trust, minority interest, equity in earnings of affiliate, extraordinary item and cumulative effect of accounting change	(7,611)	830,785	(490,893)
Distributions on preferred securities of subsidiary trust	—	—	(15,223)
Income (loss) from continuing operations before minority interest, equity in earnings of affiliate, extraordinary item and cumulative effect of accounting change	(7,611)	830,785	(506,116)
Minority interest in losses of subsidiary	468	526	3,462
Equity in net loss of affiliate	—	(86)	(136)
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	(7,143)	831,225	(502,790)
Discontinued operations (Note 4):
Income from discontinued operations, net of tax of $1,115, $1,897 and $642 respectively	1,502	3,551	3,721
Gain on sale of DNE, net of taxes of $10,275	19,081	—	—
Income (loss) before extraordinary item and cumulative effect of accounting change	13,440	834,776	(499,069)

The accompanying notes are an integral part of these consolidated financial statements.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(in thousands, except per share data)

	Year Ended December 31,
	2004	2003	2002

Extraordinary gain from unallocated negative goodwill	—	—	12,554
Cumulative effect of accounting change for goodwill impairment net of minority interest	—	—	(388,086)
Net income (loss)	13,440	834,776	(874,601)
Preferred stock dividends	(2,044)	(206)	(38)
Preferred stock dividends beneficial conversion feature	(1,203)	(2,550)	—
Net income (loss) applicable to common stock	$10,193	$832,020	$(874,639)

Net income (loss) per share of common stock:
Basic:
Income (loss) attributable to common stock from continuing operations before extraordinary item and cumulative effect of accounting change	$(0.77)	$60.13	$(33.86)
Income from discontinued operations	0.11	0.26	0.25
Gain on sale of DNE	1.42	—	—
Extraordinary items	—	—	0.85
Cumulative effect of accounting change	—	—	(26.13)
Net income (loss) per basic share of common stock	$0.76	$60.39	$(58.89)

Diluted:
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	$(0.77)	$51.01	$(33.86)
Income from discontinued operations	0.11	0.22	0.25
Gain on sale of DNE	1.42	—	—
Extraordinary items	—	—	0.85
Cumulative effect of accounting change	—	—	(26.13)
Net income (loss) per diluted share of common stock	$0.76	$51.23	$(58.89)

Weighted average shares outstanding:
Basic	13,440	13,778	14,851

Diluted	13,440	16,240	14,851

The accompanying notes are an integral part of these consolidated financial statements.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
(in thousands, except share data)

	Year Ended December 31,
	2004		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount

Common stock:
Balance at beginning of period	22,146,884	$2,214	22,084,694	$2,208	21,923,705	$2,192
Employee stock purchase plan	—	—	—	—	153,053	15
Compensation expense related to stock options and grants	—	—	—	—	7,936	1
Shares issued pursuant to the Series A Preferred Stock conversion	2,403,543	241	62,190	6	—	—
Exercise of stock options	119,627	12	—	—	—	—
Balance at end of period	24,670,054	$2,467	22,146,884	$2,214	22,084,694	$2,208

Capital in excess of par value:
Balance at beginning of period		$165,706		$165,195		$163,425
Effect of subsidiaries' equity transactions		—		—		1,410
Employee stock purchase plan		—		—		124
Compensation expense related to restricted stock and certain stock options, less vested shares released from Treasury		1,580		(3,270)		236
Beneficial conversion feature on preferred stock recorded at issuance		—		3,753		—
Shares issued pursuant to the Series A Preferred Stock Conversion		1,081		28		—
Exercise of stock options		79		—		—
Balance at end of period		168,446		165,706		165,195

9% cumulative convertible preferred stock:
Balance at beginning of period	427	427	427	427	427	427
Redemption of 9% Preferred Stock	(250)	(250)	—	—	—	—
Balance at end of period	177	177	427	427	427	427

Accumulated other comprehensive income (loss):
Balance at beginning of period		57		(11,597)		(7,929)
Reversal of other comprehensive loss associated with Superior (Note 1)		—		11,624		—
Foreign currency translation adjustment		—		—		1,104

The accompanying notes are an integral part of these consolidated financial statements.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT) (Continued)
(in thousands, except share data)

	Year Ended December 31,
	2004		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount

Additional minimum pension liability (net of tax benefit of $3,554)		—		—		(6,316)
Realized net losses in value of securities (net of tax benefit of $6 and $2,851for 2004 and 2002, respectively)		9		—		4,277
Change in unrealized gains (losses) on securities, (net of tax benefit of $35, $32, and $2,011, respectively)		(62)		30		(4,258)
Change in minimum pension liability (net of tax benefit of $17)		(24)		—		—
Change in unrealized gain on derivatives		—		—		1,525
Balance at end of period		(20)		57		(11,597)
Accumulated deficit:
Balance at beginning of period		(58,201)		(890,221)		(15,582)
Net income (loss)		13,440		834,776		(874,601)
Dividends on preferred stock		(2,044)		(206)		(38)
Dividends on common stock		(4,947)		—		—
Preferred stock dividends, beneficial conversion feature		(1,203)		(2,550)		—
Balance at end of period		(52,955)		(58,201)		(890,221)
Treasury stock:
Balance at beginning of period	(11,109,872)	(93,861)	(7,963,203)	(94,574)	(8,018,495)	(95,592)
Purchase of treasury stock	—	—	—	—	(37,712)	(76)
Conversion of common stock to junior subordinated notes	—	—	(3,479,656)	(2,959)	—	—
Stock options and grants	199,481	196	332,987	3,672	93,004	1,094
Reverse / forward split redemptions (Note 22)	(19,594)	(40)	—	—	—	—
Balance at end of period	(10,929,985)	$(93,705)	(11,109,872)	$(93,861)	(7,963,203)	$(94,574)

Receivable from stockholders:
Balance at beginning of period		(484)		(553)		(872)

Forgiveness of Officers’ loans		69		69		319
Balance at end of period		(415)		(484)		(553)
Total stockholders’ equity (deficit)		$23,995		$15,858		$(829,115)

Comprehensive income (loss)		$13,363		$846,430		$(878,269)

The accompanying notes are an integral part of these consolidated financial statements.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Cash flows from operating activities:
Income (loss) before extraordinary item and cumulative effect of accounting change	$13,440	$834,776	$(499,069)
Adjustments to reconcile income (loss) from continuing operations to net cash (used for) provided by operating activities:
Gain on sale of DNE	(29,356)	—	—
Depreciation	1,146	1,105	41,270
Loss on asset sales and subsidiary stock, net of impairments	496	663	481,766
Gain on early extinguishment of debt, net of tax	—	—	(1,389)
Deferred distributions on subsidiary Trust Convertible Preferred Securities	—	—	15,424
Gain on cancellation of investment in Superior	—	(854,262)	—
Gain loss on investments in securities	(16)	(106)	4,085
Amortization of deferred debt issuance costs and accretion of debt discount	613	1,294	14,622
Interest costs satisfied by payment-in-kind notes	—	—	14,170
Compensation expense related to stock options and grants	1,632	470	1,650
Deferred income taxes	(1,117)	(11,948)	(52,248)
Minority interest in losses of subsidiary	(468)	(526)	(3,462)
Decrease in fair value of warrants	(64)	—	—
Equity in loss of affiliate	—	86	136
Change in assets and liabilities, net of effects from businesses acquired:
Accounts receivable	(9,629)	28,304	9,665
Inventories	6,332	38,911	55,325
Other current assets	(988)	7,312	(33,426)
Other assets	(201)	5	1,897
Accounts payable and accrued expenses	(1,330)	(1,528)	(48,669)
Other, net	219	946	6,768
Cash flows (used for) provided by operating activities	(19,291)	45,502	8,515
Cash flows from investing activities:
Acquisitions, net of cash acquired	—	—	(87,412)
Capital expenditures	(5,578)	(8,561)	(10,016)
Purchase of marketable securities	(39,344)	(6,672)	—
Proceeds from sale of assets	683	7,978	84,036
Proceeds from sale of investments	10,213	1,296	23,530
Proceeds from sale of DNE, net of transaction costs	38,150	—	—
Superior Cables Ltd. customer loans, net	—	—	6,157
Restricted cash	—	—	87
Other	—	—	783
Cash flows provided by (used for) investing activities	4,124	(5,959)	17,165

The accompanying notes are an integral part of these consolidated financial statements.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Cash flows from financing activities:
Short-term borrowings, net (excluding revolving credit facility)	—	—	894
Borrowings (repayments) under revolving credit facilities, net	23,061	(51,782)	18,079
Long-term borrowings	—	—	1,479
6% Junior Subordinated Notes redemption	(161)	—	—
Repayments of long-term borrowings	(469)	(2,247)	(72,012)
Proceeds from exercise of stock options	236	—	139
Debt and equity issuance and amendment costs	—	(389)	(5,891)
Dividends on preferred stock	(2,044)	(206)	(38)
Dividends on common stock	(4,947)	—	—
Issuance of preferred stock, net	—	6,940	—
Proceeds from minority investment in subsidiary	—	471	—
Preferred stock redemptions	(250)	—	—
Purchase of treasury stock	—	—	(76)
Other	(113)	(4)	—
Cash flows provided by (used for) financing activities	15,313	(47,217)	(57,426)
Net increase (decrease) in cash and cash equivalents	146	(7,674)	(31,746)
Effect of deconsolidation of subsidiary	—	—	(12,710)
Effect of exchange rate changes on cash	—	—	61
Cash and cash equivalents at beginning of year	465	8,139	52,534
Cash and cash equivalents at end of year	$611	$465	$8,139

Supplemental disclosures:
Cash paid for interest, net of amount capitalized	$2,450	$2,952	$87,736

Cash paid (refunded) for income taxes, net	$1,758	$(1,383)	$(21,537)

Noncash investing and financing activities:
Deconsolidation of subsidiary:
Current assets	$—	$—	$287,389
Other assets	—	—	338,904
Current liabilities	—	—	(1,271,594)
Other liabilities	—	—	(83,424)
Redeemable preferred stock	—	—	(137,162)
Net investment	—	—	$(865,887)

The accompanying notes are an integral part of these consolidated financial statements.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of significant accounting policies

Basis of presentation and description of business

The accompanying consolidated financial statements represent the accounts of The Alpine Group, Inc. and the consolidation of all of its majority-controlled subsidiaries (collectively “Alpine” or the “Company”, unless the context otherwise requires). The Company accounts for all affiliate companies with ownership greater than 20%, but not majority-controlled, using the equity method of accounting.

Alpine was incorporated in New Jersey in 1957 and reincorporated in Delaware in 1987. Alpine is a holding company which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine's principal operations consist of Essex Electric Inc. (“Essex Electric”), engaged in the manufacture and sale of electrical wire and cable, and a 47% equity interest in Superior Cables Ltd.

Prior to December 11, 2002, Alpine's financial statements include the consolidated results of its then majority-controlled subsidiary Superior TeleCom Inc. ("Superior") and Superior's then majority-owned subsidiary Superior Cables Ltd.. As a result of the vesting of certain Superior restricted stock arrangements in 2002, Alpine's common equity ownership in Superior declined from 50.2% at December 31, 2001 to 48.9%. Notwithstanding the decline in Alpine's direct equity ownership in Superior through December 11, 2002, Alpine had a controlling interest in Superior based on its additional indirect equity ownership position (including certain common share voting interests deemed to be controlled by Alpine). In connection with Alpine's acquisition of Superior's electrical wire business and DNE Systems, Inc. (“DNE Systems”) (see Note 5), certain changes were made with respect to Alpine's indirect voting interests in Superior’s equity such that Alpine no longer controlled Superior. Additionally, Alpine acquired approximately 47% of Superior Cables Ltd. from Superior as part of the Electrical Acquisition. Accordingly, effective for periods after December 11, 2002, Superior and Superior Cables Ltd. are accounted for under the equity method and are no longer consolidated with Alpine. At times hereinafter we refer to the foregoing acquisition of the electrical wire business of Superior, DNE Systems and the 47% equity interest in Superior Cables Ltd. as the ("Electrical Acquisition") - see Note 5.

On March 3, 2003, Superior and its U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. On October 22, 2003, Superior’s Joint Plan of Reorganization, as amended and related disclosure statement was confirmed by order of the United States Bankruptcy Court for the District of Delaware and became effective on November 10, 2003 (the "Plan of Reorganization"). The Plan of Reorganization provided for the cancellation of all equity and debt interests held in Superior by the Company.

As a result of the accumulated net losses incurred by Superior, Alpine had recorded losses in excess of its investment in Superior of $865.9 million at December 11, 2002. This negative investment was required under accounting principles generally accepted in the United States of America to be reflected in Alpine's consolidated balance sheet, notwithstanding the fact that Alpine was not obligated to fund any operating losses or deficits of Superior. Upon implementation of the Plan of Reorganization, Alpine eliminated its negative investment in Superior and recognized a corresponding gain of $865.9 million in the fourth quarter of 2003. This gain was partially offset by the reversal of $11.6 million of accumulated other comprehensive loss related to Superior resulting in a net gain of $854.3 million.

On June 21, 2004 the Company entered into an agreement to sell DNE Systems, its wholly-owned defense electronics subsidiary, to ULTRA Electronics Defense, Inc., a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company that is listed on the London Stock Exchange (the “DNE Sale”). The purchase price was $40 million in cash at closing plus the Company is entitled to receive an additional cash payment of up to $3 million in 2005 if a certain performance based measure is achieved, however, based upon the measure of such performance to date, Alpine’s receipt of any such additional payment appears unlikely. The sale was consummated on July 29, 2004 and a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004. The assets and liabilities of DNE Systems have been reclassified to discontinued operations in the December 31, 2003 balance sheet presented herein. Likewise, DNE Systems results of operations for the twelve month periods ended December 31, 2004, 2003 and 2002 have been presented as discontinued operations.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Cash and cash equivalents

All highly liquid investments purchased with a maturity at acquisition of 90 days or less are considered to be cash equivalents.

Marketable securities

Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities, requires securities to be classified as held to maturity, available for sale or trading. Only those securities classified as held to maturity, which the Corporation intends and has the ability to hold until maturity, are reported at amortized cost. Available for sale and trading securities are reported at fair value with unrealized gains and losses included in shareholders’ equity or income net of related income taxes, respectively. All of the Company’s investment securities are classified as available for sale at December 31, 2004 and 2003.

The following table shows the unrealized gains (losses) and fair value of the Company’s investments aggregated by investment category as of December 31, 2004:

Description of Securities	Cost Basis	Unrealized Gains	Unrealized Losses*	Fair Value

Corporate bonds	$540		$(24)	$516
Marketable equity securities	1,371	$21	(24)	1,368
Municipal bonds and notes	23,000			23,000
Mutual funds	10,658	40	(5)	10,693
Preferred securities	250			250
Total	$35,819	$61	$(53)	$35,827

——————

* none of the gross unrealized losses have exceeded 12 months.

The gross unrealized losses related to short-term investments are primarily due to a decrease in the fair value of debt securities as a result of an increase in interest rates during fiscal 2004 and a decrease in the fair value of equity securities due to fluctuations in the stock market. Alpine has determined that the gross unrealized losses on its short-term investments at December 31, 2004 are temporary in nature. Alpine reviews its investment portfolio to identify and evaluate investments that have indications of possible impairment. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been less than the cost basis, the financial condition and near-term prospects of the investee, credit quality and Alpine’s ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Inventories

Inventories are stated at the lower of cost or market. At December 31, 2004 and 2003, cost for the Essex Electric inventory is determined using the last-in, first-out ("LIFO") method. The Company determines whether a lower of cost or market provision is required on a quarterly basis by analyzing whether inventory on hand can be sold at a profit based upon current selling prices less variable selling costs. No provision was required in 2004 or 2003. Inventories include costs of materials, labor and manufacturing overhead. See Note 2.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Property, plant and equipment

Property, plant and equipment are stated at cost, less accumulated depreciation and amortization. Leasehold improvements are amortized over the lesser of the estimated useful lives of the assets or the lease term. Depreciation and amortization are provided over the estimated useful lives of the assets using the straight-line method. The estimated lives are as follows:

Buildings and improvements	5 to 40 years
Machinery and equipment
3 to 15 years

Maintenance and repairs are charged to expense as incurred. Long-term improvements are capitalized as additions to property, plant and equipment. Upon retirement or other disposal, the asset cost and related accumulated depreciation are removed from the accounts and the net amount, less any proceeds, is charged or credited to income. Interest is capitalized during the active construction period of major capital projects. During the year ended December 31, 2002, $0.2 million of interest was capitalized in connection with various capital projects.

Goodwill

The Company adopted Statements of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets" effective January 1, 2002. As of December 31, 2001, $754 million in goodwill was included as an asset in Alpine's consolidated balance sheet, substantially all of which related to recorded goodwill of Superior. SFAS No. 142 requires that the amortization of goodwill and certain other intangible assets cease as of January 1, 2002 and that the related recorded value of goodwill be allocated to the identified reporting units of the Company and its consolidated subsidiaries (in this case, Superior) and be reviewed annually for impairment. If the carrying value (including goodwill) of any reporting unit exceeds the fair value (determined on a discounted cash flow basis or other fair value method), impairment of goodwill exists resulting in a charge to earnings to the extent of goodwill impairment.

Superior completed its determination of initial goodwill impairment in August 2002. The application of this new standard and the impact of economic conditions at that time and industry specific conditions affecting Superior's business segments resulted in a non-cash goodwill impairment charge at Superior of $424 million including $166 million related to Superior's Electrical segment and $258 million related to Superior's OEM segment. The goodwill impairment charge at Superior was recorded retroactively to January 1, 2002 as a cumulative effect of accounting change for goodwill impairment in accordance with SFAS No. 142. Additionally, as a result of initial implementation, Alpine recorded a further goodwill impairment charge of $3 million relating to additional goodwill associated with its investment in Superior. The cumulative effect of the accounting change as presented in the accompanying consolidated statement of operations for the year ended December 31, 2002 is summarized as follows (millions):

Superior's goodwill impairment loss	$424
Additional goodwill impairment recorded by Alpine	3
Less: Impairment allocable to Superior’s minority interest	(39)
$388

As required by SFAS No. 142, the Company performed its annual assessment of goodwill impairment in the fourth quarter of 2002. As a result of generally depressed economic conditions and specific industry conditions in the telecommunications industry Superior's operating income and results of operations continued to decline during 2002. Based on that trend, the earnings forecast for the next five years was revised and in the fourth quarter of 2002, Superior recognized an additional goodwill impairment loss of $324.7 million in its OEM ($73.4 million) and Communications ($251.3 million) reporting units since the carrying amount of the reporting unit was greater than the fair value of the reporting unit (as determined using the expected present value of expected future cash flows) and the carrying amount of the reporting unit goodwill exceeded the implied fair value of that goodwill. Superior’s impairment charge was fully recognized (without allocating any of the loss proportionately to minority interest) in Alpine’s consolidated statement of operations. The impairment charge resulted in the write-off of all remaining goodwill.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Deferred financing costs

Origination costs incurred in connection with outstanding debt financings are included in the consolidated balance sheet in long-term investments and other assets. These deferred financing costs are being amortized over the lives of the related debt on an effective interest rate basis and are charged to operations as additional interest expense. During the fourth quarter of 2003 the Company amended the Revolving Credit Facility to reduce the maximum amount of lender commitments available thereunder by 30% and therefore 30% ($0.6 million) of remaining deferred financing costs were written off. Total deferred financing fees at December 31, 2004 and 2003 were approximately $1.2 million and $1.6 million, respectively.

Amounts due customers

Included in accrued expenses at December 31, 2004 and 2003 are certain amounts due customers totaling $4.3 million and $4.1 million, respectively, representing cash discount liabilities to customers who meet certain contractual sales volume criteria. Such discounts are paid periodically to those qualifying customers. These liabilities are recorded as reductions to revenue, as customers purchase toward required volume levels.

Income taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for both the expected future tax impact of temporary differences arising from assets and liabilities whose tax bases are different from financial statement amounts and for the expected future tax benefit to be derived from tax loss carryforwards. A valuation allowance is established if it is more likely than not that all or a portion of deferred tax assets will not be realized. Realization of the future tax benefits of deferred tax assets (including tax loss carryforwards) is dependent on Alpine's ability to generate taxable income within the carryforward period and the periods in which net temporary differences reverse.

Although no assurance can be given that sufficient taxable income will be generated for utilization of certain of the Company's consolidated net operating loss carryforwards or for reversal of certain temporary differences, the Company believes it is more likely than not that all of the deferred tax assets, after valuation allowance, will be realized.

Significant judgment is required in determining our consolidated income tax provision and evaluating our U.S. tax position. It is our policy to maintain tax contingency reserves for potential tax audit issues. The Company reviews the reserves as circumstances warrant and adjusts the reserves as events occur that affect our potential liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits, additional exposure based on current calculations, identification of new issues or rendering of court decisions affecting a particular tax issue. Tax reserve contingencies and changes to the reserves are evaluated and recorded in our tax provision in the period in which the above noted events occur.

Derivative financial instruments

The Company applies SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" as amended by SFAS No. 137 and SFAS No. 138 for its derivative financial instruments. These statements establish accounting and reporting standards for derivative instruments and require recognition of all derivatives as either assets or liabilities in the statements of financial position and measurement of those instruments at fair value.

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a hedge of a net investment in a foreign operation, or (iv) a non-designated derivative instrument. The Company has in the past engaged in certain derivatives that are classified as fair value hedges, cash flow hedges and non-designated derivative instruments. Changes in the fair value of derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the consolidated statements of operations in the same line item. Changes in the fair value

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

of cash flow hedges are recorded in accumulated other comprehensive income with any ineffective portion immediately recognized in earnings. Changes in the fair value of non-designated derivative contracts are reported in current earnings. At December 31, 2004, the Company had approximately $8 million of copper futures contracts representing 6 million copper pounds outstanding as non-designated derivative instruments. These contracts were recorded at fair value at December 31, 2004. There were $13 million of copper futures contracts representing 12 million copper pounds outstanding at December 31, 2003.

The Company does not currently utilize any hedging instruments that would qualify for hedge accounting treatment. If such transactions were to arise, the Company would formally document all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions. Derivative financial instruments and derivative transactions reflected in the consolidated financial statements are discussed in Note 15.

Revenue recognition

Revenue is recognized when the product is shipped to the customer, which is when title and risk of loss pass. Alpine's price to the buyer is fixed and determinable based upon the price set forth in a written order from the customer. Allowances for discounts and sales incentives are made at the time of sale based on incentive programs available to the customer. The cost of these programs is dependent on various factors including the timing of the sale and the volume of sales achieved by the customer. The Company monitors these factors and records estimated obligations based on current sales levels as a reduction of revenue over the periods earned.

Subsidiary stock transactions

The Company's ownership percentage in subsidiary stock is impacted by the Company's purchase of additional subsidiary stock, as well as subsidiary stock transactions, including the subsidiary's purchase of its own stock and the subsidiary's issuance of its own stock. The Company accounts for subsidiary stock transactions in accordance with Staff Accounting Bulletin No. 51, "Accounting for sales of stock by a subsidiary" and records all gains and losses related to subsidiary stock transactions through other income and expense. In September 2003, Alpine Holdco subscribed for and purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior exercised its rights under a securityholders agreement and subscribed for and purchased 169 newly issued shares of common stock of Essex Electric. This securityholders agreement was executed at the time of and in conjunction with the Electrical Acquisition. As a result of the sales and issuance of common stock by Essex Electric, Alpine Holdco and Superior own approximately 90% and 10%, respectively, of the total outstanding stock of Essex Electric as of December 31, 2004. In accordance with Staff Accounting Bulletin No. 51, the reduction in Alpine Holdco's ownership of Essex Electric from 100% to 90% was accounted for by the Company as a non-cash loss of $2.7 million, and recorded in the 2003 consolidated statement of operations as other income (expense).

In January 2005, Holdco purchased 1,792 shares of Essex Common Stock for a cash purchase price of $5.0 million and Superior purchased 445 shares of Essex Electric common stock for an aggregate cash purchase price of $1.2 million. Following the aforementioned investments, Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively. The Company recorded a loss on sale of subsidiary stock of approximately $0.3 million in January 2005 related to this transaction. In addition, the Company decreased the value of the warrant by $0.3 million due to the dilution of the additional 2,237 shares during January 2005.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

Stock-Based Compensation Plans

The Company applies the intrinsic-value based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employee , and related interpretations including FASB Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25, issued in March 2000, to account for its stock-based compensation plans. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. SFAS No. 123, Accounting for Stock-Based Compensation, established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As allowed by SFAS No. 123, the Company has elected to continue to apply the intrinsic-value based method of accounting described above, and has adopted only the disclosure requirements of SFAS No. 123. The following table illustrates the effect on net income (loss) if the fair value based method had been applied to all outstanding and unvested awards in each period.

	Year Ended December 31,
	2004	2003	2002
	(in thousands, except per share amounts)

Net income (loss), as reported	$13,440	$834,776	$(874,601)
Add stock-based employee compensation expense included in reported net income (loss), net of tax of $577	1,055	255	1,688
Deduct total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(1,315)	(494)	(2,975)
Pro forma net income (loss)	$13,180	$834,537	$(875,888)
Preferred stock dividends	(2,044)	(206)	(38)
Dividend on beneficial conversion feature of preferred stock rights offering	(1,203)	(2,550)	—
Proforma net income (loss) — applicable to common stock	$9,933	$831,781	$(875,926)

Net income (loss) per share:
Basic — as reported	$0.76	$60.39	$(58.89)
Basic — pro forma	$0.74	$60.37	$(58.98)
Diluted — as reported	$0.76	$51.23	$(58.89)
Diluted — pro forma	$0.74	$51.22	$(58.98)

The effects of applying SFAS No. 123 in the pro forma disclosure are not necessarily indicative of future amounts, since the estimated fair value of stock options is amortized to expense over the vesting period and additional options may be granted in future years and outstanding options may be exercised or cancelled. The weighted average per share fair value of options granted (using the Black-Scholes option-pricing model) for the years ended December 31, 2004, 2003 and 2002, was $0.91, $0.52 and $0.71, respectively. The fair value for these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the years ended December 31, 2004, 2003 and 2002, respectively: dividend yield of 0% for each year; expected volatility of 191%, 99% and 99%, risk-free interest rate of 3.53%, 2.99% and 2.64%, and expected life of two years for all periods.

The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company's employee and consultant stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimates, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

The Company amortizes the value of the restricted stock grants evenly over the vesting periods, based upon the market value of the stock as of the date of the grant.

Research and development costs

Research and development costs are expensed as incurred, however with the divestiture of the DNE operations, research and development costs for continuing operations were less than $0.1 million for the years 2004 and 2003. The research and development costs for the year ended December 31, 2002, which included Superior, was $8.5 million.

Advertising costs

Advertising costs are expensed as incurred. Advertising costs during the years ended December 31, 2004, 2003 and 2002 were approximately $0.2, $0.3 and $2.4 million, respectively.

Shipping and handling

All shipping and handling costs are included in costs of sales and all billings associated with these costs are included in revenues.

Earnings (loss) per share

Basic earnings (loss) per common share is computed by dividing net income (loss) applicable to common stock by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per common share is determined assuming (i) the conversion of outstanding stock options, warrants and grants under the treasury stock method, (ii) the conversion of convertible preferred stock and (iii) the dilution in subsidiary earnings resulting from the assumed conversion of subsidiary stock options and grants, if dilutive.

Comprehensive income

Comprehensive income includes all changes in equity from non-owner sources such as net income, foreign currency translation adjustments, unrealized gains and losses on available-for-sale securities, changes in the fair value of derivatives and minimum pension liability adjustments. Accumulated other comprehensive income (loss) net of tax was less than $0.1 million as of December 31, 2004 and 2003.

Concentration of risk and allowance for doubtful accounts

The Company determines the allowance based on its historical write-off experience and a review of certain specific accounts. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. See Note 20 for concentrations of risk within the Company's business segment.

Impairment of Long-Lived Assets

The Company adopted SFAS No. 144, "Accounting for the Impairment for Disposal of Long-lived Assets" on January 1, 2002. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of or held and used. SFAS No. 144 also changes the criteria for classifying an asset as held for sale, broadens the scope of businesses to be disposed of that qualify for reporting as discontinued operations and changes the timing of recognizing losses on such actions. In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to estimated

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset group. Assets to be disposed of are included in other current assets and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet. The loss on asset sales and impairment for 2004 and 2003 were $0.3 and $0.6 million, respectively. See Note 14 for details.

Contingencies

The Company is involved in various legal proceedings and contingencies. Liabilities for these matters are recorded in accordance with SFAS No. 5, "Accounting for Contingencies". SFAS 5 requires a liability to be recorded based on management's estimate of the probable cost of the resolution of a contingency. The actual resolution of these contingencies may differ from such estimates. If a contingency is settled for an amount greater than the Company's estimate, a future charge to income would result. Likewise, if a contingency is settled for an amount that is less than they Company's estimate, a future credit to income would result.

Use of estimates

The Company's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant items subject to such estimates and assumptions include the carrying amount of property, plant and equipment and intangible assets; valuation allowances for receivables, inventories, deferred income tax assets and income tax contingencies; self-insurance reserves; valuation of derivative instruments; and obligations related to employee benefits. Actual results could differ from those estimates.

Recent accounting standards

The Company adopted SFAS No. 145, Rescission of Financial Accounting Standards Board (“FASB”) Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections effective January 1, 2003. SFAS No. 145 amends existing guidance to eliminate the requirement that gains and losses on early extinguishment of debt must be classified as extraordinary items and permits such classification only if the debt extinguishment meets the criteria for classification as an extraordinary item under APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS No. 145 also amends SFAS No. 13 to require sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. As a result of the adoption of SFAS No. 145, the Company reclassified to other income (expense) a $2.2 million gain on the early extinguishment of debt previously recognized as an extraordinary item in the Company's consolidated statement of operations for the year ended December 31, 2002.

The Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities effective January 1, 2003. SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002. The restructuring costs incurred during the years ended December 31, 2003 and 2004 have been accounted for in accordance with SFAS No. 146.

The Company adopted FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an interpretation of FASB Statements No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34 effective January 1, 2003. This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. Summary of significant accounting policies (Continued)

obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002. Since 1993, Alpine has been a party to a guaranty of Superior's lease obligations relating to Superior's manufacturing facility in Brownwood, Texas. The lease currently provides for monthly payments of $56,000 subject to adjustments for changes in the consumer price index. The lease term expires in 2018 but may be extended through 2033. As such, the maximum potential amount of future payments under the guaranty through 2018 would be approximately $9 million. Any further extensions would amount to a guarantee of approximately $0.7 million per year. Since the guaranty was issued prior to and has not been modified after December 31, 2002, a liability for the fair value of the obligation is not recorded in the consolidated financial statements. While Alpine’s continuing obligations, if any, under the guaranty are not free from doubt, the Company believes the facility and underlying lease are valuable assets of Superior and expects that Superior will perform as tenant thereunder and continue to pay its obligations. In addition, Alpine would have a claim for indemnification and reimbursement from Superior in respect of any amounts paid by Alpine as guarantor. The Company is not a party to any other guarantees and implementation of Interpretation No. 45 did not have a material effect on the Company's financial statements.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs, an amendment of ARB No. 43, Chapter 4”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This statement is effective October 1, 2005. The Company is assessing, but does not believe that SFAS No. 151 will have a material effect on its financial position, results of operations or cash flows.

In December 2004, the FASB issued FASB No. 123R, Share-Based Payment (“SFAS 123R”), that requires companies to expense the value of employee stock options and similar awards. SFAS 123R is effective for public companies in interim and annual periods beginning after June 15, 2005, and applies to all outstanding and unvested share-based payment awards at the adoption date. The Company is in the process of evaluating the impact that adoption of FAS 123R will have to its financial position and results of operations and cash flows.

In March of 2004, the Emerging Issues Task Force (“EITF”) reached consensus on the disclosure guidance provided in EITF Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments” (“EITF 03-1”). Under EITF 03-1, an investment is impaired if the fair value of the investment is less than its cost including adjustments for amortization, accretion, foreign exchange, and hedging. An impairment would be considered other-than-temporary unless a) the investor has the ability and intent to hold an investment for a reasonable period of time sufficient for the recovery of the fair value up to (or beyond) the cost of the investment and b) evidence indicating that the cost of the investment is recoverable within a reasonable period of time outweighs evidence to the contrary. This new guidance for determining whether the decline in fair value of investment is other-than-temporary was to be effective for reporting periods beginning after June 15, 2004. In September of 2004, the FASB issued FSP EITF Issue 03-1-1, which suspended the effective date for the measurement and recognition guidance included in EITF 03-1 related to other-than-temporary impairment pending additional implementation guidance. The Company will evaluate the impact of the accounting provisions of EITF 03-01 once final guidance is issued.

In December of 2004, the FASB issued SFAS No. 153, “Exchanges of Non-Monetary Assets an amendment of APB Opinion No. 29.” SFAS No. 153 amends the definition of “exchange” or “exchange transaction” and expands the list of transactions that would not meet the definition of non-monetary transfer. SFAS No. 153 is not expected to have a significant impact on the results of operations or equity of the Company.

Reclassifications

The Company reclassified $16.2 million of tax contingency reserve as of December 31, 2003 from long-term deferred tax liabilities to other long-term liabilities to conform to the 2004 presentation.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Inventories

At December 31, 2004 and 2003, the components of inventories are as follows:

	December 31, 2004	December 31, 2003
	(in thousands)
Raw materials	$15,169	$15,358
Work in process	5,476	4,417
Finished goods	31,981	26,401
	52,626	46,176
LIFO reserve	(22,209)	(9,007)
	$30,417	$37,169

All inventories at December 31, 2004 and 2003, are valued using the LIFO method of accounting. Effective December 11, 2002, in connection with the Electrical Acquisition, the Company established two LIFO pools for the Essex Electric inventory consisting, respectively, of copper and all other inventory components. During 2004, the Company recorded a decrement of $2.1 million on its LIFO reserve in cost of goods sold.

3. Property, plant and equipment

At December 31, 2004 and 2003, property, plant and equipment consisted of the following:

	December 31, 2004	December 31, 2003
	(in thousands)
Land	$160	$517
Buildings and improvements	4,033	4,969
Machinery and equipment	12,270	7,275
Construction in progress	1,914	4,159
	18,377	16,920
Less accumulated depreciation	(1,450)	(1,679)
	$16,927	$15,241

Included in the amounts above are the following:
Assets held for future use (net of accumulated depreciation of $9 and $70, respectively)	$31	$582
Assets not in service (net of accumulated depreciation of $14)	$0	$638

Depreciation expense for the years ended December 31, 2004, 2003 and 2002, was $0.9 million, $0.7 million and $39.5 million, respectively. Included in the 2002 depreciation totals was the expense associated with the Superior assets prior to the December 11, 2002 deconsolidation.

Assets held for sale of $1.4 and $0.6 million as of December 31, 2004 and 2003, respectively, are classified as other current assets.

In accordance with the provision of SFAS 116, “Accounting for Contributions Received and Contribution Made” the Company recorded a $0.6 million loss for the book value of land and building which was donated to the City of Sikeston during December 2004. The Company recorded a tax benefit of $1.0 million for the tax effect of the deduction for the donation.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Discontinued operations

On June 21, 2004 the Company entered into an agreement to sell DNE Systems, its wholly-owned defense electronics subsidiary, to ULTRA Electronics Defense, Inc., a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company that is listed on the London Stock Exchange (the “DNE Sale”). The purchase price was $40 million in cash at closing plus the Company may receive an additional cash payment of up to $3 million if a certain performance based measure is achieved in 2005. The achievement of such measure is unlikely. The sale was consummated on July 29, 2004 and a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004. The assets and liabilities of DNE Systems have been reclassified to discontinued operations in the December 31, 2003 balance sheet presented herein. Likewise, DNE Systems results of operations for the twelve month periods ended December 31, 2004, 2003 and 2002 have been reclassified to income from discontinued operations. The only remaining obligation related to the disposition of DNE is an environmental remediation of approximately $0.1 million which is recorded in accrued expenses.

The major components of DNE System’s assets and liabilities classified as discontinued operations in the December 31, 2003 balance sheet herein are presented below:

December 31, 2003
(in thousands)
Accounts receivable	$2,232
Inventories	5,118
Other current assets	184
Total current assets	7,534
Property, plant and equipment, net	1,766
Total assets	9,300

Accounts payable	765
Accrued expenses	1,458
Total current liabilities	2,223
Other long term liabilities	157
Total liabilities	2,380

Total net assets	$6,920

The revenue and income before taxes of DNE that is classified in discontinued operations for the twelve month period ended December 31, 2004, 2003 and 2002 are presented below:

	Twelve Months ended December 31,
	2004	2003	2002

Revenues	$15,295	$28,372	$38,413
Income before taxes	$2,616	$5,449	$4,363

5. Acquisitions

Electrical Acquisition

On December 11, 2002, in accordance with the terms of a definitive purchase agreement dated October 31, 2002, as amended on December 11, 2002, Alpine's wholly-owned subsidiary, Alpine Holdco Inc. acquired from Superior: (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric a newly formed, then wholly-owned subsidiary of Alpine Holdco, (2) all of the outstanding shares of capital stock of DNE Systems; and (3) all of

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Acquisitions (Continued)

the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together own approximately 47% of Superior Cables Ltd. The aggregate purchase price was approximately $85 million in cash plus the issuance of a warrant (the “Warrant”) to Superior to purchase 199 shares representing 19.9% of the common stock of Essex Electric on a fully diluted basis. The warrant is only exercisable during the 30 day period prior to its expiration on December 11, 2007 or upon the earlier occurrence of certain specified transactions generally involving a change in control of or a sale of the assets of Alpine Holdco or Essex Electric. The warrant was valued at $1.0 million at the date of the Electrical Acquisition. The warrant is recorded as a liability in the consolidated balance sheet at its fair value at December 31, 2004 of $936,000. The change in the value of the warrant of $64,000 for 2004 is recorded in other income (expense).

As part of the Electrical Acquisition, Alpine acquired 47% of the common stock of Superior Cables Ltd., a public company traded on the Tel Aviv Stock Exchange. Prior to the Electrical Acquisition Superior Cables Ltd. was a majority-owned subsidiary of Superior and therefore included in the consolidated results of Alpine. Effective December 11, 2002 the accounts of Superior Cables Ltd. are no longer consolidated with Alpine and Alpine's investment in Superior Cables Ltd. is accounted for under the equity method of accounting. During 2003, Alpine’s equity in the losses of Superior Cables Ltd. reduced its investment to zero and, accordingly, Alpine will not record its equity in any future losses of Superior Cables Ltd. unless it has a positive investment. Alpine has no funding obligations in respect of Superior Cables Ltd. Based on closing prices on the Tel Aviv Stock Exchange, the market value of Alpine's investment in Superior Cables Ltd. was $2.2 million at December 31, 2004.

Prior to the Electrical Acquisition, Alpine's operations included the consolidated results of Superior and its subsidiaries including the operations acquired in the Electrical Acquisition. In connection with the Electrical Acquisition, Alpine relinquished certain indirect common share voting interests in Superior such that Alpine no longer controlled Superior. Accordingly, effective for periods subsequent to December 11, 2002 (through November 10, 2003), Superior is accounted for on the equity method and is no longer consolidated with Alpine. As a result of the aforementioned consolidated loss attributable to Superior’s goodwill impairment charge and additional net losses incurred by Superior in 2002 (including asset and additional goodwill impairment charges), Alpine had a negative investment in Superior of $865.9 million at December 11, 2002. This negative investment was required under accounting principles generally accepted in the United States of America to be reflected in Alpine’s consolidated balance sheet, notwithstanding the fact that Alpine is not obligated to fund any operating losses or deficits of Superior. As a result of the consummation of Superior’s Plan of Reorganization on November 10, 2003, Alpine eliminated its negative investment in Superior and recognized a corresponding gain of $865.9 in the fourth quarter of 2003, offset by the reversal of $11.6 million of accumulated other comprehensive loss related to Superior, resulting in a net gain of $854.3 million.

Summarized below is combined financial information for Superior Telecom and Superior Cables Ltd. for the year ended December 31, 2002:

2002
(in thousands)
Results of Operations
Sales	$1,439,958
Operating loss	(513,022)
Loss before extraordinary items and cumulative effect of accounting change	(536,788)
Net loss	(961,291)

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Accrued expenses

At December 31, 2004 and 2003, accrued expenses consist of the following:

	December 31, 2004	December 31, 2003
	(in thousands)
Accrued wages, salaries and employee benefits	$2,270	$1,885
Allowance for restructuring activities	—	1,001
Accrued customer discounts	4,326	4,142
Other accrued expenses	4,458	4,219
	$11,054	$11,247

7. Revolving Credit Facility

In connection with the Electrical Acquisition, Alpine Holdco entered into a Loan and Security Agreement (the “Loan Agreement”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and Service Company (“DNE Manufacturing”) and DNE Technologies, Inc. (“DNE Technologies”) as borrowers and DNE Systems as Credit party (such parties sometimes collectively are called "Companies") certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. The Revolving Credit Facility was amended on November 10, 2004 and was amended on February 28, 2005 to revise certain covenants for 2005.

Effective concurrently with the consummation of the DNE Sale (see note 4) on July 29, 2004, the lenders released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are "Borrowers" or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications agreed to by the parties as a result of the DNE Sale and to establish revised financial and other covenant provisions.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at December 31, 2004 and 2003 was 6.05% and 4.46%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Alpine Holdco was in compliance with all applicable covenants at December 31, 2004. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies' tangible and intangible assets, other than the investment in Superior Cable Ltd. The obligations under the Revolving Credit Facility are without recourse to Alpine.

Unless previously accelerated as a result of default, the Revolving Credit Facility matures in December 2007. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Revolving Credit Facility (Continued)

The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount. At any time after December 11, 2004, the Companies may, upon 30 days' prior written notice, permanently reduce the maximum committed amount without penalty or premium. At December 31, 2004 and 2003, outstanding borrowings under the Revolving Credit Facility were $40.3 million and $17.2 million, respectively. At December 31, 2004 the Companies had $14.6 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders. During the third quarter of 2004, Alpine Holdco distributed to Alpine the proceeds from the DNE Sale, net of expenses, of approximately $38 million in accordance with a consent from the lenders under the Revolving Credit Facility. Federal taxes payable on this transaction were paid on March 15, 2005 out of the proceeds resulting in a net dividend of approximately $28 million.

8. Long-term debt

At December 31, 2004 and 2003, long-term debt consists of the following:

	December 31, 2004	December 31, 2003
	(in thousands)
6% Junior Subordinated Notes, net of $1.1 and $1.3 million discount, respectively	$3,122	$3,059
Other	386	855
	3,508	3,914
Less current portion of long-term debt	386	137
	$3,122	$3,777

On August 4, 2003, the Company completed an exchange offer whereby holders of its common stock exchanged 3,479,656 shares for $4.3 million principal amount of 6% Junior Subordinated Notes (the “Subordinated Notes”) issued by the Company plus a nominal amount of cash in lieu of fractional notes. The Subordinated Notes were initially recorded at an amount equal to the fair value of the common stock exchanged resulting in an initial discount of $1.4 million. The discount is being accreted over the term of the Subordinated Notes using the effective interest rate method. The Subordinated Notes accrue interest at 6% per annum payable in cash semiannually each December 31 and June 30. The Subordinated Notes are the Company's general unsecured obligations subordinated and subject in right of payment to all of the Company’s existing and future senior indebtedness, which excludes trade payables incurred in the ordinary course of business. The Company will be required to repay one-eighth of the outstanding principal amount of the Subordinated Notes commencing on June 30, 2007 and semiannually thereafter, so that all of the Subordinated Notes will be repaid by December 31, 2010. The Subordinated Notes are redeemable, at the Company's option, in whole at any time or in part from time to time, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date, together with a premium if the Subordinated Notes are redeemed prior to 2007. In addition, the Company must offer to redeem all of the Subordinated Notes at the redemption price then in effect in the event of a change of control. The Subordinated Notes were issued under an indenture which does not subject the Company to any financial covenants. During the twelve month period ended December 31, 2004, the Company retired $0.2 million of the Subordinated Notes.

The “Other” debt caption represents loans with Raytheon Aircraft Credit Corporation to finance the purchase of 12.5% interest in each of two aircraft. The interest in one aircraft was sold in 2004 and the related debt retired. An agreement was signed in December 2004 to sell the interest in the other aircraft and the sale was consummated in March 2005. Therefore, the debt has been classified as current as of December 31, 2004.

At December 31, 2004 and 2003, the fair value of the Company's debt approximates carrying value.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. Long-term debt (Continued)

The aggregate principal maturities of long-term debt subsequent to December 31, 2004, were as follows:

Year Ending	(in thousands)

2005	$386
2006	0
2007	1,046
2008	1,046
2009	1,046
Thereafter	1,046
Early extinguishment of debt

During 2002, Alpine redeemed $10.1 million aggregate face amount of its 12.25% Senior Subordinated Notes for a cash payment of $7.6 million resulting in a credit of $2.2 million to other income (expense).

9. Other long-term liabilities

At December 31, 2004 and 2003, other long term liabilities consist of the following:

	December 31, 2004	December 31 2003
	(in thousands)
Tax contingency reserve (see Note 13)	$16,364	$16,176
Other long-term liabilities	1,478	1,475
	$17,842	$17,651

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Earnings (loss) per share

The computation of basic and diluted earnings (loss) per share for the years ended December 31, 2004, 2003 and 2002, is as follows:

	Year Ended December 31,
	2004			2003			2002
	Net Income	Weighted Average Shares	Per Share Amount	Net Income	Weighted Average Shares	Per Share Amount	Net Loss	Weighted Average Shares	Per Share Amount
	(in thousands, except per share amounts)
Basic earnings (loss) per share
Income (loss) from continuing operations before extraordinary item and cumulative effect of accounting change	$(7,143)			$831,225			$(502,790)
Adjustments:
Preferred stock dividends	(2,044)			(206)			(38)
Preferred stock dividends on beneficial conversion feature	(1,203)			(2,550)			—
Income (loss) attributable to common stock from continuing operations before extraordinary item and cumulative effect of accounting change	$(10,390)	13,440	$(0.77)	$828,469	13,778	$60.13	$(502,828)	14,851	$(33.86)
Income from discontinued operations	1,502	13,440	0.11	3,551	13,778	0.26	3,721	14,851	0.25
Gain on sale of DNE	19,081	13,440	1.42	—			—
Basic income (loss) per common share before extraordinary item and cumulative effect of accounting change	$10,193	13,440	$0.76	$832,020	13,778	$60.39	$(499,107)	14,851	$(33.61)
Extraordinary gain from unallocated negative goodwill							$12,554	14,851	$0.85
Cumulative effect of accounting change for goodwill impairment net of minority interest							$(388,086)	14,851	$(26.13)
Net income (loss) applicable to common stock	$10,193	13,440	$0.76	$832,020	13,778	$60.39	$(874,639)	14,851	$(58.89)

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Earnings (loss) per share (Continued)

	Year Ended December 31,
	2004			2003			2002
	Net Income	Weighted Average Shares	Per Share Amount	Net Income	Weighted Average Shares	Per Share Amount	Net Loss	Weighted Average Shares	Per Share Amount
	(in thousands, except per share amounts)
Diluted earnings (loss) per share
Basic shares outstanding		13,440			13,778			14,851
Effect of dilutive securities
Restricted stock plans					39
Stock option plans					38
Convertible preferred stock					2,385
Income (loss) attributable to common stock from continuing operations before extraordinary item and cumulative effect of accounting change	$(10,390)	13,440	$(0.77)	$828,469	16,240	$51.01	$(502,828)	14,851	$(33.86)
Income (loss) from discontinued operations	1,502	13,440	0.11	3,551	16,240	0.22	3,721	14,851	0.25
Gain on sale of DNE	19,081	13,440	1.42	—			—

Diluted income (loss) per common share before extraordinary item and cumulative effect of accounting change	$10,193	13,440	$0.76	$832,020	16,240	$51.23	$499,107	14,851	$(33.61)
Extraordinary gain from unallocated negative goodwill							12,554	14,851	0.85
Cumulative effect of accounting change for goodwill impairment net of minority interest							(388,086)	14,851	(26.13)
Net income (loss) applicable to common stock	$10,193	13,440	$0.76	$832,020	16,240	$51.23	$(874,639)	14,851	$(58.89)

The Company has excluded the assumed conversion of all stock options (1.5 and 2.8 million for 2004 and 2002, respectively) and restricted stock grants (0.9 and 0.4 million for 2004 and 2002 respectively) from the Company's earnings per share calculation for the years ended December 31, 2004 and 2002, as the impact would be anti-dilutive due to the loss from continuing operations for those years. Diluted earnings per share for the year end December 31, 2003 excludes the effect of 0.9 million stock options and 0.4 million restricted stock grants that may be exercised in the future, because such effect would be antidilutive. The warrant issued in connection with the Electrical Acquisition has not been included in the computation of diluted income (loss) per share for the years ended December 31, 2004, 2003 and 2002, respectively, as the impact would be anti-dilutive.

11. Stock based compensation plans

The Company sponsored the Employee Stock Purchase Plan (“ESPP”) which allowed eligible employees the right to purchase common stock of the Company on a quarterly basis at the lower of 85% of the common stock’s fair market value on the last day of the preceding calendar quarter or on the last day of the current calendar quarter. There were 500,000 shares of common stock reserved under the ESPP, of which 153,053 shares, were purchased by employees during the year ended December 31, 2002. On July 16, 2002, eligible employees were notified that purchases under the ESPP were suspended indefinitely.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. Stock based compensation plans (Continued)

Alpine has two long-term equity incentive plans: the 1987 Long-Term Equity Incentive Plan (the "1987 Plan") and the 1997 Stock Option Plan (the "1997 Plan"). No further options may be granted under the 1987 Plan. The 1997 Plan has 1,500,000 shares of common stock reserved for issuance. There were 36,767 shares of common stock available under the 1997 Plan at December 31, 2004. Participation in the 1997 Plan is generally limited to key employees and consultants of Alpine and its subsidiaries. The 1997 Plan provides for the granting of incentive and non-qualified stock options and stock appreciation rights. The options granted under the 1997 Plan vest in equal annual installments over the three year period commencing on the first anniversary date of the grant or, if earlier, upon the occurrence of a change in control of the Company and options cannot be exercised after ten years from the date of grant. During the year ended December 31, 2004 and pursuant to the 1997 Plan, the Executive Compensation and Organization Committee of the Board of Directors of the Company (the “Compensation Committee”) granted incentive stock options to purchase 107,000 shares of the Company's common stock under individual option agreements to certain management employees. The exercise price of all such options was at the fair market value of the common stock on the date of grant. Any shares issued upon exercise of these options may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company.

The Company adopted the Stock Compensation Plan for Non-Employee Directors (the "Stock Plan") in January 1999. Under the Stock Plan, each non-employee director of the Company automatically receives 50% of the annual retainer in either restricted common stock or non-qualified stock options, as elected by the director. In addition, each non-employee director may also elect to receive all or a portion of the remaining amount of the annual retainer and any meeting fees in the form of restricted stock or stock options in lieu of cash payment. In 2004, 58,743 non-qualified stock options and 35,608 shares of restricted stock were granted to non-employee directors at the fair market value of the Common Stock at the date of the grant. Each stock option granted under the Stock Plan expires on the tenth anniversary of the date of the grant. Awards of restricted stock and stock options under the stock plan vest upon the earliest of the following to occur: (i) the third anniversary of the date of the grant; (ii) a non-employee director’s death; and (iii) a change of control of the Company. Any shares issued pursuant to the Stock Plan will be issued from the Company's treasury stock.

Alpine also sponsors a 1984 Restricted Stock Plan under which a maximum of 600,000 shares of Alpine common stock have been reserved for issuance. At December 31, 2004, there are 41,728 shares available for issuance. During the year ended December 31, 2004, the Compensation Committee granted 5,000 shares of the Company’s Common Stock pursuant to such plan to one management employee at the fair market value of the Common Stock at the date of the grant. Shares of restricted Common Stock under this grant vest in equal installments over a three year period commencing with the first anniversary of grant.

In addition to the above described grant under the 1984 Restricted Stock Plan, in 2004 the Compensation Committee also granted 40,000 shares of the restricted Common Stock to a certain executive from its treasury shares at the fair market value of the Common Stock on the date of the grant. The restricted common stock vests in equal installments on each of the first three anniversaries of the date of grant, subject to acceleration in the event a change in control of the Company. On March 25, 2005, this executing elected to defer the receipt of all shares of the restricted Common Stock for a period of five years pursuant to the Company’s Deferred Stock Account Plan.

Alpine sponsors The Alpine Group, Inc. Deferred Stock Account Plan, an unfunded deferred stock compensation plan whereby certain key management employees participate are permitted to (i) defer the receipt of all, or a portion of, their non-cash salary or bonus and shares issued upon stock option exercises, as defined by the plan and (ii) reinvest deemed cash dividends allocable to Common Stock credited to a participant’s account under the plan into additional deferred Common Stock. The plan also provides for matching contributions by the Company in various percentages applied to shares of Common Stock deferred therein. The compensation expense associated with the matching contribution is amortized over the vesting period of the deferral. Shares deferred into the deferred stock plan are held in irrevocable grantor trusts. At December 31, 2004, 1,620,600 shares of the Common Stock have been deferred and are included in the grantor trusts. These shares and the corresponding liability are classified as components of treasury stock and additional paid-in capital, respectively, in the consolidated balance sheets. On August 10, 2004, 112,000 shares of Common Stock were credited to one executive’s deferred stock account upon his stock option exercise. On August 9, 2003, 401,239 shares of Common Stock were deferred by the Company into

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. Stock based compensation plans (Continued)

the deferred stock plan for a period of five years in accordance with the terms of an executive’s amended employment contract with the Company and in lieu of 40% of his base salary for 2003 otherwise payable to him in cash. In 2003, Alpine recognized income of $0.9 million as a result of the reversal of amounts previously accrued for matching contribution of deferred Common Stock held by employees who were either terminated or retired prior to the deferral period expiration date. The total unamortized deferred compensation was $0.6 and $1.3 million as of December 31, 2004 and 2003, respectively.

Total compensation expense related to all stock based compensation plans for the years ended December 31, 2004, 2003 and 2002, was $1.6 million, $0.4 million and $2.6 million, respectively.

The following table summarizes stock option activity for the years ended December 31, 2002, 2003 and 2004.

	Shares Outstanding	Weighted- Average Exercise Price

Outstanding at December 31, 2001	3,375,846	$10.76
Exercised	—	—
Canceled	(796,783)	9.13
Granted	144,145	1.00
Outstanding at December 31, 2002	2,723,208	$10.72
Exercised	—	—
Canceled	(2,402,584)	11.81
Granted	1,527,371	0.76
Outstanding at December 31, 2003	1,847,995	$1.07
Exercised	(425,061)	0.82
Canceled	(132,507)	0.76
Granted	165,743	1.22
Outstanding at December 31, 2004	1,456,170	$1.19

Information with respect to stock-based compensation plan stock options outstanding and exercisable at December 31, 2004 is as follows:

Range Of Exercise Prices	Number Of Options Outstanding	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Of Options Exercisable	Weighted Average Exercise Price

$0.4500-$0.6500	203,527	8.15	$0.5996	—	$—
$0.76	779,201	8.47	0.7600	33,855	0.7600
$0.8750 — $3.1000	375,103	8.33	1.2484	89,871	1.3942
$3.4380 — $9.8130	87,133	2.08	4.6018	87,133	4.6018
$10.4380 — $17.9380	11,206	4.55	13.3286	11,206	13.3286
	1,456,170	7.98	$1.1900	222,065	$3.1583

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. Employee benefits

Prior to 2002, Alpine sponsored an unfunded supplemental executive retirement plan (“SERP”). During 2001, the Company terminated or froze SERP benefits for certain employees resulting in a curtailment loss of $2.5 million and a settlement loss of $2.5 million. The benefits were paid out in 2002 or deposited in Rabbi Trust accounts, effectively terminating Alpine's SERP. The terms of the definitive purchase agreement with Superior with respect to the Electrical Acquisition provide that Superior will retain the liabilities and obligations with respect to certain pension benefits accrued by employees of the electrical business prior to the date of acquisition.

In conjunction with the sale of DNE Systems, the Company entered into an agreement with a certain former employee that entitles the former employee to a benefit accrued under the former “SERP”, payable at normal retirement age (65). The employee does not accrue any additional benefits, except for interest, under the SERP and the Company has the right to pay the actuarial equivalent lump sum value of the SERP to the former employee at its election with 30 days prior notice to the employee. The Company has recorded the present value of the SERP liability of $0.4 as an other long-term liability as of December 31, 2004.

For periods prior to December 11, 2002, certain employees of Essex Electric participated in defined benefit plans sponsored by Superior. In connection with the Electrical Acquisition, all benefit accruals under these Superior defined benefit plans for former Superior employees that became employees of Essex Electric ceased effective December 11, 2002. Essex Electric established a new defined benefit plan for hourly union employees effective January 1, 2003.

Superior provided for postretirement employee health care and life insurance benefits for a limited number of its employees. Superior established a maximum amount it will pay per employee for such benefits; therefore, health care cost trends did not affect the calculation of the postretirement benefit obligation or its net periodic benefit cost. The Company currently does not provide for any postretirement health care benefits. The change in the projected benefit obligation, the change in plan assets and the funded status of the defined benefit pension plans and the postretirement health care benefit plans for the years ended December 31, 2004 and 2003, are presented below, along with amounts recognized in the respective consolidated balance sheets.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. Employee benefits (Continued)

	Defined Benefit Pension Plans
	December 31, 2004	December 31, 2003

Change in benefit obligation:
Benefit obligation at beginning of year	$131	$—
Service cost	117	139
Interest cost	8	2
Actuarial loss	24	10
Curtailment	—	(20)
Benefits paid	(13)	—
Benefit obligation at end of year	$267	$131

Change in plan assets:
Fair value of plan assets at beginning of year	$10	$—
Actual return on plan assets	(2)	—
Employer contribution	149	10
Benefits paid	(13)	—
Fair value of plan assets at end of year	$144	$10

Funded status	$(124)	$(121)
Unrecognized net (gain) loss	41	10
Net amount recognized	$(83)	$(111)

Amounts recognized in the consolidated balance sheets consist of:
Accrued benefit liability	$(124)	$(121)
Accumulated other comprehensive income	41	10
Net amount recognized	$(83)	$(111)

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. Employee benefits (Continued)

The components of net periodic benefit cost of the defined benefit pension plans and the post retirement healthcare benefit plans during the years ended December 31, 2004, 2003 and 2002 are presented below:

	Defined Benefit Pension Plans Year Ended December 31,			Postretirement Health Care Benefits Year Ended December 31,
	2004	2003	2002	2002

Components of net periodic benefit cost:
Service cost	$117	$139	$3,455	$52
Interest cost	8	2	7,942	167
Expected return on plan assets	(4)	—	(8,034)	—
Amortization of prior service cost	—	—	79	—
Actuarial (gain) loss	—	—	5	$8
Curtailment (gain) loss	—	(20)	69	—
Net periodic benefit cost	$121	$121	$3,516	$227

The actuarial present value of the projected pension benefit obligation and the postretirement health care benefits obligation at December 31, 2004, 2003 and 2002 were determined based upon the following assumptions:

	Defined Benefit Pension Plans Year Ended December 31,
	2004	2003	2002

Discount rate	5.75%	6.25%	6.75%
Expected return on plan assets	8.0%	8.0	9.0%
Increase in future compensation	n/a	n/a	3.0%

Prior to December 11, 2002, the Company and its subsidiaries sponsored several defined contribution plans covering substantially all U.S. and Israeli employees. The plans provided for limited employer matching of participants’ contributions. The Company’s contributions, including contributions for plans sponsored by Superior prior to December 11, 2002, during the year ended December 31, 2002 was $4.8 million. Following the Electrical Acquisition Essex Electric established a defined contribution plan covering substantially all employees of Essex Electric and Alpine. The plan provides for limited matching of employee contributions. Company contributions to these plans for the years ended December 31, 2004 and 2003 were $0.5 and $0.7 million, respectively.

The Company elected not to adopt the disclosure requirements of SFAS No. 132R “Employers’ Disclosures about Pensions and Other Postretirement Benefits”, due to the immateriality of its pension plan.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. Income taxes

The provision (benefit) for income taxes for the years ended December 31, 2004, 2003 and 2002, is comprised of the following:

	Year Ended December 31,
	2004	2003	2002
	(in thousands)
Current:
Federal	$(4,547)	$663	$(51,135)
State	337	(325)	8,207
Foreign	—	—	(513)
Total current from continuing operations	(4,210)	338	(43,441)
Deferred:
Federal	(831)	(9,352)	(40,637)
State	(271)	(1,695)	(7,084)
Foreign	—	—	(4,161)
Total deferred from continuing operations	(1,102)	(11,047)	(51,882)
Income taxes from continuing operations	(5,312)	(10,709)	(95,323)
Income taxes from discontinued operations	1,115	1,897	642
Provision for taxes on gain on sale of DNE	10,275	—	—
Total income tax (benefit) provision	$6,078	$(8,812)	$(94,681)

The provision (benefit) for income taxes differs from the amount computed by applying the U.S. federal income tax rate of 35% for the years ended December 31, 2004, 2003 and 2002, because of the effect of the following items:

	Year Ended December 31,
	2004	2003	2002
	(in thousands)
Continuing operations:
Expected income tax expense (benefit) at U.S. federal statutory tax rate	$(4,523)	$287,026	$(205,176)
State income taxes, net of U.S. federal income tax benefit	(542)	(1,432)	(685)
Taxes on foreign income at rates which differ from the U.S. federal statutory rate	—	—	4,915
Distributions on preferred securities of subsidiary trust	—	—	(5,328)
Nondeductible goodwill amortization and impairment	—	—	113,640
Tax benefit on charitable contribution of building	(722)	—	—
Change in valuation allowance	149	(858)	609
Change in reserves	738	(128)	—
Permanent difference related to an investment	—	(300,427)	—
Other, net	(412)	5,110	(3,298)
Provision for income tax benefit from continuing operations	$(5,312)	$(10,709)	$(95,323)

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. Income taxes (Continued)

Income (loss) from continuing operations before income taxes, distributions on preferred securities of subsidiary trust, minority interest, equity in earnings of affiliate, extraordinary items and cumulative effect of accounting change attributable to domestic and foreign operations for the years ended December 31, 2004, 2003 and 2002, was as follows:

	Year Ended December 31,
	2004	2003	2002
	(in thousands)

United States	$(12,923)	$820,076	$(558,893)
Foreign	—	—	(27,323)
Income (loss) from continuing operations before income taxes, distributions on preferred securities of Superior subsidiary trust, minority interest, equity in earnings of affiliate extraordinary item and cumulative effect of accounting change	$(12,923)	$820,076	$(586,216)

Items that result in deferred tax assets and liabilities and the related valuation allowance at December 31, 2004 and 2003 are as follows:

	December 31, 2004	December 31, 2003
	(in thousands)
Deferred tax assets:
Accruals not currently deductible for tax	$833	$2,080
Compensation expense related to unexercised stock options and stock grants	2,564	1,926
Net operating loss carryforwards	5,845	5,972
Alternative minimum tax credit carryforwards	—	230
Other	813	544
Total deferred tax assets	10,055	10,752
Less valuation allowance	(6,662)	(6,512)
Net deferred tax assets	3,393	4,240
Deferred tax liabilities:
Depreciation	2,314	3,580
Inventory	8,997	9,723
Total deferred tax liabilities	11,311	13,303
Net deferred tax liability	$7,918	$9,063

The Company provides reserves for liabilities that may arise as a result of income tax exposures arising in the normal course of its business. These exposures may result from specific positions taken by the Company in its tax returns or from tax planning strategies employed by the Company to minimize its tax liabilities. Management determines tax exposure items based on positions asserted by tax authorities as well as management's assessment of exposures from unasserted items. The calculation of the income tax provision involves significant estimates and assumptions and actual results could differ from those estimates.

During 2001, the Company entered into commercial transactions intended to offset the potential impact of interest rate changes on the Company’s investments, including the investment of the net cash proceeds from the sale of an equity investment. The Company claimed tax benefits from these transactions of $11.2 million and $3.2 million in 2001 and 2002, respectively. At December 31, 2001, the Company established a tax contingency reserve on its balance sheet corresponding to realized tax benefits. The balances in the reserve at December 31, 2004 and 2003 (including interest) were $16.4 million and $15.6 million, respectively. The amount of the reserve at December 31, 2003 previously reported as a component of long-term deferred income taxes has been reclassified to other long-term liabilities in the accompanying consolidated financial statements. The remaining $0.5 million of the tax contingency reserve at December 31, 2003 consists of miscellaneous other tax contingencies.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. Income taxes (Continued)

At December 31, 2004, Alpine had state operating loss carryforwards in the amount of $5.8 million that can be used to offset future taxable income. The net operating loss carryforwards expire beginning in 2005 through 2020. Due to the surrender of authority for doing business in certain states, it is unlikely that Alpine will realize all of its state net operating loss carryforwards. Accordingly, Alpine has determined that, pursuant to the provision of SFAS No. 109, a deferred tax valuation allowance in the amount of $5.1 is required on those deferred tax assets. Availability of the net operating loss carryforwards might be challenged upon taxing authorities' examinations of the related tax returns, which could affect the availability of such carryforwards. Alpine believes, however, that any challenges that would limit the utilization of net operating loss carryforwards would not have a material adverse effect on Alpine's financial position.

14. Asset impairment, restructuring and other charges

During the years ended December 31, 2004, 2003 and 2002 the Company recorded $3.9, $13.6 and $36.5 million, respectively, of restructuring and other charges comprised of costs related to relocation and installation of certain equipment from closed facilities and the start-up of new manufacturing processes at Essex Electric’s Florence, AL manufacturing facility, and costs related to the wind-down of other facilities previously closed and other miscellaneous expenses related to the Company's restructuring.

The following tables illustrate the restructuring reserve and the related activities for 2004 and 2003:

	December 31, 2003	Charges	Payments	December 31, 2004
	(in thousands)
Employee severance	$1,001	$19	$1,020	$—
Facility exit costs	—	935	935	—
Equipment and inventory relocation costs and other costs	—	2,942	2,942	—
	$1,001	$3,896	$4,897	$—

	December 31, 2002	Charges	Payments	December 31, 2003
	(in thousands)
Employee severance	$1,227	$3,640	$3,866	$1,001
Facility exit costs	200	792	992	—
Equipment and inventory relocation costs and other costs	—	9,123	9,123	—
	$1,427	$13,555	$13,981	$1,001

Asset impairments were recognized during 2003 at the Sikeston facility for items idled during the restructuring efforts and later identified for sale. The targeted assets had an original net book value of $1.1 million of which $0.5 million impairment write-off was recognized to reduce the cost to its fair market value. The resulting $0.6 million value is reported as assets held for sale as of December 31, 2003. An additional impairment was taken at the Florence facility for assets involved in exiting the industrial product line. The total impairment loss amounted to $0.1 million, recorded in December 2003, with residual assets held for sale valued at $0.1 million.

As a result of the Electrical Acquisition (see Note 5), Superior evaluated for impairment the long-lived assets of its Electrical wire business, DNE and Superior Israel pursuant to SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." In accordance with SFAS No. 144, such impairment test was based on probability weighted estimated future cash flows related to such assets including assessment of cash proceeds associated with the sale to Alpine of the Electrical wire business, DNE and Superior's investment in Superior Israel. As a result of such review and the subsequent asset sale in connection with the Electrical Acquisition, Superior recorded a pre-tax charge in 2002, principally related to the Electrical wire business, of $177.9 million to recognize an impairment of the identified long-lived assets of the Electrical wire business and Superior Israel and the loss on consummation of the Electrical Acquisition transaction. Alpine recorded a corresponding pre-tax charge of $139.0 million for the year ended December 31, 2002 reflecting Superior's impairment charge and the loss recognized by Superior on consummation of the Electrical Acquisition attributable to the non-controlling interest in Superior.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Asset impairment, restructuring and other charges (Continued)

During the year ended December 31, 2002, Superior recorded restructuring and other charges of $33.3 million. These charges included $27.3 million, $4.2 million, $0.9 million and $0.9 million, respectively, related to (i) the closure of its Communications Group Elizabethtown, Kentucky and Winnipeg, Canada manufacturing facilities; (ii) the closure of its OEM Group Rockford, Illinois manufacturing facility; (iii) the shutdown of its Electrical Group Canadian operations and (iv) operational restructuring activities at Superior Israel. These actions were principally taken to more closely align productive capacity with current market demands and to reduce overall manufacturing costs. The $33.3 million charge included a $18.1 million write-down of idled property, plant and equipment, $9.0 million of employee separation costs and $6.2 million of other facility related closure costs. Costs to relocate inventory and manufacturing equipment into remaining facilities are being expensed as incurred. Additionally, during the year ended December 31, 2002, Alpine recorded restructuring and other charges of $1.4 million related to certain termination and retirement benefits paid in connection with Alpine corporate administrative staff reductions and Essex Electric recorded restructuring and other charges of $1.8 million consisting of $1.6 million of employee termination costs and $0.2 of facility exit costs related to closure of its Columbia City, Indiana plant. At December 31, 2002, $1.4 million, primarily related to employee separation costs, is included in accrued expenses in the consolidated financial statements.

15. Derivative financial instruments and fair value information

The Company to a limited extent, uses, forward fixed price contracts and derivative financial instruments to manage, commodity price risks. The Company is exposed to credit risk in the event of nonperformance by counter parties for metal forward price contracts, and metals futures contracts but the Company does not anticipate nonperformance by any of these counter parties. The amount of such exposure is generally limited to the unrealized gains (losses) within the underlying contracts.

Commodity price risk management

The cost of copper, the Company's most significant raw material has been subject to significant volatility over the past several years. In anticipation of a significant reduction in inventory levels in 2003, the Company entered into copper futures sales contracts to minimize the price risk associated with declining copper costs. These contracts were liquidated throughout the year in step with the decreases in inventory.   In December 2003, the Company purchased approximately $13 million of copper inventory for use in the production process in the first quarter of 2004. In connection with such purchases, the Company entered into copper futures contracts to match the copper price to the consumption period. As such, these contracts were recorded at fair value at December 31, 2003 resulting in a charge to earnings of $0.6 million. These contracts were subsequently liquidated in the first quarter of 2004.

Similarly, in December 2004, the Company purchased approximately $9 million of copper inventory for use in the first quarter of 2005 and the Company entered into copper futures contracts to match the copper price to the consumption period. These contracts were also recorded at fair value at December 31, 2004 resulting in a charge to cost of sales of $0.4 million. These contracts were liquidated in the first quarter of 2005.

16. Commitments and contingencies

Total rent expense under cancelable and noncancelable operating leases was $2.7 million, $3.2 million and $10.0 million during the years ended December 31, 2004, 2003 and 2002, respectively.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Commitments and contingencies (Continued)

At December 31, 2004, future minimum lease payments under noncancelable operating leases are as follows:

Year	(in thousands)

2005	$2,216
2006	1,929
2007	1,247
2008	862
2009	359
Thereafter	899

The Company subleases a portion of each of their three regional distribution centers. The Company received $0.8 million of sublease income during 2004. Below are the future lease commitments from the subleases related to these subleases.

Year	(in thousands)

2005	$866
2006	390
2007	137

At December 31, 2004 the Company had committed approximately $17.1 million to outside vendors for the purchase of goods and services, of which approximately $1.1 million was related to certain capital projects. The remainder was primarily for inventory and other supply items.

Approximately 24% of the Company's total labor force at December 31, 2004 is covered by collective bargaining agreements. Contracts covering approximately 100% of the Company's unionized work force are due to expire at various times in 2007. The Company considers relations with its employees to be satisfactory.

The Company is subject to lawsuits incidental to its business. In the opinion of management, based on its examination of such matters and discussions with counsel, the ultimate resolution of all pending or threatened litigation, claims and assessments will have no material effect upon Alpine’s consolidated financial position, liquidity or results of operations.

Alpine's operations are subject to environmental laws and regulations in each of the jurisdictions in which it owns or operates facilities or for which it has assumed liabilities, governing, among other things, emissions into the air, discharges to water, the use, handling and disposal of hazardous substances and the investigation and remediations of soil and groundwater contamination both on-site at past and current facilities and at off-site disposal locations. Alpine, as to two sites, and Essex Electric, as to one site, are currently involved in environmental investigations which may result in certain remedial activities being required under the oversight of two state regulatory agencies. Alpine currently does not believe that any of the environmental matters and for which it may be liable, will have a material adverse effect upon its business, financial condition, liquidity or results of operations.

The Company accepts certain customer orders for future delivery at fixed prices. As copper is the most significant raw material used in the manufacturing process, the Company enters into forward purchase fixed price commitments for copper to properly match its cost to the value of the copper to be billed to the customers. At December 31, 2004, the Company had forward fixed price purchase commitments of 0.5 million copper pounds.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

17. Related party transactions

As discussed in Note 5, in December 2002 the Company acquired certain assets and liabilities from Superior (the “Electrical Acquisition”). At that time, the Company also entered into a supply and transitional services agreement with Superior which was subsequently replaced in November 2003 by a new supply and services agreement between Superior Essex Inc. (the successor company to Superior pursuant to the Plan of Reorganization) and Essex Electric (collectively, the “Supply Agreements”). The Supply Agreements provided for the purchase from Superior of certain specified quantities of copper rod and certain transitional administrative services to Alpine Holdco and Essex Electric. The Supply Agreements expired on December 31, 2004 in accordance with their terms. The total cost of copper rod purchased under the Supply Agreements in 2004, 2003 and 2002 was $89.2 million, $99.6 million, and $10.8 million respectively. The cost of administrative service for 2004, 2003 and 2002 was $1.4, $4.4 and $0.3 million, respectively.

Essex Electric subleases a portion of the Company’s leased facilities at Ontario, California and McDonough, Georgia to Superior. Lease payments to Essex Electric by Superior were $0.7 and $0.8 in 2004 and 2003, respectively.

Essex Electric processes insulated copper wire at its Jonesboro, IN scrap reclamation center for Superior. Essex Electric charges a fee for this service and retains, then sells, the copper reclaimed. The charges to Superior for these services recorded in net sales were $0.6, $0.5 and $0.5 million for 2004, 2003 and 2002, respectively.

In October 2003, Superior, under it’s rights under the Security Holder’s Agreement dated December 11, 2002, purchased 169 newly issued shares of Essex Electric common stock for an aggregate cash purchase price of $0.5 million (See Note 1).

In January 2005, Superior, under it’s rights under the Security Holder’s Agreement, purchased 445 newly issued shares of Essex Electric common stock for an aggregate cash purchase price of $1.2 million (See Note 1).

At December 31, 2004 and 2003, Alpine has outstanding loans to certain officers totaling $0.4 and $0.5 million, respectively, relating to the tax implications associated with the exercise in prior years of stock options and restricted stock grants. The unpaid balance, which is added to accumulated deficit, bears interest at prime plus 0.5%. During 2002, the Company agreed to forgive $0.3 million, of such loans and accrued interest, with such forgiveness to occur over a ten year period, subject to certain employment conditions.

During 2004, the Company assigned life insurance policies to a former employee and current member of the Board of Directors for the Company, in satisfaction of its obligation to pay $159,545 of annual premiums in respect of the polices. The aggregate net cash surrender value of the polices at the time of assignment was $207,032.

18. Preferred stock

Alpine has authorized 500,000 shares of preferred stock with a par value of $1.00 per share. The preferred stock may be issued at the discretion of the Board of Directors in one or more series with differing terms, limitations and rights.

On June 23, 2003, Alpine completed a private placement of 8,287 shares of a new issue of Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the board of directors out of funds legally available for payment, cash dividends at an annual rate of $30.40 per share. The Series A Preferred Stock originally was convertible into Common Stock, at the option of the holder, at the rate of 691 shares of Common Stock per share of Series A Preferred. As a result of a special dividend declared by the Company (see Note 22), the conversion rate increased to 743.01. Since the market price of the common stock on the subscription date (June 23, 2003) was $0.76 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $1.2 million was recorded as a reduction to the mandatorily redeemable series A cumulative preferred stock line of the balance sheet with the offset to capital in excess of par. The beneficial conversion feature was recorded as a dividend as of

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

18. Preferred stock (Continued)

December 29, 2004 when the privately placed Series A Preferred Stock became convertible following the increase in authorized but unissued shares of Common Stock from 25 million to 50 million shares.

On November 10, 2003, the Company completed the sale of 9,977 shares of Series A Preferred Stock pursuant to a rights offering to holders of the Common Stock. Common stockholders were offered a right to purchase one share of Series A Preferred Stock at a price of $380 per share for each 500 shares of common stock held on September 29, 2003. The terms of the Series A Preferred Stock are the same as that purchased by the officers and directors in the private placement discussed above. Total proceeds received from the sale were $3.8 million. The recording of dividends, if any, on the Series A Preferred Stock will reduce the Company's earnings per share in the period recorded. Since the market price of the Common Stock on the date of issuance (November 10, 2003) was $0.92 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $2.6 million was recorded. This was recorded as a dividend since the shares were immediately convertible, offset with a credit to capital in excess of par. The Company may cause conversion of the Series A Preferred Stock into common stock if the Company's common stock is then listed on the New York Stock Exchange or the American Stock Exchange or is traded on the Nasdaq National Market System and the average closing price of a share of the Company's common stock for any 20 consecutive trading days equals or exceeds 300% of the conversion price then in effect. The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three-year period commencing on December 31, 2009 at the liquidation value of $380 per share, plus accrued and unpaid dividends. Additionally, if the Company experiences a change in control it will, subject to certain limitations, offer to redeem the Series A Preferred Stock at a cash price of $380 per share plus (i) accrued and unpaid dividends and (ii) if the change of control occurs prior to December 31, 2007, all dividends that would be payable from the redemption date through December 31, 2007.

At December 31, 2004, 177 shares of 9% Cumulative Convertible Preferred Stock (“9% Preferred Stock”) were outstanding and at December 31, 2003, 250 shares of 9% Cumulative Convertible Senior Preferred Stock ("9% Senior Preferred Stock") and 177 shares of 9% Cumulative Convertible Preferred Stock were outstanding.

The 9% Senior Preferred Stock is senior in ranking to holders of Alpine's common stock and the 9% Preferred Stock. Each share is convertible at any time into 199 shares of Alpine common stock at a conversion price of $5.02 per share, subject to customary adjustments, and is redeemable by Alpine at any time, in whole or in part at a price equal to the liquidation value per share. The 9% Senior Preferred Stock carries 100 votes per share, votes as a single class with Alpine's common stock on all matters submitted to stockholders and is entitled to vote as a separate class in the event of any proposal to (i) amend any of the principal terms of the preferred stock; (ii) authorize, create, issue or sell any class of stock senior to or on a parity with the 9% Senior Preferred Stock as to dividends or liquidation preference; or (iii) merge into, consolidate with, or sell all or substantially all of the assets of Alpine to another entity. The holders of not less than 66 2 / 3 % of the 9% Senior Preferred Stock must approve any transaction subject to the class voting rights. In June 2004, Alpine redeemed all remaining shares of 9% Senior Preferred Stock outstanding at liquidation value of $250 thousand. The 9% Preferred Stock is convertible into 105 1 / 2 shares of common stock, subject to customary adjustments. Alpine may redeem the stock at any time, in whole or in part at a price equal to the liquidation value per share.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

19. Stockholder rights agreement

Under the Company's Stockholder Rights Plan, last amended in March 2003 ("the Plan"), a Preferred Share Purchase Right ("Right") is attached to each share of common stock pursuant to which the holder will, in certain takeover-related circumstances, become entitled to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock at a price of $75.00, subject to adjustment, with each share having substantially the rights and preferences of 100 shares of common stock. The Rights will separate from the common shares after a person or entity or group of affiliated or associated persons (other than certain grandfathered persons) acquire beneficial ownership of 15% (or in the case of Steven S. Elbaum, 40%) or more of the outstanding common shares) or commence a tender offer that would result in a person or group acquiring, beneficial ownership of 15% or more of the outstanding common shares. Grants of stock options and restricted stock by the board of directors of the Company (and its committees) to its officers, will not by itself cause an officer to become an acquiring person. Also, in certain takeover-related circumstances, each Right (other than those held by an acquiring person) will be exercisable for shares of common stock of the Company or stock of the acquiring person having a market value of twice the exercise price. Once certain triggering events have occurred to cause the Rights to become exercisable, each Right may be exchanged by the Company for one share of common stock.

The Rights are redeemable at any time, prior to the time that a person becomes an acquiring person, by the Company before their expiration on February 17, 2009 at a redemption price of $0.01 per Right. At December 31, 2004, 200,000 shares of Series A Junior Participating Preferred Stock were reserved for issuance under this Plan.

20. Business segments and foreign operations

Prior to the Electrical Acquisition on December 11, 2002, the Company’s reportable segments were historically the strategic businesses of Superior that offered different products and services to different customers. These segments were communications, magnet wire (formerly known as OEM) and electrical. The communications segment included copper and fiber optic outside plant and premise wire and cable, and all of the Superior Cable Ltd. products. The magnet wire segment included magnet wire and related products. The electrical segment included building and industrial wire and cable. The operations of DNE Systems and Superior Cable Ltd. were historically included within the communications segment. As a result of the Electrical Acquisition, the deconsolidation of Superior effective December 11, 2002, and the sale of DNE effective July 29, 2004, the Company’s reportable segments for periods after December 11, 2002, consist only of the electrical segment. The results of DNE have been treated as discontinued operations for all periods.

The Company evaluates segment performance based on a number of factors, with operating income, before restructuring and other charges and asset impairments, being the most critical. Intersegment sales are generally recorded at cost, are not significant and, therefore, have been eliminated below.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Business segments and foreign operations (Continued)

Operating results for each of the Company's reportable segments are presented below. Corporate and other items shown below are provided to reconcile to the Company's consolidated statements of operations, cash flows and balance sheets.

	Year Ended December 31,
	2004	2003	2002
	(in thousands)
Net sales:
Communications(a)	$—	$—	$433,602
Magnet wire	—	—	464,536
Electrical(b)	315,894	302,112	465,869
	$315,894	$302,112	$1,364,007

Depreciation expense:
Communications	$—	$—	$17,760
Magnet wire	—	—	12,592
Electrical	858	690	7,601
Corporate and other	30	79	2,586
	$888	$769	$40,539

Operating income (loss):
Communications	$—	$—	$19,061
Magnet wire	—	—	38,128
Electrical	(1,590)	(14,397)	(10,591)
Corporate and other	(3,799)	(2,039)	(24,307)
Restructuring and other charges and asset impairments	(4,231)	(14,144)	(500,201)
	$(9,620)	$(30,580)	$(477,910)

Total assets:
Communications	$—	$—	$—
Magnet wire	—	—	—
Electrical	93,005	87,923	158,793
Corporate and other	39,782	10,565	12,002
Total assets of continuing operations	$132,787	$98,488	$170,795
Total assets of discontinued operations	—	9,300	12,326
Total assets	$132,787	$107,788	$183,121

Capital expenditures:
Communications	$—	$—	$3,207
Magnet wire	—	—	1,995
Electrical	5,036	7,374	3,139
Corporate and other	67	25	1,034
	$5,103	$7,399	$9,375

——————

(a)

Net sales to the regional Bell operating companies ("RBOCs") and major independent telephone companies accounted for 42% of the Communication Group net sales for the year ended December 31, 2002. Superior Cable net sales represented 24% of the Communication Group net sales for the year ended December 31, 2002. No customer accounted for more than 10% of net sales for 2002.

(b)

One customer accounted for 23% and 18% of net sales for the years ended December 31, 2004 and 2003, respectively. No customer accounted for more than 10% of net sales for 2002.

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Business segments and foreign operations (Continued)

The following provides information about domestic and foreign operations for the years ended December 31, 2004, 2003 and 2002:

	Year Ended December 31,
	2004	2003	2002
	(in thousands)
Net sales:
United States	$315,894	$302,112	$1,209,898
Canada	—	—	20,296
Israel	—	—	89,472
United Kingdom	—	—	44,341
Total Net Sales from Continuing Operations	$315,894	$302,112	$1,364,007

Long-lived assets:
United States	$16,927	$15,241	$13,470

21. Quarterly financial information (unaudited)

The Company's unaudited quarterly results of operations for the year ended December 31, 2004 and 2003 are as follows:

	Quarter Ended 2004
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Net sales	$81,937	$76,678	$80,354	$76,925	$315,894
Gross profit	10,187	6,578	4,972	(2,181)	19,556
Income from continuing operations	772	(746)	(2,837)	(4,332)	(7,143)
Income from discontinued operations	703	892	(93)	—	1,502
Gain on sale of DNE	—	—	19,088	(7)	19,081
Net income (loss)	1,475	146	16,158	(4,339)	13,440
Net income (loss) per share of common stock – basic
From continuing operations, net of preferred dividends	0.05	(0.07)	(0.33)	(0.38)	(0.77)
From discontinued operations	0.06	0.07	(0.01)	—	0.11
Gain on sale of DNE	—	—	1.39	—	1.42
Net income (loss)	0.11	—	1.05	(0.38)	0.76
Net income (loss) per share of common stock – diluted(a)
From continuing operations	0.03	(0.07)	(0.33)	(0.38)	(0.77)
From discontinued operations	0.03	0.07	(0.01)	—	0.11
Gain on sale of DNE	—	—	1.39	—	1.42
Net income (loss)	0.06	—	1.05	(0.38)	0.76

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

21. Quarterly financial information (unaudited) (Continued)

	Quarter Ended 2003
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Net sales	$89,354	$80,154	$69,485	$63,119	$302,112
Gross profit	5,787	5,269	3,712	397	15,165
Income from continuing operations	(3,040)	(4,628)	(3,404)	842,297	831,225
Income from discontinued operations	726	854	707	1,264	3,551
Net income (loss)	(2,314)	(3,774)	(2,697)	843,561	834,776
Net income (loss) per share of common stock – basic
From continuing operations	(0.21)	(0.31)	(0.26)	69.74	60.13
From discontinued operations	0.05	0.06	0.05	0.11	0.26
Net income (loss)	(0.16)	(0.25)	(0.21)	69.85	60.39
Net income (loss) per share of common stock – diluted(a)
From continuing operations	(0.21)	(0.31)	(0.26)	38.36	51.01
From discontinued operations	0.05	0.06	0.05	0.06	0.22
Net income (loss)	(0.16)	(0.25)	(0.21)	38.42	51.23

——————

(a)

Net income per diluted share of common stock for the twelve months is determined by computing a year-to-date weighted average of the number of incremental shares included in each quarterly diluted net income per share calculation. As a result, the sum of net income per share for the four quarterly periods may not equal the net income per share for the years ended December 31, 2004 and 2003.

	Quarter Ended 2004
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Reconciliation of 10Q amounts to amounts reported above:
Net sales
10Q as filed (for quarters 1-3 in 2004)	88,833	76,678	80,354	76,925	322,790
Discontinued Operations(a)	(6,896)	—	—	—	(6,896)
Net Customer Sales as reported	81,937	76,678	80,354	76,925	315,894

Gross profit
10Q as filed (for quarters 1-3 in 2004)	13,894	6,578	4,972	(2,181)	23,263
Discontinued Operations(a)	(3,707)	—	—	—	(3,707)
Gross profit as reported	10,187	6,578	4,972	(2,181)	19,556

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

21. Quarterly financial information (unaudited) (Continued)

	Quarter Ended 2003
	March 31	June 30	September 30	December 31	Year Ended December 31
	(in thousands, except per share data)
Reconciliation of 10Q amounts to amounts reported above:
Net sales
10Q as filed (for quarters 1-3 in 2004)	97,542	80,154	69,485	63,119	310,300
Discontinued Operations(a)	(8,188)	—	—	—	(8,188)
Net Customer Sales as reported	89,354	80,154	69,485	63,119	302,112

Gross profit
10Q as filed (for quarters 1-3 in 2004)	9,731	5,269	3,712	397	19,109
Discontinued Operations(a)	(3,944)	—	—	—	(3,944)
Gross profit as reported	5,787	5,269	3,712	397	15,165

——————

(a)

DNE sale was announced during second quarter and classified as discontinued operations the second quarter and thereafter.

22. Special Dividend and Common Stock Reverse/Forward Split

On August 24, 2004, Alpine declared a special dividend of up to $0.40 per share of Common Stock and a special dividend of $103.65 per share of Series A Preferred Stock to shareholders of record on September 14, 2004 (the “Record Date”). The amount of the Special dividend in respect of the Common Stock was reduced proportionately, to $0.36 per share, to adjust for additional shares of Common Stock issued by the Company between August 24, 2004 and the Record Date. This resulted in special dividend payments of $4.9 million in respect of the Common Stock and $1.5 million in respect of the Series A Preferred Stock. Under the respective terms of the stock based compensation plans of the Company (see note 11), the Company is required to allocate a deemed dividend in respect of shares of restricted Common Stock granted and unvested and/or deposited and credited to participant accounts under the Alpine Deferred Stock Account Plan in an amount equal to any cash dividend paid in respect of the Common Stock. Accordingly, on September 30, 2004, the Company declared, but did not yet pay, a total deemed dividend of $0.9 million, $0.6 million of which was recorded to compensation expense during 2004. The remainder will be amortized over the vesting period of such unvested or deferred shares of Common Stock.

On December 30, 2004 the Company effected a reverse 1-for-100 stock split followed immediately by a forward 100-for-1 stock split of the Common Stock. As permitted under the Delaware General Corporation Law, stockholders whose shares of Common Stock were converted into less than 1 share as a result of the reverse split had these shares canceled and received cash payments equal to the fair value of the shares cancelled.

23. Subsequent Event

On March 23, 2005, the Company announced its decision to close its manufacturing operations in Anaheim, California as of April 30, 2005. This action is in accordance with the Company’s restructuring plan which began over two years ago. The real estate was sold in 2003 and the Company has been leasing the property since that time. It is anticipated that the Company will incur between $1.5 million and $2.0 million in one-time non recurring costs associated with this action.

On September 30, 2005, Essex Electric Inc. entered into an agreement to sell substantially all of the assets of its electrical wire business (the “Essex Electric Sale”) to the Southwire Company (“Southwire”).  The agreement provides for the sale by Essex Electric of all of its closing date building wire related inventory and prepaid assets, its Florence, Alabama manufacturing plant and equipment, and the assumption by Southwire of certain contracts and selected current liabilities related to the business.  Essex Electric will retain substantially all of its other liabilities

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

23. Subsequent Event (Continued)

including the indebtedness under its revolving credit facility. Excluded from the sale are cash and cash equivalents and accounts receivable of Essex Electric, a copper scrap reclamation plant and operation based in Jonesboro, Indiana, a plastic resin compounding plant and operation based in Marion, Indiana, and three leased warehouse distribution centers.   The scrap reclamation operation services both Essex Electric’s internal requirements for scrap processing, as well as outside customers.  The purchase price is the sum of (i) $27 million plus (ii) the closing date value of Essex Electric’s inventory and certain prepaid assets.  The sale is subject to approval by shareholders of Alpine and is currently expected to close in early 2006.  The net assets to be disposed of do not meet all of the requirements of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, for assets to be classified as held for sale or discontinued operations due to the requirement that the stockholders must approve the Essex Electric Sale.

SCHEDULE I

THE ALPINE GROUP, INC.
(PARENT COMPANY)

CONDENSED BALANCE SHEETS
(in thousands)

	December 31,
	2004	2003

ASSETS
Current assets:
Cash and cash equivalents	$217	$207
Marketable securities	35,827	6,761
Deferred income tax asset	614	1,061
Other current assets	1,826	863
Total current assets	38,484	8,892
Investment in consolidated subsidiaries	16,620	27,405
Property, plant and equipment, net	79	1,159
Advances and loans to subsidiaries	1,986	2,016
Deferred income taxes	2,654	2,190
Long-term investments and other assets	1,506	1,417
Total assets	$61,329	$43,079

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$386	$137
Accounts payable	45	31
Income taxes	7,336	—
Accrued expenses	3,158	82
Total current liabilities	10,925	250
Long-term debt, less current portion	3,122	3,777
Other long-term liabilities	17,782	17,530
Mandatorily redeemable Series A preferred stock	5,545	5,664

Stockholders’ equity:
9% cumulative convertible preferred stock at liquidation value	$177	$427
Common stock, $.10 par value; authorized 50,000,000 shares and 25,000,000; 24,670,054 and 22,146,884 shares issued at December 31, 2004 and 2003, respectively	2,467	2,214
Capital in excess of par value	168,446	165,706
Accumulated other comprehensive income	(20)	57
Accumulated deficit	(52,955)	(58,201)

Shares of common stock in treasury, at cost; 10,929,985 and 11,109,872 shares at December 31, 2004 and 2003, respectively	(93,705)	(93,861)
Receivable from stockholders	(415)	(484)
Total stockholders' equity	23,955	15,858
Total liabilities and stockholders' equity	$61,329	$43,079

SCHEDULE I (cont’)

THE ALPINE GROUP, INC.
(PARENT COMPANY)

CONDENSED STATEMENTS OF OPERATIONS
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Revenues:
Interest and dividend income	$401	$137	$—
Intercompany interest	190	—	—
Intercompany dividend	28,099	—	—
Other income	42	70	2,914
	$28,732	$207	$2,914

Expenses:
General and administrative	4,104	1,893	2,971
Restructuring and other charges	—	—	1,400
Interest expense	519	437	562
Loss on investments in securities	—	—	4,085
Other expense	820	167	—
	5,443	2,497	9,018

Net revenues (expenses)	23,289	(2,290)	(6,104)
Gain on cancellation of equity investment in Superior (Note 1)	—	854,262	—
Income (loss) before income taxes, equity in net income of affiliates, equity in net income (loss) of subsidiaries, income (loss) from discontinued operations and cumulative effect of accounting change	23,289	851,972	(6,104)
Benefit (provision) for income taxes	936	(389)	5,905

Loss before equity in income (loss) of affiliates, equity in net income (loss) of subsidiaries, income from discontinued operations and cumulative effect of accounting change	24,225	851,583	(199)
Equity in net income (loss) of subsidiaries, net:
Alpine Holdco	(10,785)	(16,807)	10,861
Superior and others		—	(882,233)

Gain (loss) from continuing operations before cumulative effect of accounting change	13,440	834,776	(871,571)
Cumulative effect of accounting change for goodwill impairment	—	—	(3,030)
Net income (loss)	$13,440	$834,776	$(874,601)

SCHEDULE I (cont’)

THE ALPINE GROUP, INC.
(PARENT COMPANY)

CONDENSED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2004	2003	2002

Cash flows provided by (used for) operating activities	$36,513	$(1,104)	$(8,727)
Cash flows from investing activities:
Investments in and advances to subsidiaries	—	(1,899)	(13,689)
Capital expenditures	(66)	(25)	—
Purchase of marketable securities	(39,360)	(6,672)	—
Proceeds from sale of marketable securities and other investments	10,213	—	23,530
Proceeds from sale of (investment in) PolyVision	—	1,296	—
Proceeds from sale of assets	346	—	—
Restricted cash	—	—	87
Other	—	—	2
Cash flows provided by (used for) investing activities	(28,867)	(7,300)	9,930

Cash flows from financing activities:
Long-term borrowings	(630)	—	—
Debt / equity issuance costs	—	(39)	—
Repayments of long-term borrowings	—	(2,247)	(30,755)
Issue of preferred stock	—	6,940	—
Dividends on preferred stock	(2,044)	(206)	(38)
Dividends on common stock	(4,947)	—	—
Proceeds from stock options exercised	234	—	139
Purchase of treasury shares	—	(5)	(76)
Preferred stock redemptions	(250)	—	—
Proceeds from minority interest in sub	—	471	—
Other	1	1	—
Cash flows provided by (used for) financing activities	(7,636)	4,915	(30,730)
Net increase (decrease) in cash and cash equivalents	10	(3,489)	(29,527)
Cash and cash equivalents at beginning of year	207	3,696	33,223
Cash and cash equivalents at end of year	$217	$207	$3,696

Supplemental cash flow disclosures:
Cash paid for interest	$328	$543	$2,300
Cash paid (refunded) for income taxes, net	$730	$(1,385)	$(4,275)

SCHEDULE I (cont’)

THE ALPINE GROUP, INC.
(PARENT COMPANY)

	December 31,
	2004	2003
	(in thousands)
Long-term debt consists of:
6% Junior Subordinate Notes, net of discount of $1.1 million	$3,122	$3,059
Other	386	855
	3,508	3,914
Less current portion	386	137
	$3,122	$3,777

Minimum current maturities of long-term debt outstanding as of December 31, 2004 are as follows:

Fiscal Year	(in thousands)

2005	$386
2006	0
2007	1,046
2008	1,046
2009	1,046
Thereafter	1,046

An intercompany dividend totaling $28.1 million was paid from Alpine Holdco to the parent company during 2004. This dividend was primarily proceeds from the sale of DNE and was consented to by the Alpine Holdco lenders.

SCHEDULE II

THE ALPINE GROUP, INC. AND SUBSIDIARIES
SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS

Years Ended December 31, 2004, 2003 and 2001
(in thousands)

		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions		Balance at End of Period

Year Ended December 31, 2004:
Allowance for restructuring activities	$1,001	$3,896	—	$(4,897	)(a)	$—
Allowance for doubtful accounts	263	120	—	4		387
LIFO reserve	9,007	13,202	—	—		22,209

Year Ended December 31, 2003:
Allowance for restructuring activities	$1,427	$13,555	—	$(13,981	)(a)	$1,001
Allowance for doubtful accounts	364	115	—	(217)		263
LIFO reserve	—	9,007	—	—		9,007

Year Ended December 31, 2002:
Allowance for restructuring activities	608	10,076	—	(9,257	)(b)	1,427
Allowance for doubtful accounts	8,358	1,027	—	(9,021	)(c)	364
LIFO reserve	4,631	(4,631)	—	—		—

——————

(a)	Payments for restructuring liabilities

(b)	Payments for restructuring liabilities	$(6,043)
	Effect of Superior deconsolidation	(3,214)
		$(9,257)

(c)	Write-offs net of recoveries	$(1,275)
	Effect of Superior deconsolidation	(7,746)
		$(9,021)

ANNEX VII

The Alpine Group, Inc.’s Quarterly Report on Form 10-Q for the
Quarter Ended March 31, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 10-Q

______________

☒    QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended March 31, 2005

OR

☐    TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the transition period ____________ to__________

Commission File Number 1-9078

______________

THE ALPINE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	22-1620387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code 201-549-4400

______________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the Registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date.

Class	Outstanding at April 29, 2005

Common Stock, $.10 Par Value	15,816,733

1

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

The accompanying unaudited consolidated financial statements have been prepared in accordance with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and, therefore, do not include all information and footnotes required by accounting principles generally accepted in the United States of America. However, in the opinion of management, all adjustments necessary for a fair presentation of the results of operations for the relevant periods have been made. Results for the interim periods are not necessarily indicative of the results to be expected for the year. These financial statements should be read in conjunction with the summary of significant accounting policies and the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

2

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	March 31, 2005	December 31, 2004

ASSETS
Current assets:
Cash and cash equivalents	$1,953	$611
Marketable securities, at fair value	24,427	35,827
Accounts receivable (less allowance for doubtful accounts of $341 and $387 at March 31, 2005 and December 31, 2004 respectively)	52,065	41,091
Inventories, net (Note 2)	23,645	30,417
Other current assets	5,288	4,992
Total current assets	107,378	112,938
Property, plant and equipment, net	17,598	16,927
Deferred income taxes	427	264
Other long-term assets	3,028	2,658
Total assets	$128,431	$132,787

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility (Note 5)	$42,783	$40,250
Current portion of long-term debt (Note 6)	—	386
Accounts payable	16,512	14,010
Accrued expenses	10,988	11,054
Deferred income taxes and income taxes payable	6,174	13,429
Total current liabilities	76,457	79,129
Long-term debt, less current portion (Note 6)	3,171	3,122
Other long-term liabilities	18,025	17,842
Warrant	561	936
Minority interest in subsidiary	3,945	2,218
Mandatorily redeemable series A cumulative preferred stock (18,264 shares issued; 14,152 and 14,697 outstanding at March 31, 2005 and December 31, 2004 respectively) (Note 7)	5,338	5,545
Stockholders' equity:
9% cumulative convertible preferred stock at liquidation value	177	177
Common stock, $.10 par value; (50,000,000 authorized; and 25,074,992 and 24,670,054 shares issued at March 31, 2005 and December 31, 2004, respectively)	2,507	2,467
Capital in excess of par value	168,712	168,446
Accumulated other comprehensive loss	(24)	(20)
Accumulated deficit	(56,327)	(52,955)
Treasury stock, at cost (10,933,310 and 10,929,985 shares at March 31, 2005 and December 31, 2004, respectively)	(93,714)	(93,705)
Receivable from stockholders	(397)	(415)
Total stockholders’ equity	20,934	23,995
Total liabilities and stockholders’ equity	$128,431	$132,787

The accompanying notes are an integral part of these consolidated financial statements.

3

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2005	2004

Net sales	$89,833	$81,937
Cost of goods sold	87,916	71,750
Gross profit	1,917	10,187
Selling, general and administrative expenses	5,497	6,061
Restructuring and other charges	1,069	1,748
Operating income (loss)	(4,649)	2,378
Interest expense	(942)	(613)
Other expense, net	(255)	(83)

Income (loss) before income taxes, minority interest and discontinued operations	(5,846)	1,682
Income tax (provision) benefit	2,127	(753)

Income (loss) before minority interest and discontinued operations	(3,719)	929
Minority interest in (earnings) loss of subsidiary	459	(157)
Income (loss) from continuing operations	(3,260)	772
Income from discontinued operations, net of tax of $502 (Note 1)	—	703
Net income (loss)	(3,260)	1,475
Preferred stock dividends	(112)	(147)
Net income (loss) applicable to common stock	$(3,372)	$1,328
Net income (loss) per share of common stock:
Basic:
Income (loss) from continuing operations applicable to common stock	$(0.22)	$0.05
Income from discontinued operations, net of tax	—	0.06
Net income (loss)	$(0.22)	$0.11
Diluted:
Income (loss) from continuing operations applicable to common stock	$(0.22)	$0.03
Income from discontinued operations	—	0.03
Net income (loss)	$(0.22)	$0.06
Weighted average shares outstanding:
Basic	15,589	12,119
Diluted	15,589	25,572

The accompanying notes are an integral part of these consolidated financial statements.

4

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
(in thousands, except share data)
(unaudited)

	Three Months Ended March 31, 2005
	Shares	Amount
9% cumulative convertible preferred stock:
Balance at beginning of period	177	$177
Balance at end of period	177	177
Common stock:
Balance at beginning of period	24,670,054	2,467
Shares issued pursuant to Series A Preferred Stock conversion	404,938	40
Balance at end of period	25,074,992	2,507
Capital in excess of par value:
Balance at beginning of period		168,446
Compensation expense related to restricted stock and certain stock options, less vested shares released from Treasury		99
Shares issued pursuant to Series A Preferred Stock conversion		167
Balance at end of period		168,712
Accumulated other comprehensive loss:
Balance at beginning of period		(20)
Change in unrealized losses on securities, net of tax		(4)
Balance at end of period		(24)
Accumulated deficit:
Balance at beginning of period		(52,955)
Net loss		(3,260)
Dividends on preferred stock		(112)
Balance at end of period		(56,327)
Treasury stock:
Balance at beginning of period	(10,929,985)	(93,705)
Stock options and grants	4,644	7
Reversed forward stock split	(7,969)	(16)
Balance at end of period	(10,933,310)	(93,714)
Receivable from stockholders:
Balance at beginning of period		(415)
Forgiveness of officer loans		18
Balance at end of period		(397)
Total stockholders’ equity		$20,934

The accompanying notes are an integral part of these consolidated financial statements.

5

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2005	2004

Cash flows from operating activities:
Net income (loss)	$(3,260)	$1,475
Adjustments to reconcile net income (loss) to net cash used for operating activities:
Depreciation	336	252
Amortization of deferred debt issuance costs and accretion of debt discount	155	156
Compensation expense related to stock options and grants	107	462
(Gain) loss on sale of fixed assets and subsidiary stock	923	(239)
Minority interest in income (loss) of subsidiary	(459)	157
Increase (decrease) in fair value of warrant	(375)	200
Change in assets and liabilities:
Accounts receivable, net	(10,974)	(19,699)
Inventories, net	6,772	11,014
Other current and non-current assets	(661)	64
Accounts payable and accrued expenses	2,436	(2,559)
Income taxes	(7,416)	497
Other, net	195	(33)
Cash flows used for operating activities	(12,221)	(8,253)
Cash flows from investing activities:
Capital expenditures	(1,018)	(1,328)
Proceeds from sale of assets	403	68
Proceeds from sale of investments	11,435	—
Purchase of marketable securities	(518)	—
Cash flows provided by (used for) investing activities	10,302	(1,260)
Cash flows from financing activities:
Borrowings under revolving credit facilities, net	2,533	9,612
Repayments of long-term borrowings	(387)	(31)
Other, net	(14)	209
Dividends on preferred stock	(112)	(147)
Proceeds from minority interest investment in subsidiary	1,241	—
Cash flows provided by financing activities	3,261	9,643
Net increase in cash and cash equivalents	1,342	130
Cash and cash equivalents at beginning of period	611	465
Cash and cash equivalents at end of period	$1,953	$595
Supplemental disclosures:
Cash paid for interest	$706	$891
Cash paid for income taxes, net	$5,101	$772

The accompanying notes are an integral part of these consolidated financial statements.

6

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005
(unaudited)

1. General

Basis of presentation and description of business

The accompanying consolidated financial statements represent the accounts of The Alpine Group, Inc. and the consolidation of all of its majority-controlled subsidiaries (collectively “Alpine” or the “Company”, unless the context otherwise requires). The Company accounts for all affiliate companies with ownership greater than 20%, but not majority-controlled, using the equity method of accounting.

Alpine was incorporated in New Jersey in 1957 and reincorporated in Delaware in 1987. Alpine is a holding company which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine’s principal operations consist of Essex Electric Inc. (“Essex Electric”), its 84% owned subsidiary engaged in the manufacture and sale of electrical wire and cable, and a 46% equity interest in Superior Cables Ltd., the largest Israeli based producer of wire and cable products.

On December 11, 2002, Alpine, through Alpine Holdco Inc. (“Alpine Holdco”) a newly formed, wholly-owned subsidiary of Alpine, acquired the following assets and securities from Superior TeleCom Inc. (“Superior”): (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric Inc. (“Essex Electric”), a newly formed, then wholly-owned subsidiary of Alpine Holdco; (2) all of the outstanding shares of capital stock of DNE Systems, Inc. (“DNE Systems”) a manufacturer of multiplexers and other communications and electronic products; and (3) all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together own approximately 47% of Superior Israel, the largest Israeli-based producer of wire and cable products. This acquisition is referred to as the “Electrical Acquisition.” The aggregate purchase price was approximately $87.4 million in cash (including $2.5 million of out-of-pocket costs) plus the issuance of a warrant to Superior to purchase 199 shares of the common stock of Essex Electric. The warrant is recorded as a liability in the consolidated balance sheet and is evaluated and adjusted to fair value on a quarterly basis, with $0.4 million of income and $0.2 million of expense recorded in other income (expense) for the three months ended March 31, 2005 and 2004, respectively. The warrant is only exercisable during the 30 day period prior to its expiration on December 11, 2007 or upon the earlier occurrence of certain specified transactions generally involving a change in control of or a sale of the assets of Alpine Holdco or Essex Electric.

On June 21, 2004 the Company entered into an agreement to sell DNE Systems, its wholly-owned defense electronics subsidiary, to ULTRA Electronics Defense, Inc., a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company that is listed on the London Stock Exchange (the “DNE Sale”). The purchase price was $40 million in cash. The sale was consummated on July 29, 2004 and a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004. DNE Systems results of operations for the three month period ended March 31, 2004 are presented as discontinued operations.

Marketable Securities

Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities, requires securities to be classified as held to maturity, available for sale or trading. Only those securities classified as held to maturity, which the Company intends and has the ability to hold until maturity, are reported at amortized cost. Available for sale and trading securities are reported at fair value with unrealized gains and losses included in shareholders’ equity or income net of related income taxes, respectively. All of the Company’s investment securities were classified as available for sale at December 31, 2004. During the quarter ended March 31, 2005, $0.5 million of securities were classified as held to maturity as the Company intends to hold these investments to maturity. Since the maturity date is beyond one year from the date of the consolidated balance sheet these securities are classified as long-term assets as of March 31, 2005. Since these securities were previously classified as available for sale, the Company had recorded a $60K unrealized loss to other comprehensive income that will be amortized over the life of the bonds. All other securities held as of March 31, 2005 have been classified as available for sale.

7

The following table shows the unrealized gains (losses) and fair value of the Company’s investments aggregated by investment category as of March 31, 2005:

Description of Securities	Costs Basis	Unrealized Gains	Unrealized Losses*	Fair Value

Marketable equity securities	$1,657	$26	$(70)	$1,613
Money market funds	3,475			3,475
Municipal bonds and notes	11,900			11,900
Mutual funds	7,083	106		7,189
Preferred securities	250			250
Total	$24,365	$132	$(70)	$24,427

——————

*

None of the gross unrealized losses have exceeded 12 months.

The gross unrealized losses related to short-term investments are primarily due to a decrease in the fair value of equity securities due to fluctuations in the stock market. Alpine has reviewed its securities in a loss position and believes that the gross unrealized losses on its short-term investments at March 31, 2005 are temporary in nature. Alpine reviews its investment portfolio quarterly, to identify and evaluate investments that have indications of possible impairment. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been less than the cost basis, the financial condition, credit quality and near-term prospects of the investee and Alpine’s ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Subsidiary stock transactions

The Company’s ownership percentage in subsidiary stock is impacted by the Company’s purchase of additional subsidiary stock, as well as subsidiary stock transactions, including the subsidiary’s purchase of its own stock and the subsidiary’s issuance of its own stock. The Company accounts for subsidiary stock transactions in accordance with Staff Accounting Bulletin No. 51, “Accounting for sales of stock by a subsidiary” and records all gains and losses related to subsidiary stock transactions through other income and expense.

In January 2005, Holdco purchased 1,792 shares of Essex Electric common stock for a cash purchase price of $5.0 million and Superior purchased 445 shares of Essex Electric common stock for a cash purchase price of $1.2 million resulting in Holdco and Superior owning 84.2% and 15.8% of Essex Electric, respectively. In accordance with accounting principles generally accepted in the United States of America, the Company accounted for the sale of stock of Essex Electric as a loss on sale of subsidiary stock of approximately $0.9 million and decreased the value of the warrant held by Superior to purchase 199 shares of Essex Electric common stock by $0.4 million due to the dilutive impact of the additional 2,237 shares issued.

Stock-Based Compensation Plans

The Company applies the intrinsic-value based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including Financial Accounting Standards Board (FASB) Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25, issued in March 2000, to account for its stock-based compensation plans. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As allowed by SFAS No. 123, the Company has elected to continue to apply the intrinsic-value based method of accounting described above, and has adopted only the disclosure requirements of SFAS No. 123. The following table illustrates the effect on net income (loss) if the fair value based method had been applied to all outstanding and unvested awards in each period.

8

	Three Months Ended March 31,
	2005	2004

Net income (loss), as reported	$(3,260)	$1,475
Add stock-based employee compensation expense included in reported net income (loss), net of tax	70	288
Deduct total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(122)	(376)
Pro forma net income (loss)	(3,312)	1,387
Preferred stock dividends	(112)	(147)
Pro forma net income (loss) – applicable to common stock	$(3,424)	$1,240
Net income (loss) per share:
Basic – as reported	$(0.22)	$0.11
Basic – pro forma	(0.22)	0.10
Diluted – as reported	(0.22)	0.06
Diluted – pro forma	(0.22)	0.05

The effects of applying SFAS No. 123 in the pro forma disclosure are not necessarily indicative of future amounts, since the estimated fair value of stock options is amortized to expense over the vesting period and additional options may be granted in future years. The fair value for these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the three months ended March 31, 2005 and 2004, respectively: dividend yield of 0% for both periods; expected volatility of 182% and 97%, risk-free interest rate of 4.1% and 2.6% for both periods, and expected life of two years for both periods. The weighted average per share fair value of options granted (using the Black-Scholes option-pricing model) for the three months ended March 31, 2005 and 2004 was $1.88 and $0.92, respectively. A total of 40,290 stock options were granted during the three month period ended March 31, 2005.

The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee and consultant stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

The Company amortizes the value of restricted stock grants evenly over the vesting periods, based upon the market value of the stock as of the date of the grant.

Derivatives

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a hedge of a net investment in a foreign operation, or (iv) a non-designated derivative instrument. The Company has in the past engaged in certain derivatives that are classified as fair value hedges, cash flow hedges and non-designated derivative instruments. Changes in the fair value of derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the consolidated statements of operations in the same line item. Changes in the fair value of cash flow hedges are recorded in accumulated other comprehensive income with any ineffective portion immediately recognized in earnings. Changes in the fair value of non-designated derivative contracts are reported in current earnings.

At March 31, 2005 the Company had approximately $7 million of copper futures contracts representing 5 million pounds, outstanding as non-designated derivative investments. These contracts were entered into to hedge 5 million copper pounds of future finished goods inventory purchases, totaling approximately $12.5 million, scheduled for delivery during the last three quarters of 2005 at a pre-established price. These contracts were recorded at fair value at March 31, 2005 with any price fluctuations reflected in current earnings in the period ended

9

March 31, 2005, which fluctuations were insignificant. There were no other derivatives outstanding at March 31, 2004.

At December 31, 2004, the Company had approximately $9 million of copper futures contracts, representing 6 million copper pounds, outstanding as non-designated derivative instruments. These contracts were entered into to hedge 6 million copper pounds of copper rod inventory purchased in December 2004, for fabrication and sale in the first quarter of 2005. These contracts were recorded at fair value at December 31, 2004 with any price fluctuations reflected in current earnings in 2004 and were liquidated in the first quarter of 2005, when the underlying asset (i.e. inventory) was sold. The net loss recorded on the futures contracts when liquidated was minimal.

The Company does not currently utilize any hedging instruments that would qualify for hedge accounting treatment. If such transactions were to arise, the Company would formally document all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions.

2. Inventories

At March 31, 2005 and December 31, 2004, the components of inventories were as follows:

	March 31, 2005	December 31, 2004
	(in thousands)
Raw materials	$4,464	$15,169
Work in process	5,693	5,476
Finished goods	34,468	31,981
	44,625	52,626
LIFO reserve	(20,980)	(22,209)
	$23,645	$30,417

The inventories shown above are all valued using the LIFO method. An actual valuation of inventory under the LIFO method can be made only at the end of each year based on the inventory levels and costs at the same time. Accordingly, interim LIFO calculations must be based on management’s estimates of expected year-end inventory levels and costs. Because these are subject to many factors beyond management’s control, interim results are subject to the final year-end LIFO inventory valuation. During the three months ended March 31, 2005, the Company recorded an estimated LIFO decrement of $2.3 million to cost of goods sold.

3. Comprehensive income (loss)

The components of comprehensive income (loss) for the three months ended March 31, 2005 and 2004 were as follows:

	Three Months Ended March 31,
	2005	2004
	(in thousands)
Net income (loss)	$(3,260)	$1,475
Change in unrealized losses on securities, net of tax	(4)	(60)
Comprehensive income (loss)	$(3,264)	$1,415

4. Restructuring and other charges

During the three month periods ended March 31, 2005 and 2004, the Company recorded $1.1 and $1.7 million respectively, of restructuring and other charges. The first quarter 2005 charges consisted primarily of $0.8 million of employee related costs from the announced closing of Essex Electric’s Anaheim, CA operation. Additional costs associated with the Anaheim closure, such as facility exit and transition costs, will be expensed as incurred during the remainder of 2005. The remaining restructuring charges incurred during the first quarter of 2005 were $0.3 million, consisting of cost related to the wind down of other Essex Electric facilities previously closed, idled warehouse space within existing distribution warehouses resulting from restructuring the business, and other miscellaneous expense related to the Company’s restructuring.

10

The following table illustrates the restructuring reserve and the 2005 related activities:

	December 31, 2004	Charges	Payments	March 31, 2005
	(in thousands)
Employee related costs	$—	$800	$—	$800
Facility exit costs	—	240	240	—
Equipment and inventory relocation costs and other costs	—	29	29	—
	$—	$1,069	$269	$800

5. Revolving Credit Facility

In connection with the Electrical Acquisition, Alpine Holdco entered into a Loan and Security Agreement (the “Loan Agreement”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and Service Company (“DNE Manufacturing”) and DNE Technologies, Inc. (“DNE Technologies”) as borrowers and DNE Systems as Credit party (such parties sometimes collectively are called “Companies”) certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. The Revolving Credit Facility was last amended on February 28, 2005 to revise certain covenants for 2005.

Effective concurrently with the consummation of the DNE Sale (see note 1) on July 29, 2004, the lenders released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications agreed to by the parties as a result of the DNE Sale and to establish revised financial and other covenant provisions.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies, was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at March 31, 2005 and December 31, 2004 was 6.11% and 6.05%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Alpine Holdco was in compliance with all applicable covenants at March 31, 2005. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cable Ltd.. The obligations under the Revolving Credit Facility are without recourse to Alpine.

Unless previously accelerated as a result of default, the Revolving Credit Facility matures in December 2007. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability.

The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount. The Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At March 31, 2005 and December 31, 2004, outstanding borrowings under the Revolving Credit Facility were $42.8 million and $40.3 million, respectively. At March 31, 2005 the Companies had $17.2 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders.

11

6. Long-term debt

At March 31, 2005 and December 31, 2004, long-term debt consists of the following:

	March 31, 2005	December 31, 2004
	(in thousands)

6% Junior Subordinated Notes, net of $1.0 and $1.1 million discount, respectively	$3,171	$3,122
Other	—	386
	3,171	3,508
Less current portion of long-term debt	—	386
	$3,171	$3,122

On August 4, 2003, the Company completed an exchange offer whereby holders of its common stock exchanged 3,479,656 shares for $4.3 million principal amount of 6% Junior Subordinated Notes (the “Subordinated Notes”) issued by the Company plus a nominal amount of cash in lieu of fractional notes. The Subordinated Notes were initially recorded at an amount equal to the fair value of the common stock exchanged resulting in an initial discount of $1.4 million. The discount is being accreted over the term of the Subordinated Notes using the effective interest rate method. The Subordinated Notes accrue interest at 6% per annum payable in cash semiannually each December 31 and June 30. The Subordinated Notes are the Company’s general unsecured obligations subordinated and subject in right of payment to all of the Company’s existing and future senior indebtedness, which excludes trade payables incurred in the ordinary course of business. The Company will be required to repay one-eighth of the outstanding principal amount of the Subordinated Notes commencing on June 30, 2007 and semiannually thereafter, so that all of the Subordinated Notes will be repaid by December 31, 2010. The Subordinated Notes are redeemable, at the Company’s option, in whole at any time or in part from time to time, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date, together with a premium if the Subordinated Notes are redeemed prior to 2007. In addition, the Company must offer to redeem all of the Subordinated Notes at the redemption price then in effect in the event of a change of control. The Subordinated Notes were issued under an indenture which does not subject the Company to any financial covenants.

The “Other” debt caption represents a loan established in 1999 with Raytheon Aircraft Credit Corporation to finance the purchase of a 12.5% interest in an aircraft. The interest in this aircraft was sold during March 2005 and the associated loan was repaid.

7. Series A Cumulative Convertible Preferred Stock

On June 23, 2003, Alpine completed a private placement of 8,287 shares of a new issue of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the board of directors out of funds legally available for payment, cash dividends at an annual rate of $30.40 per share. The Series A Preferred Stock originally was convertible into shares of Alpine common stock (par value $0.10 per share (the “Common Stock”)), at the option of the holder, at the rate of 691 shares of Common Stock per share of Series A Preferred. As a result of a special dividend declared by the Company on August 24, 2004, the conversion rate increased to 743.01. Since the market price of the Common Stock on the subscription date (June 23, 2003) was $0.76 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $1.2 million was recorded as a reduction to the mandatorily redeemable series A cumulative preferred stock line of the balance sheet with the offset to capital in excess of par. The beneficial conversion feature was recorded as a dividend as of December 29, 2004 when the privately placed Series A Preferred Stock became convertible following the increase in authorized but unissued shares of Common Stock from 25 million to 50 million shares.

On November 10, 2003, the Company completed the sale of 9,977 shares of Series A Preferred Stock pursuant to a rights offering to holders of the Common Stock. Common stockholders were offered a right to purchase one share of Series A Preferred Stock at a price of $380 per share for each 500 shares of common stock held on September 29, 2003. The terms of the Series A Preferred Stock are the same as that purchased by the officers and directors in the private placement discussed above. Total proceeds received from the sale were $3.8 million. The recording of dividends, if any, on the Series A Preferred Stock will reduce the Company’s earnings per share in the

12

period recorded. Since the market price of the Common Stock on the date of issuance (November 10, 2003) was $0.92 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $2.6 million was recorded. This was recorded as a dividend since the shares were immediately convertible, offset with a credit to capital in excess of par. The Company may cause conversion of the Series A Preferred Stock into Common Stock if the Common Stock is then listed on the New York Stock Exchange or the American Stock Exchange or is traded on the Nasdaq National Market System and the average closing price of a share of the Common Stock for any 20 consecutive trading days equals or exceeds 300% of the conversion price then in effect. The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three year period commencing on December 31, 2009 at the liquidation value of $380 per share, plus accrued and unpaid dividends. Additionally, if the Company experiences a change in control it will, subject to certain limitations, offer to redeem the Series A Preferred Stock at a cash price of $380 per share plus (i) accrued and unpaid dividends and (ii) if the change of control occurs prior to December 31, 2007, all dividends that would be payable from the redemption date through December 31, 2007.

8. Income (loss) per share

The computation of basic and diluted income (loss) per share for the three months ended March 31, 2005 and 2004 is as follows:

	Three Months Ended March 31,
	2005			2004
	Net Loss	Shares	Weighted Average Amount	Per Share Net Loss	Weighted Average Shares	Per Share Amount

Basic earnings (loss) per share
Income (loss) from continuing operations	$(3,260)	15,589	$(0.21)	$772	12,119	$0.06
Adjustments:
Preferred stock dividends	(112)	15,589	(0.01)	(147)	12,119	(0.01)
Income (loss) attributable to common stock from continuing operations	$(3,372)	15,589	$(0.22)	$625	12,119	$0.05
Income (loss) from discontinued operations				703	12,119	0.06
Net income (loss) applicable to common tock per basic common share	$(3,372)	15,589	$(0.22)	$1,328	12,119	$0.11
Diluted earnings (loss) per share
Income (loss) from continuing operations – Basic	$(3,260)	15,589	$(0.21)	$772	12,119	$0.06
Effect of dilutive securities:
Restricted stock plans					351
Stock option plans					486
Convertible preferred stock				—	12,616
Adjustments:
Preferred stock dividends	(112)		(0.01)
Income (loss) attributable to common stock from continuing operations	$(3,372)	15,589	$(0.22)	$772	25,572	$0.03
Income (loss) from discontinued operations	—	15,589	—	703	25,572	0.03
Net income (loss) applicable to common stock per basic common share	$(3,372)	15,589	$(0.22)	$1,475	25,572	$0.06

The Company has excluded the assumed conversion of all stock options (1.5 million) and restricted stock grants (0.9 million) from the Company’s earnings per share calculation for the three month period ended March 31, 2005, as the impact would be anti-dilutive due to the loss from continuing operations for that period. Diluted earnings per share for the three month period ended March 31, 2004 excludes the effect of 0.2 million stock options and 0.3 million restricted stock grants that may be exercised in the future, because such effect would be anti-dilutive. The

13

warrant issued in connection with the Electrical Acquisition has not been included in the computation of diluted income (loss) per share for the three month periods ended March 31, 2005 and 2004, as the impact would be anti-dilutive.

9. Business segments

The Company’s reportable segments prior to second quarter 2004 consisted of electrical wire (Alpine’s 84% owned subsidiary, Essex Electric) and communications and electronic products (DNE). During the second quarter 2004, we classified the communications and electronic products segment as discontinued operations and the business was sold during the third quarter of 2004. See Note 1 for additional information about the Company’s discontinued operations. Subsequent to the DNE Sale the Company has only one business segment.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

The Alpine Group, Inc. (together with its majority owned subsidiaries “Alpine” or the “Company” unless the context otherwise requires) is a holding company which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine’s principal operations consist of Essex Electric Inc. (“Essex Electric”), its 84% owned subsidiary engaged in the manufacture and sale of electrical wire and cable, and a 46% equity interest in Superior Cables Ltd., the largest Israeli based producer of wire and cable products.

On December 11, 2002, Alpine’s wholly-owned subsidiary, Alpine Holdco Inc. (“Alpine Holdco”) acquired the electrical wire business assets now operated as Essex Electric, and DNE Systems, Inc. (“DNE Systems”) from Superior TeleCom Inc. (“Superior”) as well as all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together own approximately 47% of Superior Cables Ltd., the largest Israeli-based producer of wire and cable products, which we sometimes refer to as “Superior Israel”. The purchase included the issuance of a warrant (the “Warrant”) to Superior to purchase 199 shares of the common stock of Essex Electric. We sometimes refer to this acquisition as the “Electrical Acquisition”. In September 2003, Alpine Holdco subscribed for and purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior exercised its rights under a securityholders agreement to subscribe for and purchase 169 shares of newly issued common stock of Essex Electric. In January 2005, Alpine Holdco purchased an additional 1,792 newly issued shares of Essex Electric common stock for $5.0 million and Superior purchased 445 newly issued shares of Essex Electric common stock for an aggregate purchase price of $1.2 million. Following the aforementioned investments, Alpine Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively. The Company recorded a loss on sale of subsidiary stock of approximately $0.9 million in January 2005 related to the investment by Superior. In addition, the Company decreased the value of the Warrant by $0.4 million due to the dilution of the additional 2,237 shares issued during January 2005. Superior’s Warrant to purchase 199 shares of the capital stock of Essex Electric together with Superior’s current ownership of 614 shares of common stock of Essex Electric represent 19.9% of fully diluted capital stock of Essex Electric. On June 18, 2004, Alpine entered into an agreement to sell DNE Systems. The transaction closed on July 29, 2004. Accordingly, DNE Systems has been accounted for and classified as a discontinued operation in the financial statements filed herein. See Note 1 for a description of this transaction.

Impact of Copper Price Fluctuations on Operating Results

Copper is one of the principal raw materials used by the Company. Fluctuations in the price of copper affect per unit product pricing and related revenues. Historically, the cost of copper has not had a material impact on profitability as the Company, in most cases, has the ability to adjust prices billed for its products to properly match the copper cost component of its inventory shipped. However, in the first quarter of 2005 because of a more competitive pricing environment in the building wire market, reduced demand, uncertainty accompanying the volatility of market copper prices and increased raw material costs for non-copper products, average unit selling prices did not increase as much as needed to offset the higher copper prices and non-copper raw material costs. Since the selling price to the customer is one all-inclusive price and copper is not priced separately, it is not possible to quantify the impact of copper and other non-copper raw material price fluctuations on selling prices relative to the overall selling price of the product.

14

Results of Operations–Three Month Period Ended March 31, 2005 as Compared to the Three Month Period Ended March 31, 2004

Consolidated sales for the three month period ended March 31, 2005 were $89.8 million, an increase of 9.6% compared to sales of $81.9 million for the three month period ended March 31, 2004. The comparative sales increase was due to increased shipments of electrical wire by Essex Electric at moderately higher average selling prices. Although average selling prices increased moderately in the first quarter of 2005 compared to the first quarter of 2004, average copper prices increased 19% for the comparable time periods. The higher copper prices were not fully recoverable because of increased competitive pressures in the building wire markets.

Gross profit for the three month period ended March 31, 2005 was $1.9 million (a gross margin of 2.1% of sales), a decrease of $8.3 million as compared to gross profit of $10.2 million (a gross margin of 12.4% of sales) for the three month period ended March 31, 2004. The decreased margin is due primarily to a more competitive pricing environment, reduced demand and uncertainty accompanying the volatility of market copper prices. In addition, polyvinyl chloride (PVC) resin and nylon costs increased approximately 30% and 50%, respectively, in the first quarter of 2005 compared with the first quarter of 2004 due primarily to higher oil prices. These increased costs were not passed on in higher selling prices, due to the aforementioned competitive pricing pressures and were only partially offset by cost, productivity and efficiency improvements.

Selling, general and administrative expense for the three month period ended March 31, 2005 was $5.5 million, (a decrease of 9.3%), as compared to $6.1 million for the three months ended March 31, 2004. The decrease is due primarily to reduced amortization of deferred stock compensation and variable stock option expense, reduced operating costs and commission expense.

Restructuring and other charges at Essex Electric of $1.1 million for the three month period ended March 31, 2005 consisted primarily of severance and other employee related costs associated with the announced closure of Essex Electric’s Anaheim, California operation ($0.8 million) and other restructuring related costs.

The Company’s operating loss for the three month period ended March 31, 2005 was $4.7 compared to operating income of $2.4 million for the comparable 2004 period, due primarily to the comparative decline in prices and increased non-copper raw material costs.

Interest expense for the three month period ended March 31, 2005 was $0.9 million, an increase of $0.3 million from the same prior year period. Average borrowings increased $17.5 million in the first quarter of 2005 compared to the first quarter of 2004, due primarily to the impact of higher copper prices on working capital.

The effective tax rate for the first quarter of 2005 was 36.4% compared to 44.8% for the first quarter of 2004. The decrease in the effective rate was due primarily to the impact of certain permanent tax expense items on the pre-tax loss position for the first quarter of 2005 versus the pre-tax income position for the first quarter of 2004.

Liquidity and Capital Resources

Alpine Holdco

As previously discussed, in December 2002, Alpine, through its newly formed, wholly-owned subsidiary, Alpine Holdco, acquired the following assets and securities from Superior: (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric, a newly formed, then wholly-owned subsidiary of Alpine Holdco; (2) all of the outstanding shares of capital stock of DNE Systems, and (3) and approximately 47% of Superior Cables Ltd. for a total purchase price of approximately $85 million in cash and the issuance of a warrant to Superior to purchase 199 shares of common stock of Essex Electric.

The acquisition was financed by approximately $10 million of Alpine’s cash and cash equivalents and borrowings by Alpine Holdco under a Loan and Security Agreement (the “Revolving Credit Facility”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and DNE Technologies as borrowers and DNE Systems as credit party (such parties sometimes collectively are called the “Companies”), certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. Upon consummation of the acquisition,

15

approximately $78 million was outstanding under the Revolving Credit Facility. The Revolving Credit Facility was amended on November 10, 2004 and was last amended on February 28, 2005 to revise certain covenants for 2005.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies, was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at March 31, 2005 and December 31, 2004 was 6.11% and 6.05%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cables Ltd. The obligations under the Revolving Credit Facility are without recourse to Alpine. Unless previously accelerated as a result of default, the Revolving Credit Facility matures in five years. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability. The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount. The Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At March 31, 2005 and December 31, 2004, outstanding borrowings under the Revolving Credit Facility were $42.8 million and $40.2 million, respectively. At March 31, 2005 the Companies had $17.2 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders.

Effective concurrently with the consummation of the DNE Sale (see Note 1) on July 29, 2004, the lenders, released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications approved by the parties as a result of the DNE Sale and to establish revised financial and other covenant levels.

Alpine believes that existing cash and cash equivalents, cash provided by operations and working capital management of its Essex Electric subsidiary together with borrowings available under the Revolving Credit Facility will be sufficient to meet the capital needs of the Companies through 2005. Alpine estimates that Alpine Holdco capital expenditures for 2005 will be approximately $5 million. Alpine Holdco has implemented restructuring initiatives at its Essex Electric subsidiary to rationalize manufacturing capacity, lower expenditures and reduce working capital, which are expected to result in nonrecurring cash expenses of approximately $2.5 to $3.0 million during 2005. Alpine believes that Alpine Holdco will be in compliance with the financial covenants provided in the  Revolving Credit Facility. However, the persistence of negative market pricing conditions experienced during the first quarter of 2005 may require Alpine Holdco to seek additional amendments in or waivers of certain financial covenants to remain in compliance under the Revolving Credit Facility.

Alpine Corporate

On August 4, 2003, the Company completed an exchange offer whereby holders of its common stock, $0.10 par value per share (the “Common Stock”) exchanged 3,479,656 shares for $4.3 million principal amount of 6% Junior Subordinated Notes (the “Subordinated Notes”) issued by the Company plus a nominal amount of cash in lieu of fractional notes. The Subordinated Notes were initially recorded at an amount equal to the fair market value of the Common Stock exchanged resulting in an initial discount of $1.4 million. The discount is being accreted over the term of the Subordinated Notes using a level interest method. The Subordinated Notes accrue interest at 6% per annum payable in cash semiannually each December 31 and June 30. The Subordinated Notes are the Company’s general unsecured obligations, subordinated and subject in right of payment to all of the Company’s existing and future senior indebtedness, which excludes trade payables incurred in the ordinary course of business. The Company will be required to repay one-eighth of the outstanding principal amount of the Subordinated Notes commencing on

16

June 30, 2007 and semiannually thereafter, so that all of the Subordinated Notes will be repaid by December 31, 2010. Accordingly, there are no principal payments due in 2005. The Company must offer to redeem all of the Subordinated Notes at the redemption price then in effect in the event of a change of control. The Subordinated Notes were issued under an indenture that does not subject the Company to any financial covenants. During the three month periods ended March 31, 2005 and 2004, there were no note redemptions.

On June 23, 2003, Alpine completed a private placement of 8,287 shares of a new issue of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the board of directors out of funds legally available for payment, cash dividends at an annual rate of $30.40 per share. The Series A Preferred Stock, originally was convertible into Common Stock, at the option of the holder, at the rate of 691 shares of Common Stock per share of Series A Preferred. As a result of a special dividend declared by the Company discussed below, the conversion rate increased to 743.01 shares of Common Stock per share of Series A Preferred. Since the market price of the Common Stock on the subscription date (June 23, 2003) was $0.76 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $1.2 million was recorded as a reduction to the mandatorily redeemable series A cumulative preferred stock line of the balance sheet with the offset to capital in excess of par. The beneficial conversion feature was recorded as a dividend as of December 29, 2004 when the privately placed Series A Preferred Stock became convertible following the increase in authorized but unissued shares of Common Stock from 25 million to 50 million shares.

The Company may cause conversion of the Series A Preferred Stock into Common Stock if the Common Stock is then listed on the New York Stock Exchange (NYSE) or the American Stock Exchange or is traded on the Nasdaq National Market System and the average closing price per share of the Common Stock for any 20 consecutive trading days equals or exceeds 300% of the conversion price then in effect. The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three-year period commencing on December 31, 2009 at the liquidation value of $380 per share, plus accrued and unpaid dividends. Additionally, if the Company experiences a change in control it will, subject to certain limitations, offer to redeem the Series A Preferred Stock at a cash price of $380 per share plus (i) accrued and unpaid dividends and (ii) if the change of control occurs prior to December 31, 2007, all dividends that would be payable from the redemption date through December 31, 2007.

On November 10, 2003, the Company completed the sale of 9,977 shares of Series A Preferred Stock pursuant to a rights offering to holders of the Common Stock. Common Stock holders were offered a right to purchase one share of Series A Preferred Stock at a price of $380 per share for each 500 shares of Common Stock held on September 29, 2003. The terms of the Series A Preferred Stock are the same as that purchased by the officers and directors in the private placement discussed above. Total proceeds received from the sale were $3.8 million. The recording of dividends, if any, on the Series A Preferred Stock will reduce the Company’s earnings per share in the period recorded. Since the market price of the Common Stock on the date of issuance (November 10, 2003) was

$0.92 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $2.6 million was recorded. This was recorded as a dividend during 2003 since the shares were immediately convertible, offset with a credit to capital in excess of par.

Holders of the Series A Preferred Stock are entitled to vote their shares on an as-converted basis together with the Company’s common stockholders. In addition, the Company may not (a) enter into a merger, sale of all or substantially all of its assets or similar transaction without the approval of holders of at least a majority of the shares of Series A Preferred Stock, or (b) alter or change the powers, preferences or special rights (including, without limitation, those relating to dividends, redemption, conversion, liquidation preference or voting) of the shares of Series A Preferred Stock so as to affect them materially and adversely, or issue any senior stock, without the approval of holders of at least a majority of the shares of Series A Preferred Stock. In the event of any liquidation, dissolution or winding up of Alpine, after the payment of the liquidation preference in respect of any senior stock, holders of the Series A Preferred Stock will be entitled to receive the liquidation price of $380 per share plus an amount equal to (a) if the liquidation, dissolution or winding up occurs prior to December 31, 2007, all dividends that would be payable on a share of Series A Preferred Stock from the date of liquidation, dissolution or winding up through December 31, 2007 and (b) any accrued and unpaid dividends to the payment date, before any payment is made to the holders of Common Stock or any other junior securities, subject to certain exceptions. Proceeds from the sale of the Series A Preferred Stock were used to reduce existing indebtedness and for general corporate purposes.

17

On August 24, 2004, Alpine declared a special dividend of up to $0.40 per share of Common Stock and a special dividend of $103.65 per share on its Series A Preferred Stock to shareholders of record on September 14, 2004 (the “Record Date”). The amount of the special dividend in respect of the Common Stock was reduced to $0.36 per share, to adjust for additional shares of Common Stock issued by the Company between August 24, 2004 and the Record Date. This resulted in special dividend payments of $4.9 million in respect of the Common Stock and $1.5 million in respect of the Series A Preferred Stock. Under the respective terms of the stock based compensation plans of the Company, the Company is required to allocate a deemed dividend in respect of shares of restricted Common Stock granted and unvested and/or deposited and credited to participant accounts under the Alpine Deferred Stock Account Plan in an amount equal to any cash dividend paid in respect of the Common Stock. Accordingly, on September 30, 2004, the Company established, but did not yet pay, a total deemed dividend of $0.9 million, $0.6 million of which was recorded to compensation expense during 2004. The remainder will be amortized over the vesting period of such unvested or deferred shares of Common Stock. Any payment of future cash dividends and the amounts thereof will be dependent upon the Company’s earnings, financial requirements and other factors, including contractual obligations.

During the three month period ended March 31, 2005, 545 shares of Series A Preferred Stock were converted into approximately 0.4 million shares of Common Stock.

As of March 31, 2005, Alpine had unrestricted cash, cash equivalents and marketable securities of approximately $26.4 million. Alpine’s current and anticipated sources of liquidity include existing cash and cash equivalents, and management fees from Alpine Holdco. Pursuant to a management agreement with Alpine Holdco dated December 11, 2002, so long as no event of default exists or is created by such payment under the Revolving Credit Facility, Alpine is entitled to receive from Alpine Holdco an annual management fee (together with any unpaid management fees from prior years), which (effective January 1, 2004) was increased from $1.0 million to $1.8 million, and is reimbursed for all direct costs incurred by it related to the business of Alpine Holdco. Alpine’s ability to receive distributions from Alpine Holdco is restricted under the terms of the Revolving Credit Facility to a maximum of $1.8 million of the aforementioned management fee, amounts representing Alpine’s tax liability in respect of the operations of Alpine Holdco plus $250,000 per year. Alpine is also entitled to be reimbursed for all direct costs incurred by it related to the business of Holdco.

During 2001 and 2002, the Company entered into commercial transactions intended to offset the potential impact of interest rate changes on the Company’s investments, including the investment of the net cash proceeds from the sale of an equity investment and established a tax contingency reserve on its balance sheet corresponding to the realized benefits. At March 31, 2005, the Company has reserved $16.7 of the related benefit and interest and the amount has been recorded under other long-term liabilities. The Company does not anticipate that any portion of the tax contingency reserve will become payable in the next twelve months.

Since 1993, Alpine has been a party to a guaranty of Superior’s lease obligations relating to Superior’s manufacturing facility in Brownwood, Texas. The lease currently provides for monthly payments of $56,000 subject to adjustments for changes in the consumer price index. The lease term expires in 2018 but may be extended through 2033. As such, the maximum potential amount of future payments under the guaranty through 2018 would be approximately $9 million. Any further extensions would amount to a guarantee of approximately $0.7 million per year. While Alpine’s continuing obligations, if any, under the guaranty are not free from doubt, the Company believes the facility and underlying lease are valuable assets of Superior and expects that Superior will perform as tenant thereunder and continue to pay its obligations. In addition, Alpine would have a claim for indemnification and reimbursement from Superior in respect of any amounts paid by Alpine as guarantor.

The operations of Superior Cables Ltd. are funded and financed separately, with recourse to Superior Cables Ltd. but otherwise on a non-recourse basis to Alpine.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company’s exposure to market risk primarily relates to interest rates and copper futures used to minimize the price risk associated with copper prices. The cost of copper, the Company’s most significant raw material has been subject to significant volatility over the past several years.

At March 31, 2005 the Company had approximately $7 million of copper futures contracts representing 5 million pounds, outstanding as non-designated derivative investments. These contracts were entered into to hedge 5 million copper pounds of future finished goods inventory purchases, totaling approximately $12.5 million,

18

scheduled for delivery during the last three quarters of 2005 at a pre-established price. These contracts were recorded at fair value at March 31, 2005 with any price fluctuations reflected in current earnings in the period ended March 31, 2005, which fluctuations were insignificant.

At December 31, 2004, the Company had approximately $9 million of copper futures contracts, representing 6 million copper pounds, outstanding as non-designated derivative instruments. These contracts were entered into to hedge 6 million pounds of copper rod inventory purchased in December 2004, for fabrication and sale in the first quarter of 2005. These contracts were recorded at fair value at December 31, 2004 with any price fluctuations reflected in current earnings in 2004, and were liquidated in the first quarter of 2005, when the underlying asset (i.e. inventory) was sold.

Besides copper, other major raw materials used in Essex Electric’s manufacture of electrical wire include plastics such as polyethylene and polyvinyl chloride (PVC), as well as nylon. These products, while not traded as commodities themselves, are often times influenced by fluctuations in oil prices, as they are oil-based. Historically, these costs have been largely recovered in pricing to customers, since others in the industry are subject to similar price fluctuations. However, since these costs are not priced separately to the customer there can be no assurance that increases in such costs can be fully recovered in pricing to the customer. The Company does not enter into any futures trading or other hedge activities in an attempt to hedge such cost fluctuations.

ITEM 4. CONTROLS AND PROCEDURES

Evaluation of Controls and Procedures

As of the end of the period covered by this Quarterly Report on Form 10-Q, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures was carried out by the Company under the supervision and with the participation of the Company’s management, including the Chief Executive Officer and Chief Financial Officer. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were effective at a reasonable assurance level as of the end of the period covered by this Quarterly Report on form 10-Q. A system of controls, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the system of controls are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. There have been no changes in the Company’s internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

Except for the historical information herein, the matters discussed in this annual report on form 10-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, prediction and timing of customer orders, the impact of competitive products and pricing, changing economic conditions, including changes in short term interest rates and other risk factors detailed in the Company’s most recent filings with the Securities and Exchange Commission.

19

PART II. OTHER INFORMATION

ITEM 6. EXHIBITS

(a)

Exhibits

31.1*

Certification of the Company’s Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*

Certification of the Company’s Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32*

Certification of the Company’s Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

——————

*

Filed herewith

20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2005
THE ALPINE GROUP, INC.

	By:	/s/ David A. Owen
David A. Owen
Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

21

ANNEX VIII

The Alpine Group, Inc.’s Quarterly Report on Form 10-Q for the
Quarter Ended June 30, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 10-Q

______________

(Mark One)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended June 30, 2005

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                to

Commission File Number 1-9078

______________

THE ALPINE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	22-1620387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code 201-549-4400

______________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the Registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date.

Class	Outstanding at July 29, 2005

Common Stock, $.10 Par Value	15,959,981

1

PART I. FINANCIAL INFORMATION

Item 1. Financial Statements

The accompanying unaudited consolidated financial statements have been prepared in accordance with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and, therefore, do not include all information and footnotes required by accounting principles generally accepted in the United States of America. However, in the opinion of management, all adjustments (which, except as disclosed elsewhere herein, consist only of normal recurring accruals) necessary for a fair presentation of the results of operations for the relevant periods have been made. Results for the interim periods are not necessarily indicative of the results to be expected for the year. These financial statements should be read in conjunction with the summary of significant accounting policies and the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

2

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	June 30,	December 31,
	2005	2004

ASSETS
Current assets:
Cash and cash equivalents	$1,756	$611
Marketable securities, at fair value	23,136	35,827
Accounts receivable (less allowance for doubtful accounts of $126 and $387 at June 30, 2005 and December 31, 2004, respectively)	50,979	41,091
Inventories, net (Note 2)	22,057	30,417
Other current assets (Note 1)	5,824	4,992

Total current assets	103,752	112,938
Property, plant and equipment, net	17,747	16,927
Deferred income taxes	557	264
Other long-term assets	2,849	2,658

Total assets	$124,905	$132,787

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility (Note 5)	$38,749	$40,250
Current portion of long-term debt (Note 6)	—	386
Accounts payable	19,403	14,010
Accrued expenses	9,758	11,054
Deferred income taxes and income taxes payable	6,012	13,429

Total current liabilities	73,922	79,129

Long-term debt, less current portion (Note 6)	3,219	3,122
Other long-term liabilities	18,361	17,842
Warrant	561	936
Minority interest in subsidiary	3,804	2,218
Mandatorily redeemable series A cumulative preferred stock (18,264 shares issued; 14,107 and 14,697 outstanding at June 30, 2005 and December 31, 2004, respectively) (Note 7)	5,321	5,545

Stockholders’ equity:
9% cumulative convertible preferred stock at liquidation value	177	177
Common stock, $.10 par value; (50,000,000 authorized; and 25,108,427 and 24,670,054 shares issued at June 30, 2005 and December 31, 2004, respectively)	2,511	2,467
Capital in excess of par value	168,721	168,446
Accumulated other comprehensive income (loss)	164	(20)
Accumulated deficit	(57,802)	(52,955)
Treasury stock, at cost (10,911,711 and 10,929,985 shares at June 30,
2005 and December 31, 2004, respectively)	(93,674)	(93,705)
Receivable from stockholders	(380)	(415)

Total stockholders’ equity	19,717	23,995

Total liabilities and stockholders’ equity	$124,905	$132,787

The accompanying notes are an integral part of these consolidated financial statements.

3

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,
	2005	2004

Net sales	$97,811	$76,678
Cost of goods sold	92,421	70,100

Gross profit	5,390	6,578
Selling, general and administrative expenses	5,594	6,042
Restructuring and other charges	819	1,158

Operating loss	(1,023)	(622)
Interest expense	(978)	(673)
Other income net	166	228

Loss before income taxes, minority interest and discontinued operations	(1,835)	(1,067)
Income tax benefit	329	327

Loss before minority interest and discontinued operations	(1,506)	(740)
Minority interest in (income) loss of subsidiary	142	(6)

Loss from continuing operations	(1,364)	(746)
Income from discontinued operations, net of taxes	—	892

Net income (loss)	(1,364)	146
Preferred stock dividends	(111)	(139)

Net income (loss) applicable to common stock	$(1,475)	$7

Net income (loss) per share of common stock:
Basic and diluted:
Loss from continuing operations applicable to common stock	$(0.09)	$0.07
Income from discontinued operations	—	0.07

Net income (loss) per basic and diluted share of common stock	$(0.09)	$0.00

Weighted average shares outstanding (basic and diluted)	15,821	12,815

The accompanying notes are an integral part of these consolidated financial statements.

4

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30,
	2005	2004

Net sales	$187,644	$158,019
Cost of goods sold	180,337	141,253

Gross profit	7,307	16,766
Selling, general and administrative expenses	11,091	12,105
Restructuring and other charges	1,888	2,906

Operating income (loss)	(5,672)	1,755
Interest expense	(1,920)	(1,285)
Other income (expense), net	(89)	145

Income (loss) before income taxes, minority interest and discontinued operations	(7,681)	615
Income tax (provision) benefit	2,456	(425)

Income (loss) before minority interest and discontinued operations	(5,225)	190
Minority interest in (income) loss of subsidiary	601	(163)

Income (loss) from continuing operations	(4,624)	27
Income from discontinued operations, net of taxes	—	1,595

Net income (loss)	(4,624)	1,622
Preferred stock dividends	(223)	(287)

Net income (loss) applicable to common stock	$(4,847)	$1,335

Net income (loss) per share of common stock:
Basic and diluted:
Income (loss) from continuing operations applicable to common stock	$(0.31)	$(0.02)
Income from discontinued operations	—	0.13

Net income (loss) per basic and diluted share of common stock	$(0.31)	$0.11

Weighted average shares outstanding (basic and diluted)	15,705	12,467

The accompanying notes are an integral part of these consolidated financial statements.

5

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
(in thousands, except share data)
(unaudited)

	Six Months Ended June 30, 2005
	Shares	Amount

9% cumulative convertible preferred stock:
Balance at beginning of period	177	$177

Balance at end of period	177	177

Common stock:
Balance at beginning of period	24,670,054	2,467
Shares issued pursuant to Series A Preferred Stock conversion	438,373	44

Balance at end of period	25,108,427	2,511

Capital in excess of par value:
Balance at beginning of period		168,446
Compensation expense related to restricted stock and certain stock options, less vested shares released from Treasury		95
Shares issued pursuant to Series A Preferred Stock conversion		180

Balance at end of period		168,721

Accumulated other comprehensive loss:
Balance at beginning of period		(20)
Change in unrealized gains (losses) on securities, net of tax		184

Balance at end of period		164

Accumulated deficit:
Balance at beginning of period		(52,955)
Net loss		(4,624)
Dividends on preferred stock		(223)

Balance at end of period		(57,802)

Treasury stock:
Balance at beginning of period	(10,929,985)	(93,705)
Stock options and grants	26,243	47
Reverse forward stock split	(7,969)	(16)

Balance at end of period	(10,911,711)	(93,674)

Receivable from stockholders:
Balance at beginning of period		(415)
Forgiveness of officer loans		35

Balance at end of period		(380)

Total stockholders’ equity		$19,717

The accompanying notes are an integral part of these consolidated financial statements.

6

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30, 2005
	2005	2004

Cash flows from operating activities:
Net income (loss)	$(4,624)	$1,622
Adjustments to reconcile net income (loss) to cash used for operating activities:
Depreciation	662	580
Amortization of deferred debt issuance costs and accretion of debt discount	291	296
Compensation expense related to stock options and grants	178	1,278
(Gain) loss on sale of fixed assets and subsidiary stock	680	(274)
Minority interest in income (loss) of subsidiary	(601)	163
Increase (decrease) in fair value of warrant	(375)	250
Change in certain assets and liabilities:
Accounts receivable, net	(9,888)	(11,268)
Inventories, net	8,360	2,721
Other current and non-current assets	497	(363)
Accounts payable and accrued expenses	4,101	(7,226)
Current and deferred taxes	(7,834)	162
Other, net	544	(337)

Cash flows used for operating activities	(8,009)	(12,396)

Cash flows from investing activities:
Capital expenditures	(1,975)	(2,905)
Proceeds from sale of assets	1,028	681
Proceeds from sale of investments	14,102	1,349
Purchase of marketable securities	(2,362)	—
Loan to affiliate (Note 1)	(753)	—

Cash flows provided by (used for) investing activities	10,040	(875)

Cash flows from financing activities:
Borrowings under revolving credit facilities, net	(1,501)	14,491
Repayments of long-term borrowings	(386)	(440)
Proceeds from sale of minority interest investment in subsidiary	1,241	—
Other, net	(240)	(341)

Cash flows provided by (used for) financing activities	(886)	13,710

Net increase in cash and cash equivalents	1,145	439
Cash and cash equivalents at beginning of period	611	465

Cash and cash equivalents at end of period	$1,756	$904

Supplemental disclosures:
Cash paid for interest	$1,523	920
Cash paid for income taxes, net	$5,008	1,379

The accompanying notes are an integral part of these consolidated financial statements.

7

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005
(unaudited)

1. General

Basis of presentation and description of business

The accompanying consolidated financial statements represent the accounts of The Alpine Group, Inc. and the consolidation of all of its majority-controlled subsidiaries (collectively “Alpine” or the “Company”, unless the context otherwise requires). The Company accounts for all affiliate companies with ownership greater than 20%, but not majority-controlled, using the equity method of accounting.

Alpine was incorporated in New Jersey in 1957 and reincorporated in Delaware in 1987. Alpine is a holding company which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine’s principal operations consist of Essex Electric Inc. (“Essex Electric”), its 84% owned subsidiary engaged in the manufacture and sale of electrical wire and cable, and a 46% equity interest in Superior Cables Ltd. (“Superior Israel”), the largest Israeli based producer of wire and cable products.

On December 11, 2002, Alpine, through Alpine Holdco Inc. (“Alpine Holdco”) a newly formed, wholly-owned subsidiary of Alpine, acquired the following assets and securities from Superior TeleCom Inc., now known as Superior Essex Inc. (“Superior”): (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric Inc. (“Essex Electric”), a newly formed, then wholly-owned subsidiary of Alpine Holdco; (2) all of the outstanding shares of capital stock of DNE Systems, Inc. (“DNE Systems”) a manufacturer of multiplexers and other communications and electronic products; and (3) all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together owned approximately 47% (at that time) of Superior Israel, the largest Israeli-based producer of wire and cable products. This acquisition is referred to as the “Electrical Acquisition.” The aggregate purchase price was approximately $87.4 million in cash (including $2.5 million of out-of-pocket costs) plus the issuance of a warrant to Superior to purchase 199 shares of the common stock of Essex Electric. The warrant is recorded as a liability in the consolidated balance sheet and is evaluated and adjusted to fair value on a quarterly basis, with $0.4 million of income and $0.3 million of expense recorded in other income (expense) for the six months ended June 30, 2005 and 2004, respectively. The warrant is only exercisable during the 30 day period prior to its expiration on December 11, 2007 or upon the earlier occurrence of certain specified transactions generally involving a change in control of or a sale of the assets of Alpine Holdco or Essex Electric.

On July 29, 2004 the Company sold DNE Systems, its wholly-owned defense electronics subsidiary, to a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company for a purchase price of $40 million in cash (the “DNE Sale”). As a result of the DNE Sale a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004 and DNE Systems results of operations for the three and six month periods ended June 30, 2004 are presented as discontinued operations.

Alpine has made short-term advances to the United States subsidiary of Superior Cables Ltd., Alpine’s 46% owned affiliate, secured by United States-based inventory and accounts receivable, at an interest rate of LIBOR plus 1.4% per annum, to augment funding of that affiliate’s growth and working capital, particularly in the United States. As of June 30, 2005, $0.8 million was advanced, total advances will not exceed $2 million and all advances must be repaid on or prior to June 30, 2006.

Reclassification

Certain prior period amounts in the Consolidated Statement of Cash Flows have been reclassified to conform to the current period presentation.

8

Marketable securities

Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities, requires securities to be classified as held to maturity, available for sale or trading. Only those securities classified as held to maturity, which the Company intends and has the ability to hold until maturity, are reported at amortized cost. Available for sale and trading securities are reported at fair value with unrealized gains and losses included in shareholders’ equity or income net of related income taxes, respectively. All of the Company’s investment securities were classified as available for sale at December 31, 2004. During the quarter ended June 30, 2005, $0.5 million of securities were classified as held to maturity as the Company intends to hold these investments to maturity. Since such maturity date is beyond one year from the date of the consolidated balance sheet these securities are classified as long-term assets as of June 30, 2005. Since these securities were previously classified as available for sale, the Company had recorded a $60K unrealized loss to other comprehensive income that is being amortized over the life of the securities. All other securities held as of June 30, 2005 have been classified as available for sale.

The following table shows the unrealized gains (losses) and fair value of the Company’s investments, which are classified as available for sale, aggregated by investment category as of June 30, 2005:

Description of Securities	Cost Basis	Unrealized Gains	Unrealized Losses*	Fair Value

Marketable equity securities	$7,762	$302	$(145)	$7,919
Money market funds	2,204			2,204
Municipal bonds and notes	5,350			5,350
Mutual funds	7,194	235	(16)	7,413
Preferred securities	250			250

Total	$22,760	$537	$(161)	$23,136

——————

*

None of the gross unrealized losses have been in that position in excess of 12 months.

The gross unrealized losses related to short-term investments are primarily due to a decrease in the fair value of equity securities due to fluctuations in the stock market. Alpine has reviewed its securities in a loss position and in management’s opinion the recorded gross unrealized losses on its short-term investments at June 30, 2005 are temporary in nature. Alpine reviews its investment portfolio quarterly, to identify and evaluate investments that have indications of possible impairment. Factors considered in determining whether or not a loss is temporary include the length of time and extent to which the fair value has been less than the cost basis, the financial condition, credit quality and near-term prospects of the investee, and Alpine’s ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Subsidiary stock transactions

The Company’s ownership percentage in subsidiary stock is impacted by the Company’s purchase of additional subsidiary stock, as well as subsidiary stock transactions, including the subsidiary’s purchase of its own stock and the subsidiary’s issuance of its own stock. The Company accounts for subsidiary stock transactions in accordance with Staff Accounting Bulletin No. 51, “Accounting for sales of stock by a subsidiary” and records all gains and losses related to subsidiary stock transactions through other income and expense.

In January 2005, Alpine Holdco purchased 1,792 shares of Essex Electric common stock for a cash purchase price of $5.0 million and Superior purchased 445 shares of Essex Electric common stock for a cash purchase price of $1.2 million resulting in Alpine Holdco and Superior owning 84.2% and 15.8% of Essex Electric, respectively. In accordance with accounting principles generally accepted in the United States of America, the Company accounted for the sale of stock of Essex Electric as a loss on sale of subsidiary stock of approximately $0.9 million and decreased the value of the warrant held by Superior to purchase 199 shares of Essex Electric common stock by $0.4 million due to the dilutive impact of the additional 2,237 shares issued.

9

Stock-Based Compensation Plans

The Company applies the intrinsic-value based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including Financial Accounting Standards Board (FASB) Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25, issued in March 2000, to account for its stock-based compensation plans. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As allowed by SFAS No. 123, the Company has elected to continue to apply the intrinsic-value based method of accounting described above, and has adopted only the disclosure requirements of SFAS No. 123. The following table illustrates the effect on net income (loss) if the fair value based method had been applied to all outstanding and unvested awards in each period.

	Three Months Ended June 30,
	2005	2004
	(in thousands, except per share amounts)
Net income (loss), as reported	$(1,364)	$146
Add stock-based employee compensation expense included in reported net income (loss), net of tax	22	541

Deduct total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(70)	(630)

Pro forma net income (loss)	(1,412)	57

Preferred stock dividends	(111)	(139)

Pro forma net loss – applicable to common stock	(1,523)	$(82)

Net income (loss) per share:
Basic and diluted – as reported	$(0.09)	$0.00
Basic and diluted – pro forma	$(0.10)	$(0.01)

	Six Months Ended June 30,
	2005	2004
	(in thousands, except per share amounts)
Net income (loss), as reported	$(4,624)	$1,622
Add stock-based employee compensation expense included in reported net income (loss), net of tax	92	829
Deduct total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(192)	(1,006)

Pro forma net income (loss)	(4,724)	1,445

Preferred stock dividends	(223)	(287)

Pro forma net loss – applicable to common stock	$(4,947)	$1,158

Net income (loss) per share:
Basic and diluted – as reported	$(0.31)	$0.11
Basic and diluted – pro forma	$(0.32)	$0.09

10

The effects of applying SFAS No. 123 in the pro forma disclosure are not necessarily indicative of future amounts, since the estimated fair value of stock options is amortized to expense over the vesting period and additional options may be granted in future years. The fair value for these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the six months ended June 30, 2005 and 2004, respectively: dividend yield of 0% for both periods; expected volatility of 174% and 117%, risk-free interest rate of 4.3% and 3.7%, and expected life of two years for both periods. The weighted average per share fair value of options granted (using the Black-Scholes option-pricing model) for the six months ended June 30, 2005 and 2004 was $1.86 and $1.06, respectively. A total of 51,396 stock options were granted and 36,334 cancelled during the six month period ended June 30, 2005.

The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

The Company amortizes the value of restricted stock grants evenly over the vesting periods, based upon the market value of the stock as of the date of the grant.

Derivatives

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a hedge of a net investment in a foreign operation, or (iv) a non-designated derivative instrument. The Company has in the past engaged in certain derivatives that are classified as fair value hedges, cash flow hedges and non-designated derivative instruments. Changes in the fair value of derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the consolidated statements of operations in the same line item. Changes in the fair value of cash flow hedges are recorded in accumulated other comprehensive income with any ineffective portion immediately recognized in earnings. Changes in the fair value of non-designated derivative contracts are reported in current earnings.

During March 2005, the Company entered into copper future contracts with a market value of approximately $7 million which were entered into to hedge 5 million pounds of futures finished goods inventory purchases scheduled for delivery during the last three quarters of 2005 at a pre-established price. At June 30, 2005, approximately $2.9 million of net copper futures contracts, representing 2.1 million pounds of copper, remained outstanding as non-designated derivative instruments to hedge 2.4 million copper pounds of future finished goods inventory purchases that remained and were scheduled for delivery during the last half of 2005. These contracts were recorded at fair value at June 30, 2005, which resulted in recording a net unrealized loss of $0.2 million.

At December 31, 2004, the Company had approximately $9 million of copper futures contracts, representing 6 million copper pounds, outstanding as non-designated derivative instruments. These contracts were entered into to hedge 6 million copper pounds of copper rod inventory purchased in December 2004, for fabrication and sale in the first quarter of 2005. These contracts were recorded at fair value at December 31, 2004 with any price fluctuations reflected in current earnings in 2004 and were liquidated in the first quarter of 2005, when the underlying asset (i.e. inventory) was sold. The net loss recorded on the futures contracts when liquidated was minimal.

The Company does not currently utilize any hedging instruments that would qualify for hedge accounting treatment. If such transactions were to arise, the Company would formally document all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions.

11

2. Inventories

At June 30, 2005 and December 31, 2004, the components of inventories were as follows:

	June 30,	December 31,
	2005	2004
	(in thousands)
Raw materials	$2,440	$15,169
Work in process	4,724	5,476
Finished goods	36,224	31,981

	43,388	52,626
LIFO reserve	(21,331)	(22,209)

	$22,057	$30,417

The inventories shown above are all valued using the LIFO method. An actual valuation of inventory under the LIFO method can be made only at the end of each year based on the inventory levels and costs as of that time. Accordingly, interim LIFO calculations must be based on management’s estimates of expected year-end inventory levels and costs. Because these are subject to many factors beyond management’s control, interim results are subject to the final year-end LIFO inventory valuation. During the three and six months ended June 30, 2005, the Company recorded an estimated LIFO decrement of $2.2 and $4.4 million, respectively to cost of goods sold.

3. Comprehensive income (loss)

The components of comprehensive income (loss) for the three and six months ended June 30, 2005 and 2004 were as follows:

	Three Months Ended June 30,
	2005	2004
	(in thousands)
Net income (loss)	$(1,364)	$146
Change in unrealized losses on securities, net of tax	188	(34)

Comprehensive income (loss)	$(1,176)	$112

	Six Months Ended June 30,
	2005	2004
	(in thousands)
Net income (loss)	$(4,624)	$1,622
Change in unrealized losses on securities, net of tax	184	(94)

Comprehensive income (loss)	$(4,440)	$1,528

4. Restructuring and other charges

During the six month periods ended June 30, 2005 and 2004, the Company recorded $1.9 and $2.9 million respectively, of restructuring and other charges. The first quarter 2005 charges consisted primarily of $0.8 million of employee related costs in connection with the closing of Essex Electric’s Anaheim, CA manufacturing facility. The second quarter 2005 charges consisted primarily of other costs associated with the Anaheim closure, including facility exit and transition costs, totaling $0.6 million, and costs to relocate inventory and equipment. The remaining restructuring charges incurred during 2005 were $0.4 million, consisting of cost related to the wind down of other Essex Electric facilities previously closed, idled warehouse space within existing distribution warehouses resulting from restructuring the business, and other miscellaneous expense related to the Company’s restructuring.

12

The following table illustrates the restructuring reserve and the 2005 related activities:

	December 31, 2004	Charges	Payments	June 30, 2005
	(in thousands)
Employee related costs	$—	$800	$356	$444
Facility exit costs	—	1,035	1,035	—
Equipment and inventory relocation costs and other costs	—	$53	53	—

	$—	$1,888	$1,444	$444

5. Revolving Credit Facility

In connection with the Electrical Acquisition, Alpine Holdco entered into a Loan and Security Agreement (the “Loan Agreement”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and Service Company (“DNE Manufacturing”) and DNE Technologies, Inc. (“DNE Technologies”) as borrowers and DNE Systems as Credit Party (such parties sometimes collectively are called “Companies”) certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. The Revolving Credit Facility was last amended on February 28, 2005 to revise certain covenants for 2005.

Effective concurrently with the consummation of the DNE Sale (see note 1) on July 29, 2004, the lenders released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies, was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at June 30, 2005 and December 31, 2004 was 6.63% and 6.05%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Alpine Holdco was in compliance with all applicable covenants at June 30, 2005. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cables Ltd.. The obligations under the Revolving Credit Facility are without recourse to Alpine.

Unless previously accelerated as a result of default, the Revolving Credit Facility matures in December 2007. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability.

The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to an annual rate of 0.75% of the original maximum committed amount for the remaining term of the Revolving Credit Facility. The Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At June 30, 2005 and December 31, 2004, outstanding borrowings under the Revolving Credit Facility were $38.7 million and $40.3 million, respectively. At June 30, 2005 the Companies had $23.5 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders.

13

6. Long-term debt

At June 30, 2005 and December 31, 2004, long-term debt consists of the following:

	June 30, 2005	December 31, 2004
	(in thousands)
6% Junior Subordinated Notes, net of $1.0 and $1.1 million discount, respectively	$3,219	$3,122
Other	—	386

	3,219	3,508
Less current portion of long-term debt	—	386

	$3,219	$3,122

On August 4, 2003, the Company completed an exchange offer whereby holders of its common stock (par value $.10 per share, the “Common Stock”) exchanged 3,479,656 shares for $4.3 million principal amount of 6% Junior Subordinated Notes (the “Subordinated Notes”) issued by the Company plus a nominal amount of cash in lieu of fractional notes. The Subordinated Notes were initially recorded at an amount equal to the fair value of the Common Stock exchanged resulting in an initial discount of $1.4 million. The discount is being accreted over the term of the Subordinated Notes using the effective interest rate method. The Subordinated Notes accrue interest at 6% per annum payable in cash semiannually each December 31 and June 30. The Subordinated Notes are the Company’s general unsecured obligations subordinated and subject in right of payment to all of the Company’s existing and future senior indebtedness, which excludes trade payables incurred in the ordinary course of business. The Company will be required to repay one-eighth of the outstanding principal amount of the Subordinated Notes commencing on June 30, 2007 and semiannually thereafter, so that all of the Subordinated Notes will be repaid by December 31, 2010. The Subordinated Notes are redeemable, at the Company’s option, in whole at any time or in part from time to time, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date, together with a premium if the Subordinated Notes are redeemed prior to 2007. In addition, the Company must offer to redeem all of the Subordinated Notes at the redemption price then in effect in the event of a change of control. The Subordinated Notes were issued under an indenture which does not subject the Company to any financial covenants.

The “Other” debt caption represents a loan established in 1999 with Raytheon Aircraft Credit Corporation to finance the purchase of a 12.5% interest in an aircraft. The interest in this aircraft was sold during March 2005 and the associated loan was repaid.

7. Series A Cumulative Convertible Preferred Stock

On June 23, 2003, Alpine completed a private placement of 8,287 shares of a new issue of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the board of directors out of funds legally available for payment, cash dividends at an annual rate of $30.40 per share. The Series A Preferred Stock originally was convertible into shares of Alpine Common Stock, at the option of the holder, at the conversion rate of 691 shares of Common Stock per share of Series A Preferred. As a result of a special dividend declared by the Company on August 24, 2004, the conversion rate increased to 743.01. Since the market price of the Common Stock on the subscription date (June 23, 2003) was $0.76 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $1.2 million was recorded as a reduction to the mandatorily redeemable series A cumulative preferred stock line of the balance sheet with the offset to capital in excess of par. The beneficial conversion feature was recorded as a dividend as of December 29, 2004 when the privately placed Series A Preferred Stock became convertible following the increase in authorized but unissued shares of Common Stock from 25 million to 50 million shares.

On November 10, 2003, the Company completed the sale of 9,977 shares of Series A Preferred Stock pursuant to a rights offering to holders of the Common Stock. Common stockholders were offered a right to purchase one share of Series A Preferred Stock at a price of $380 per share for each 500 shares of Common Stock held on

14

September 29, 2003. The terms of the Series A Preferred Stock are the same as that purchased by the officers and directors in the private placement discussed above. Total proceeds received from the sale were $3.8 million. The recording of dividends, if any, on the Series A Preferred Stock will reduce the Company’s earnings per share in the period recorded. Since the market price of the Common Stock on the date of issuance (November 10, 2003) was $0.92 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $2.6 million was recorded. This was recorded as a dividend, since the shares were immediately convertible, offset with a credit to capital in excess of par. The Company may cause conversion of the Series A Preferred Stock into Common Stock if the Common Stock is then listed on the New York Stock Exchange or the American Stock Exchange or is traded on the Nasdaq National Market System and the average closing price of a share of the Common Stock for any 20 consecutive trading days equals or exceeds 300% of the conversion price then in effect. The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three year period commencing on December 31, 2009 at the liquidation value of $380 per share, plus accrued and unpaid dividends. Additionally, if the Company experiences a change in control it will, subject to certain limitations, offer to redeem the Series A Preferred Stock at a cash price of $380 per share plus (i) accrued and unpaid dividends and (ii) if the change of control occurs prior to December 31, 2007, all dividends that would be payable from the redemption date through December 31, 2007.

There were 45 and 590 Series A Preferred Stock shares converted into 33,435 and 438,373 shares of Common Stock for the three and six month periods ended June 30, 2005, respectively.

8. Income (loss) per share

The computation of basic and diluted income (loss) per share for the three months ended June 30, 2005 and 2004 is as follows:

	Three Months Ended June 30,
	2005				2004
	Net Loss	Weighted Average Shares	Per Share Amount		Net Income (loss)	Weighted Average Shares	Per Share Amount

Basic and diluted earnings (loss) per share
Loss from continuing operations	$(1,364)	15,821		$(0.08)	$(746)	12,815	$(0.06)
Adjustments:
Preferred stock dividends	(111)	15,821		(0.01)	(139)	12,815	(0.01)

Loss attributable to common stock from continuing operations	$(1,475)	15,821		$(0.09)	$(885)	12,815	$(0.07)
Income from discontinued operations			$		892	12,815	0.07

Net income (loss) applicable to common stock per basic common share	$(1,475)	15,821		$(0.09)	$7	12,815	$0.00

15

The computation of basic and diluted income (loss) per share for the six months ended June 30, 2005 and 2004 is as follows:

	Six Months Ended June 30,
	2005			2004
	Net Loss	Weighted Average Shares	Per Share Amount	Net Income (loss)	Weighted Average Shares	Per Share Amount

Basic and diluted earnings (loss) per share
Income (loss) from continuing operations	$(4,624)	15,705	$(0.29)	$27	12,467	$(0.00)
Adjustments:
Preferred stock dividends	(223)	15,705	(0.02)	(287)	12,467	(0.02)

Loss attributable to common stock from continuing operations	$(4,847)	15,705	$(0.31)	$(260)	12,467	$(0.02)
Income from discontinued operations				1,595	12,467	0.13

Net income (loss) applicable to common stock per basic common share	$(4,847)	15,705	$(0.31)	$1,335	12,467	$0.11

The Company has excluded the assumed conversion of all stock options (1.5 million) and restricted stock grants (0.8 million) from the Company’s earnings per share calculation for the three and six month periods ended June 30, 2005 and the assumed conversion of all stock options (2.0 million) and restricted stock grants (0.8 million) from the Company’s earnings per share calculation for the three and six month periods ended June 30, 2004, as the impact would be anti-dilutive due to the loss from continuing operations for those periods. The warrant issued in connection with the Electrical Acquisition has not been included in the computation of diluted income (loss) per share for all periods presented, as the impact would be anti-dilutive.

9. Business segments

The Company’s reportable segments prior to second quarter 2004 consisted of electrical wire (Alpine’s 84% owned subsidiary, Essex Electric) and communications and electronic products (DNE Systems). During the second quarter 2004, we classified the communications and electronic products segment as discontinued operations and the business was sold during the third quarter of 2004. See Note 1 for additional information about the Company’s discontinued operations. Subsequent to the DNE Sale the Company has only one business segment.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

General

The Alpine Group, Inc. (together with its majority owned subsidiaries “Alpine” or the “Company” unless the context otherwise requires) is a holding company which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine’s principal operations consist of Essex Electric Inc. (“Essex Electric”), its 84% owned subsidiary engaged in the manufacture and sale of electrical wire and cable, and a 46% equity interest in Superior Cables Ltd., the largest Israeli-based producer of wire and cable products.

On December 11, 2002, Alpine’s wholly-owned subsidiary, Alpine Holdco Inc. (“Alpine Holdco”) acquired the electrical wire business assets now operated as Essex Electric, and DNE Systems, Inc. (“DNE Systems”) from Superior TeleCom Inc., now known as Superior Essex Inc. (“Superior”) as well as all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together owned approximately 47% (at that time) of Superior Cables Ltd., which we sometimes refer to as “Superior Israel”. The purchase included

16

the issuance of a warrant (the “Warrant”) to Superior to purchase 199 shares of the common stock of Essex Electric. We sometimes refer to this acquisition as the “Electrical Acquisition”. In September 2003, Alpine Holdco subscribed for and purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior exercised its rights under a securityholders agreement to subscribe for and purchase 169 shares of newly issued common stock of Essex Electric. In January 2005, Alpine Holdco purchased an additional 1,792 newly issued shares of Essex Electric common stock for $5.0 million and Superior purchased 445 newly issued shares of Essex Electric common stock for an aggregate purchase price of $1.2 million. Following the aforementioned investments, Alpine Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively. The Company recorded a loss on sale of subsidiary stock of approximately $0.9 million in January 2005 related to the investment by Superior. In addition, the Company decreased the value of the Warrant by $0.4 million due to the dilution of the additional 2,237 shares issued during January 2005. Superior’s Warrant to purchase 199 shares of the capital stock of Essex Electric together with Superior’s current ownership of 614 shares of common stock of Essex Electric represent 19.9% of fully diluted capital stock of Essex Electric. On July 29, 2004, Alpine sold DNE Systems. Accordingly, DNE Systems has been accounted for and classified as a discontinued operation in the financial statements filed herein.

Impact of Copper Price Fluctuations on Operating Results

Copper is one of the principal raw materials used by the Company. Fluctuations in the price of copper affect per unit product pricing and related revenues. Historically, the cost of copper has not had a material impact on profitability as the Company, in most cases, had the ability to adjust prices billed for its products to properly match the copper cost component of its inventory shipped. However, during most of the first half of 2005 because of a more competitive pricing environment in the building wire market, reduced demand, uncertainty accompanying the volatility of market copper prices and increased raw material costs for non-copper products, average unit selling prices did not increase sufficiently to offset the higher copper prices and non-copper raw material costs. Since the selling price to the customer is one all-inclusive price and copper is not priced separately, it is not possible to separately quantify the impact of copper and other non-copper raw material price fluctuations on selling prices relative to the overall selling price of the product. Building wire market pricing did improve during the latter portion of the second quarter of 2005 relative to the first quarter of 2005.

Results of Operations--Three Month Period Ended June 30, 2005 as Compared to the Three Month period Ended June 30, 2004

Consolidated sales for the three month period ended June 30, 2005 were $97.8 million, an increase of 27.6% compared to sales of $76.7 million for the three month period ended June 30, 2004. The comparative sales increase was due to increased shipments of electrical wire by Essex Electric at moderately higher average selling prices. Although average selling prices increased approximately 7.7% in the second quarter of 2005 compared to the second quarter of 2004, average copper prices increased 23% for the comparable time periods. Copper costs currently represent over 70% of the Company’s cost of goods sold. The higher copper prices were not fully recoverable because of increased competitive pressures in the building wire markets.

Gross profit for the three month period ended June 30, 2005 was $5.4 million (a gross margin of 5.5% of sales), a decrease of $1.2 million as compared to gross profit of $6.6 million (a gross margin of 8.6% of sales) for the three month period ended June 30, 2004. The decreased margin is due primarily to a more competitive pricing environment, reduced demand, the aforementioned increased copper costs, and uncertainty accompanying the volatility of market copper prices. In addition, polyvinyl chloride (PVC) resin and nylon costs increased approximately 18% and 40%, respectively, in the second quarter of 2005 compared with the second quarter of 2004 due primarily to higher oil prices. These increased costs were not fully passed on in higher selling prices, due to the aforementioned competitive pricing pressures and were only partially offset by cost, productivity and efficiency improvements. The Company also recorded an estimated LIFO decrement credit to cost of goods sold of $2.2 million during the three months ended June 30, 2005 compared to a $0.9 million decrement for the comparable period in 2004.

Selling, general and administrative expense for the three month period ended June 30, 2005 was $5.6 million, (a decrease of 7.4%), as compared to $6.0 million for the three months ended June 30, 2004. The decrease is due primarily to reduced operating costs and commission expense and reduced amortization of deferred stock compensation and variable stock option expense.

17

Restructuring and other charges at Essex Electric of $0.8 million for the three month period ended June 30, 2005 consisted primarily of costs associated with the wind down of operations and the relocation of equipment and inventory related to the closure of Essex Electric’s Anaheim, California manufacturing facility ($0.7 million) that was announced in the first quarter of 2005.

The Company’s operating loss for the three month period ended June 30, 2005 was $1.0 million, compared to an operating loss of $0.6 million for the comparable 2004 period, due primarily to the comparative decline in relative market prices and increased non-copper raw material costs, partially offset by reduced operating costs.

Interest expense for the three month period ended June 30, 2005 was $1.0 million, an increase of $0.3 million from the same prior year period. Average borrowings increased $12.5 million in the second quarter of 2005 compared to the second quarter of 2004, due primarily to the impact of higher copper prices on working capital.

The effective tax rate for the second quarter of 2005 was 17.9% compared to 30.7% for the second quarter of 2004. The decrease in the effective rate was due primarily to the impact of certain permanent tax expense items and the interest accrued on the tax contingency on the pre-tax loss position for the second quarter of 2005 versus the effect of similar items on the pre-tax income position for the second quarter of 2004.

Results of Operations-- Six Month Period Ended June 30, 2005 as Compared to the Six Month period Ended June 30, 2004

Consolidated sales for the six month period ended June 30, 2005 were $187.6 million, an increase of 18.7% compared to sales of $158.0 million for the six month period ended June 30, 2004. The comparative sales increase was due to increased shipments of electrical wire by Essex Electric at moderately higher average selling prices. Although average selling prices increased approximately 5.8% in the first half of 2005 compared to the first half of 2004, average copper prices increased 22% for the comparable time periods. Copper costs currently represent over 70% of the Company’s cost of goods sold. The higher copper prices were not fully recoverable because of increased competitive pressures in the building wire markets.

Gross profit for the six month period ended June 30, 2005 was $7.3 million (a gross margin of 3.9% of sales), a decrease of $9.5 million as compared to gross profit of $16.8 million (a gross margin of 10.6% of sales) for the six month period ended June 30, 2004. The decreased margin is due primarily to a more competitive pricing environment, reduced demand, the aforementioned increased copper costs and uncertainty accompanying the volatility of market copper prices. In addition, polyvinyl chloride (PVC) resin and nylon costs increased approximately 23% and 45%, respectively, in the first half of 2005 compared with the first half of 2004 due primarily to higher oil prices. These increased costs were not fully passed on by way of higher selling prices, due to the aforementioned competitive pricing pressures and were only partially offset by cost, productivity and efficiency improvements. The Company also recorded an estimated LIFO decrement credit to cost of goods sold of $4.3 million during the six months ended June 30, 2005, compared to a $0.9 million decrement for the comparable period in 2004.

Selling, general and administrative expense for the six month period ended June 30, 2005 was $11.1 million, (a decrease of 8.4%), as compared to $12.1 million for the six months ended June 30, 2004. The decrease is due primarily to reduced operating costs and commission expense and reduced amortization of deferred stock compensation and variable stock option expense.

Restructuring and other charges at Essex Electric of $1.9 million for the six month period ended June 30, 2005 consisted primarily of severance and other costs associated with the closure of Essex Electric’s Anaheim, California manufacturing facility ($1.5 million) that was announced in the first quarter of 2005.

The Company’s operating loss for the six month period ended June 30, 2005 was $5.7 million compared to operating income of $1.8 million for the comparable 2004 period, due primarily to the comparative decline in relative market prices and increased non-copper raw material costs.

Interest expense for the six month period ended June 30, 2005 was $1.9 million, an increase of $0.6 million from the same prior year period. Average borrowings increased $15.0 million in the first half of 2005 compared to the first half of 2004, due primarily to the impact of higher copper prices on working capital.

The effective tax rate for the first half of 2005 was 32.0% compared to 69.1% for the first half of 2004. The decrease in the effective rate was due primarily to the relatively low pre-tax earnings for the first half of 2004 which,

18

when factoring in permanent tax differences and interest on the tax contingency, created an unusually high effective rate for that period.

Liquidity and Capital Resources

Alpine Holdco

As previously discussed, in December 2002, Alpine, through its newly formed, wholly-owned subsidiary, Alpine Holdco, acquired the following assets and securities from Superior: (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric, a newly formed, then wholly-owned subsidiary of Alpine Holdco; (2) all of the outstanding shares of capital stock of DNE Systems, and (3) approximately 47% (at that time) of Superior Cables Ltd. for a total purchase price of approximately $85 million in cash and the issuance of a warrant to Superior to purchase 199 shares of common stock of Essex Electric.

The acquisition was financed by approximately $10 million of Alpine’s cash and cash equivalents and borrowings by Alpine Holdco under a Loan and Security Agreement (the “Revolving Credit Facility”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and DNE Technologies as borrowers and DNE Systems as credit party (such parties sometimes collectively are called the “Companies”), certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. Upon consummation of the acquisition, approximately $78 million was outstanding under the Revolving Credit Facility. The Revolving Credit Facility was last amended on February 28, 2005 to revise certain covenants for 2005.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies, was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at June 30, 2005 and December 31, 2004 was 6.63% and 6.05%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cables Ltd. The obligations under the Revolving Credit Facility are without recourse to Alpine. Unless previously accelerated as a result of default, the Revolving Credit Facility matures in five years. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability. The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to an annual rate of 0.75% of the original maximum committed amount for the remaining term of such facility. The Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At June 30, 2005 and December 31, 2004, outstanding borrowings under the Revolving Credit Facility were $38.7 million and $40.2 million, respectively. At June 30, 2005, the Companies had $23.6 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders.

Effective concurrently with the consummation of the DNE Sale (see note 1) on July 29, 2004, the lenders, released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”.

Alpine believes that existing cash and cash equivalents, cash provided by and/or used for operations and working capital management of its Essex Electric subsidiary, together with borrowings available under the Revolving Credit Facility will be sufficient to meet the capital needs of the Companies through 2005. Alpine

19

estimates that Alpine Holdco capital expenditures for 2005 will be approximately $5 million. Alpine Holdco has implemented restructuring initiatives at its Essex Electric subsidiary to rationalize manufacturing capacity, lower expenditures and reduce working capital, which are expected to result in nonrecurring cash expenses of approximately $2.5 to $3.0 million during 2005, of which approximately $1.7 million has been spent through June 30, 2005. Alpine believes that Alpine Holdco will be in compliance with the financial covenants provided in the Revolving Credit Facility. However, the resumption of low market pricing conditions experienced during the first few months of 2005 for an extended period, may require Alpine Holdco to seek additional amendments in or waivers of certain financial covenants to remain in compliance under the Revolving Credit Facility.

Alpine Corporate

On August 24, 2004, Alpine declared a special dividend of up to $0.40 per share its common stock, $0.10 par value per share (the “Common Stock”) and a special dividend of $103.65 per share on its Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to shareholders of record on September 14, 2004 (the “Record Date”). The amount of the special dividend in respect of the Common Stock was reduced to $0.36 per share, to adjust for additional shares of Common Stock issued by the Company between August 24, 2004 and the Record Date. This resulted in special dividend payments of $4.9 million in respect of the Common Stock and $1.5 million in respect of the Series A Preferred Stock. Under the respective terms of the stock based compensation plans of the Company, the Company is required to allocate a deemed dividend in respect of shares of restricted Common Stock granted and unvested and/or deposited and credited to participant accounts under the Alpine Deferred Stock Account Plan in an amount equal to any cash dividend paid in respect of the Common Stock. Accordingly, on September 30, 2004, the Company established, but did not yet pay, a total deemed dividend of $0.9 million, $0.6 million of which was recorded to compensation expense during 2004. The remainder will be amortized over the vesting period of such unvested or deferred shares of Common Stock. Any payment of future cash dividends and the amounts thereof will be dependent upon the Company’s earnings, financial requirements and other factors, including contractual obligations.

During the three and six month periods ended June 30, 2005, 45 and 590 shares, respectively of Series A Preferred Stock were converted into 33,455 and 438,373 shares of Common Stock, respectively.

As of June 30, 2005, Alpine had unrestricted cash, cash equivalents and marketable securities available for sale of approximately $23.1 million. Alpine’s current and anticipated sources of liquidity include existing cash and cash equivalents, and management fees from Alpine Holdco. Pursuant to a management agreement with Alpine Holdco dated December 11, 2002, so long as no event of default exists or is created by such payment under the Revolving Credit Facility, Alpine is entitled to receive from Alpine Holdco an annual management fee (together with any unpaid management fees from prior years), which (effective January 1, 2004) was increased from $1.0 million to $1.8 million, and is reimbursed for all direct costs incurred by it related to the business of Alpine Holdco. Alpine’s ability to receive distributions from Alpine Holdco is restricted under the terms of the Revolving Credit Facility to a maximum of $1.8 million of the aforementioned management fee, amounts representing Alpine’s tax liability in respect of the operations of Alpine Holdco plus $250,000 per year. Alpine is also entitled to be reimbursed for all direct costs incurred by it related to the business of Holdco.

During 2001 and 2002, the Company entered into commercial transactions intended to offset the potential impact of interest rate changes on the Company’s investments, including the investment of the net cash proceeds from the sale of an equity investment and established a tax contingency reserve on its balance sheet corresponding to the realized benefits. At June 30, 2005, the Company has reserved $16.7 of the related benefit and interest and the amount has been recorded under other long-term liabilities. The Company does not anticipate that any portion of the tax contingency reserve will become payable in the next twelve months.

Since 1993, Alpine has been a party to a guaranty of Superior’s lease obligations relating to Superior’s manufacturing facility in Brownwood, Texas. The lease currently provides for monthly payments of $56,000 subject to adjustments for changes in the consumer price index. The lease term expires in 2018 but may be extended through 2033. As such, the maximum potential amount of future payments under the guaranty through 2018 would be approximately $9 million. Any further extensions would amount to a guarantee of approximately $0.7 million per year. While Alpine’s continuing obligations, if any, under the guaranty are not free from doubt, the Company believes the facility and underlying lease are valuable assets of Superior and expects that Superior will perform as tenant thereunder and continue to pay its obligations. In addition, Alpine would have a claim for indemnification and reimbursement from Superior in respect of any amounts paid by Alpine as guarantor.

20

Alpine has made short-term advances to the United States subsidiary of Superior Cables Ltd., Alpine’s 46% owned affiliate, secured by United States-based inventory and accounts receivable, at an interest rate of LIBOR plus 1.4% per annum, to augment funding of that affiliate’s growth and working capital, particularly in the United States. As of June 30, 2005, $0.8 million was advanced, total advances will not exceed $2 million and all advances must be repaid on or prior to June 30, 2006.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

The Company’s exposure to market risk primarily relates to interest rates and copper futures used to minimize the price risk associated with copper prices. The cost of copper, the Company’s most significant raw material, has been subject to significant volatility over the past several years.

At June 30, 2005 the Company had approximately $2.9 million of copper futures contracts representing 2.1 million pounds, outstanding as non-designated derivative investments. These contracts were entered into to hedge future finished goods inventory purchases, scheduled for delivery during the last half of 2005 at a pre-established price and to hedge sales orders booked in June but shipped in July. These contracts were recorded at fair value at June 30, 2005 with any price fluctuations reflected in current earnings in the period ended June 30, 2005, which fluctuations resulted in recording an unrealized loss of $0.2 million.

At December 31, 2004, the Company had approximately $9 million of copper futures contracts, representing 6 million copper pounds, outstanding as non-designated derivative instruments. These contracts were entered into to hedge 6 million pounds of copper rod inventory purchased in December 2004, for fabrication and sale in the first quarter of 2005. These contracts were recorded at fair value at December 31, 2004 with any price fluctuations reflected in current earnings in 2004, and were liquidated in the first quarter of 2005, when the underlying asset (i.e. inventory) was sold.

Besides copper, other major raw materials used in Essex Electric’s manufacture of electrical wire include plastics such as polyethylene and polyvinyl chloride (PVC), as well as nylon. These products, while not traded as commodities themselves, are often times influenced by fluctuations in oil prices, as they are oil-based. Historically, these costs have been largely recovered in pricing to customers, since others in the industry are subject to similar price fluctuations. However, since these costs are not priced separately to the customer there can be no assurance that increases in such costs can be fully recovered in pricing to the customer. The Company has not entered into any futures trading or other hedge activities in an attempt to hedge such cost fluctuations.

The Company has not entered into any interest rate swaps, caps or other arrangements to hedge interest rate exposures. At current borrowing levels a 1% change in interest rates has approximately a $0.4 million annual effect.

Item 4. Controls and Procedures

Evaluation of Controls and Procedures

As of the end of the period covered by this Quarterly Report on Form 10-Q, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures was carried out by the Company under the supervision and with the participation of the Company’s management, including the Chief Executive Officer and Chief Financial Officer. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were effective at a reasonable assurance level as of the end of the period covered by this Quarterly Report on form 10-Q. A system of controls, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the system of controls are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. There have been no changes in the Company’s internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

Except for the historical information herein, the matters discussed in this annual report on form 10-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, prediction and timing of customer orders, the impact of competitive products and pricing, changing economic conditions, including changes in short term interest rates and other risk factors detailed in the Company’s most recent filings with the Securities and Exchange Commission.

21

PART II. OTHER INFORMATION

ITEM 6. EXHIBITS

(a)

Exhibits

31.1*

Certification of the Company’s Chief Executive Officer pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002.

31.2*

Certification of the Company’s Chief Financial Officer pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002.

32*

Certification of the Company’s Chief Executive Officer and Chief
Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

——————

*

Filed herewith

22

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2005
THE ALPINE GROUP, INC.

	By:	/s/ David A. Owen
David A. Owen
Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

23

ANNEX IX

The Alpine Group, Inc.’s Quarterly Report on Form 10-Q/A for the
Quarter Ended September 30, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 10-Q

Amendment No. 1

______________

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended September 30, 2005

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                to

Commission File Number 1-9078

______________

THE ALPINE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	22-1620387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code 201-549-4400

______________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the Registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date.

Class	Outstanding at October 31, 2005

Common Stock, $.10 Par Value	16,060,580

1

Explanatory Note

The Alpine Group, Inc. (the “Company”) is filing this Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2005 for the purpose of amending and restating Item 1 of Part I, containing its unaudited condensed consolidated financial statements and related notes as of September 30, 2005 and December 31, 2004 and for the three and nine month periods ended September 30, 2005 and 2004. The amendment and restatement reclassifies the electrical wire business conducted by the Company’s 84%-owned subsidiary, Essex Electric Inc. (“Essex Electric”), from discontinued operations to continuing operations. The classification of the electrical wire business as a discontinued operation was the result of the execution by the Company and Essex Electric on September 29, 2005 of a definitive agreement to sell the business, subject to approval by the Company’s shareholders at a meeting to be held for that purpose. Subsequently, the Company determined that based upon applicable accounting principles the business is required to be classified within continuing operations until stockholder approval is actually obtained. The Company expects to obtain stockholder approval during January 2006. The proposed sale and related matters are further discussed in Note 1 to the restated condensed consolidated financial statements included herein. The Company’s net income (loss), stockholder’s equity and cash flows are not affected by the restatement. See Note 10 to the restated condensed consolidated financial statements included herein.

The Company has also updated Item 2 of Part I, Management’s Discussion and Analysis of Financial Condition and Results of Operations, to give effect to the restatement, and Item 4 of Part I, Controls and Procedures. In addition, the Company has amended Item 6 of Part II to reflect the filing of updated certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and it has filed certifications pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934. Other than the changes for the effects of the restatement, no other information in this Form 10-Q/A has been updated to reflect any subsequent information or events since the date of the original filing of the Company’s Quarterly Report on Form 10-Q on November 14, 2005. For the convenience of the reader, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 has been reproduced in its entirety.

2

Item 1. Financial Statements

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	September 30, 2005	December 31, 2004
	(As Restated, See Note 10 )	(As Restated, See Note 10 )

ASSETS
Current assets:
Cash and cash equivalents	$832	$611
Marketable securities, at fair value	22,356	35,827
Accounts receivable (less allowance for doubtful accounts of $171 and $387 at September 30, 2005 and December 31, 2004, respectively)	61,075	41,091
Inventories (Note 2)	22,875	30,417
Due from related party (Note 1)	1,773	—
Other current assets	4,135	4,992
Total current assets	113,046	112,938
Property, plant and equipment, net	17,746	16,927
Deferred income taxes	836	264
Other long-term assets	2,789	2,658
Total assets	$134,417	$132,787

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility (Note 5)	$44,472	$40,250
Current portion of long-term debt (Note 6)	—	386
Accounts payable	18,827	14,010
Accrued expenses	11,006	11,054
Deferred income taxes and income taxes payable	7,367	13,429
Total current liabilities	81,672	79,129
Long-term debt, less current portion (Note 6)	3,215	3,122
Other long-term liabilities	18,417	17,842
Warrant	942	936
Minority interest in subsidiary	4,080	2,218
Mandatorily redeemable series A cumulative preferred stock (18,264 shares issued; 14,058 and 14,697 outstanding at September 30, 2005 and December 31, 2004, respectively) (Note 7)	5,302	5,545
Stockholders’ equity:
9% cumulative convertible preferred stock at liquidation value	177	177
Common stock, $.10 par value; (50,000,000 authorized; and 25,160,833 and 24,670,054 shares issued at September 30, 2005 and December 31, 2004, respectively)	2,516	2,467
Capital in excess of par value	169,131	168,446
Accumulated other comprehensive income (loss)	117	(20)
Accumulated deficit	(57,128)	(52,955)
Treasury stock, at cost (10,896,914 and 10,929,985 shares at September 30, 2005 and December 31, 2004, respectively)	(93,661)	(93,705)
Receivable from stockholders	(363)	(415)
Total stockholders’ equity	20,789	23,995
Total liabilities and stockholders’ equity	$134,417	$132,787

The accompanying notes are an integral part of these condensed consolidated financial statements.

3

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,
	2005	2004
	(As Restated, See Note 10)	(As Restated, See Note 10)

Net sales	$113,021	$80,354
Cost of goods sold	103,476	75,382
Gross profit	9,545	4,972
Selling, general and administrative expenses	5,812	7,432
Restructuring and other charges	435	875
Operating income (loss)	3,298	(3,335)
Interest expense	(1,086)	(770)
Other income (expense), net	111	3
Income (loss) before income taxes, minority interest and discontinued operations	2,323	(4,102)
Income tax benefit (expense)	(1,261)	1,185
Income (loss) before minority interest and discontinued operations	1,062	(2,917)
Minority interest in (income) loss of subsidiary	(276)	80
Income (loss) from continuing operations	786	(2,837)
Discontinued operations:
Loss from discontinued operations, net of taxes	—	(93)
Gain on sale of DNE, net of taxes of $10,275	—	19,088
Net income	786	16,158
Preferred stock dividends	(111)	(1,641)
Net income applicable to common stock	$675	$14,517
Net income (loss) per share of common stock:
Basic:
Income (loss) from continuing operations applicable to common stock	$0.04	$(0.33)
Loss from discontinued operation, net of taxes	—	(0.01)
Gain on sale of DNE	—	1.39
Net income per basic share of common stock	$0.04	$1.05

Weighted average shares outstanding (basic)
	15,961	13,745
Diluted:
Income (loss) from continuing operations applicable to common stock	$0.03	$(0.33)
Loss from discontinued operations, net of taxes	—	(0.01)
Gain on sale of DNE	—	1.39

Net income per diluted share of common stock	$0.03	$1.05
Weighted average shares outstanding (diluted)	27,593	13,745

The accompanying notes are an integral part of these condensed consolidated financial statements.

4

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30,
	2005	2004
	(As Restated, See Note 10)	(As Restated, See Note 10)

Net sales	$300,665	$238,373
Cost of goods sold	283,812	216,635
Gross profit	16,853	21,738
Selling, general and administrative expenses	16,904	19,536
Restructuring and other charges	2,323	3,781
Operating loss	(2,374)	(1,579)
Interest expense	(3,007)	(2,056)
Other income (expense), net	23	148
Loss before income taxes, minority interest and discontinued operations	(5,358)	(3,487)
Income tax benefit	1,195	760
Loss before minority interest and discontinued operations	(4,163)	(2,727)
Minority interest in (income) loss of subsidiary	325	(83)
Loss from continuing operations	(3,838)	(2,810)
Discontinued operations:
Income from discontinued operations, net of taxes of $1,001	—	1,502
Gain on sale of DNE, net of taxes of $10,275	—	19,088
Net income (loss)	(3,838)	17,780
Preferred stock dividends	(335)	(1,928)
Net income (loss) applicable to common stock	$(4,173)	$15,852
Net income (loss) per share of common stock:
Basic and diluted:
Loss from continuing operations applicable to common stock	$(0.26)	$(0.37)
Income from discontinued operations, net of taxes	—	0.12
Gain on sale of DNE	—	1.48
Net income (loss) per basic and diluted share of common stock	$(0.26)	$1.23
Weighted average shares outstanding (basic and diluted)	15,790	12,893

The accompanying notes are an integral part of these condensed consolidated financial statements.

5

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2005
	Shares	Amount

9% cumulative convertible preferred stock:
Balance at beginning of period	177	$177
Balance at end of period	177	177
Common stock
Balance at beginning of period	24,670,054	2,467
Stock options exercised	15,999	2
Shares issued pursuant to Series A Preferred Stock conversion	474,780	47
Balance at end of period	25,160,833	2,516
Capital in excess of par value:
Balance at beginning of period		168,446
Compensation expense related to restricted stock and certain stock options, less vested shares released from Treasury		479
Shares issued pursuant to Series A Preferred Stock conversion		195
Stock options exercised		11
Balance at end of period		169,131
Accumulated other comprehensive loss:
Balance at beginning of period		(20)
Change in unrealized gains (losses) on securities, net of tax		137
Balance at end of period		117
Accumulated deficit:
Balance at beginning of period		(52,955)
Net loss		(3,838)
Dividends on preferred stock		(335)
Balance at end of period		(57,128)
Treasury stock:
Balance at beginning of period	(10,929,985)	(93,705)
Stock options and grants	41,040	60
Reverse forward stock split	(7,969)	(16)
Balance at end of period	(10,896,914)	(93,661)
Receivable from stockholders:
Balance at beginning of period		(415)
Forgiveness of officer loans		52
Balance at end of period		(363)
Total stockholders’ equity		$20,789
The accompanying notes are an integral part of these condensed consolidated financial statements.

6

THE ALPINE GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30,
	2005	2004

Cash flows from operating activities:
Net income (loss)	$(3,838)	$17,780
Adjustments to reconcile net income (loss) to cash used for operating activities:
Gain on sale of DNE	—	(29,356)
Depreciation	964	867
Amortization of deferred debt issuance costs and accretion of debt discount	375	483
Compensation expense related to stock options and grants	605	1,488
Gain on sale of investments	(337)	(164)
Gain on sale of fixed assets	(253)	(316)
Loss on sale of subsidiary stock	946	—
Minority interest in income (loss) of subsidiary	(325)	83
Increase in fair value of warrant	6	250
Change in certain assets and liabilities:
Accounts receivable, net	(19,984)	(19,919)
Inventories, net	7,542	9,837
Other current and non-current assets	655	212
Accounts payable and accrued expenses	4,769	5,239
Current and deferred taxes	(6,728)	(296)
Other, net	575	(82)
Cash flows used for operating activities	(15,028)	(13,894)
Cash flows from investing activities:
Capital expenditures	(2,297)	(4,116)
Proceeds from sale of assets	1,035	680
Proceeds from sale of investments	15,264	9,776
Purchase of marketable securities	(1,705)	(38,287)
Proceeds from sale of DNE, net of transaction costs	—	38,150
Loan to affiliate (Note 1)	(1,773)	—
Cash flows provided by investing activities	10,524	6,203
Cash flows from financing activities:
Borrowings under revolving credit facilities, net	4,222	19,222
Repayments of long-term borrowings	(387)	(456)
Proceeds from sale of minority interest investment in subsidiary	1,241	—
Reverse - forward split	(17)	—
Dividends-preferred stock	(334)	(1,928)
Dividends - common stock	—	(4,949)
Other, net	—	(289)
Cash flows provided by financing activities	4,725	11,600
Net increase in cash and cash equivalents	221	3,909
Cash and cash equivalents at beginning of period	611	465
Cash and cash equivalents at end of period	$832	$4,374
Supplemental disclosures:
Cash paid for interest	$2,295	$1,521
Cash paid for income taxes, net of refunds	$4,988	$1,501

The accompanying notes are an integral part of these condensed consolidated financial statements.

7

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
(unaudited)

1. General

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and, therefore, do not include all information and footnotes required by accounting principles generally accepted in the United States of America. However, in the opinion of management, all adjustments which are normal, recurring and necessary for a fair presentation of the results of operations for the relevant periods have been made. Results for the interim periods are not necessarily indicative of the results to be expected for the year. These financial statements should be read in conjunction with the summary of significant accounting policies and the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Basis of presentation and description of business

The accompanying condensed consolidated financial statements represent the accounts of The Alpine Group, Inc. and the consolidation of all of its majority-controlled subsidiaries (collectively “Alpine” or the “Company”, unless the context otherwise requires). The Company accounts for all affiliate companies with ownership greater than 20%, but not majority-controlled, using the equity method of accounting.

Alpine was incorporated in New Jersey in 1957 and reincorporated in Delaware in 1987. Alpine is a holding company, which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine’s principal operations consist of Essex Electric Inc. (“Essex Electric”), its 84% owned subsidiary engaged in the manufacture and sale of electrical wire and cable, and a 46% equity interest in Superior Cables Ltd. (“Superior Israel”), the largest Israeli based producer of wire and cable products.

On December 11, 2002, Alpine, through Alpine Holdco Inc. (“Alpine Holdco”) a newly formed, wholly-owned subsidiary of Alpine, acquired the following assets and securities from Superior TeleCom Inc., now known as Superior Essex Inc. (“Superior”): (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric a newly formed, then wholly-owned subsidiary of Alpine Holdco; (2) all of the outstanding shares of capital stock of DNE Systems, Inc. (“DNE Systems”) a manufacturer of multiplexers and other communications and electronic products; and (3) all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together owned approximately 47% (at that time) of Superior Israel, the largest Israeli-based producer of wire and cable products. This acquisition is referred to as the “Electrical Acquisition.” The aggregate purchase price was approximately $87.4 million in cash (including $2.5 million of out-of-pocket costs) plus the issuance of a warrant (the “Warrant”) to Superior to purchase 199 shares of the common stock of Essex Electric at the purchase price of $2,788.95 per share. The Warrant is recorded as a long term liability in the condensed consolidated balance sheet and evaluated and adjusted to fair value on a quarterly basis. The Company recorded a $0.4 million expense in other income (expense) during the third quarter of 2005, which offset $0.4 million of income recorded in the first quarter of 2005. There was no adjustment to the Warrant during the third quarter of 2004 and there was a $0.3 million charge to expense to increase the Warrant for the nine month period ended September 30, 2004. The Warrant is exercisable during the 30 day period prior to its expiration on December 11, 2007 or upon the earlier occurrence of certain specified transactions generally involving a change in control of or a sale of the assets of Alpine Holdco or Essex Electric.

On July 29, 2004 the Company sold DNE Systems, its wholly-owned defense electronics subsidiary, to a wholly-owned subsidiary of Ultra Electronics Holdings plc, a United Kingdom-based company for a purchase price of $40 million in cash (the “DNE Sale”). As a result of the DNE Sale a pretax book gain of approximately $29.4 million, net of expenses, was recorded in the third quarter of 2004 and DNE Systems results of operations for the three and nine month periods ended September 30, 2004 are presented as discontinued operations.

On September 30, 2005, Essex Electric entered into an agreement to sell substantially all of the assets of its electrical wire business (the “Essex Electric Sale”) to the Southwire Company (“Southwire”). The agreement provides for the sale by Essex Electric of all of its closing date building wire related inventory and prepaid assets, its

8

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

Florence, Alabama manufacturing plant and equipment, and the assumption by Southwire of certain contracts and selected current liabilities related to the business. Essex Electric will retain substantially all of its other liabilities including the indebtedness under its revolving credit facility. Excluded from the sale are cash and cash equivalents and accounts receivable of Essex Electric, a copper scrap reclamation plant and operation based in Jonesboro, Indiana, a plastic resin compounding plant and operation based in Marion, Indiana, and three leased warehouse distribution centers. The scrap reclamation operation services both Essex Electric’s internal requirements for scrap processing, as well as outside customers. The purchase price is the sum of (i) $27 million plus (ii) the closing date value of Essex Electric’s inventory and certain prepaid assets. The sale is subject to approval by shareholders of Alpine and is currently expected to close in early 2006. The net assets to be disposed of do not meet all of the requirements of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, for assets to be classified as held for sale or discontinued operations due to the requirement that the stockholders must approve the Essex Electric Sale.

Marketable securities

Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities, requires securities to be classified as held to maturity, available for sale or trading. Only those securities classified as held to maturity, which the Company intends and has the ability to hold until maturity, are reported at amortized cost. Available for sale and trading securities are reported at fair value with unrealized gains and losses included in shareholders’ equity or income (loss) net of related income taxes, respectively. All of the Company’s investment securities were classified as available for sale at December 31, 2004. During the quarter ended September 30, 2005, $0.5 million of securities were classified as held to maturity as the Company intends to hold these investments to maturity. Since such maturity date is beyond one year from the date of the condensed consolidated balance sheet these securities are classified as long-term assets as of September 30, 2005. Since these securities were previously classified as available for sale, the Company had recorded a $60K unrealized loss to other comprehensive income that is being amortized over the life of the securities. All other securities held as of September 30, 2005 have been classified as available for sale.

The following table shows the unrealized gains (losses) and fair value of the Company’s investments, which are classified as available for sale, aggregated by investment category as of September 30, 2005:

Description of Securities	Cost Basis	Unrealized Gains	Unrealized Losses*	Fair Value

Marketable equity securities	$5,482	$129	$(275)	$5,336
Money market funds	3,224			3,224
Municipal bonds and notes	5,900			5,900
Mutual funds	7,210	444	(8)	7,646
Preferred securities	250			250
Total	$22,066	$573	$(283)	$22,356

——————

*

None of the gross unrealized losses have been in that position in excess of 12 months.

The gross unrealized losses related to short-term investments are primarily due to a decrease in the fair value of equity securities due to fluctuations in the stock market. Alpine has reviewed its securities in a loss position and in management’s opinion the recorded gross unrealized losses on its short-term investments at September 30, 2005 are temporary in nature. Alpine reviews its investment portfolio quarterly, to identify and evaluate investments that have indications of possible impairment. Factors considered in determining whether or not a loss is temporary include the length of time and extent to which the fair value has been less than the cost basis, the financial condition, credit quality and near-term prospects of the investee, and Alpine’s ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

9

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

Due from related party

Alpine has made short-term advances to the United States subsidiary of Superior Cables Ltd., Alpine’s 46% owned affiliate, secured by United States-based inventory and accounts receivable, at an interest rate of LIBOR plus 1.4% per annum, to augment funding of that affiliate’s growth and working capital, particularly in the United States. As of September 30, 2005, $1.8 million of advances were included as due from related party. Total advances will not exceed $2 million and all advances must be repaid on or prior to June 30, 2006.

Subsidiary stock transactions

The Company accounts for subsidiary stock transactions in accordance with Staff Accounting Bulletin No. 51, “Accounting for sales of stock by a subsidiary” and records all gains and losses related to subsidiary stock transactions through other income and expense.

In January 2005, Alpine Holdco purchased 1,792 newly issued shares of Essex Electric common stock for a cash purchase price of $5.0 million. Superior exercised its rights under a securityholders agreement entered into at the time of the Electrical Acquisition and subscribed for and purchased 445 newly issued shares of Essex Electric common stock for a cash purchase price of $1.2 million. The foregoing resulted in Alpine Holdco and Superior owning 84.2% and 15.8% of Essex Electric, respectively. The Company accounted for the sale of stock of Essex Electric as a loss on sale of subsidiary stock of approximately $0.9 million and decreased the value of the Warrant held by Superior to purchase 199 shares of Essex Electric common stock by $0.4 million due to the dilutive impact of the additional 2,237 shares issued.

Stock-Based Compensation Plans

The Company applies the intrinsic-value based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including Financial Accounting Standards Board (FASB) Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25, issued in March 2000, to account for its stock-based compensation plans. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. As allowed by SFAS No. 123, the Company has elected to continue to apply the intrinsic-value based method of accounting described above, and has adopted only the disclosure requirements of SFAS No. 123. The following table illustrates the effect on net income (loss) if the fair value based method had been applied to all outstanding and unvested awards in each period.

	Three Months Ended September 30,
	2005	2004
	(in thousands, except per share amounts)

Net income, as reported	$786	$16,158
Add stock-based employee compensation expense included in reported net income (loss), net of tax	259	104
Deduct total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(293)	(137)
Pro forma net income	752	16,125
Preferred stock dividends	(111)	(1,641)
Proforma net income applicable to common stock	$641	$14,484
Net income per share:
Basic – as reported	$0.04	$1.05
Basic – pro forma	$0.04	$1.05
Diluted – as reported	$0.03	$1.05
Diluted – pro forma	$0.03	$1.05

10

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

	Nine Months Ended September 30,
	2005	2004
	(in thousands, except per share amounts)

Net income (loss), as reported	$(3,838)	$17,780
Add stock-based employee compensation expense included in reported net income (loss), net of tax	351	933
Deduct total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(485)	(1,143)
Pro forma net income (loss)	(3,972)	17,570
Preferred stock dividends	(335)	(1,928)
Proforma net income (loss) – applicable to common stock	$(4,307)	$15,642
Net income (loss) per share:
Basic and diluted – as reported	$(0.26)	$1.23
Basic and diluted – pro forma	$(0.27)	$1.21

The effects of applying SFAS No. 123 in the pro forma disclosure are not necessarily indicative of future amounts, since the estimated fair value of stock options is amortized to expense over the vesting period and additional options may be granted in future years. The fair value for these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the nine months ended September 30, 2005 and 2004, respectively: dividend yield of 0% for both periods; expected volatility of 166% and 126%, risk-free interest rate of 4.2% and 3.2%, and expected life of two years for both periods. The weighted average per share fair value of options granted (using the Black-Scholes option-pricing model) for the nine months ended September 30, 2005 and 2004 was $1.93 and $1.15, respectively. A total of 63,966 stock options were granted and 40,669 cancelled during the nine month period ended September 30, 2005.

The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

The Company amortizes the value of restricted stock grants evenly over the vesting periods, based upon the market value of the stock as of the date of the grant.

Derivatives

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a hedge of a net investment in a foreign operation, or (iv) a non-designated derivative instrument. The Company has in the past engaged in certain derivatives that are classified as fair value hedges, cash flow hedges and non-designated derivative instruments. Changes in the fair value of derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the condensed consolidated statements of operations in the same line item. Changes in the fair value of non-designated derivative contracts are reported in current earnings.

During March 2005, the Company entered into copper futures contracts with a market value of approximately $7 million to hedge 5 million pounds of future finished goods inventory purchases scheduled for delivery during the last three quarters of 2005 at a pre-established price. At September 30, 2005, approximately $1.5 million of net copper futures contracts, representing 1.0 million pounds of copper, remained outstanding as non-designated derivative instruments to hedge 1.0 million copper pounds of future finished goods inventory purchases that were scheduled for delivery during the last quarter of 2005. These contracts were recorded at fair value at September 30,

11

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

2005, which resulted in recording a net unrealized hedge loss of $0.3 million that was offset by a $0.3 million gain on the mark-to-market on the purchase commitment. The contracts were liquidated in October 2005 and the loss of $0.1 million realized on the hedge was offset by the gain on the purchase of physical goods.

At December 31, 2004, the Company had approximately $9 million of copper futures contracts, representing 6 million copper pounds, outstanding as non-designated derivative instruments. These contracts were entered into to hedge 6 million copper pounds of copper rod inventory purchased in December 2004, for fabrication and sale in the first quarter of 2005. These contracts were recorded at fair value at December 31, 2004 with any price fluctuations reflected in current earnings in 2004 and were liquidated in the first quarter of 2005, when the underlying asset (i.e. inventory) was sold. The net loss recorded on the futures contracts when liquidated was near zero.

The Company does not currently utilize any hedging instruments that would qualify for hedge accounting treatment. If such transactions were to arise, the Company would formally document all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions.

Recent accounting standards

In December 2004, the FASB issued FASB No. 123R, Share-Based Payment (“SFAS 123R”), that requires companies to expense the value of employee stock options and similar awards. SFAS 123R is effective for public companies in interim and annual periods beginning after June 15, 2005, and applies to all outstanding and unvested share-based payment awards at the adoption date. The Company is in the process of evaluating the impact that adoption of FAS 123R will have to its financial position and results of operations and cash flows.

2. Inventories

At September 30, 2005 and December 31, 2004, the components of inventories were as follows:

	September 30, 2005	December 31, 2004
	(in thousands)

Raw materials	$5,506	$15,169
Work in process	5,130	5,476
Finished goods	34,925	31,981
	45,561	52,626
LIFO reserve	(22,686)	(22,209)
	$22,875	$30,417

The inventories shown above are all valued using the LIFO method. An actual valuation of inventory under the LIFO method can be made only at the end of each year based on the inventory levels and costs at the same time. Accordingly, interim LIFO calculations must be based on management’s estimates of expected year-end inventory levels and costs. Because these are subject to many factors beyond management’s control, interim results are subject to the final year-end LIFO inventory valuation. During the three and nine months ended September 30, 2005, the Company recorded an estimated LIFO decrement of $1.6 and $6.0 million, respectively, to cost of goods sold.

3. Comprehensive income (loss)

The components of comprehensive income (loss) for the three and nine months ended September 30, 2005 and 2004 were as follows:

	Three Months Ended September 30,
	2005	2005
	(in thousands)

Net income	$786	$16,158
Change in unrealized losses on securities, net of tax	(46)	(155)
Comprehensive income (loss)	$740	$16,003

12

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

	Nine Months Ended September 30,
	2005	2005
	(in thousands)

Net income (loss)	$(3,838)	$17,780
Change in unrealized losses on securities, net of tax	137	(249)
Comprehensive income (loss)	$(3,701)	$17,531

4. Restructuring and other charges

During the three and nine month periods ended September 30, 2005 and 2004, the Company recorded $0.4 and $2.3 million for 2005 and $0.9 and $3.8 million for 2004, respectively, of restructuring and other charges. The 2005 charges included $0.8 million of employee related costs from the announced closing of Essex Electric’s Anaheim, CA operation. Additional costs associated with the Anaheim closure, such as facility exit and transition costs, will be expensed as incurred during the remainder of 2005. The remaining restructuring charges incurred during 2005 were $1.5 million, consisting of cost related to the wind down of other Essex Electric facilities previously closed, idled warehouse space within existing distribution warehouses resulting from restructuring the business, and other miscellaneous expense related to the Company’s restructuring.

The following table illustrates the restructuring reserve and the 2005 related activities:

	December 31, 2004	Charges	Payments	September 30, 2005
	(in thousands)

Employee related costs	$—	$800	$589	$211
Facility exit costs	—	392	392	—
Equipment and inventory relocation costs and other costs	—	1,131	1,131	—
	$—	$2,323	$2,112	$211

5. Revolving Credit Facility

In connection with the Electrical Acquisition, Alpine Holdco entered into a Loan and Security Agreement (the “Loan Agreement”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and Service Company (“DNE Manufacturing”) and DNE Technologies, Inc. (“DNE Technologies”) as borrowers and DNE Systems as Credit party (such parties sometimes collectively are called “Companies”) certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. The Revolving Credit Facility was last amended on February 28, 2005 to revise certain covenants for 2005.

Effective concurrently with the consummation of the DNE Sale (see note 1) on July 29, 2004, the lenders released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications agreed to by the parties as a result of the DNE Sale and to establish revised financial and other covenant provisions.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies, was reduced to $70 million on December 8, 2003. Borrowing

13

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at September 30, 2005 and December 31, 2004 was 7.12% and 6.05%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Alpine Holdco was in compliance with all applicable covenants at September 30, 2005. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cables Ltd.. The obligations under the Revolving Credit Facility are without recourse to Alpine.

Unless previously accelerated as a result of default, the Revolving Credit Facility matures in December 2007. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability.

The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount. The Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At September 30, 2005 and December 31, 2004, outstanding borrowings under the Revolving Credit Facility were $44.5 million and $40.3 million, respectively. At September 30, 2005 the Companies had $23.5 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders.

6. Long-term debt

At September 30, 2005 and December 31, 2004, long-term debt consists of the following:

	September 30, 2005	December 31, 2005
	(in thousands)
6% Junior Subordinated Notes, net of $1.0 and $1.1 million discount, respectively	$3,215	$3,122
Other	—	386
	3,215	3,508
Less current portion of long-term debt	—	386
	$3,215	$3,122

On August 4, 2003, the Company completed an exchange offer whereby holders of its common stock (par value $.10 per share, the “Common Stock”) exchanged 3,479,656 shares for $4.3 million principal amount of 6% Junior Subordinated Notes (the “Subordinated Notes”) issued by the Company plus a nominal amount of cash in lieu of fractional notes. The Subordinated Notes were initially recorded at an amount equal to the fair value of the Common Stock exchanged resulting in an initial discount of $1.4 million. The discount is being accreted over the term of the Subordinated Notes using the effective interest rate method. The Subordinated Notes accrue interest at 6% per annum payable in cash semiannually each December 31 and September 30. The Subordinated Notes are the Company’s general unsecured obligations subordinated and subject in right of payment to all of the Company’s existing and future senior indebtedness, which excludes trade payables incurred in the ordinary course of business. The Company will be required to repay one-eighth of the outstanding principal amount of the Subordinated Notes commencing on June 30, 2007 and semiannually thereafter, so that all of the Subordinated Notes will be repaid by December 31, 2010. The Subordinated Notes are redeemable, at the Company’s option, in whole at any time or in part from time to time, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date, together with a premium if the Subordinated Notes are redeemed prior to 2007. In addition, the Company must offer to redeem all of the Subordinated Notes at the redemption price then in effect in the event of a

14

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

change of control. The Subordinated Notes were issued under an indenture that does not subject the Company to any financial covenants.

The “Other” debt caption represents a loan established in 1999 with Raytheon Aircraft Credit Corporation to finance the purchase of a 12.5% interest in an aircraft. The interest in this aircraft was sold during March 2005 and the associated loan was repaid.

7. Series A Cumulative Convertible Preferred Stock

On June 23, 2003, Alpine completed a private placement of 8,287 shares of a new issue of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to its directors and certain officers for a purchase price of $380 per share, or an aggregate of approximately $3.1 million. Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the board of directors out of funds legally available for payment, cash dividends at an annual rate of $30.40 per share. The Series A Preferred Stock originally was convertible into shares of Alpine Common Stock, at the option of the holder, at the conversion rate of 691 shares of Common Stock per share of Series A Preferred. As a result of a special dividend declared by the Company on August 24, 2004, the conversion rate increased to 743.01. Since the market price of the Common Stock on the subscription date (June 23, 2003) was $0.76 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $1.2 million was recorded as a reduction to the mandatorily redeemable series A cumulative preferred stock line of the balance sheet with the offset to capital in excess of par. The beneficial conversion feature was recorded as a dividend as of December 29, 2004 when the privately placed Series A Preferred Stock became convertible following the increase in authorized but unissued shares of Common Stock from 25 million to 50 million shares.

On November 10, 2003, the Company completed the sale of 9,977 shares of Series A Preferred Stock pursuant to a rights offering to holders of the Common Stock. Common stockholders were offered a right to purchase one share of Series A Preferred Stock at a price of $380 per share for each 500 shares of Common Stock held on September 29, 2003. The terms of the Series A Preferred Stock are the same as that purchased by the officers and directors in the private placement discussed above. Total proceeds received from the sale were $3.8 million. The recording of dividends, if any, on the Series A Preferred Stock will reduce the Company’s earnings per share in the period recorded. Since the market price of the Common Stock on the date of issuance (November 10, 2003) was $0.92 per share and the original conversion price was $0.55 per share, a beneficial conversion feature of $2.6 million was recorded. This was recorded as a dividend, since the shares were immediately convertible, offset with a credit to capital in excess of par. The Company may cause conversion of the Series A Preferred Stock into Common Stock if the Common Stock is then listed on the New York Stock Exchange or the American Stock Exchange or is traded on the Nasdaq National Market System and the average closing price of a share of the Common Stock for any 20 consecutive trading days equals or exceeds 300% of the conversion price then in effect. The Series A Preferred Stock is subject to mandatory redemption by the Company ratably on the last day of each quarter during the three year period commencing on December 31, 2009 at the liquidation value of $380 per share, plus accrued and unpaid dividends. Additionally, if the Company experiences a change in control it will, subject to certain limitations, offer to redeem the Series A Preferred Stock at a cash price of $380 per share plus (i) accrued and unpaid dividends and (ii) if the change of control occurs prior to December 31, 2007, all dividends that would be payable from the redemption date through December 31, 2007.

There were 49 and 639 Series A Preferred Stock shares converted into 36,407 and 474,780 shares of Common Stock for the three and nine month periods ended September 30, 2005, respectively.

15

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

8. Income (loss) per share

The computation of basic and diluted income (loss) per share for the three months ended September 30, 2005 and 2004 is as follows:

	Three Months Ended September 30,
	2005			2004
	Net Income (loss)	Weighted Average Shares	Per Share Amount	Net Income (loss)	Weighted Average Shares	Per Share Amount

Basic earnings (loss) per share
Income (loss) from continuing operations	$786	15,961	$0.05	$(2,837)	13,745	$(0.21)
Adjustments:
Preferred stock dividends	(111)	15,961	(0.01)	(1,641)	13,745	(0.12)

Income (loss) attributable to common stock from continuing operations	$675	15,961	$0.04	$(4,478)	13,745	$(0.33)
Gain on sale of DNE, net of tax				19,088	13,745	1.39
Income (loss) from discontinued operations				(93)	13,745	(0.01)

Net income applicable to common stock per basic common share	$675	15,961	$0.04	$14,517	13,745	$1.05

	Three Months Ended September 30,
	2005			2004
	Net Income (loss)	Weighted Average Shares	Per Share Amount	Net Income (loss)	Weighted Average Shares	Per Share Amount

Diluted earnings (loss) per share
Basic shares outstanding		15,961
Effect of dilutive securities
Restricted stock plans		422
Stock option plans		716
Convertible preferred stock		10,494
Income (loss) attributable to common stock from continuing operations	$786	27,593	$0.03	$(4,478)	13,745	$(0.33)
Gain on sale of DNE, net of tax				19,088	13,745	1.39
Income (loss) from discontinued operations				(93)	13,745	(0.01)
Net income applicable to common stock per diluted common share	$786	27,593	$0.03	$14,517	13,745	$1.05

16

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

The computation of basic and diluted income (loss) per share for the nine months ended September 30, 2005 and 2004 is as follows:

	Nine Months Ended September 30,
	2005			2004
	Net Income (loss)	Weighted Average Shares	Per Share Amount	Net Income (loss)	Weighted Average Shares	Per Share Amount

Basic and diluted earnings (loss) per share
Loss from continuing operations	$(3,838)	15,790	$(0.24)	$(2,810)	12,893	$(0.22)
Adjustments:
Preferred stock dividends	(335)	15,790	(0.02)	(1,928)	12,893	(0.15)
Loss attributable to common stock from
continuing operations	$(4,173)	15,790	$(0.26)	$(4,738)	12,893	$(0.37)
Gain on sale of DNE, net of tax				19,088	12,893	1.48
Income (loss) from discontinued operations				1,502	12,893	0.12
Net income (loss) applicable to common stock
per basic common share	$(4,173)	15,790	$(0.26)	$15,852	12,893	$1.23

Diluted earnings per share for the three month period ended September 30, 2005 excludes the effect of 0.1 million stock options that may be exercised in the future, because such effect would have been antidilutive. The Company has excluded the assumed conversion of all stock options (1.5 million), restricted stock grants (0.8 million) and convertible preferred stock (14,277 preferred shares convertible into 10.5 million common shares) from the Company’s earnings per share calculation for the nine month periods ended September 30, 2005 and the assumed conversion of all stock options (1.5 million), restricted stock grants (0.9 million) and convertible preferred stock (14,711 preferred shares convertible into 10.9 million common shares) from the Company’s earnings per share calculation for the three and nine month periods ended September 30, 2004, as the impact would be anti-dilutive due to the loss from continuing operations for those periods. The Warrant issued in connection with the Electrical Acquisition has not been included in the computation of diluted income (loss) per share for all periods presented, as the impact would be immaterial or anti-dilutive.

9. Business segments

The Company’s reportable segments prior to second quarter 2004 consisted of electrical wire (Alpine’s 84% owned subsidiary, Essex Electric) and communications and electronic products (DNE). During the second quarter 2004, the Company classified the communications and electronic products segment as discontinued operations and the business was sold during the third quarter of 2004. See Note 1 for additional information about the Company’s discontinued operations. Subsequent to the DNE Sale the Company has only one business segment.

17

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

10. Restatement Due to Reclassification

Subsequent to the issuance of the Company’s condensed consolidated financial statements for the three and nine month periods ended September 30, 2005, the Company determined that the electrical wire business, previously presented as discontinued operations, should have been classified as continuing operations due to the pending stockholder approval required to authorize the sale of the assets of the business. As a result, the accompanying condensed consolidated financial statements have been restated from amounts previously reported. The Company’s net income (loss), stockholders’ equity and cash flows are not affected by the restatement. A summary of the significant effects of the restatement is as follows:

	September 30, 2005		December 31, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated

As of:
Accounts receivable	$912	$61,075	$1,599	$41,091
Inventories	147	22,875	39	30,417
Current assets of discontinued operations	83,621	—	71,647	—
Other current assets	3,405	4,135	3,215	4,992
Property, plant and equipment, net	1,240	17,746	1,419	16,927
Deferred income taxes	2,866	836	2,654	264
Assets of discontinued operations	17,382	—	—	—
Other long term assets	1,913	2,789	1,505	2,658
Revolving credit facility	—	44,472	—	40,250
Accounts payable	275	18,827	38	14,010
Accrued expenses	2,585	11,006	3,366	11,054
Current liabilities of discontinued operations	76,746	—	68,254	—
Deferred income taxes and income taxes payable	2,066	7,367	7,085	13,429
Other long term liabilities	18,381	18,417	17,761	17,842
Liabilities of discontinued operations	3,008	—	3,406	—

	September 30, 2005		December 31, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated

For the three months ended:
Net sales	$3,160	$113,021	$3,403	$80,354
Cost of goods sold	3,066	103,476	3,323	75,382
Gross profit	94	9,545	80	4,972
Selling, general and administrative expenses	997	5,812	2,368	7,432
Restructuring and other charges	—	435	314	875
Operating income (loss)	(903)	3,298	(2,602)	(3,335)
Interest expense	(211)	(1,086)	(183)	(770)
Other income (expense), net	474	111	(213)	3
Income (loss) before income taxes, minority interest and discontinued operations	(640)	2,323	(2,998)	(4,102)
Income tax benefit (expense)	76	(1,261)	637	1,185
Income (loss) before minority interest and discontinued operations	(564)	1,062	(2,361)	(2,917)
Minority interest in (income) loss of subsidiary	(19)	(276)	(8)	80
Loss from continuing operations	(583)	786	(2,369)	(2,837)
Income (loss) from discontinued operations, net of taxes	1,369	—	(561)	(93)
Net income (loss) per share:
Continuing operations	$(0.04)	$0.03	$(0.30)	$(0.33)
Discontinued operations	$0.08	—	$(0.04)	$(0.01)

18

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

	September 30, 2005		September 30, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated

For the nine months ended:

Net sales	$9,465	$300,665	$7,249	$238,373
Cost of goods sold	9,111	283,812	7,058	216,635
Gross profit	354	16,853	191	21,738
Selling, general and administrative expenses	2,744	16,904	4,930	19,536
Restructuring and other charges	—	2,323	314	3,781
Operating loss	(2,390)	(2,374)	(5,053)	(1,579)
Interest expense	(614)	(3,007)	(536)	(2,056)
Other income (expense), net	9	23	(361)	148
Loss before income taxes, minority interest and discontinued operations	(2,995)	(5,358)	(5,950)	(3,487)
Income tax benefit (expense)	255	1,195	1,743	760
Loss before minority interest and discontinued operations	(2,740)	(4,163)	(4,207)	(2,727)
Minority interest in (income) loss of subsidiary	100	325	151	(83)
Loss from continuing operations	(2,640)	(3,838)	(4,056)	(2,810)
Income (loss) from discontinued operations, net of taxes	(1,198)	—	2,748	1,502

Net income (loss) per share:
Continuing operations	$(0.19)	$(0.26)	$(0.46)	$(0.37)
Discontinued operations	$(0.07)	—	$0.21	$0.12

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

General

The Alpine Group, Inc. (together with its majority owned subsidiaries “Alpine” or the “Company” unless the context otherwise requires) is a holding company, which over the recent past has held major investments in industrial manufacturing companies. Currently, Alpine’s principal operations consist of Essex Electric Inc. (“Essex Electric”), its 84% owned subsidiary engaged in the manufacture and sale of electrical wire and cable, and a 46% equity interest in Superior Cables Ltd., the largest Israeli-based producer of wire and cable products.

On December 11, 2002, Alpine’s wholly-owned subsidiary, Alpine Holdco Inc. (“Alpine Holdco”) acquired the electrical wire business assets now operated as Essex Electric, and DNE Systems, Inc. (“DNE Systems”) from Superior TeleCom Inc., now known as Superior Essex Inc. (“Superior”) as well as all of the outstanding shares of capital stock of Texas SUT Inc. and Superior Cable Holdings (1997) Ltd., which together owned approximately 47% (at that time) of Superior Cables Ltd., which we sometimes refer to as “Superior Israel”. The purchase included the issuance of a warrant (the “Warrant”) to Superior to purchase 199 shares of the common stock of Essex Electric. We sometimes refer to this acquisition as the “Electrical Acquisition”. In September 2003, Alpine Holdco subscribed for and purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior exercised its rights under a securityholders agreement to subscribe for and purchase 169 shares of newly issued common stock of Essex Electric. In January 2005, Alpine Holdco purchased an additional 1,792 newly issued shares of Essex Electric common stock for $5.0 million and Superior purchased 445 newly issued shares of Essex Electric common stock for an aggregate purchase price of $1.2 million. Following the aforementioned investments, Alpine Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively. The Company recorded a loss on sale of subsidiary stock of approximately $0.9 million in January 2005 related to the investment by Superior. In addition, the Company decreased the value of the Warrant by $0.4 million due to the dilution of the additional 2,237 shares issued during January 2005. Superior’s Warrant to purchase 199 shares of the capital stock of Essex Electric

19

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

together with Superior’s current ownership of 614 shares of common stock of Essex Electric represent 19.9% of fully diluted capital stock of Essex Electric. On July 29, 2004, Alpine sold DNE Systems. Accordingly, DNE Systems has been accounted for and classified as a discontinued operation in the 2004 Consolidated Statements of Operations filed herein.

On September 30, 2005, Essex Electric entered into an agreement to sell substantially all of the assets of its electrical wire business (the “Essex Electric Sale”) to the Southwire Company (“Southwire”). The agreement provides for the sale by Essex Electric of all of its closing date building wire related inventory and prepaid assets, its Florence, Alabama manufacturing plant and equipment, and the assumption by Southwire of certain contracts and selected current liabilities related to the business. Essex Electric will retain substantially all of its other liabilities including the indebtedness under its revolving credit facility. Excluded from the sale are cash and cash equivalents and accounts receivable of Essex Electric, a copper scrap reclamation plant and operation based in Jonesboro, Indiana, a plastic resin compounding plant and operation based in Marion, Indiana, and three leased warehouse distribution centers. The scrap reclamation operation services both Essex Electric’s internal requirements for scrap processing, as well as outside customers. The purchase price is the sum of (i) $27 million plus (ii) the closing date value of Essex Electric’s inventory and certain prepaid assets. The sale is subject to approval by shareholders of Alpine and is currently expected to close in early 2006

Impact of Copper Price Fluctuations on Operating Results

Copper is one of the principal raw materials used by Essex Electric. Fluctuations in the price of copper affect per unit product pricing and related revenues. Historically, the cost of copper has not had a material impact on profitability as the Company, in most cases, had the ability to adjust prices billed for its products to properly match the copper cost component of its inventory shipped. However, during most of the first half of 2005 because of a more competitive pricing environment in the building wire market, reduced demand, uncertainty accompanying the volatility of market copper prices and increased raw material costs for non-copper products, average unit selling prices did not increase sufficiently to offset the higher copper prices and non-copper raw material costs. Since the selling price to the customer is one all-inclusive price and copper is not priced separately, it is not possible to separately quantify the impact of copper and other non-copper raw material price fluctuations on selling prices relative to the overall selling price of the product. Building wire market pricing did improve during the latter portion of the third quarter of 2005 relative to the second quarter of 2005 and continued to improve into the fourth quarter.

Results of Operations — Three Month Period Ended September 30, 2005 as Compared to the Three Month period Ended September 30, 2004

Consolidated sales for the three month period ended September 30, 2005 were $113.0 million, an increase of 40.5% compared to sales of $80.4 million for the three month period ended September 30, 2004. The comparative sales increase was due to an 11% increase in shipments of electrical wire by Essex Electric at significantly increased average selling prices. The increase in selling prices was driven by a 32% increase in average copper prices between the two periods (copper costs currently represent over 75% of the Company’s cost of goods sold) and improved price margins because of strengthening demand in the third quarter of 2005.

Gross profit for the three month period ended September 30, 2005 was $9.5 million (a gross margin of 8.4% of sales), an increase of $4.5 million as compared to gross profit of $5.0 million (a gross margin of 6.2% of sales) for the three month period ended September 30, 2004. The increased margin was due primarily to the aforementioned improvement in selling prices in excess of the increase in copper costs, primarily because of the improved building wire market environment. Margins were also favorably impacted by manufacturing cost, productivity and efficiency improvements. The Company also recorded an estimated LIFO decrement credit to cost of goods sold of $1.6 million during the three months ended September 30, 2005 compared to a $0.7 million decrement for the comparable period in 2004.

Selling, general and administrative expense for the three month period ended September 30, 2005 was $5.8 million, (a decrease of 21.6%), as compared to $7.4 million for the three months ended September 30, 2004. The decrease is due primarily to reduced operating costs, commission expense and amortization of deferred stock compensation.

20

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

Restructuring and other charges at Essex Electric of $0.4 million for the three month period ended September 30, 2005 consisted primarily of costs associated with the wind down of operations and the relocation of equipment and inventory related to the closure of Essex Electric’s Anaheim, California manufacturing facility that was announced in the first quarter of 2005.

The Company’s operating income for the three month period ended September 30, 2005 was $3.3 million, compared to an operating loss of $3.3 million for the comparable 2004 period, due primarily to the aforementioned margin improvement and reduced selling general and administrative expenses.

Interest expense for the three month period ended September 30, 2005 was $1.1 million, an increase of $0.3 million from the same prior year period. Average borrowings increased $9.7 million in the third quarter of 2005 compared to the third quarter of 2004, due primarily to the impact of higher copper prices on working capital.

The effective tax rate for the third quarter of 2005 was 54.3% compared to 28.9% for the third quarter of 2004. The increase in the effective rate was due primarily to the impact of certain permanent tax expense items and the interest accrued on the tax contingency on the pre-tax income position for the third quarter of 2005 versus the effect of similar items on the pre-tax loss position for the third quarter of 2004.

Results of Operations — Nine Month Period Ended September 30, 2005 as Compared to the Nine Month period Ended September 30, 2004

Consolidated sales for the nine month period ended September 30, 2005 were $300.7 million, an increase of 26.1% compared to sales of $238.4 million for the nine month period ended September 30, 2004. The comparative sales increase was due to increased shipments of electrical wire by Essex Electric at higher average selling prices. The increase in selling prices was driven by a 26% increase in average copper prices between the two periods. Although average selling prices increased approximately 13% in the nine month period of 2005 compared to the nine month period of 2004, average copper prices increased 25% for the comparable time periods. The higher copper prices were not fully recoverable because of competitive pressures in the building wire markets in the first half of 2005 compared with the first half of 2004, however some of this shortfall was recovered with improved pricing in the third quarter of 2005 compared with the same period in 2004.

Gross profit for the nine month period ended September 30, 2005 was $16.9 million (a gross margin of 5.6% of sales), a decrease of $4.9 million as compared to gross profit of $21.7 million (a gross margin of 9.1% of sales) for the nine month period ended September 30, 2004. The decreased margin was due primarily to a more competitive pricing environment in the first half of 2005 compared to the first half of 2004. In addition, polyvinyl chloride (PVC) resin and nylon costs increased approximately 16% and 36%, respectively, in the nine month period of 2005 compared with the nine month period of 2004 due primarily to higher oil prices. These increased costs were not fully passed on by way of higher selling prices, due to the aforementioned competitive pricing pressures in the first half of 2005 and were only partially offset by cost, productivity and efficiency improvements. The Company also recorded an estimated LIFO decrement credit to cost of goods sold of $6.0 million during the nine months ended September 30, 2005, compared to a $1.5 million decrement for the comparable period in 2004.

Selling, general and administrative expense for the nine month period ended September 30, 2005 was $16.9 million, (a decrease of 13.5%), as compared to $19.5 million for the nine months ended September 30, 2004. The decrease is due primarily to reduced operating costs and commission expense and reduced amortization of deferred stock compensation and variable stock option expense.

Restructuring and other charges at Essex Electric of $2.3 million for the nine month period ended September 30, 2005 consisted primarily of severance and other costs associated with the closure of Essex Electric’s Anaheim, California manufacturing facility ($1.5 million) that was announced in the first quarter of 2005. These charges were $1.5 million lower than the same period of 2004. The 2004 charges consisted primarily of $1.6 million related to the relocation and installation of certain equipment from closed facilities into the Florence, Alabama manufacturing location, $1.0 million for costs associated with starting up the new manufacturing processes at Florence and freight to relocate displaced products and $0.8 million in facility costs related to idled warehousing space.

21

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

The Company’s operating loss for the nine month period ended September 30, 2005 was $2.4 million compared to an operating loss of $1.6 million for the comparable 2004 period due primarily to the comparative decline in relative market prices and increased non-copper raw material costs partially offset by lower selling, general and administrative costs and lower restructuring and other charges.

Interest expense for the nine month period ended September 30, 2005 was $3.0 million, an increase of $1.0 million from the same prior year period. Average borrowings increased $12.9 million in the nine month period of 2005 compared to the nine month period of 2004, due primarily to the impact of higher copper prices on working capital.

The effective tax rate for the nine months of 2005 was 22.3% compared to 21.8% for the nine months of 2004. The relatively low effective rates for both periods was due primarily to the impact of permanent tax differences and interest on the tax contingency.

Liquidity and Capital Resources

Alpine Holdco

As previously discussed, in December 2002, Alpine, through its newly formed, wholly-owned subsidiary, Alpine Holdco, acquired the following assets and securities from Superior: (1) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is currently owned and operated by Essex Electric, a newly formed, then wholly-owned subsidiary of Alpine Holdco; (2) all of the outstanding shares of capital stock of DNE Systems, and (3) approximately 47% (at that time) of Superior Cables Ltd. for a total purchase price of approximately $85 million in cash and the issuance of a warrant to Superior to purchase 199 shares of common stock of Essex Electric.

The acquisition was financed by approximately $10 million of Alpine’s cash and cash equivalents and borrowings by Alpine Holdco under a Loan and Security Agreement (the “Revolving Credit Facility”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and DNE Technologies as borrowers and DNE Systems as credit party (such parties sometimes collectively are called the “Companies”), certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. Upon consummation of the acquisition, approximately $78 million was outstanding under the Revolving Credit Facility. The Revolving Credit Facility was last amended on February 28, 2005 to revise certain covenants for 2005. The Company was in compliance with all covenants as of September 30, 2005.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies, was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base, which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at September 30, 2005 and December 31, 2004 was 7.12% and 6.05%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets, other than the investment in Superior Cables Ltd. The obligations under the Revolving Credit Facility are without recourse to Alpine. Unless previously accelerated as a result of default, the Revolving Credit Facility matures in five years. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability. The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a prepayment premium equal to an annual rate of 0.75% of the original maximum committed amount for the

22

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

remaining term of such facility. The Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At September 30, 2005 and December 31, 2004, outstanding borrowings under the Revolving Credit Facility were $44.5 million and $40.2 million, respectively. At September 30, 2005, the Companies had $23.6 million of borrowing availability. No dividends may be paid by Alpine Holdco without prior consent of the lenders.

Effective concurrently with the consummation of the DNE Sale (see Note 1 to the condensed consolidated financial statements) on July 29, 2004, the lenders, released each of DNE Systems, DNE Technologies, and DNE Manufacturing from all of their obligations under the Revolving Credit Facility (the “DNE Parties”), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”.

Alpine believes that existing cash and cash equivalents, cash provided by and/or used for operations and working capital management of its Essex Electric subsidiary, together with borrowings available under the Revolving Credit Facility will be sufficient to meet the capital needs of the Companies. Assuming that the Company’s shareholders approve the Essex Electric Sale, it is expected that a portion of the proceeds from such sale, once consummated, will be used to liquidate or substantially reduce the Revolving Credit Facility, at which time the Revolving Credit Facility would be terminated or significantly amended.

Alpine Corporate

On August 24, 2004, Alpine declared a special dividend of up to $0.40 per share on its common stock, $0.10 par value per share (the “Common Stock”) and a special dividend of $103.65 per share on its Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) to shareholders of record on September 14, 2004 (the “Record Date”). The amount of the special dividend in respect of the Common Stock was reduced to $0.36 per share, to adjust for additional shares of Common Stock issued by the Company between August 24, 2004 and the Record Date. This resulted in special dividend payments of $4.9 million in respect of the Common Stock and $1.5 million in respect of the Series A Preferred Stock. Under the respective terms of the stock based compensation plans of the Company, the Company is required to allocate a deemed dividend in respect of shares of restricted Common Stock granted and unvested and/or deposited and credited to participant accounts under the Alpine Deferred Stock Account Plan in an amount equal to any cash dividend paid in respect of the Common Stock. Accordingly, on September 30, 2004, the Company established, but did not yet pay, a total deemed dividend of $0.9 million, $0.6 million of which was recorded to compensation expense during 2004 and $0.08 million in 2005. The remainder will be amortized over the vesting period of such unvested or deferred shares of Common Stock. Any payment of future cash dividends and the amounts thereof will be dependent upon the Company’s earnings, financial requirements and other factors, including contractual obligations.

During the three and nine month periods ended September 30, 2005, 49 and 639 shares, respectively of Series A Preferred Stock were converted into 36,407 and 474,780 shares of Common Stock, respectively.

As of September 30, 2005, Alpine had unrestricted cash, cash equivalents and marketable securities available for sale of approximately $23.2 million. Alpine’s current and anticipated sources of liquidity include existing cash and cash equivalents, and management fees from Alpine Holdco. Pursuant to a management agreement with Alpine Holdco dated December 11, 2002, so long as no event of default exists or is created by such payment under the Revolving Credit Facility, Alpine is entitled to receive from Alpine Holdco an annual management fee (together with any unpaid management fees from prior years), which (effective January 1, 2004) was increased from $1.0 million to $1.8 million, and is reimbursed for all direct costs incurred by it related to the business of Alpine Holdco. Alpine’s ability to receive distributions from Alpine Holdco is restricted under the terms of the Revolving Credit Facility to a maximum of $1.8 million of the aforementioned management fee, amounts representing Alpine’s tax liability in respect of the operations of Alpine Holdco plus $250,000 per year.

23

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

During 2001 and 2002, the Company entered into commercial transactions intended to offset the potential impact of interest rate changes on the Company’s investments, including the investment of the net cash proceeds from the sale of an equity investment and established a tax contingency reserve on its balance sheet corresponding to the realized benefits. At September 30, 2005, the Company has reserved $16.9 million of the related benefit and interest and the amount has been recorded under other long-term liabilities. The Company does not anticipate that any portion of the tax contingency reserve will become payable in the next twelve months.

Since 1993, Alpine has been a party to a guaranty of Superior’s lease obligations relating to Superior’s manufacturing facility in Brownwood, Texas. The lease currently provides for monthly payments of $56,000 subject to adjustments for changes in the consumer price index. The lease term expires in 2018 but may be extended through 2033. As such, the maximum potential amount of future payments under the guaranty through 2018 would be approximately $9 million. Any further extensions would amount to a guarantee of approximately $0.7 million per year. While Alpine’s continuing obligations, if any, under the guaranty are not free from doubt, the Company believes the facility and underlying lease are valuable assets of Superior and expects that Superior will perform as tenant thereunder and continue to pay its obligations. In addition, Alpine would have a claim for indemnification and reimbursement from Superior in respect of any amounts paid by Alpine as guarantor.

Alpine has made short-term advances to the United States subsidiary of Superior Cables Ltd., Alpine’s 46% owned affiliate, secured by United States-based inventory and accounts receivable, at an interest rate of LIBOR plus 1.4% per annum, to augment funding of that affiliate’s growth and working capital, particularly in the United States. As of September 30, 2005, $1.8 million was advanced, total advances will not exceed $2 million and all advances must be repaid on or prior to June 30, 2006.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

The Company’s exposure to market risk primarily relates to interest rates and copper futures used to minimize the price risk associated with copper prices related to the Essex Electric business which has been classified as a discontinued operation in the condensed consolidated financial statements. The cost of copper, Essex Electric’s most significant raw material, has been subject to significant volatility over the past several years.

At September 30, 2005 the Company had approximately $1.5 million of copper futures contracts representing 1.0 million pounds, outstanding as non-designated derivative investments. These contracts were entered into to hedge future finished goods inventory purchases, scheduled for delivery during the fourth quarter of 2005 at a pre-established price and to hedge sales orders booked in September but shipped in October. These contracts were recorded at fair value at September 30, 2005 with any price fluctuations reflected in current earnings in the period ended September 30, 2005, which fluctuations resulted in recording an unrealized loss of $0.3 million. The contracts were liquidated in October 2005 and the loss realized on the hedge was offset by the gain on the purchase of physical goods.

At December 31, 2004, the Company had approximately $9 million of copper futures contracts, representing 6 million copper pounds, outstanding as non-designated derivative instruments. These contracts were entered into to hedge 6 million pounds of copper rod inventory purchased in December 2004, for fabrication and sale in the first quarter of 2005. These contracts were recorded at fair value at December 31, 2004 with any price fluctuations reflected in current earnings in 2004, and were liquidated in the first quarter of 2005, when the underlying asset (i.e. inventory) was sold.

Besides copper, other major raw materials used in Essex Electric’s manufacture of electrical wire include plastics such as polyethylene and polyvinyl chloride (PVC), as well as nylon. These products, while not traded as commodities themselves, are often times influenced by fluctuations in oil prices, as they are oil-based. Historically, these costs have been largely recovered in pricing to customers, since others in the industry are subject to similar price fluctuations. However, since these costs are not priced separately to the customer there can be no assurance that increases in such costs can be fully recovered in pricing to the customer. The Company has not entered into any futures trading or other hedge activities in an attempt to hedge such cost fluctuations.

24

THE ALPINE GROUP, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2005
(unaudited)

The Company has not entered into any interest rate swaps, caps or other arrangements to hedge interest rate exposures. At current borrowing levels a 1% change in interest rates has approximately a $0.4 million annual pre-tax effect.

Item 4. Controls and Procedures

Evaluation of Controls and Procedures

As of the end of the period covered by this Quarterly Report on Form 10-Q, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures was carried out by the Company under the supervision and with the participation of the Company’s management, including the Chief Executive Officer and Chief Financial Officer. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were effective at a reasonable assurance level as of the end of the period covered by this Quarterly Report on form 10-Q. A system of controls, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the system of controls are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. There have been no changes in the Company’s internal control over financial reporting that occurred during the most recent fiscal quarter, or (except as set forth below) subsequent to September 30, 2005 through the date hereof, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

As described in the Explanatory Note hereto, subsequent to the period covered by this report, management of the Company determined that the previously issued financial statements contained in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2005 should be amended and restated to effect the reclassification to discontinued operations described in Note 10 to the accompanying unaudited condensed financial statements of the Company. The Company has implemented additional procedures to assure appropriate classification of operations as discontinued or continuing, principally the use of written checklists containing action items to be completed and initialed by the Company’s Chief Financial Officer and general counsel involving the review of all conditions to the future completion of pending divestiture transactions and the effect of such conditions on appropriate classification as continued or discontinued operations.

Except for the historical information herein, the matters discussed in this quarterly report on form 10-Q include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, prediction and timing of customer orders, the impact of competitive products and pricing, changing economic conditions, including changes in short term interest rates and other risk factors detailed in the Company’s most recent filings with the Securities and Exchange Commission.

25

PART II. OTHER INFORMATION

Item 6. Exhibits

(a)	Exhibits

31.1*	Certification of the Company’s Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification of the Company’s Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32*	Certification of the Company’s Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

——————

*

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2005
THE ALPINE GROUP, INC.

	By:	/s/ David A. Owen
David A. Owen
Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

26

ANNEX X

Unaudited Historical Financial Statements of Essex Electric Inc.

Unaudited Financial Statements as of and for the Periods Ended September 30, 2005 and 2004

ESSEX ELECTRIC INC.
CONDENSED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2005	December 31, 2004

ASSETS
Current assets:
Cash and cash equivalents	$499	$330
Accounts receivable (less allowance of doubtful accounts of $171 and $387, respectively)	61,075	41,091
Inventories (net of LIFO reserves of $22,686 and $22,209 respectively)	22,875	30,417
Other current assets	2,558	3,166
Total current assets	87,007	75,004
Property, plant and equipment, net	17,677	16,849
Other assets	1,272	1,702
Total assets	$105,956	$93,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility	$44,472	$40,250
Accounts payable	18,753	13,965
Accrued expenses	8,651	7,896
Deferred income taxes and income taxes payable	5,300	6,345
Total current liabilities	77,176	68,456
Other long-term liabilities	59	124
Deferred income taxes	2,030	2,390
Warrant	942	936

Stockholders’ equity:
Common stock and paid in capital	13,559	7,321
Predecessor cost carryover	24,564	24,564
Accumulated other comprehensive loss	(25)	(25)
Accumulated deficit	(12,349)	(10,211)
Total stockholders’ equity	25,749	21,649
Total liabilities and stockholders’ equity	$105,956	$93,555

The accompanying notes are an integral part of these consolidated financial statements.

1

ESSEX ELECTRIC INC.
CONDENSED STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2005	2004

Net sales	$300,665	$238,373
Cost of goods sold	283,812	216,635
Gross profit	16,853	21,738
Selling, general and administrative expenses	15,471	15,787
Restructuring and other charges	2,324	3,465
Operating loss	(942)	2,486
Interest expense	(2,624)	(1,663)
Other income, net	13	509
Income (loss) before income taxes	(3,553)	1,332
Income tax benefit (expense)	1,415	(531)
Net income (loss)	$(2,138)	$801

The accompanying notes are an integral part of these consolidated financial statements.

2

ESSEX ELECTRIC INC.
CONDENSED STATEMENT OF STOCKHOLDER’S EQUITY
(in thousands)
(unaudited)

	September 30, 2005	December 31, 2004

Capital in excess of par value:
Balance at beginning of period	$7,321	$7,321
Parent investment in Essex Electric	4,997	—
Minority investment in Essex Electric	1,241	—
Balance at end of period	13,559	7,321

Predecessor cost carryover excess:
Balance at beginning and end of period	24,564	24,564

Accumulated other comprehensive loss:
Balance at beginning of period	(25)	—
Change in minimum pension liability (net of tax benefit of $17)	—	(25)
Balance at end of period	(25)	(25)

Accumulated deficit:
Balance at beginning of period	(10,211)	(5,638)
Net loss	(2,138)	(4,573)
Balance at end of period	(12,349)	(10,211)

Total Stockholder’s equity	$25,749	$21,649

The accompanying notes are an integral part of these consolidated financial statements.

3

ESSEX ELECTRIC INC.
CONDENSED STATEMENT OF CASH FLOWS
(in thousands)
(unaudited)

	September 30, 2005	September 30, 2004

Cash flows from operating activities:
Net Income (loss)	$(2,138)	$801
Adjustments to reconcile income (loss) from continuing operations to net cash (used for) provide by operating activities:
Depreciation	951	582
Amortization of deferred debt issuance costs	275	305
Gainon sale of fixed assets	—	(744)
Asset impairment	(253)	—
Increase in fair value of warrants	6	250
Change in assets and liabilities:
Accounts receivable	(19,984)	(19,053)
Inventories	7,542	10,257
Other current assets	338	953
Current and deferred income taxes	(1,405)	(788)
Accounts payable and accrued expenses	5,543	(6,688)
Other long term liabilities	89	(270)
Cash flows used for operating activities	(9,036)	(14,395)

Cash flows from investing activities:
Capital expenditures	(2,292)	(3,635)
Proceeds from sale of assets	1,037	334
Cash flows used for investing activities	(1,255)	(3,301)

Cash flows from financing activities:
Borrowings under revolving credit facilities, net	4,222	19,222
Decrease in receivable from affiliate	—	366
Parent investment in Essex Electric	4,997	—
Minority investment in Essex Electric	1,241	—
Cash flows provided by financing activities	10,460	19,588

Net increase in cash and cash equivalents	169	1,892
Cash and cash equivalents at beginning of year	330	99
Cash and cash equivalents at end of year	$499	$1,991

Supplemental disclosures:
Cash paid for interest, net of amount capitalized	$2,131	$1,359
Cash paid (refunded) for income taxes, net	(14)	1,210

The accompanying notes are an integral part of these consolidated financial statements.

4

ESSEX ELECTRIC INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
(in thousands)

1. Business Description

The accompanying unaudited financial statements do not include all information and footnotes required by accounting principles generally accepted in the United States of America, however, in the opinion of management, all adjustments necessary for a fair presentation of the results of operations for the relevant periods have been made. Results for the interim periods are not necessarily indicative of the results to be expected for the year. These financial statements should be read in conjunction with the summary of significant accounting policies and the notes to the consolidated financial statements included in the Company’s annual financial statements for the year ended December 31, 2004.

Basis of Presentation — The accompanying financial statements are for Essex Electric Inc. (“Essex Electric” or the “Company”), an 84% owned subsidiary of Alpine Holdco Inc. (“Alpine Holdco”). Alpine Holdco is a 100% owned subsidiary of The Alpine Group, Inc. (“Alpine”).

Business Operations — Essex Electric Inc. was incorporated in December 2002, as a wholly-owned subsidiary of Alpine Holdco, as a result of the Electrical Acquisition discussed below. Essex Electric manufactures and distributes a complete line of electrical building wire.

Acquisition — On December 11, 2002, Alpine Holdco acquired from Superior TeleCom, Inc. (“Superior”) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is owned and operated by Essex Electric. The acquisition is referred to as the “Electrical Acquisition.” The purchase included the issuance of a warrant to Superior to purchase 199 shares of the capital stock of Essex Electric. The warrant is recorded as a $0.9 million liability in the balance sheets at September 30, 2005 and December 31, 2004 which approximates fair value.

Stock Transactions — In September 2003, Alpine Holdco subscribed for and purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior exercised its rights under a security holder’s agreement and subscribed for and purchased 169 newly issued shares of common stock of Essex Electric. This security holder’s agreement was executed at the time of and in conjunction with the Electrical Acquisition. As a result of the sales and issuance of common stock by Essex Electric, Alpine Holdco and Superior owned approximately 90% and 10%, respectively, of the total outstanding stock of Essex Electric at December 31, 2004.

In January 2005, Alpine Holdco purchased 1,792 shares of Essex Electric common stock for a cash purchase price of $5.0 million and Superior purchased 445 shares of Essex Electric common stock for an aggregate cash purchase price of $1.2 million and Holdco purchased 1,792 shares of Essex Electric common stock for a cash purchase price of $5.0 million. Following the aforementioned investment, Alpine Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively.

Essex Electric Sale — On September 30, 2005, Essex Electric Inc. entered into an agreement to sell substantially all of the assets of its electrical wire business (the “Essex Electric Sale”) to the Southwire Company (“Southwire”). The agreement provides for the sale by Essex Electric of all of its closing date building wire related inventory and prepaid assets, its Florence, Alabama manufacturing plant and equipment, and the assumption by Southwire of certain contracts and selected current liabilities related to the business. Essex Electric will retain substantially all of its other liabilities including the indebtedness under its revolving credit facility.  Excluded from the sale are cash and cash equivalents and accounts receivable of Essex Electric, a copper scrap reclamation plant and operation based in Jonesboro, Indiana, a plastic resin compounding plant and operation based in Marion, Indiana, and three leased warehouse distribution centers. The scrap reclamation operation services both Essex Electric’s internal requirements for scrap processing, as well as outside customers. The purchase price is the sum of (i) $27 million plus (ii) the closing date value of Essex Electric’s inventory and certain prepaid assets. The sale is subject to approval by shareholders of Alpine and is currently expected to close in early 2006. The net assets to be disposed of do not meet all of the requirements of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, for assets to be classified as held for sale or discontinued operations due to the requirement that the stockholders must approve the Essex Electric Sale.

5

ESSEX ELECTRIC INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (Continued)
(in thousands)

2. Summary of Significant Accounting Policies

Cash and Cash Equivalents — All highly liquid investments purchased with a maturity at acquisition of 90 days or less are considered to be cash equivalents.

Accounts Receivable — Accounts receivable are net of allowances for doubtful accounts of $0.2 million and $0.4 million at September 30, 2005 and December 31, 2004, respectively. The Company determines the allowance based on its historical write-off experience and a review of certain specific accounts. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Inventories — Inventories are stated at the lower of cost or market. At September 30, 2005 and 2004, cost for the inventory is determined using the last-in, first-out (“LIFO”) method. The Company determines whether a lower of cost or market provision is required on a quarterly basis by analyzing whether inventory on hand can be sold at a profit based upon current selling prices less variable selling costs. No provision was required in 2005 or 2004. Inventories include costs of materials, labor and manufacturing overhead. See Note 3.

Property, Plant and Equipment — Property, plant and equipment are stated at cost, less accumulated depreciation and amortization. Leasehold improvements are amortized over the lesser of the estimated useful lives of the assets or the lease term. Depreciation and amortization are provided over the estimated useful lives of the assets using the straight-line method. The estimated lives are as follows:

Buildings and improvements	6 to 40 years
Machinery and equipment	3 to 15 years

Maintenance and repairs are charged to expense as incurred. Long-term improvements are capitalized as additions to property, plant and equipment. Upon retirement or other disposal, the asset cost and related accumulated depreciation are removed from the accounts and the net amount, less any proceeds, is charged or credited to income. Interest is capitalized during the active construction period of major capital projects. During the years ended December 31, 2004 and 2003 there was no interest capitalized in connection with capital projects.

Assets Held for Sale — The Company has recorded assets held for sale at the lower of historical cost or estimated selling price less costs to sell.

Deferred Financing Costs — Origination costs incurred in connection with outstanding debt financings are included in the consolidated balance sheet. These deferred financing costs are being amortized over the lives of the related debt on an effective interest rate basis and are charged to operations as additional interest expense. During the fourth quarter of 2003, the Company amended the revolving credit facility to reduce the maximum amount of lender commitments available thereunder by 30% and therefore 30% ($0.6 million) of remaining deferred financing costs were written off. Total deferred financing costs at September 30, 2005 and 2004 were approximately $0.9 million and $1.2 million, respectively.

Amounts Due Customers — Included in accrued expenses at September 30, 2005 and December 31, 2004 are certain amounts due customers totaling $5.0 million and $4.3 million, respectively, representing cash discount liabilities to customers who meet certain contractual sales volume criteria. Such discounts are paid periodically to those qualifying customers. These liabilities are recorded as reductions to revenue as customers purchase toward required volume levels.

Income Taxes — The Company is included in the consolidated tax return of Alpine and has accounted for current and deferred taxes as if the Company were a separate taxpayer. Therefore, the Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for both the expected future tax impact of temporary differences arising from assets and liabilities whose tax bases are different from financial statement amounts and for the expected future tax benefit to be derived from tax loss

6

ESSEX ELECTRIC INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (Continued)
(in thousands)

2. Summary of Significant Accounting Policies (Continued)

carryforwards. The Company evaluates available evidence about future taxable income and other possible sources of realization of deferred tax assets to determine the valuation allowance, if any, related to those assets.

Derivative Financial Instruments — The Company applies SFAS No. 133 Accounting for Derivative Instruments and Hedging Activities as amended by SFAS No. 137 and SFAS No. 138. These statements establish accounting and reporting standards for derivative instruments and require recognition of all derivatives as either assets or liabilities in the statements of financial position and measurement of those instruments at fair value.

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a non-designated derivative instrument. Changes in the fair value of derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the consolidated statements of operations in the same line item. Changes in the fair value of cash flow hedges are recorded in accumulated other comprehensive income with any ineffective portion immediately recognized in earnings. Changes in the fair value of non-designated derivative contracts are reported in current earnings. At September 30, 2005 and December 31, 2004, the Company had approximately $1.5 and $8.0 million, respectively, of copper futures contracts representing 1.0 and 6.0 million copper pounds, respectively, outstanding as non-designated derivative instruments. These contracts were recorded at fair value at September 30, 2005 and December 31, 2004.

The Company does not currently utilize any hedging instruments that would qualify for hedge accounting treatment. If such transactions were to arise, the Company would formally document all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions. Derivative financial instruments and derivative transactions reflected in the consolidated financial statements are discussed in Note 8.

Revenue Recognition — Revenue is recognized when the product is shipped to the customer, which is when title and risk of loss pass. The Company’s price to the buyer is fixed and determinable based upon the price set forth in a written order from the customer. Allowances for discounts and sales incentives are made at the time of sale based on incentive programs available to the customer. The cost of these programs is dependent on various factors including the timing of the sale and the volume of sales achieved by the customer. The Company monitors these factors and records estimated obligations based on current sales levels as a reduction of revenue over the periods earned.

Impairment of Long-Lived Assets — The Company accounts for impairments of long-lived assets in accordance with SFAS No. 144, Accounting for the Impairment for Disposal of Long-lived Assets. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of or held and used. SFAS No. 144 also changes the criteria for classifying an asset as held for sale, broadens the scope of businesses to be disposed of that qualify for reporting as discontinued operations and changes the timing of recognizing losses on such actions. In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset group. Assets to be disposed of are included in other current assets and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet. See Note 7 for details.

7

ESSEX ELECTRIC INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (Continued)
(in thousands)

2. Summary of Significant Accounting Policies (Continued)

Shipping and Handling — All shipping and handling costs are included in costs of sales and all billings associated with these costs are included in revenues.

Warrant — In connection with the Electrical Acquisition, a warrant was issued to Superior to purchase 199 shares of common stock of Essex Electric at a fixed price of $0.6 million (the “Warrant”). The term of the Warrant is five years from the acquisition date. The Warrant is only exercisable in connection with certain events or transactions including the complete or partial sale of the Company, an initial public offering or within 30 days of expiration.

Use of Estimates — The Company’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant items subject to such estimates and assumptions include the carrying amount of property, plant and equipment and intangible assets; valuation allowances for receivables, inventories, deferred income tax assets and income tax contingencies; self-insurance reserves; valuation of derivative instruments; and obligations related to employee benefits. Actual results could differ from those estimates.

3. Inventories

At September 30, the components of inventories are as follows:

	September 30, 2005	December 31, 2004
	(in thousands)
Raw Materials	$5,506	$15,169
Work in process	5,836	5,476
Finished Goods	34,219	31,981
	45,561	52,626
LIFO Reserve	(22,686)	(22,209)
	$22,875	$30,417

All inventories at September 30, 2005 and December 31, 2004, are valued using the LIFO method of accounting. Effective December 11, 2002, in connection with the Electrical Acquisition, the Company established two LIFO pools for inventory consisting, respectively, of copper and all other inventory components. An actual valuation of inventory under the LIFO method can be made only at the end of each year based on the inventory levels and cost as of that time. Accordingly, interim LIFO calculations must be based on management’s estimates of expected year-end inventory levels and costs. Because these are subject to many factors beyond management’s control, interim results are subject to the final year-end LIFO inventory valuation. During the nine months ended September 30, 2005 and 2004, the Company recorded an estimated LIFO decrement of $6.0 and $1.5 million, respectively to cost of goods sold.

8

ESSEX ELECTRIC INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (Continued)
(in thousands)

4. Property, Plant and Equipment

Property, plant and equipment consist of the following:

	September 30, 2005	December 31, 2004

Land	$160	$160
Buildings	4,159	3,972
Equipment	13,159	12,212
Construction in process	2,383	1,914
Subtotal	19,861	18,258
Accumulated depreciation	(2,184)	(1,409)
	$17,677	$16,849

Depreciation expense for the nine months ended September 30, 2005 and 2004, was $1.0 and $0.6 million, respectively.

Assets held for sale of $1.0 and $0.6 million as of September 30, 2005 and December 31, 2004, respectively, are classified as other current assets.

5. Accrued Expenses

At December 31 Accrued expenses consist of the following:

	September 30, 2005	December 31, 2004

Accrued wages, salaries and employee benefits	$1,292	$1,601
Amounts due customers	5,025	4,326
Other accrued expenses	2,334	1,969
	$8,651	$7,896

6. Revolving Credit Facility

In connection with the Electrical Acquisition, Alpine Holdco entered into a Loan and Security Agreement (the “Revolving Credit Facility”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and Service Company (“DNE Manufacturing”) and DNE Technologies, Inc. (“DNE Technologies”) as borrowers and DNE Systems as Credit party (such parties sometimes collectively are called “Companies”) certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. The Revolving Credit Facility was amended once during 2004 on November 10 and was amended on February 28, 2005 to revise certain covenants for 2005.

On July 29, 2004, the lenders released each of DNE Systems, DNE Technologies, and DNE Manufacturing (collectively the “DNE Parties” or “DNE”) from all of their obligations under the Revolving Credit Facility (since DNE was sold), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications agreed to by the parties as a result of the sale of DNE and to establish revised financial and other covenant provisions.

9

ESSEX ELECTRIC INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (Continued)
(in thousands)

6. Revolving Credit Facility (Continued)

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at September 30, 2005 and December 31, 2004 was 7.12% and 6.05%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. The Companies were in compliance with all applicable covenants at September 30, 2005. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets.

Unless previously accelerated as a result of default, the Revolving Credit Facility matures in December 2007. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability.

The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount for the remaining term of the Revolving Credit Facility. At any time after December 11, 2004, the Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At September 30, 2005 and December 31, 2004, outstanding borrowings under the Revolving Credit Facility were $44.5 million and $40.2 million, respectively. At September 30, 2005 the Companies had $23.5 million of borrowing availability.

7. Asset Impairment, Restructuring and Other Charges

During the nine month periods ended September 30, 2005 and 2004, the Company recorded $2.3 million and $3.8 million for 2005 and 2004, respectively, of restructuring and other charges. The 2005 charges included $0.8 million of employee related costs from the announced closing of Essex Electric’s Anaheim, CA operation. Additional costs associated with the Anaheim closure, such as facility exit and transition costs, will be expensed as incurred during the remainder of 2005. The remaining restructuring charges incurred during the 2005 were $1.5 million, consisting of cost related to the wind down of other Essex Electric facilities previously closed, idled warehouse space within existing distribution warehouses resulting from restructuring the business, and other miscellaneous expense related to the Company’s restructuring.

The following table illustrates the restructuring reserve and the 2005 related activities:

	December 31, 2004	Charges	Payments	September 30, 2005
	(in thousands)
Employee related costs	—	$800	$589	$211
Facility exit costs	—	1,251	1,251	—
Equipment and inventory relocation costs and other costs	—	272	272	—
	—	$2,323	$2,112	$211

10

ESSEX ELECTRIC INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS (Continued)
(in thousands)

7. Asset Impairment, Restructuring and Other Charges (Continued)

	December 31, 2003	Charges	Payments	September 30, 2004
	(in thousands)
Employee related costs	$972	$89	$1,012	$49
Facility exit costs	29	556	585	—
Equipment and inventory relocation costs and other costs	—	2,820	2,820	—
	$1,001	$3,465	$4,417	$49

Asset impairments were recognized during 2003 at the Sikeston facility for items idled during the restructuring efforts and later identified for sale. The targeted assets had an original net book value of $1.1 million of which $0.5 million impairment write-off was recognized to reduce the cost to its fair market value. The resulting $0.6 million value is reported as assets held for sale at December 31, 2003. An additional impairment was taken at the Florence facility for assets involved in exiting the industrial products line. The total impairment loss amounted to $0.1 million with a residual assets held for sale, valued at $0.1 million.

In connection with the Company’s restructuring efforts, a manufacturing facility was sold for $6.0 million (less closing costs of $0.4 million) in September 2003. The carrying value of the facility at the date of the sales was $3.0 million. The Company entered into an agreement with the purchaser to lease the facility for six months subsequent to the sale and subsequently extended it through June 2005. As a result of the transaction, the Company recognized a gain of $1.7 million and deferred $0.9 million which was amortized to income during 2004, in accordance with SFAS No. 98, Accounting for Leases. The realized gain has been recorded in other income (expense).

8. Derivative Financial Instruments and Fair Value Information

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a hedge of a net investment in a foreign operation, or (iv) a non-designated derivative instrument. The Company has in the past engaged in certain derivatives that are classified as fair value hedges, cash flow hedges and non-designated derivative instruments. Changes in the fair value of derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the consolidated statements of operations in the same line item. Changes in the fair value of non-designated derivative contracts are reported in current earnings.

Commodity Price Risk Management — The cost of copper, the Company’s most significant raw material has been subject to significant volatility over the past several years. During March 2005, the Company entered into copper futures contracts with a market value of approximately $7 million to hedge 5 million pounds of future finished goods inventory purchases scheduled for delivery during the last three quarters of 2005 at a pre-established price. At September 30, 2005, approximately $1.5 million of net copper futures contracts, representing 1.0 million pounds of copper, remained outstanding as non-designated derivative instruments to hedge 1.0 million copper pounds of future finished goods inventory purchases that were scheduled for delivery during the last quarter of 2005. These contracts were recorded at fair value at September 30, 2005, which resulted in recording a net unrealized hedge loss of $0.3 million that was offset by a $0.3 million gain on the mark-to-market on the purchase commitment. The contracts were liquidated in October 2005 and the loss of $0.1 million realized on the hedge was offset by the gain on the purchase of physical goods.

11

ESSEX ELECTRIC INC.
BALANCE SHEETS
Unaudited Financial Statements for the Years Ended December 31, 2004 and 2003
(in thousands)
(unaudited)

	December 31, 2004	December 31, 2003

ASSETS
Current assets:
Cash and cash equivalents	$330	$99
Accounts receivable (less allowance of doubtful accounts of $387 and $263, respectively)	41,091	32,328
Inventories (net of LIFO reserves of $22,209 and $9,007, respectively)	30,417	37,169
Other current assets	3,166	2,714
Total current assets	75,004	72,310
Property, plant and equipment, net	16,849	14,082
Other assets	1,702	2,252
Total assets	$93,555	$88,644

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility	$40,250	$17,189
Accounts payable	13,965	21,123
Accrued expenses	7,896	9,499
Deferred income taxes and income taxes payable	6,345	10,510
Total current liabilities	68,456	58,321
Other long-term liabilities	124	121
Deferred income taxes	2,390	2,955
Warrant	936	1,000

Stockholders’ equity:
Common stock and paid in capital	7,321	7,321
Predecessor cost carryover	24,564	24,564
Accumulated other comprehensive loss	(25)	—
Accumulated deficit	(10,211)	(5,638)
Total stockholders’ equity	21,649	26,247
Total liabilities and stockholders’ equity	$93,555	$88,644

The accompanying notes are an integral part of these consolidated financial statements.

12

ESSEX ELECTRIC INC.
STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

	Year Ended December 31
	2004	2003

Net sales	$315,894	$302,112
Cost of goods sold	296,338	286,947
Gross profit	19,556	15,165
Selling, general and administrative expenses	21,146	29,563
Restructuring and other charges	3,917	14,144
Operating loss	(5,507)	(28,542)
Interest expense	(2,521)	(3,238)
Other income, net	113	2,771
Loss before income taxes	(7,915)	(29,009)
Benefit for income taxes	3,342	11,067
Net loss	$(4,573)	$(17,942)

The accompanying notes are an integral part of these consolidated financial statements.

13

ESSEX ELECTRIC INC.
STATEMENT OF STOCKHOLDER’S EQUITY
(in thousands)
(unaudited)

	December 31, 2004	December 31, 2003

Capital in excess of par value:
Balance at beginning of period	$7,321	$5,001
Parent investment in Essex Electric	—	1,849
Minority investment in Essex Electric	—	471
Balance at end of period	7,321	7,321

Predecessor cost carryover excess:
Balance at beginning and end of period	24,564	24,564

Accumulated other comprehensive loss:
Balance at beginning of period	—	—
Change in minimum pension liability (net of tax benefit of $17)	(25)	—
Balance at end of period	(25)	—

Accumulated deficit:
Balance at beginning of period	(5,638)	12,304
Net loss	(4,573)	(17,942)
Balance at end of period	(10,211)	(5,638)

Total stockholder’s equity	$21,649	$26,247

The accompanying notes are an integral part of these consolidated financial statements.

14

ESSEX ELECTRIC INC.
STATEMENT OF CASH FLOWS
(in thousands)
(unaudited)

	December 31, 2004	December 31, 2003

Cash flows from operating activities:
Net loss	$(4,573)	$(17,942)
Adjustments to reconcile loss from continuing operations to net cash (used for) provide by operating activities:
Depreciation	858	690
Amortization of deferred debt issuance costs	379	1,152
Gain on pension	(25)	—
Gain on sale of fixed assets	(51)	(2,670)
Asset impairment	20	592
Decrease in fair value of warrants	(64)	—
Change in assets and liabilities:
Accounts receivable	(8,763)	25,381
Inventories	6,752	36,974
Other current assets	(35)	2,223
Current and deferred income taxes	(4,730)	(11,113)
Accounts payable and accrued expenses	(8,070)	(863)
Other long term liabilities	(189)	(251)
Cash flows provided by (used for) operating activities	(18,491)	34,173

Cash flows from investing activities:
Capital expenditures	(5,036)	(7,374)
Proceeds from sale of assets	334	10,828
Cash flows provided by (used for) investing activities	(4,702)	3,454

Cash flows from financing activities:
Borrowings (repayments) under revolving credit facilities, net	23,061	(51,782)
Decrease in receivable from affiliate	363	8,067
Debt/equity issuance costs	—	(300)
Parent investment in Essex Electric	—	1,849
Minority investment in Essex Electric	—	471
Cash flows provided by (used for) financing activities	23,424	(41,695)

Net increase (decrease) in cash and cash equivalents	231	(4,068)
Cash and cash equivalents at beginning of year	99	4,167
Cash and cash equivalents at end of year	$330	$99

Supplemental disclosures:
Cash paid for interest, net of amount capitalized	$2,142	$2,409
Cash paid for income taxes, net	991	467

The accompanying notes are an integral part of these consolidated financial statements.

15

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003
(in thousands)

1. Business Description

Basis of Presentation — The accompanying financial statements represent Essex Electric Inc. (“Essex Electric” or the “Company”), an 84% owned subsidiary of Alpine Holdco Inc. (“Alpine Holdco”). Alpine Holdco is a 100% owned subsidiary of The Alpine Group, Inc. (“Alpine”).

Business Operations — Essex Electric Inc. was incorporated in December 2002, as a wholly-owned subsidiary of Alpine Holdco, as a result of the Electrical Acquisition discussed below. Essex Electric manufactures and distributes a complete line of electrical building wire.

Acquisition — On December 11, 2002, Alpine Holdco acquired from Superior TeleCom, Inc. (“Superior”) substantially all of the assets, subject to related accounts payable and accrued liabilities, of Superior’s electrical wire business, which is owned and operated by Essex Electric. The acquisition is referred to as the “Electrical Acquisition.” The purchase included the issuance of a warrant to Superior to purchase 199 shares of the capital stock of Essex Electric. The warrant is recorded as a liability in the balance sheets at December 31, 2004 and December 31, 2003 at $0.9 million and $1.0 million, respectively and approximates fair value.

In connection with the Electrical Acquisition, Alpine Holdco, Essex Electric and Superior entered into a supply and transitional services agreement and on November 7, 2003 the agreement was replaced by a new supply and services agreement between Superior Essex Inc. (the successor company to Superior pursuant to the Plan of Reorganization) and Essex Electric, (collectively, the “Supply Agreements”). The Supply Agreements provided for the purchase from Superior of certain specified quantities of copper rod and certain transitional administrative services to Alpine Holdco and Essex Electric. The Supply Agreements expired on December 31, 2004. The total cost of copper rod purchased under the Supply Agreements in 2004 and 2003 was $89.2 and $99.6 million, respectively and the cost for administrative services for 2004 and 2003 was $1.4 and $4.4 million, respectively.

Stock Transactions — In September 2003, Alpine Holdco subscribed for and purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior exercised its rights under a securityholder’s agreement and subscribed for and purchased 169 newly issued shares of common stock of Essex Electric. This securityholder’s agreement was executed at the time of and in conjunction with the Electrical Acquisition. As a result of the sales and issuance of common stock by Essex Electric, Alpine Holdco and Superior owned approximately 90% and 10%, respectively, of the total outstanding stock of Essex Electric at December 31, 2004.

In January 2005, Alpine Holdco purchased 1,792 shares of Essex Electric common stock for a cash purchase price of $5.0 million and Superior purchased 445 shares of Essex Electric common stock for an aggregate cash purchase price of $1.2 million and Holdco purchased 1,792 shares of Essex Electric common stock for a cash purchase price of $5.0 million. Following the aforementioned investment, Alpine Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively.

2. Summary of Significant Accounting Policies

Cash and Cash Equivalents — All highly liquid investments purchased with a maturity at acquisition of 90 days or less are considered to be cash equivalents.

Accounts Receivable — Accounts receivable are net of allowances for doubtful accounts of $0.4 million and $0.3 million at December 31, 2004 and December 31, 2003, respectively. The Company determines the allowance based on its historical write-off experience and a review of certain specific accounts. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

16

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

2. Summary of Significant Accounting Policies (Continued)

Inventories — Inventories are stated at the lower of cost or market. At December 31, 2004 and 2003, cost for the inventory is determined using the last-in, first-out (“LIFO”) method. The Company determines whether a lower of cost or market provision is required on a quarterly basis by analyzing whether inventory on hand can be sold at a profit based upon current selling prices less variable selling costs. No provision was required in 2004 or 2003. Inventories include costs of materials, labor and manufacturing overhead. See Note 3.

Property, Plant and Equipment — Property, plant and equipment are stated at cost, less accumulated depreciation and amortization. Leasehold improvements are amortized over the lesser of the estimated useful lives of the assets or the lease term. Depreciation and amortization are provided over the estimated useful lives of the assets using the straight-line method. The estimated lives are as follows:

Buildings and improvements	6 to 40 years
Machinery and equipment	3 to 15 years

Maintenance and repairs are charged to expense as incurred. Long-term improvements are capitalized as additions to property, plant and equipment. Upon retirement or other disposal, the asset cost and related accumulated depreciation are removed from the accounts and the net amount, less any proceeds, is charged or credited to income. Interest is capitalized during the active construction period of major capital projects. During the years ended December 31, 2004 and 2003 there was no interest capitalized in connection with capital projects.

Assets Held for Sale — The Company has recorded assets held for sale at the lower of historical cost or estimated selling price less costs to sell.

Deferred Financing Costs — Origination costs incurred in connection with outstanding debt financings are included in the consolidated balance sheet. These deferred financing costs are being amortized over the lives of the related debt on an effective interest rate basis and are charged to operations as additional interest expense. During the fourth quarter of 2003, the Company amended the revolving credit facility to reduce the maximum amount of lender commitments available thereunder by 30% and therefore 30% ($0.6 million) of remaining deferred financing costs were written off. Total deferred financing costs at December 31, 2004 and 2003 were approximately $1.2 million and $1.6 million, respectively.

Amounts Due Customers — Included in accrued expenses at December 31, 2004 and 2003 are certain amounts due customers totaling $4.3 million and $4.1 million, respectively, representing cash discount liabilities to customers who meet certain contractual sales volume criteria. Such discounts are paid periodically to those qualifying customers. These liabilities are recorded as reductions to revenue as customers purchase toward required volume levels.

Income Taxes — The Company is included in the consolidated tax return of Alpine and has accounted for current and deferred taxes as if the Company were a separate taxpayer. Therefore, the Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for both the expected future tax impact of temporary differences arising from assets and liabilities whose tax bases are different from financial statement amounts and for the expected future tax benefit to be derived from tax loss carryforwards. The Company evaluates available evidence about future taxable income and other possible sources of realization of deferred tax assets to determine the valuation allowance, if any, related to those assets.

Derivative Financial Instruments — The Company applies SFAS No. 133 Accounting for Derivative Instruments and Hedging Activities as amended by SFAS No. 137 and SFAS No. 138. These statements establish accounting and reporting standards for derivative instruments and require recognition of all derivatives as either assets or liabilities in the statements of financial position and measurement of those instruments at fair value.

17

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

2. Summary of Significant Accounting Policies (Continued)

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered, the Company designates the derivative as either (i) a fair value hedge of a recognized asset or liability, (ii) a cash flow hedge of a forecasted transaction, (iii) a non-designated derivative instrument. Changes in the fair value of derivatives that are designated as fair value hedges and the underlying exposure being hedged are adjusted to fair value and are recorded in the consolidated statements of operations in the same line item. Changes in the fair value of cash flow hedges are recorded in accumulated other comprehensive income with any ineffective portion immediately recognized in earnings. Changes in the fair value of non-designated derivative contracts are reported in current earnings. At December 31, 2004 and 2003, the Company had approximately $8 and $13 million, respectively, of copper futures contracts representing 6 and 12 million copper pounds, respectively, outstanding as non-designated derivative instruments. These contracts were recorded at fair value at December 31, 2004 and 2003.

The Company does not currently utilize any hedging instruments that would qualify for hedge accounting treatment. If such transactions were to arise, the Company would formally document all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions. Derivative financial instruments and derivative transactions reflected in the consolidated financial statements are discussed in Note 9.

Revenue Recognition — Revenue is recognized when the product is shipped to the customer, which is when title and risk of loss pass. The Company’s price to the buyer is fixed and determinable based upon the price set forth in a written order from the customer. Allowances for discounts and sales incentives are made at the time of sale based on incentive programs available to the customer. The cost of these programs is dependent on various factors including the timing of the sale and the volume of sales achieved by the customer. The Company monitors these factors and records estimated obligations based on current sales levels as a reduction of revenue over the periods earned.

Impairment of Long-Lived Assets — The Company accounts for impairments of long-lived assets in accordance with SFAS No. 144, Accounting for the Impairment for Disposal of Long-lived Assets. SFAS No. 144 provides a single accounting model for long-lived assets to be disposed of or held and used. SFAS No. 144 also changes the criteria for classifying an asset as held for sale, broadens the scope of businesses to be disposed of that qualify for reporting as discontinued operations and changes the timing of recognizing losses on such actions. In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset group. Assets to be disposed of are included in other current assets and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet. The loss on asset sales and impairments for 2004 and 2003 were $0.0 and $0.6 million, respectively. See Note 8 for details.

Shipping and Handling — All shipping and handling costs are included in costs of sales and all billings associated with these costs are included in revenues.

Warrant — In connection with the Electrical Acquisition, a warrant was issued to Superior to purchase 199 shares of common stock of Essex Electric at a fixed price of $0.6 million (the “Warrant”). The term of the Warrant is five years from the acquisition date. The Warrant is only exercisable in connection with certain events or transactions including the complete or partial sale of the Company, an initial public offering or within 30 days of expiration.

18

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

2. Summary of Significant Accounting Policies (Continued)

Use of Estimates — The Company’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant items subject to such estimates and assumptions include the carrying amount of property, plant and equipment and intangible assets; valuation allowances for receivables, inventories, deferred income tax assets and income tax contingencies; self-insurance reserves; valuation of derivative instruments; and obligations related to employee benefits. Actual results could differ from those estimates.

Recent Accounting Standards — The Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities effective January 1, 2003. SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (“EITF”) Issue 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity . The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002. The restructuring costs incurred during the year ended December 31, 2003 and 2004 have been accounted for in accordance with SFAS No. 146.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4,  clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This statement is effective October 1, 2005. The Company is assessing, but does not believe that SFAS No. 151 will have a material effect on its financial position, results of operations or cash flows

3. Inventories

At December 31, the components of inventories are as follows:

	2004	2003
	(in thousands)
Raw Materials	$15,169	$15,358
Work in process	5,476	4,417
Finished Goods	31,981	26,401
	52,626	46,176
LIFO Reserve	(22,209)	(9,007)
	$30,417	$37,169

All inventories at December 31, 2004 and 2003, are valued using the LIFO method of accounting. Effective December 11, 2002, in connection with the Electrical Acquisition, the Company established two LIFO pools for inventory consisting, respectively, of copper and all other inventory components. During 2004, the Company recorded a decrement of $2.1 million on its LIFO reserve in cost of goods sold.

19

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

4. Property, Plant and Equipment

Property, plant and equipment as of December 31 consist of the following:

	2004	2003

Land	$160	$517
Buildings	3,972	4,877
Equipment	12,212	5,093
Construction in process	1,914	4,159
Subtotal	18,258	14,646
Accumulated depreciation	(1,409)	(564)
	$16,849	$14,082

Included in the amounts above are the following:

Assets held for future use (net of accumulated depreciation of $9 and $70, respectively	$31	$582

Assets not in service (net of accumulated depreciation of $14)	$0	$638

Depreciation expense for the years ended December 31, 2004 and 2003, was $0.9 and $0.7 million, respectively.

Assets held for sale of $1.0 and $0.6 million as of December 31, 2004 and 2003, respectively, are classified as other current assets.

In accordance with the provision of SFAS 116, Accounting for Contributions Received and Contributions, Made the Company recorded a $0.6 million loss on the disposal of land and building which was donated to the City of Sikeston during December 2004. The Company recorded a tax benefit of $1.0 million for the tax effect of the deduction for the donation.

5. Accrued Expenses

At December 31 accrued expenses consist of the following:

	2004	2003

Accrued wages, salaries and employee benefits	$1,601	$1,636
Amounts due customers	4,326	4,142
Accrual for restructuring activities	—	1,001
Other accrued expenses	1,969	2,720
	$7,896	$9,499

6. Revolving Credit Facility

In connection with the Electrical Acquisition, Alpine Holdco entered into a Loan and Security Agreement (the “Revolving Credit Facility”), dated as of December 11, 2002, by and among Alpine Holdco, Essex Electric, DNE Manufacturing and Service Company (“DNE Manufacturing”) and DNE Technologies, Inc. (“DNE Technologies”) as borrowers and DNE Systems as Credit party (such parties sometimes collectively are called “Companies”) certain financial institutions party thereto as lenders, Congress Financial Corporation, as documentation agent, and Foothill Capital Corporation, as arranger and administrative agent. The Revolving Credit Facility was amended once during 2004 on November 10 and was amended on February 28, 2005 to revise certain covenants for 2005.

20

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

6. Revolving Credit Facility

On July 29, 2004, the lenders released each of DNE Systems, DNE Technologies, and DNE Manufacturing (collectively the “DNE Parties” or “DNE”) from all of their obligations under the Revolving Credit Facility (since DNE was sold), released all property of the DNE Parties from the liens granted for the benefit of the lenders under the Revolving Credit Facility and all of the outstanding and issued capital stock of the DNE Parties from the pledge thereof delivered in connection with the Revolving Credit Facility, and the DNE Parties no longer are “Borrowers” or a “Credit Party”, as the case may be, under the Revolving Credit Facility. Accordingly, from and after July 29, 2004, the DNE Parties are not included in the term “Companies”. The Revolving Credit Facility was amended on November 10, 2004 to reflect modifications agreed to by the parties as a result of the sale of DNE and to establish revised financial and other covenant provisions.

The terms of the Revolving Credit Facility provided for a maximum committed amount of $100 million at its inception which, at the request of the Companies was reduced to $70 million on December 8, 2003. Borrowing availability is determined by reference to a borrowing base which permits advances to be made at various net valuation rates against various assets of the Companies. Interest is payable monthly in cash in arrears and is based on, at Alpine Holdco’s option, LIBOR or prime rates plus a fixed margin. The weighted average interest rate at December 31, 2004 and 2003 was 6.05% and 4.46%, respectively. The Revolving Credit Facility also provides for maintenance of financial covenants and ratios relating to minimum EBITDA and tangible net worth, and includes restrictions on capital expenditures, payment of cash dividends and incurrence of indebtedness. The Companies were in compliance with all applicable covenants at December 31, 2004. Outstanding obligations under the Revolving Credit Facility are secured by a lien on all of the Companies’ tangible and intangible assets.

Unless previously accelerated as a result of default, the Revolving Credit Facility matures in December 2007. However, in accordance with Emerging Issues Task Force Issue 95-22, Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement, borrowings under the Revolving Credit Facility have been classified as a current liability.

The Companies may terminate the Revolving Credit Facility at any time upon 45 days’ prior written notice and payment of all outstanding borrowings, together with unpaid interest, and a termination fee equal to 0.75% of the maximum committed amount for the remaining term of the Revolving Credit Facility. At any time after December 11, 2004, the Companies may, upon 30 days’ prior written notice, permanently reduce the maximum committed amount without penalty or premium. At December 31, 2004 and 2003, outstanding borrowings under the Revolving Credit Facility were $40.2 million and $17.2 million, respectively. At December 31, 2004 the Companies had $14.6 million of borrowing availability.

21

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

7. Income Taxes

The benefit for income taxes for the years ended December 31 consists of the following:

	2004	2003

Current:
Federal	$962	$(83)
State	249	(12)
Total current	1,211	(95)

Deferred:
Federal	1,583	9,703
State	548	1,459
Income taxes	2,131	11,162
Total income tax benefit	$3,342	$11,067

Principal reasons for the difference between the federal statutory income tax rate and the Company’s effective income tax rate as of December 31 were as follows:

	2004	2003

Federal statutory income tax rate	$2,770	$10,153
State income taxes - net of federal income tax effect	518	941
Tax benefit on charitable contribution of building	722	—
Other - net	(668)	(27)
Income tax benefit recorded	$3,342	$11,067

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets (liabilities) resulting from temporary differences as follows:

	2004	2003

Deferred tax assets:
Accruals and reserves not currently deductible	$215	$601
Net operating loss carryforwards	2,451	—
Other	67	—
Total deferred tax assets	$2,733	$601

Deferred tax liabilities:
Inventory	(2,471)	(10,978)
Depreciation	(8,997)	(2,957)
Total deferred tax liabilities	(11,468)	(13,935)
Net deferred tax liability	$8,735	$(13,334)

Deferred taxes are presented in the consolidated balance sheets as of December 31 as follows:

	2004	2003

Current deferred tax liability	$(6,345)	$(10,379)
Noncurrent deferred tax liability	$(2,390)	$(2,955)

22

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

8. Asset Impairment, Restructuring and Other Charges

During the years ended December 31, 2004 and 2003, the Company recorded $3.9 and $14.1 million, respectively, of restructuring and other charges comprised of costs related to relocation and installation of certain equipment from closed facilities and the start-up of new manufacturing processes at the Company’s Florence, AL manufacturing facility; costs associated with winding-down the Company’s Sikeston, MO operation; and costs related to the wind-down of other facilities previously closed and other miscellaneous expenses related to the Company’s restructuring.

The following tables illustrate the restructuring reserve and the 2004 and 2003 related activities:

	2003	Charges	Payments	2004
	(in thousands)
Employee severance	$1,001	$19	$1,020	$—
Facility exit costs	—	935	935	—
Equipment and inventory relocation costs and other costs	—	2,963	2,963	—
	$1,001	$3,917	$4,918	$—

	2002	Charges	Payments	2003
	(in thousands)
Employee severance	$1,227	$3,640	$3,866	$1,001
Facility exit costs	200	792	992	—
Equipment and inventory relocation costs and other costs	—	9,123	9,123	—
	$1,427	$13,555	$13,981	$1,001

Asset impairments were recognized during 2003 at the Sikeston facility for items idled during the restructuring efforts and later identified for sale. The targeted assets had an original net book value of $1.1 million of which $0.5 million impairment write-off was recognized to reduce the cost to its fair market value. The resulting $0.6 million value is reported as assets held for sale at December 31, 2003. An additional impairment was taken at the Florence facility for assets involved in exiting the industrial products line. The total impairment loss amounted to $0.1 million with a residual assets held for sale, valued at $0.1 million.

In connection with the Company’s restructuring efforts, a manufacturing facility was sold for $6.0 million (less closing costs of $0.4 million) in September 2003. The carrying value of the facility at the date of the sales was $3.0 million. The Company entered into an agreement with the purchaser to lease the facility for six months subsequent to the sale and subsequently extended it through June 2005. As a result of the transaction, the Company recognized a gain of $1.7 million and deferred $0.9 million which was amortized to income during 2004, in accordance with SFAS No. 98, Accounting for Leases. The realized gain has been recorded in other income (expense).

9. Derivative Financial Instruments and Fair Value Information

The Company, to a limited extent, uses forward fixed price contracts and derivative financial instruments to manage commodity price risks. The Company is exposed to credit risk in the event of nonperformance by counterparties for metal forward price contracts, and metals futures contracts but the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally limited to the unrealized gains within the underlying contracts.

Commodity Price Risk Management — The cost of copper, the Company’s most significant raw material has been subject to significant volatility over the past several years. In anticipation of a significant reduction in inventory levels in 2003, the Company entered into copper futures sales contracts to minimize the price risk associated with declining copper costs. These contracts were liquidated throughout the year in step with the

23

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

9. Derivative Financial Instruments and Fair Value Information (Continued)

decreases in inventory. In December 2003, the Company purchased approximately $13 million of copper inventory for use in the production process in the first quarter of 2004. In connection with such purchases, the Company entered into copper futures contracts to match the copper price to the consumption period. As such, these contracts were recorded at fair value at December 31, 2003 resulting in a charge to earnings of $0.6 million. These contracts were subsequently liquidated in the first quarter of 2004.

Similarly, in December 2004, the Company purchased approximately $9 million of copper inventory for use in the first quarter of 2005 and the Company entered into copper futures contracts to match the copper price to the consumption period. These contracts were also recorded at fair value at December 31, 2004 resulting in a charge to cost of sales of $0.4 million. These contracts were liquidated in the first quarter of 2005.

10. Commitments and Contingencies

The Company leases certain of its warehouses and equipment under noncancellable operating leases. Certain of the operating leases contain options for the Company to purchase the asset being leased or extend the lease. Total rent expense under cancelable and noncancelable operating leases was $2.6 and $3.2 million for the years ended December 31, 2004 and 2003.

At December 31, 2004, future minimum lease payments under noncancelable operating leases are as follows:

Year Ending	(in thousands)

2005	$2,057
2006	1,746
2007	1,046
2008	679
2009	166
Thereafter	—

The Company subleases a portion of each of their three regional distribution centers. The Company received $0.8 million of sublease income during 2004. Below are the future lease commitments from the subleases related to these subleases.

Year Ending	(in thousands)

2005	$866
2006	390
2007	137

At December 31, 2004 the Company had committed approximately $17.1 million to outside vendors for the purchase of goods and services, of which approximately $1.1 million was related to certain projects. The remainder was primarily for inventory and other supply items.

Approximately 24% of the Company’s total labor force at December 31, 2004 is covered by collective bargaining agreements. Contracts covering all of the Company’s unionized work force are due to expire at various times in 2007.

The Company is subject to lawsuits incidental to its business. In the opinion of management, based on its examination of such matters and discussions with counsel, the ultimate resolution of all pending or threatened

24

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

10. Commitments and Contingencies (Continued)

litigation, claims and assessments will have no material adverse effect on the Company’s consolidated financial position, liquidity or results of operations.

The Company’s operations are subject to environmental laws and regulations in each of the jurisdictions in which it owns or operates facilities or for which it has assumed liabilities, governing, among other things, emissions into the air, discharges to water, the use, handling and disposal of hazardous substances and the investigation and remediations of soil and groundwater contamination both on-site at past and current facilities and at off-site disposal locations. The Company is currently involved in an environmental investigation at one site which may result in certain remedial activities being required under the oversight of a state regulatory agency. The Company currently does not believe that any of the environmental proceedings in which it is involved, and for which it may be liable, will have a material adverse effect upon its business, financial condition, liquidity or results of operations.

The Company accepts certain customer orders for future delivery at fixed prices. As copper is the most significant raw material used in the manufacturing process, the Company enters into forward purchase fixed price commitments for copper to properly match its cost to the value of the copper to be billed to the customers. At December 31, 2004, the Company had forward fixed price purchase commitments for 0.5 million pounds of copper. At December 31, 2003, the Company had no forward fixed price purchase commitments.

11. Related Party Transactions

As discussed in Note 1, in December 2002, the Company entered into a supply and transitional services agreement with Superior. The agreement was subsequently replaced in November 2003 by a new supply and services agreement (See Note 1).

Pursuant to a management agreement dated December 11, 2002, so long as no event of default exists or is created by such payment under the revolving credit facility, Alpine is entitled to receive from Alpine Holdco and the Company an annual management fee (together with any unpaid management fees from prior years), which (effective January 1, 2004) was increased from $1.0 million to $1.8 million and reimbursement for all direct costs incurred by Alpine related to the business of Alpine Holdco and its subsidiaries. Alpine’s ability to receive distributions from Alpine Holdco is restricted under the terms of the revolving credit facility to a maximum of $1.8 million for the aforementioned management fee, amounts representing Alpine’s tax liability in respect of the operations of Alpine Holdco plus $250,000 per year. Under the facility agreement, Alpine is also entitled to reimbursement for all direct costs incurred by it related to the business of Alpine Holdco.

Essex Electric subleases a portion of the Company’s leased facilities at Ontario, California and McDonough, Georgia to Superior. Lease payments to Essex Electric by Superior were $0.7 and $0.8 in 2004 and 2003, respectively.

Essex Electric processes insulated copper wire at its Jonesboro, IN scrap reclamation center for Superior. Essex Electric charges a fee for this service and retains, then sells, the copper reclaimed. The charges to Superior for these services recorded in net sales were $0.6 and $0.5 million for 2004 and 2003, respectively.

In September 2003, Alpine Holdco purchased 681 newly issued shares of common stock of Essex Electric. In October 2003, Superior, under it’s rights under the Security Holder’s Agreement dated December 11, 2002, purchased 169 newly issued shares of Essex Electric common stock for an aggregate cash purchase price of $0.5 million. After the aforementioned stock purchases, Alpine Holdco and Superior owned 89.8% and 10.2% of Essex Electric, respectively.

25

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

11. Related Party Transactions

In January 2005, Alpine Holdco purchased an additional 1,792 shares of Essex Electric. Superior, under it’s rights under the Security Holder’s Agreement, purchased 445 shares of newly issued shares of Essex Electric common stock for an aggregate cash purchase price of $1.2 million, after the aforementioned stock purchases, Alpine Holdco and Superior owned 84.2% and 15.8% of Essex Electric, respectively.

Alpine Holdco’s parent company, Alpine, owned approximately 48.9% of Superior and accounted for Superior on the equity method of accounting from December 11, 2002 until the fourth quarter 2003. Therefore, any transactions with Superior prior to the finalization of Superior’s bankruptcy are considered related party transactions. See Note 1 for discussion of the Supply Agreement between the Company and Superior.

Amounts included in the Company’s financial statements resulting from related party transactions as of December 31 are as follows:

	December 31, 2004	December 31, 2003

Accounts payable	$87	$116
Warrant	936	1,000

	Year Ended December 31, 2004	Year Ended December 31, 2003

Net sales	$613	$1,910
Cost of goods sold	589	1,714
Selling, general and administrative expenses	652	2,954
Inventory purchases	101,314	88,900

12. Employee Benefit Plans

Defined Contribution Plans — On February 1, 2003, Essex Electric established two defined contribution plans, one for the Salaried and Non-Bargaining Employees (the “Salaried Plan”) and one for the Union Employees (the “Union Plan”). The Salaried Plan covers substantially all the Salaried and Non-Bargaining employees of Essex Electric. The plans provide for limited matching of employee contributions. The Company contributed approximately $0.5 and $0.7 million to the plans for the years ended December 31, 2004 and 2003, respectively.

Defined Benefit Plan — Effective January 1, 2003, Essex Electric established a noncontributory defined benefit plan for union employees, with service eligibility retroactive to December 9, 2002. Benefits are based on a flat benefit per year of credited service. The policy is to make contributions sufficient to meet the minimum funding amount required by applicable laws and regulations. The cost and benefit obligations related to the defined benefit plan is immaterial to the Company for the year ended December 31, 2004 and 2003.

13. Subsequent Event

On March 23, 2005, the Company announced its decision to close its manufacturing operations in Anaheim, California as of April 30, 2005. This action is in accordance with the Company’s restructuring plan which began over two years ago. The real estate was sold in 2003 and the Company has been leasing the property since that time. It is anticipated that the Company will incur between $1.5 million and $2.0 million in one-time non recurring costs associated with this action.

26

ESSEX ELECTRIC INC.
NOTES TO UNADUITED FINANCIAL STATEMENTS (Continued)

Years Ended December 31, 2004 and 2003
(in thousands)

13. Subsequent Event (Continued)

On September 30, 2005, Essex Electric Inc. entered into an agreement to sell substantially all of the assets of its electrical wire business (the “Essex Electric Sale”) to the Southwire Company (“Southwire”). The agreement provides for the sale by Essex Electric of all of its closing date building wire related inventory and prepaid assets, its Florence, Alabama manufacturing plant and equipment, and the assumption by Southwire of certain contracts and selected current liabilities related to the business. Essex Electric will retain substantially all of its other liabilities including the indebtedness under its revolving credit facility. Excluded from the sale are cash and cash equivalents and accounts receivable of Essex Electric, a copper scrap reclamation plant and operation based in Jonesboro, Indiana, a plastic resin compounding plant and operation based in Marion, Indiana, and three leased warehouse distribution centers. The scrap reclamation operation services both Essex Electric’s internal requirements for scrap processing, as well as outside customers. The purchase price is the sum of (i) $27 million plus (ii) the closing date value of Essex Electric’s inventory and certain prepaid assets. The sale is subject to approval by shareholders of Alpine and is currently expected to close in early 2006. The net assets to be disposed of do not meet all of the requirements of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, for assets to be classified as held for sale or discontinued operations due to the requirement that the stockholders must approve the Essex Electric Sale.

27

ANNEX XI

Unaudited Pro Forma Condensed Consolidated Financial Statements of The Alpine Group, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 30, 2005, “Essex Electric Inc. (“Essex”), the Company’s 84% owned subsidiary, entered into an agreement to sell substantially all of the assets of its electrical wire business (the “Asset Sale”) to the Southwire Company (“Southwire”). The agreement provides for the sale by Essex of all of its closing date building wire related inventory and prepaid assets, its Florence, Alabama manufacturing plant and equipment, and the assumption by Southwire of certain contracts and selected current liabilities related to the business. Essex will retain substantially all of its other liabilities including the indebtedness under its revolving credit facility. Excluded from the sale are cash and cash equivalents and accounts receivable of Essex, a copper scrap reclamation plant and operation based in Jonesboro, Indiana, a plastic resin compounding plant and operation based in Marion, Indiana, and three leased warehouse distribution centers. The scrap reclamation operation services both Essex’s internal requirements for scrap processing, as well as outside customers. The purchase price is the sum of (i) $27 million plus (ii) the closing date value of Essex’s inventory and certain prepaid assets. The Asset Sale is subject to approval by shareholders of Alpine and is currently expected to close in early 2006. The following unaudited pro forma condensed consolidated financial statements of The Alpine Group, Inc. (“Alpine”) give effect to the proposed Asset Sale as though it had occurred as of September 30, 2005 for the purposes of the unaudited pro forma condensed consolidated balance sheet or, with respect to the unaudited pro forma condensed consolidated statements of operations as of the beginning of January 1, 2002.

The unaudited pro forma condensed consolidated financial information was derived by adjusting the historical financial statements of Alpine for the removal of assets, liabilities, revenues and expenses associated with the proposed Asset Sale and the pro forma adjustments described in the footnotes herein. The ongoing activity presented in these unaudited pro forma condensed consolidated financial statements represents Alpine’s ongoing business and corporate assets, liabilities, revenues and expenses that will not be divested in the Asset Sale. The unaudited pro forma condensed consolidated statements of operations do not reflect the effects of consolidated potential revenues from the investment of the net proceeds to be received by Essex from the Asset Sale. Based upon asset balances as of September 30, 2005, the estimated gain on the sale before taxes and minority interest for book purposes is approximately $25.0 million. If and when the shareholders vote to approve the Asset Sale, the Essex net assets sold in the Asset Sale and the related results operations will be accounted for as discontinued operations, in accordance with Statement of Accounting Standards (SFAS) 144 - “Accounting for the Impairment or Disposal of Long-Lived Assets”. These pro forma condensed consolidated financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that might have been achieved if the Asset Sale had occurred as of an earlier date and are not necessarily indicative of the operating results and financial position which may occur in the future.

The unaudited pro forma condensed consolidated financial statements herein, have been prepared in accordance with accounting principles generally accepted in the United States of America, consistent with and should be read in conjunction with the historical financial statements and notes thereto incorporated by reference herein.

1

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2005
(in thousands)
(unaudited)

	As Reported	Adjustments Resulting from Asset Sale(1)		Pro Forma

ASSETS
Current assets:
Cash and marketable securities	$23,188	$28,183	(2)	$51,371
Accounts receivable (net)	61,075	(59,250)	(3)	1,825
Inventories (net of $233 LIFO reserve as of September 30 , 2005)	22,875	(22,728)	(3)	147
Current assets of discontinued operations	—	60,843	(3)	60,843
Other current assets	5,908	(1,643)	(3)	4,265
Total current assets	113,046	5,405	(3)	118,451
Property, plant and equipment, net	17,746	(16,506)	(3)	1,240
Deferred income taxes	836	2,030	(3)	2,866
Assets of discontinued operations	—	876	(3)	876
Other long-term assets	2,789	(876)	(3)	1,913
Total assets	$134,417	$(9,071)	(3)	$125,346

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility	$44,472		$(44,472 (3)	$—
Accounts payable	18,827	(10,552)	(3)(1h)	8,275
Accrued expenses	11,006	(8,422)	(3)	2,584
Current liabilities of discontinued operations	—		44,230 (3)	44,230
Deferred income taxes and income taxes payable	7,367	(5,300)	(3)	2,067
Total current liabilities	81,672	(24,516)		57,156
Long-term debt	3,215		—	3,215
Other long-term liabilities	18,417		(36 (3)	18,381
Liabilities of discontinued operations	—		36 (3)	36
Warrant	942	(942)	(3)	—
Minority interest in subsidiary	4,080	4,019)	(4)	8,099
Mandatorily redeemable series A cumulative preferred stock	5,302		—	5,302
Stockholders’ equity	20,789		12,368 (5)	33,157
Total liabilities and stockholders’ equity	$134,417	$(9,071)		$125,346

——————

(1)

Below are the key assumptions included in the calculation of the Adjustments Resulting from Asset Sale and the resulting pro forma amounts in the balance sheet above.

(a)

All outstanding accounts receivable, net of allowance for doubtful accounts, will be retained by Essex and collected subsequent to the Asset Sale closing.

(b)

All inventories, except for those at the Jonesboro, Indiana copper scrap reclamation operation, will be sold to Southwire at standard cost, with copper and certain other raw materials at current costs (September 2005 monthly average), in accordance with the Asset Purchase Agreement. This amount will be received at the Asset Sale closing.

(c)

Other current assets related to Essex will be settled subsequent to the Asset Sale closing, except for approximately $50,000 of prepaid items that Southwire will pay Essex for at the Asset Sale closing.

(d)

The property, plant and equipment at the Florence, Alabama facility with a net book value of $16,506 as of September 30, 2005 will be purchased by Southwire for $26,950.

2

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
As of September 30, 2005
(in thousands)
(unaudited)

(e)

Essex’s revolving credit facility will be paid in full using a portion of the proceeds received at the closing of the Asset Sale. The revolving credit facility is a $70 million facility, $44.5 million of which was outstanding as of September 30, 2005 with an average interest rate of 7.1%.

(f)

Deferred taxes and any other income taxes payable as of September 30 , 2005 related to Essex’s assets sold to Southwire, along with the taxes at a statutory tax rate of 40% related to the gain on the Asset Sale, will be settled subsequent to the date of the closing of the Asset Sale. These taxes are accrued in the deferred income taxes and income taxes payable line above.

(g)

Superior will exercise its warrant to buy an additional 199 shares (4.1% of the shares outstanding) of Essex for $555,000. The warrant provides that Superior must exercise the warrant as a result of the Asset Sale or it will expire.

(h)

Costs directly associated with the Asset Sale, including severance expenses, transition costs, bank prepayment fees, bonuses and closing costs will be paid subsequent to the closing of the Asset Sale and are accrued in accounts payable in the adjustments column above.

(2)

The expected cash proceeds from the Asset Sale, based upon balances as of September 30, 2005, are as follows:

From Southwire for assets purchased

Fixed Assets	$26,950
Inventories	45,100
Prepaid expenses and deposits	50
Total from Southwire for assets purchased	72,100
From Superior Essex for exercise of Warrant	555
Total Proceeds	72,655
Less: Paying off revolving credit facility	(44,472)
Net cash proceeds	$28,183	(a)

(a)

Excludes the estimated $8.0 million of costs to be incurred in connection with the proposed Asset Sale, including severance expenses, transition costs, bank prepayment fees, bonuses and closing costs.

(3)

The components of assets and liabilities of the Essex building wire business to be sold in the Asset Sale and classified as discontinued operations in the Pro Forma Balance Sheet above are presented below with footnote references to note (1) above:

3

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
As of September 30, 2005
(in thousands)
(unaudited)

	Prior to Asset Sale	Adjustments Resulting from Asset Sale(1)		Assets and Liabilities of Discontinued Operations After Sale

Accounts receivable (net)	$59,250	$—		$59,250
Inventories	22,728	(22,728)	(1b)	—
Other current assets	1,643	(50)	(1c)	1,593
Total current assets	83,621	(22,778)		60,843

Property, plant and equipment, net	16,506	(16,506)	(1d)	—
Other assets	876	—		876
Total assets	$101,003	$(39,284)		$61,719

Revolving credit facility	$44,472	$(44,472)	(1e)	$—
Accounts payable	18,552	—		18,552
Accrued expenses	8,422	—		8,422
Deferred income taxes and income taxes payable	5,300	11,956	(1f)	17,256
Total current liabilities	$76,746	$(32,516)		$44,230

Deferred income taxes	$2,030	$(2,030)	(1f)	$—
Other long term liabilities	36	—		36
Warrant	942	(942)	(1g )	—
Total liabilities	$79,754	$(35,488)		$44,266

Total net assets	$21,249	$(3,796)		$17,453

(4)

The increase in minority interest is the result of Superior assumed additional investment upon exercise of the warrant to purchase shares of Essex stock and Superior’s share of the gain on the Asset Sale. See note (1)(g) above.

(5)

Below is a summary of the pro forma effects on stockholders’ equity of the Asset Sale and the assumed exercise by Superior of its warrant to purchase additional shares of Essex:

Cash proceeds	$72,100
Expenses of the Asset Sale	(8,000)
64,100
Less: net book value of assets sold	39,284
Pre-tax gain on sale of assets	24,816
Tax provision on gain on sale	(9,926)
Net gain on sale	14,890
Minority interest (share of gain and effects of warrant exercise)	(2,522)
Increase in stockholders’ equity	$12,368

4

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Continued)
For the nine months ended September 30, 2005
(unaudited)

	As Reported	Adjustments Resulting from the Asset Sale(1)	Pro Forma(2)

Net sales	$300,665	$(291,200)	$9,465
Cost of goods sold	283,812	(274,701)	9,111
Gross profit	16,853	(16,499)	354
Selling, general and administrative expenses	16,904	(14,160)	2,744
Restructuring and other charges	2,323	(2,323)	—
Operating loss	(2,374)	(16)	(2,390)
Interest expense	(3,007)	2,393	(614)
Other income (expense), net	23	(14)	9
Loss from continuing operations before income taxes and minority interest	(5,358)	2,363	(2,995)
Income tax benefit	1,195	(940)	255
Loss from continuing operations before minority interest	(4,163)	1,423	(2,740)
Minority interest in losses of subsidiary	325	(225)	100
Net loss from continuing operations	(3,838)	1,198	(2,640)
Preferred stock dividends	(335)	—	(335)
Net loss from continuing operations applicable to common stock	(4,173)	1,198	(2,975)
Basic and diluted
Loss per share of common stock from continuing operations applicable to common stock	$(0.26)	$0.08	$(0.19)

Weighted average shares outstanding	15,790	15,790	15,790

——————

(1)

Represents the results of operations for the nine months ended September 30, 2005 for Essex’s building wire business being sold in the Asset Sale. Includes the lease and other costs of the three warehouse distribution centers, since those costs are costs of Essex’s building wire business. Those warehouse leases will not be assumed by Southwire as part of the Asset Sale and therefore will be retained by Essex after the Asset Sale.

(2)

The lease cost of the three warehouses for the 12 months following the expected closing date of the Asset Sale is estimated to be $0.8 million, after an estimated $0.7 million of sublease income. Excludes $8.0 million of estimated costs to be incurred in connection with the proposed Asset Sale, including severance expenses, transition costs, bank prepayment fees, bonuses and closing costs. Also excludes gain on the Asset Sale, write-off of debt issuance costs and loss on sale of Essex’s stock to Superior as a result of its expected warrant exercise.

5

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Continued)
For the 12 months ended December 31, 2004
(unaudited)

	As Reported	Adjustments Resulting from the Asset Sale(1)	Pro Forma(2)

Net sales	$315,894	$(304,672)	$11,222
Cost of goods sold	296,338	(285,334)	11,004
Gross profit	19,556	(19,338)	218
Selling, general and administrative expenses	24,945	(19,570)	5,375
Restructuring and other charges	4,231	(3,917)	314
Operating loss	(9,620)	4,149	(5,471)
Interest expense	(3,039)	2,321	(718)
Other expense, net	(264)	(113)	(377)
Loss from continuing operations before income taxes and minority interest	(12,923)	6,357	(6,566)
Benefit for income taxes	5,312	(2,719)	2,593
Loss from continuing operations before minority interest	(7,611)	3,638	(3,973)
Minority interest in losses of subsidiary	468	(372)	96
Net loss from continuing operations	(7,143)	3,266	(3,877)
Preferred stock dividends (including beneficial conversion feature)	(3,247)	—	(3,247)
Net loss from continuing operations applicable to common stock	$(10,390)	$3,266	$(7,124)
Basic and diluted
Loss per share of common stock from continuing operations	$(0.77)	$0.24	$(0.53)

Weighted average shares outstanding	13,440	—	13,440

——————

(1)

Represents the results of operations for the 12 months ended December 31, 2004 for Essex’s building wire business being sold in the Asset Sale. Includes the lease and other costs of the three warehouse distribution centers, since those costs are a cost of Essex’s building wire business. Those warehouse leases will not be assumed by Southwire as part of the Asset Sale and therefore will be retained by Essex after the Asset Sale.

(2)

The lease cost of the three warehouses for the 12 months following the expected closing date of the Asset Sale is estimated to be $0.8 million, after an estimated $0.7 million of sublease income. Excludes $8.0 million of estimated costs to be incurred in connection with the proposed Asset Sale, including severance expenses, transition costs, bank prepayment fees, bonuses and closing costs. Also excludes gain on the Asset Sale, write-off of debt issuance costs and loss on sale of Essex’s stock to Superior as a result of its expected warrant exercise.

6

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Continued)
For the 12 months ended December 31, 2003
(unaudited)

	As Reported	Adjustments Resulting from the Asset Sale(1)	Pro Forma(2)

Net sales	$302,112	$(296,427)	$5,685
Cost of goods sold	286,947	(281,308)	5,639
Gross profit	15,165	(15,119)	46
Selling, general and administrative expenses	31,601	(28,761)	2,840
Restructuring and other charges	13,552	(13,552)	—
Loss on asset sale and impairments	592	(592)	—
Operating loss	(30,580)	27,786	(2,794)
Interest expense	(3,676)	2,965	(711)
Gain on cancellation of equity investment in Superior (Note 1)	854,262	—	854,262
Other income (expense), net	70	(2,771)	(2,701)
Income from continuing operations before income taxes, minority interest and equity in net loss of affiliate	820,076	27,980	848,056
Income tax benefit	10,709	(10,655)	54
Income from continuing operations before income taxes, minority interest and equity in net loss of affiliate	830,785	17,325	848,110
Minority interest in (earnings) loss of subsidiary	526	(516)	10
Equity in net loss of affiliate	(86)	—	(86)
Income from continuing operations	831,225	16,809	848,034
Preferred stock dividends	(2,756)	—	(2,756)
Income from continuing operations applicable to common stock	$828,469	$16,809	$845,278
Net income per share of common stock:
Basic
Income attributable to common stock from continuing operations	$60.13	$1.22	$61.35

Diluted
Income attributable to common stock from continuing operations	$51.01	$0.97	$51.98

Weighted average shares outstanding
Basic	13,778	—	13,778
Diluted	16,240	21	16,261

——————

(1)

Represents the results of operations for the 12 months ended December 31, 2003 for Essex’s building wire business being sold in the Asset Sale. Includes the lease and other costs of the three warehouse distribution centers, since those costs are a cost of Essex’s building wire business. Those warehouse leases will not be assumed by Southwire as part of the Asset Sale and therefore will be retained by Essex after the Asset Sale.

(2)

The lease cost of the three warehouses for the 12 months following the expected closing date of the Asset Sale is estimated to be $0.8 million, after an estimated $0.7 million of sublease income. Excludes $8.0 million of estimated costs to be incurred in connection with the proposed Asset Sale, including severance expenses, transition costs, bank prepayment fees, bonuses and closing costs. Also excludes gain on the Asset Sale, write-off of debt issuance costs and loss on sale of Essex’s stock to Superior as a result of its expected warrant exercise.

7

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Continued)
For the 12 months ended December 31, 2002
(unaudited)

	As Reported	Adjustments Resulting from the Asset Sale(1)	Pro Forma(2)

Net sales	$1,364,007	$(465,866)	$898,141
Cost of goods sold	1,208,774	(438,928)	769,846
Gross profit	155,233	(26,938)	128,295
Selling, general and administrative expenses	132,942	(37,525)	95,417
Restructuring and other charges	36,485	(2,640)	33,845
Loss on asset sale and impairments	463,716	(106,171)	357,545
Operating loss	(477,910)	119,398	(358,512)
Interest expense	(104,819)	218 (3)	(104,601)
Loss on investment in securities	(4,085)	—	(4,085)
Other income (expense), net	598	(368)	230
Loss from continuing operations before income taxes, distributions on preferred securities of subsidiary trust, minority interest, equity in net loss of affiliate, extraordinary item and cumulative effect of accounting change	(586,216)	119,248	(466,968)
Income tax benefit	95,323	(47,699)	47,624
Loss from continuing operations before distributions on preferred securities of subsidiary trust, minority interest, equity in net loss of affiliate, extraordinary item and cumulative effect of accounting change	(490,893)	71,549	(419,344)
Distributions on preferred securities of subsidiary trust	(15,223)	—	(15,223)
Loss from continuing operations before minority interest, equity in net loss of affiliate, extraordinary item and cumulative effect of accounting change	(506,116)	71,549	(434,567)
Minority interest in (earnings) loss of subsidiary	3,462	(3,003)	459
Equity in net loss of affiliate	(136)	—	(136)
Loss from continuing operations before extraordinary item and cumulative effect of accounting change	(502,790)	68,546	(434,244)
Preferred stock dividends	(38)	—	(38)
Loss from continuing operations applicable to common stock before extraordinary item and cumulative effect of accounting change	$(502,828)	$68,546	$(434,282)
Basic and diluted
Loss per share from continuing operations applicable to common stock before extraordinary item and cumulative effect of accounting change	$(33.86)	$4.62	$(29.24)
Weighted average shares outstanding	14,851	—	14,851

——————

(1)

Represents the results of operations for the 12 months ended December 31, 2002 for Essex’s building wire business being sold in the Asset Sale. Includes the lease and other costs of the three warehouse distribution centers, since those costs are a cost of Essex’s building wire business. Those warehouse leases will not be assumed by Southwire as part of the Asset Sale and therefore will be retained by Essex after the Asset Sale.

(2)

The lease cost of the three warehouses for the 12 months following the expected closing date of the Asset Sale is estimated to be $0.8 million, after an estimated $0.7 million of sublease income. Excludes $8.0 million of estimated costs to be incurred in connection with the proposed Asset Sale, including severance expenses, transition costs, bank prepayment fees, bonuses and closing costs. Also excludes gain on the Asset Sale, write-off of debt issuance costs and loss on sale of Essex’s stock to Superior as a result of its expected warrant exercise.

(3)

For the period from January 1, 2002 to December 10, 2002, the results of operations of Essex’s building wire business were consolidated with Superior and as such, interest expense was not allocated to Essex’s building wire business. Since there is no readily available means by which to retrospectively allocate those costs they are not adjusted for in the adjustment column above.

8